As filed with the SEC on 04/12/2019	Registration No. 333‑01031
811-07545
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________
FORM N‑6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post‑Effective Amendment No. 25
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 31
_____________
THE PRUDENTIAL VARIABLE
CONTRACT ACCOUNT GI-2
(Exact Name of Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)
751 Broad Street
Newark, New Jersey 07102
800 778-2255
(Address and telephone number of principal executive offices)

Lisa G. Baltazar
Vice President and Corporate Counsel
The Prudential Insurance Company of America
80 Livingston Avenue
Roseland, New Jersey 07068
(Name and address of agent for service)
_____________

It is proposed that this filing will become effective (check appropriate space):

□	immediately upon filing pursuant to paragraph (b) of Rule 485
■	on May 1, 2019, pursuant to paragraph (b) of Rule 485
(date)

□	on pursuant to paragraph (a)(1) of Rule 485
(date)

■	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2019

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

Group Variable Universal Life
This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company. This prospectus does not take into account the investment objectives or financial situation of any client or prospective clients.  The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product.  Clients seeking information regarding their particular investment needs should contact a financial professional .

You may choose to invest your Contract's premiums and its earnings in one of several Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “prospectus supplement”).

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account.
Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program. This prospectus may be accompanied by a prospectus supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the prospectus supplement together provide the information you need to know about Group Variable Universal Life Insurance, and you should read them together. Current prospectuses for each of the Funds accompany this prospectus. These prospectuses contain important information about the Funds. Please read these prospectuses and keep them for reference.

__________________________________________________________________________________________________________
IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on our website (www.prudential.com/gulgvul), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If available, you may elect to receive shareholder reports and other communications from the Funds electronically anytime by going to www.prudential.com/gulgvul. You may elect to receive all future reports in paper free of charge by calling 1-800-562-9874.

In compliance with US law, Prudential delivers this prospectus to Participants that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see the CHARGES AND EXPENSES section.

The first table describes fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5% of each premium payment.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Currently 2.71% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$2 from each premium payment.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	The lesser of $20 and 2% of the amount surrendered.
Withdrawal Charge	This charge is assessed on a Withdrawal.	The lesser of $20 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer after the twelfth transfer.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	$20 per statement.
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan.

1. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount may increase if the premium taxes charged by state, local, or federal governments increase.

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The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.11
*Cost of Insurance[2]:
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.18

Representative guaranteed charge - $0.88[4]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $50.48
Minimum - $0.10

Representative guaranteed charge - $0.63[5]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $0.95[6]

Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits[3,8]:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $0.29[6] Minimum - $0.29[6]
Representative current charge - $0.29[7]
Child Dependents Term Life Insurance	Monthly	Maximum -$0.10[6] Minimum - $0.10[6]
Representative current charge - $0.10[8]
AD&D on employee’s life	Monthly	Maximum - $0.06[6] Minimum - $0.06[6]
Representative current charge $.06[8]
AD&D on Spouse’s life	Monthly	Maximum - $0.03[7] Minimum - $0.03[7]
Representative current charge $.03[8]
AD&D on employee and family’s life	Monthly	Maximum - $0.05[6] Minimum - $0.03[6]
Representative current charge - 0.03[8]

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics described in the prospectus supplement. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 50-year old insured under the certificate.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

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6.	These are the maximum and minimum rates currently charged. The Group Contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.
The representative current charge for spouse term insurance is a sample rate currently charged for a 50-year old insured, who is the spouse of an active employee in the largest insured group that offers this benefit.

8.	The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group that offers this benefit.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.31%	1.57%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) Group Contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through Variable Investment Options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which Variable Investment Options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Certificate defines Eligible Group Members who are eligible to buy the Group Variable Universal Life Insurance under the Group Contract. The Certificate also says whether or not Eligible Group Members may also buy coverage for their qualified dependents as described in the prospectus supplement.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

Some features, conditions and terms described in this prospectus may not be available in some states or under certain Group Contracts.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount

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of the Death Benefit will also vary from day to day. However, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the DEATH BENEFITS section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the Variable Investment Options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the Variable Investment Options; (v) Net Premiums added; (vi) withdrawals taken; (vii) transaction charges; and (viii) monthly charges Prudential deducts for the insurance. There is no guaranteed minimum balance for the Certificate Fund.

The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments and have those payments directed to the investment options you select. See the PREMIUMS - Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some group plans, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your sponsoring group. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2, and the PREMIUMS - Allocation of Premiums sections.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 2%. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

Transfers among Investment Options

You may transfer amounts from one investment option to another. We do not limit the number of transfers between Variable Investment Options, but we may charge for more than 12 transfers and require written requests if more than 20 transfers are requested in a Certificate Year. We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the PREMIUMS - Transfers/ Restrictions on Transfers section.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available investment options available under the Group Contract at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy a greater interest in the Fund when the price is low and a lesser interest in the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the PREMIUMS - Dollar Cost Averaging section.

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Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some group plans, Prudential is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the SURRENDER AND WITHDRAWALS and Withdrawals section and the TAXES section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans may have a limit on the number of withdrawals you can make in a year. Some group plans may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the SURRENDER AND WITHDRAWALS section and the TAXES section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some group plans, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the TAXES section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the OTHER GENERAL CONTRACT PROVISIONS - “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the Variable Investment Options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the TAXES section.

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Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type benefit or rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the TAXES section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Group Contract provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or Certificate loans, your Certificate may lapse or you may not accumulate the Funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans have a limit on the number of withdrawals you can make in a year, and some group plans may impose a transaction charge.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the TAXES section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges and your Certificate will lapse unless sufficient premium or loan repayments are made. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the TAXES section.

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Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify the Certificate as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds section and GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

Risks Associated with the Variable Investment Options
The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in a Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Variable Investment Options that you choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the Fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the Variable Investment Options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

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Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Fixed Account is not a subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of assets invested under the Group Contract are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount. Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a Variable Investment Option.
We will permit each Group Contract Holder to select up to 19 of these Funds. The Prudential Series Fund Government Money Market Portfolio currently must be one of the selected Funds. The Fixed Account is also available in addition to the up to 19 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 2%.)
You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional Net Premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.
Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.
Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

When you choose a Variable Investment Option, we purchase shares of a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional Variable Investment Options in the future.

A list of the Funds offered and their investment advisers can be found in the Group Variable Universal Life Prospectus Supplement (the “prospectus supplement”).

We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. If this occurs, Prudential will provide you with prior notice of the change including any options available to you. You will have the opportunity to transfer any amount to the Fixed Account or any other investment option available to you.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Variable Investment Options. Neither the companies that invest in the Funds nor the Funds currently foresee any such

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disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Fund; or

(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

This product prospectus includes separate prospectuses for each available Fund. Each prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this product prospectus and any supplements. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more Funds or may substitute a different Fund for any Fund.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Participants. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate

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outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Certificate Owner voting instructions, we will advise Certificate Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute the shares of a Fund for another Fund or another portfolio or of an entirely different Variable Investment Option. We would not do this without any necessary SEC and/or state approval. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may allocate all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 2%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.

We strictly limit your right to make transfers out of the Fixed Account. See the PREMIUMS - Transfers/Restriction on Transfers section. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the values of the Variable Investment Options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate Fund based upon that loan. See Loans. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, expenses, taxes and interest, investment experience and/or persistency, which is the length of time certificates such as yours and other certificates stay in

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effect, to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Group Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Group Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Group Contract. If, as we expect, the charges that we collect from the Group Contract exceed our total costs in connection with the Group Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Group Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charges for Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction of Charges section below.

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it varies by group and ranges from 2.1% to 3.5% of the premium Prudential receives. This is Prudential's estimate of the average burden of state and local taxes for existing Group Contracts. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5% (but may exceed 5% in some instances). (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge for Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction of Charges section below.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. Under certain group plans, Prudential may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 and 2% of the amount that you receive.

Withdrawal Charge

Under some group plans, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the Certificate Fund.

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Loan Charges

Under certain group plans, Prudential may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain group plans where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

•The size of the group;

•The total amount of premium payments we expect to receive;

•How long Participants will hold their Certificates;

•	The purpose for which the Group Contract was purchased and whether that purpose makes it likely that expenses will decrease; and

•	Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participant.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•the Covered Person's age;

•	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

•the life expectancy of the people covered under your group plan;

•	whether the Group Contract Holder elected to buy any of the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section;

•whether or not the Certificate provides continued coverage; and

•the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•the number of Certificates in effect;

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•the number of new Certificates issued;

•the number of Certificates surrendered or where continued coverage was elected;

•the expected claims (Death Benefits, accelerated benefits and surrenders);

•the expected cost of any additional insurance benefits that the Group Contract Holder elected to buy;

•the expected expenses; and

•the level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the Table of Maximum Rates. See SUMMARY OF CHARGES AND EXPENSES beginning on page 1. The Table of Maximum Rates may be up to 150% of the 1980 CSO Male Table for certificates effective on or before December 31, 2008, 200% of the 2001 CSO Table for certificates effective on or after January 1, 2009 and on or before December 31, 2019, and up to 400% of the 2017 CSO Table for certificates effective on or after January 1, 2020. The maximum rates are based on many factors, including:

•guaranteed issue procedures, if any;

•simplified underwriting that may not require a medical exam, blood tests or urine tests;

•groups with substandard risks characteristics; and

•the expected maximum cost of any additional insurance benefits that the Group Contract Holder elected to buy.

Regardless of how often your premium is paid, the Cost of Insurance Charge for your coverage will generally be withdrawn from your Fund on the Monthly Deduction Date if sufficient money is available. To prevent your Certificate from lapsing, you must ensure that there is enough money in your Fund, minus any Certificate debt and administrative charges, to cover each month's Cost of Insurance Charge when due. Under some group plans, we may deduct the Cost of Insurance Charge upon receipt of the premium payments from the Group Contract Holder

If you remit your premium directly to Prudential and there are insufficient monies in your Fund to pay the entire month’s Cost of Insurance Charge for your coverage, Prudential may withdraw the available monies from your Fund and provide you with notice that your Certificate has gone into default and the 61-day grace period had begun as of the premium due date. We will also inform you of the additional premium due. Unless the entire premium due amount is received by Prudential before the end of the 61-day grace period, your Certificate will lapse for nonpayment of premium. See the Monthly Deductions from the Certificate Fund section below and LAPSE AND REINSTATEMENT section.

The highest current rate per thousand is $18.14 and applies to insureds at age 99. The lowest current rate per thousand is $0.13 and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.07
55	$0.17
65	$0.54

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

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Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges from your Certificate Fund on the Monthly Deduction Date. If your Certificate Fund balance is not at least equal to the monthly charges on the Monthly Deduction Date, we will withdraw the available monies from your Certificate Fund. If sufficient premium is not received within 25 days of the Monthly Deduction Date, we will send an overdue notice indicating that your Certificate is in default and the 61-day grace period began as of the premium due date and how much must be paid to stop your Certificate from lapsing for nonpayment of premium. We will send the overdue notice to the last known address we have on file for you if you remit your premium directly to Prudential or to the Group Contract Holder if premium is remitted for you by the Group Contract Holder. The required payment must be received by the later of 61 days after the premium due date and 30 days after the date we mailed the overdue notice. If the required payment is not received within this time period, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section.

1. Charge for Additional Insurance Benefits: The ADDITIONAL INSURANCE BENEFITS section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Spouse Term Insurance: The rate per thousand currently offered for this benefit is $0.29. Generally, one rate is payable at all ages for a given group of insureds.

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Child Term Life insurance: The rate per thousand currently offered for the benefit varies from a high of $0.16 to a low of $0.16. Generally, the same rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the employee’s life: The rate per thousand currently offered for this benefit is $0.06. Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the Spouse’s life: The rate per thousand currently offered for this benefit is $0.03. Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) Family Rate : The rate per thousand currently offered for this benefit varies from a high of $0.05 to a low of $0.03 .

2. Charge for Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contract Holders. This charge may be higher when premium payments are made directly to Prudential. The charge is guaranteed not to be more than $6.00 per month and currently is not more than $3.11 per month. We may reduce or eliminate this charge under certain group plans. See the CHARGES AND EXPENSES - Reduction of Charges section.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the Variable Investment Options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

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Transaction Charges

Some group plans may also permit Prudential to make the following Transaction Charges:

•	When you surrender your Certificate Fund or when you make a withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

•
Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

•When you request additional statements. The charge may be up to $20 for each statement; and

•
When you request more than 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer. Currently, transfers that occur under the DCA are not counted when calculating the number of transfers in a Certificate Year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Fund Charges

The Funds pay fees and expenses as described in their prospectuses.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Group Contract Holder

The Group Contract Holder is your Employer, the trustee of a trust established by your Employer, or the trustee of a trust established to cover numerous employers under Prudential’s group plans.

Participant

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. Some Group Contracts also allow an Eligible Group Member to apply for coverage on their spouse's life. Some plans allow a spouse or adult child to purchase and own their own group variable universal coverage. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations under his or her Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

1.	designate and change the beneficiary;

2.	make premium payments;

3.	access Certificate values through loans and withdrawals;

4.	surrender his or her coverage;

5.	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and

6.	increase or decrease the face amount.

Applicant Owner Provision

Some group plans have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an applicant owner. At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If the Eligible Group Member satisfies all of the requirements to obtain coverage, including satisfactory evidence of insurability, we will approve the Eligible Group Member for group variable universal life insurance coverage.

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However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

Any amount of insurance for which there is no Beneficiary at your death will be payable to the first of the following: Your (a) surviving spouse; (b) surviving child(ren) in equal shares; (c) surviving parents in equal shares; (d) surviving siblings in equal shares; (e) estate. This order will apply unless you have made an assignment of your right to choose a Beneficiary. If the assignee has not chosen a beneficiary, any death proceeds will be payable to the assignee, if living, or to the estate of the assignee, if not living.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance on the date mutually agreed upon by Prudential and the Group Contract Holder, the date the person is approved for coverage by Prudential, or the date the person is actively at work, whichever is later.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. Some group plans also allow an Eligible Group Member to apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant, and we will usually issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some group plans, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant.

Effective Date of Insurance

When your Employee Group Variable Universal Life Insurance begins depends on what day of the month you have completed all of the following requirements:

•	You are an Eligible Group Member; and

•	You have met any evidence requirement for Group Variable Universal Life Insurance; and

•	Your insurance is not being delayed under any delay of effective date provision; and

•
You have enrolled on a form approved by Prudential and agreed to pay the required contributions. You may enroll within 31 days of when you could first be covered, or within 60 days of a Life Event; and

•	You are actively at work on the date your coverage is scheduled to become effective.

If you satisfy all of the above requirements prior to the twentieth day of a month, your insurance will begin on the first day of that month. If you satisfy all of the above requirements on or after the twentieth day of a month, your insurance will begin on the first day of the next month.

When your Dependents Insurance begins depends on what day of the month all of the following requirements are completed:

o	The person being covered is your Qualified Dependent; and

o	You are an Eligible Group Member and in a Covered Class for that insurance; and

o	You are enrolled for the Employee Group Variable Universal Life Insurance; and

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o	You have met any evidence requirement for that Qualified Dependent; and

o	Your insurance for that Qualified Dependent is not being delayed because the Qualified Dependent is home or hospital confined; and

o	Dependents Insurance under that Coverage is part of the Group Contract: and

o	You have enrolled on a form approved by Prudential and agreed to pay the required contributions.

If all of the above requirements are satisfied prior to the twentieth day of a month, your Dependent Insurance will begin on the first day of that month. If all of the above requirements are satisfied on or after the twentieth day of a month, your Dependent Insurance will begin on the first day of the next month.

Maximum Age

You must generally enroll for coverage prior to attaining age 75. Your coverage will generally mature when you attain age 100.

When a Participant reaches the Maximum age, the certificate will be surrendered and the Cash Surrender Value will be distributed to the owner.   Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAXES section.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account (or, under some group plans, in the Prudential Series Fund Government Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else only as a gift assignment. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•you make the assignment in writing;
•you sign it; and
•Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAXES section.

Experience Credits

The Group Contract may be eligible to receive Experience Credits. However, typically, we set the premium rates in such a way that we will not generally pay an Experience Credit. If there is an Experience Credit, Prudential will pay it to the Group Contract Holder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium

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payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Prudential will bill for the difference. If an adjustment results in a decreased cost of insurance, Prudential will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly. If the error is detected after the Covered Person's death, Prudential will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law. Misstatements of age or sex are not restricted to the incontestability provision described above.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a Participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.). We will start to send premium notices directly to you. We will let you know about this change in the way premiums are paid within 61 days after we are notified that you are no longer an Eligible Group Member. The notice that we send you will also tell you what the charges and expenses are for Continued Coverage. See the CHARGES AND EXPENSES section. Prudential reserves the right to require that you keep a specified minimum amount in your Certificate Fund to continue your coverage.

Participants who are no longer Eligible Group Members also have these options: Conversion, Paid-Up Coverage or Surrender. See the Options Upon Termination section below for a description of these additional options.

Termination of Coverage

Your Group Variable Universal Life Insurance Coverage may end if:

1.	The employer or plan sponsor terminates the plan with Prudential, by giving Prudential 90 days' written notice.

2.	Prudential terminates the Group Contract: because

•	the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	the Group Contract Holder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

3.	You elect to terminate your coverage.

Options Upon Termination

If the Employer, plan sponsor or Prudential terminates the Group Variable Universal Life, the options of conversion, Paid-Up Coverage, Surrender, or Continuation may depend on what other insurance options are available to you. These options are described below.

If you elect to terminate your coverage, you will have the options of Paid-Up Coverage or Surrender. These options are described below.

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If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, and for which you are eligible, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate. If you had Certificate Debt that is not carried forward as a loan on the new certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•
If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail. You may also have the option of continuing your insurance coverage.

Conversion

If your Face Amount of Insurance ends because all Face Amount of Insurance for your class ends by amendment or otherwise, you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health, if the person has been covered for at least 5 years for that insurance (or for that insurance and any other Prudential coverage replaced by that insurance; under some Group Contracts, the requirement may be less than 5 years).

To elect this option, you must apply for it and pay the first premium by the later of:

(1)	31 days (or longer, depending on the state law that applies) after your Certificate ends.

(2)
The fifteenth day after the person has been given written notice of the conversion privilege. But, in no event may insurance be converted to an individual contract if the person does not apply for the individual contract and pay the first premium prior to the ninety-second day after the person’s Face Amount of Insurance ends.

You may select any form of individual life insurance policy issued by the Prudential Insurance Company of America (unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class. The amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

•
the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days; and

•	$10,000.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the age of the Covered Person. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAXES section.

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Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

When you are no longer an Eligible Group Member, we will direct bill you for your Group Variable Universal Life Insurance premium. If you fail to remit the premium by the premium due date, your Certificate will go into default. If premium is not received from you and there are insufficient funds available in your Certificate Fund by the end of the 61-day grace period, your Group Variable Universal Life Insurance will end for nonpayment of premium.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value withdrawal or loan proceeds within 7 days after we receive the request for payment in Good Order at the Prudential Service Office. These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order at the Prudential Service Office. There are certain circumstances when we may delay payment of proceeds:

•
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

•
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your employer or plan sponsor can tell you what procedures are applicable to you.

You should send payments and transaction requests to the address specified by your Group Contract Holder or as set forth on the applicable premium notice or form. Payments and transaction requests will be picked up at the address to which you are directed to send such items, processed and then transmitted to the Prudential Service Office. Prudential will consider premium payments, transaction requests, enrollment forms and other documents to be "received" on the Business Day when those items are received in Good Order at the Prudential Service Office.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in an account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

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ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Accelerated Benefit Option

Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. The standard method of payment under an accelerated benefit option is a lump sum, though a monthly installment payment option may be available based on your resident state. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Face Amount or Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. Refer to your prospectus supplement for additional details. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. However, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations.

Seat Belt Coverage

Seat belt coverage (also referred to as Accidental Motor Vehicle Death coverage) provides a Death Benefit for a covered loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home or truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Certain exclusions may apply.

Extended Death Protection During Total Disability

An extended Death Benefit (also referred to as Waiver of Cost of Insurance Charges) provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Term Life Benefits

Qualified dependents may also be enrolled for term life insurance coverage under the Group Contract.

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PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the LAPSE AND REINSTATEMENT section to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the DEFINITIONS OF SPECIAL TERMS section.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contract Holder sets up the premium payment method. Some Participants will make payments through the Group Contract Holder (who will pass them on to us). Other participants may have their premiums paid on their behalf by their employer. Some other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the CHARGES AND EXPENSES section.

Deducting Premiums from Your Paycheck

Some Group Contract Holders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contract Holder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

PROCESSING AND VALUING TRANSACTIONS

Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

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•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Allocation of Premiums

Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the CHARGES AND EXPENSES section. Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which Prudential receives the premium payment in Good Order at the Prudential Service Office. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE. Prudential will (on your behalf) temporarily hold any premium payment that it receives before the Certificate Date and any premium payment that is not in Good Order in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If Prudential receives a premium payment before approving your enrollment under the Group Contract, Prudential will notify the Group Contract Holder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.

•
DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will allocate any Net Premiums that we receive during the first 20 days to the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. (Under some Group Contracts, we will use the Prudential Series Fund Government Money Market Portfolio instead of the Fixed Account.)

•
AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will credit any Net Premium to your Certificate Fund and allocate it to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will allocate your Net Premiums to the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we will use the Prudential Series Fund Government Money Market Portfolio, rather than the Fixed Account.)

Subsequent premium payments received without the appropriate information will be held in a suspense account for 7 days. If the appropriate information is received within 7 days, the Net Premium will be credited to the Participant's account.  If the appropriate information is not received within 7 days, the premium payment will be returned. This applies to premium payments received from the Group Contract Holder for which we do not have sufficient Participant data necessary to apply the money to a Participant’s account.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in Good Order at the Prudential Service Office. The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the LAPSE AND REINSTATEMENT section.

We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.

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Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percents.

•
We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

•	We do not limit the number of transfers into the Fixed Account.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically. See the PROCEDURES - Telephone and Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. We may charge an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While you may transfer amounts from the Fixed Account, certain restrictions may apply.

In calculating the 12 and 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Dollar Cost Averaging section below.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Your Group Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option. See the section titled GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other Group Contract owners who are subject to such limitations. Group Contract owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Group Contract and Participants.

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The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Group Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Group Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Group Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or, if allowed by law, Prudential's designee) in Good Order on the form we require you to use for this purpose. Prudential will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available Funds at monthly intervals, excluding any Funds that are not currently accepting additional investments. See the section titled GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio or have at least $1,000 in the Prudential Series Fund Government Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in Good Order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Government Money Market Portfolio is not enough to complete the next transfer;

•	Prudential receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy a greater interest in the Fund when the price is low and a lesser interest in the Fund when the price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.

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DEATH BENEFITS

When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit to the beneficiary you have named after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. If we do not receive instructions on where to send the death benefit payment within 5 years (or less where required by state law) of the date of death, the funds will be escheated.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal. If the date of death is not a business day, the Subaccount portion of the Certificate Fund will be valued using the next Business Day.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. The two methods used are the "Guideline Premium Test" or the "Cash Value Accumulation Test." Each Group Contract will use one method or the other.

Under the first method (Guideline Premium Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 ---	250 243 236 229 222 ---	70 71 72 73 74 ---	115 113 111 107 107 ---
45 46 47 48 49 ---	215 209 203 197 191 ---	75 76 77 78 79 ---	105 105 105 105 105 ---
50 51 52 53 54 ---	185 178 171 164 157 ---	80 81 82 83 84 --	105 105 105 105 105 ---

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COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
55 56 57 58 59 ---	150 146 142 138 134 ---	85 86 87 88 89 ---	105 105 105 105 105 ---
60 61 62 63 64 ---	130 128 126 124 122 ---	90 91 92 93 94 ---	105 104 103 102 101 ---
65 66 67 68 69	120 119 118 117 116	95 96 97 98 99	100 100 100 100 100
Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table for certificates effective on or before December 31, 2008, 2001 CSO Table for certificates effective on or after January 1, 2009 and on or before December 31, 2019 and the 2017 CSO Table for certificates effective on or after January 1, 2020.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries but does not provide recommendations or investment advice regarding a claimant’s choice. The following settlement and payment options are also available (please note availability of options is subject to change):

Prudential's Alliance Account®

One method of paying group life insurance benefits of certain amounts (currently $5,000 or more in total benefits) is via a retained asset account, whereby Prudential establishes an interest-bearing Alliance Account® in the beneficiary’s name while the funds are held in Prudential’s general account. The full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of Prudential’s Alliance Account® in the beneficiary’s name. The beneficiary can access all funds immediately by writing a draft for the entire amount, may leave funds in the account as long as desired, and generally preserve the ability to transfer all or some funds to other settlement options as available.

Prudential's Alliance Account ® begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors (including but not limited to, prevailing market rates for short term demand deposit accounts, bank money market rates and Federal Reserve interest rates) and may be more or less than the rate Prudential earns on the funds in its general account .

Prudential's Alliance Account® is backed by the financial strength of The Prudential Insurance Company of America. It is not FDIC insured because it is not a bank account or a bank product. Prudential's Alliance Account® is not available for payments less than $5,000 in total benefits, payments to individuals residing outside the United States and its territories, nor for certain other payments. These payments that are not eligible for Prudential's Alliance Account® will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account. Prudential’s Alliance Account® is a registered trademark of The Prudential Insurance Company of America.

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Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not select a guaranteed minimum payment period, then we will not make any additional payments upon your beneficiary’s death.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of the settlement options listed above, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.
You should refer to the When Death Benefit Proceeds Are Paid section above for additional information about when Death Benefits are paid.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contract Holder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance.

Increases in Face Amount

•	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

•	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

•	Some Group Contracts may not allow increases at all.

•
When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

•	An increase in the Face Amount will result in higher monthly insurance charges because the net Amount at Risk will increase.

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Decreases in Face Amount

•	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

•
Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

•	Some Group Contracts may require active Participants to maintain a minimum death benefit that is higher than what a terminated or retired Participant may maintain.

Generally, Prudential will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAXES section. You should consult your tax adviser before you change the Face Amount of your insurance.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in Good Order.

We will pay the proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 and 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAXES section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the LOANS section.

The Cash Surrender Value will change daily to reflect:

•Net Premiums;

•Withdrawals;

•Increases or decreases in the value of the Funds you selected;

•Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•Interest accrued on any loan;

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•The daily asset charge for mortality and expense risks assessed against the Variable Investment Options; and

•Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay you the amount withdrawn as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some
Group Contracts may have a limit on the number of withdrawals you can make in a year. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

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•
We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the SURRENDER AND WITHDRAWALS - Withdrawals section and the TAXES section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the LAPSE AND REINSTATEMENT section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAXES section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Group Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Group Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificates will no longer have any value. Currently the grace period is the later of 61 days after the Monthly Deduction Date, or 30 days after the date we mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to elect to continue your insurance. The Insurance must not have been surrendered for its Cash Surrender Value.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•
A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges going forward for the premium mode you have elected. While not currently doing so, we reserve the right to require you to remit a premium payment sufficient to bring the Covered Person's Certificate Fund up to zero as of the date the person's Insurance went into default, plus an amount sufficient to pay the deductions from the Certificate Fund during the grace period following

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the date of default, plus an amount sufficient to make two months' deductions from the Certificate Fund. See the Charges and Expenses section;

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion and - Incontestability sections. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement, but we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to ensure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy one of the two following tests: (1) Cash Value Accumulation Test; or (2) Guideline Premium Test. At issue of the Group Contract, the Group Contract owner chooses which of these two tests will apply to Certificates within the group plan. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable attained age factor. For Certificates under a Group Contract using the Cash Value Accumulation Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.” See the DEATH BENEFITS section.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Certificate in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. For Certificates under a Group Contract using the Guideline Premium Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.” See the DEATH BENEFITS section.

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The Certificate may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Certificate after the insured reaches age 100.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment as Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. This situation may occur when some members of the group are charged a rate for coverage that is higher than rates provided in IRS regulations while others in the group are charged a rate for coverage that is lower than rates provided in IRS regulations. In such circumstance, the IRS may consider amounts to be includible in the gross income of one or more employees whose actual rates charged for coverage for the employee’s age group are less than the rates provided in the IRS regulations for determining imputed income for group term life insurance. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

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Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

•
Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section above. If your Certificate lapses or otherwise terminates prior to death of the Insured, the outstanding Certificate Debt will be considered an amount received for purposes of determining the taxable portion of the transaction.

You should consult your tax adviser for guidance on your specific situation.

Sales of Issued Life Insurance Policies to Third Parties

Beginning in 2018, if you sell your Certificate to a third party, such as a life settlement company, that purchaser is required to report the amount of the sales proceeds to us and the IRS. We are then required to report your cost basis in that Certificate to you and the IRS.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Group Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the Group Contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Group Contract. We reserve the right to change these tax practices.

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DISTRIBUTION AND COMPENSATION

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address 655 Broad Street, Newark, NJ 07102-4410. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Group Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2018, December 31, 2017 and December 31, 2016 were $0, $0, and $0, respectively. Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. In 2018, the following two firms (or their broker/dealers) received payment or accrued a payment amount with respect to group variable product business issued by Prudential: MMC Securities Corp. and Aon Consulting, Inc. During 2018, cash compensation received by firms ranged from $14,895.98 to $50,875.17.

LEGAL PROCEEDINGS

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America may be subject to

35	GVUL

class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases, and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of The Prudential Insurance Company of America’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Prudential Investment Management Services, to perform its contract with the Separate Account, or The Prudential Insurance Company of America's ability to meet its obligations under the Certificates.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the Depositor for further information at the address and telephone number inside the front cover of this prospectus. For service or questions on your Certificate, please contact our service office at the phone number on the back cover, or the address shown in the section titled Definitions of Special Terms Used in This Prospectus.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Particpants that reside outside of the United States. In addition, we   may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Cyber Security Risks

We provide more information about cyber security risks associated with the Group Contract in the Statement of Additional Information.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Attained Age - Your age as defined by the Group Contract.

Business Day – Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt any transaction charge and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continued Coverage - Under some Group Contracts, You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage. Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contract Holder's group for purposes of determining those rates and charges.

Contract Anniversary - The same date each year as the Contract Date.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit - The amount payable upon the death of the Covered Person (after the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio." The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Group Contract Holder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contract Holder - The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contract Holder as described throughout this prospectus and in the trust participation agreement.

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Guideline Annual Premium - A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the Guideline Annual Premium under the Certificate.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For example, if the Certificate's Death Benefit is $250,000 and the Certificate's Fund is $100,000, the Net Amount at Risk is $150,000.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. The Certificate's Cash Surrender Value is used for Paid-Up Coverage and no additional premium payment is required.

Participant - An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" or “Certificate Owner” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Prudential Service Office – The office at which we receive payment and transaction requests, including premium payments, loan repayments, payments to prevent your Certificate from lapsing, allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. The office is located in Dresher, Pennsylvania. Correspondence should be sent to the address to which you are directed by your Group Contract Holder or on the premium notice or applicable request form.  Your correspondence will be picked up at this address, processed and then transmitted to the Prudential Service Office.  Your payment or transaction request is not considered received by us until it is received at the Prudential Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the Prudential Service Office or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

Series Fund - The Prudential Series Fund, Inc., a Fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. The SAI contains additional information about the Prudential Variable Contract Account GI-2. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc. Both are Prudential Financial companies, and each is solely responsible for its contractual and financial obligations.

Investment Company Act of 1940: Registration No.: 811-07545

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Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive GVUL
This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Advanced Series Trust:
AST Cohen & Steers Realty Portfolio	Appendix 1

DWS Variable Series II:
DWS Government & Agency Securities VIP	Appendix 2
DWS Small Mid Cap Value VIP	Appendix 3

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 5

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MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 6

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 7
PSF Diversified Bond Portfolio	Appendix 8
PSF Equity Portfolio	Appendix 9
PSF Government Income Portfolio	Appendix 10
PSF Government Money Market Portfolio	Appendix 11
PSF High Yield Bond Portfolio	Appendix 12
PSF Jennison Portfolio	Appendix 13
PSF Small Capitalization Stock Portfolio	Appendix 14
PSF Stock Index Portfolio	Appendix 15
PSF Value Portfolio	Appendix 16

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 17
T. Rowe Price New America Growth Portfolio	Appendix 18

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 19

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2019:
Maximum – $50.48
Minimum - $0.10

Representative guaranteed charge - $0.94[4]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $1.24[5]

Net Interest on Loans[6]	Annually	2%
*Additional Insurance Benefits[3]:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $.29[7] Minimum - $0.29[7]
Representative current charge - $0.29[9]
Child Dependents Term Life Insurance	Monthly	Maximum - $0.10[7] Minimum - $0.10[7]
Representative current charge - $0.10[8]
AD&D on employee’s life	Monthly	Maximum - $0.02[7] Minimum - $0.02[7] Representative current charge - $0.02[8]

•
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 54-year old insured. The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 54-year old insured. The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.

6.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

7.
These are the maximum and minimum rates currently charged on one of our existing Executive Group contracts. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

8.	The representative current charge for additional insurance benefits are sample rates currently charged on one of our existing Group contracts.

9.
The representative current charge for spouse term insurance is a sample rate currently charged on one of our existing Executive GVUL contracts for a 54-year old insured, who is the spouse of an active employee.

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The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.36%

Additional Risks Associated with the Variable Investment Options

This Contract offers Variable Investment Options through the Advanced Series Trust (“AST”). These Variable Investment Options have the prefix AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio investment option (those AST bond portfolios are not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or

4	Exec. GVUL

support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund (PSF) and certain Funds of the Advanced Series Trust (AST). PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.

The investment management agreements for The Prudential Series Fund and the Advanced Series Trust provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
ADVANCED SERIES TRUST
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; QMA LLC
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

5	Exec. GVUL

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DWS VARIABLE SERIES II
DWS Government & Agency Securities VIP (formerly Deutsche Government & Agency Securities VIP) – Class A1	Seeks high current income consistent with preservation of capital.	DWS Investment Management Americas, Inc.
DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP) – Class A	Seeks long-term capital appreciation.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund – Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Fund	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd
1Effective June 8, 2018, the DWS Government & Agency Securities VIP is closed to all new premium payments and transfers.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2018, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’

6	Exec. GVUL

registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 2%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. There is no charge for surrendering your certificate.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund. Current rates are set, and may vary, on a case by case basis.

For certificates currently available to the largest existing Group case, the highest current rate per thousand is $36.98, and applies to insureds at age 99. The lowest current rate per thousand is $0.04, and applies to insureds below age 20.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.10

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55	$0.25
65	$0.77

Spouse Term Insurance: The current rate per thousand for spouse term insurance is currently $0.29 and applies to all insureds.

Child Term Insurance: The rate for child term insurance is currently $0.10 per thousand and applies to all insureds.

AD&D on the Employee’s Life: The rate per thousand currently offered for this coverage is $0.02. Generally, one rate is payable at all ages for a given group of insureds.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.
Qualified dependents may also be eligible for coverage under some plans, as determined by the Employer or Group Contract Holder.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

8	Exec. GVUL

Coverage Information

Face Amount

The minimum Face Amount for active participants is $50,000. Terminated or retired Participants generally may reduce their Face Amount to not less than $10,000. The maximum face amount is determined by the Contract Holder and may vary by class. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 90% of the Face Amount or Net Amount at Risk, up to a maximum of $500,000 and up to 90% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Generally, Face Amounts will not decrease unless you request a decrease.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Loans

The minimum amount you may borrow at any one time is $100.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

9	Exec. GVUL

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10	Exec. GVUL

PROSPECTUS
May 1, 2019
For certificates effective on or before 12/31/2008

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life
for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company, to the Eligible Group Members of the AICPA and/or a State Society of CPAs and/or other qualifying organizations. This prospectus does not take into account the investment objectives or financial situation of any client or prospective clients.  The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product.  Clients seeking information regarding their particular investment needs should contact a financial professional .

You may choose to invest your Contract's premiums and its earnings in one or more of 18 Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). For a complete list of the Variable Investment Options, their investment objectives, and their investment advisers, see GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together. Current prospectuses for each of the funds accompany this prospectus. These prospectuses contain important information about the funds. Please read these prospectuses and keep them for reference.

__________________________________________________________________________________________________________
IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on our website (www.prudential.com/gulgvul), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by going to www.prudential.com/gulgvul. You may elect to receive all future reports in paper free of charge by calling 1-800-562-9874.

In compliance with US law, Prudential delivers this prospectus to Participants that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Dreyfus Variable Insurance Fund:
Dreyfus International Equity Portfolio	Appendix 1
Dreyfus Opportunistic Small Cap Portfolio	Appendix 2

DWS Variable Series II:
DWS High Income VIP	Appendix 3

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets VIP Fund	Appendix 4
Templeton Foreign VIP Fund	Appendix 5

Janus Aspen Series:
Janus Henderson Enterprise Portfolio	Appendix 6

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 7

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 8

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Short Duration Bond Portfolio	Appendix 9

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 10
PSF Equity Portfolio	Appendix 11
PSF Flexible Managed Portfolio	Appendix 12
PSF Government Money Market Portfolio	Appendix 13
PSF Jennison Portfolio	Appendix 14

AICPA

PSF Small Capitalization Stock Portfolio	Appendix 15
PSF Stock Index Portfolio	Appendix 16

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 17
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 18

AICPA

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes fees and expenses that we deduct from each premium payment, and fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	The maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50
1. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for the Certificate are reflected as a deduction in computing Premium Refunds. Prudential reserves the right to deduct a charge directly from premiums.

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance[2,3]:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.15
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.58[4]
Net Interest on Loans[5]	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits[3]:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.00[6] Minimum - $6.00[6]
Representative current charge - $6.00[7]

1	AICPA

Periodic Charges Other Than the Funds’ Operating Expenses
Accidental Death & Dismemberment	Monthly	Maximum - $0.03[6] Minimum - $0.02[6]
Representative current charge - $.02[7]
Waiver Benefit	Monthly	Maximum - $0.07[6] Minimum - $0.002[6]
Representative current charge - $.02[7]
1.The daily charge is based on the effective annual rate shown.
2. The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age, gender, and rate class. The amounts shown in the table may not be representative of the charge that a Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting Aon Securities LLC.
3.The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.
4.The representative guaranteed charge for cost of insurance is a sample rate currently charged for a 50-year old Covered Person, who is a male AICPA member in the select rate class.
5.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
6.This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.The representative current charge for additional insurance benefits are sample rates currently charged.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.43%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through Variable Investment Options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which Variable Investment Options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable

2	AICPA

Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities LLC in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. However, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the DEATH BENEFITS section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the Variable Investment Options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the Variable Investment Options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums. There is no guaranteed minimum balance for the Certificate Fund.
Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments and have those payments directed to the investment options you previously selected. See the PREMIUMS - Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges). This charge is currently 0.00%. The remainder is your Net Premium, which is then invested in the investment options. See the CHARGES AND EXPENSES section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - TThe Prudential Variable Contract Account GI-2, and the PREMIUMS - Allocation of Premiums sections.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 4%. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

3	AICPA

Transfers Among Investment Options

You may transfer amounts from one investment option to another. We do not limit the number of transfers between Variable Investment Options, but we may charge for more than 12 transfers and require written requests if more than 20 transfers are requested in a Certificate Year. See the PREMIUMS - Transfers/Restrictions on Transfers section.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available investment options available under the Group Contract at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when the price is low and a lesser interest in the investment option when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the PREMIUMS - Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the SURRENDER AND WITHDRWALS section and the TAXES section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the SURRENDER AND WITHDRWALS section and the TAXES section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the TAXES section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the OTHER GENERAL CONTRACT PROVISIONS - “Free Look” Period section.

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SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the Variable Investment Options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the TAXES section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund is zero the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities LLC will notify you of the payment you need to make to prevent your insurance from terminating. Currently, Aon Securities LLC must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the TAXES section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

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Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Accessing your Certificate’s Cash Surrender Value through withdrawals may increase the chance that your Certificate will lapse. Withdrawal of the Cash Surrender Value may have tax consequences. See the TAXES section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the TAXES section.
Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds section and GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

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Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in an Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Variable Investment Options that you choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the Variable Investment Options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2
The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Fixed Account is not a Subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of assets invested under the Group Contracts are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount. Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a Variable Investment Option.
You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.
Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.
Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

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The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Prospectus.  The Group Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under the Group Contract in Prudential's role as issuer of the Group Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

There are currently 18 Variable Investment Options offered under Group Variable Universal Life. When you choose a Variable Investment Option, we purchase shares of a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional Variable Investment Options in the future.

We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. If this occurs, Prudential will provide you with prior notice of the change including any options available to you. You will have the opportunity to transfer any amount to the Fixed Account or any other investment option available to you.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio. Your Certificate may include Funds that are not currently accepting additional investments. See the section above titled The Prudential Variable Contract Account GI-2 .

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Affiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I Style/Type: Hybrid	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; QMA LLC
PSF Equity Portfolio – Class I Style/Type: Large-Cap Blend	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio - Class I Style/Type: Hybrid	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income.; QMA LLC
PSF Government Money Market Portfolio – Class I Style/Type: Money Market	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I Style/Type: Large Cap Growth	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I Style/Type: Small Cap Blend	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I Style/Type: Large Cap Blend	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DREYFUS VARIABLE INVESTMENT FUND
Dreyfus International Equity Portfolio – Initial Shares Style/Type: International Equity	Seeks capital growth.	The Dreyfus Corporation/Newton Capital Management, Inc.
Dreyfus Opportunistic Small Cap Portfolio – Initial Shares[1] Style/Type: Equity	Seeks capital growth.	The Dreyfus Corporation
DWS VARIABLE SERIES II
DWS High Income VIP (formerly Deutsche High Income VIP) – Class A Style/Type: Fixed Income – High Yield	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Developing Markets VIP Fund – Class 2 Style/Type: International – Equity	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund – Class 2 Style/Type: International – Equity	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Enterprise Portfolio - Institutional Style/Type: Growth & Core	Seeks long-term growth of capital	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares Style/Type: Emerging Markets – Equity	Seeks long-term capital appreciation.	Lazard Asset Management LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class Style/Type: Large-Cap Core	Seeks capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Short Duration Bond Portfolio – Class I Style/Type: Fixed Income	Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Neuberger Berman Investment Advisers LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio Style/Type: Large-Cap Value	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio Style/Type: Mid-Cap Growth	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.

1 Effective June 7, 2013, you may no longer make additional allocations into the Dreyfus Opportunistic Small Cap Portfolio.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Variable Investment Options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Fund; or
(4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of

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participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Participants. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Certificate Owner voting instructions, we will advise Certificate Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute the shares of another a Fund for another Fund or a portfolio or of an entirely different Variable Investment Option. We would not do this without any necessary SEC and/or state approval. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.

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Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan. See the LOANS section. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, expenses, taxes and interest, investment experience and/or persistency, which is the length of time Certificates like this one and other certificates stay in effect to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Group Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Group Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Group Contract. If, as we expect, the charges that we collect from the Group Contract exceed our total costs in connection with the Group Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds. The deduction reflects that, for federal taxes, all of the premium is treated as for an individual life insurance policy which have higher factors. The definition of what premium is treated as for a group life certificate is found in IRC section 848.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20. We will deduct the transaction charge from Certificate Fund.

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Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•the Covered Person's age;

•the Covered Person's rate class (such as classes for standard, select, and preferred);

•the Covered Person’s gender (except for residents of Montana);

•the life expectancy of the people covered under your Group Contract;

•the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section;

•the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•The number of Certificates in effect;

•The number of new Certificates issued;

•	The number of Certificates surrendered;

•The expected claims (Death Benefits, accelerated benefits and surrenders);

•The expected expenses; and

•The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the Table of Maximum Rates. See SUMMARY OF CHARGES AND EXPENSES section above. The Table of Maximum Rates are set out in the 1980 CSO Male Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $29.19, and applies to male Covered Persons age 99. The lowest current rate per thousand is $0.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.04	$0.04

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45	$0.16	$0.13
55	$0.54	$0.44
65	$1.69	$1.37

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class, effective October 1, 2019:

Covered Person	Males	Females
35	$0.03	$0.03
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.69	$1.37

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits: The ADDITIONAL INSURANCE BENEFITS section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage. This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month. The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk. We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described in the Charge For Taxes Attributable to Premiums section above. Currently, we do not charge for these other taxes.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the Variable Investment Options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

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Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more than 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20. Currently, transfers that occur under the DCA feature are not counted when calculating the number of transfers in each Certificate Year.

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago. The charge is currently $2.50 for each quarterly report. In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Fund Charges

The Funds pay fees and expenses as described in their prospectuses.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Group Contract Holder

The Group Contract Holder is the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations under his or his Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

1.	designate and change the beneficiary;

2.	make premium payments;

3.	access certificate values through loans and withdrawals;

4.	surrender his or her coverage;

5.	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and

6.	decrease Face Amount.

A Participant may assign his or her coverage. Any rights, benefits or privileges that the Participant has may be assigned without restriction. The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. If an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, then that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If the Eligible Group Member satisfies all of the requirements to obtain coverage, including satisfactory evidence of insurability, we will approve the Eligible Group member for group variable universal life insurance. If we approve the enrollment form,

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we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

Any amount of insurance for which there is no Beneficiary at your death will be payable to your estate.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. However, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your Group Variable Universal Life Insurance begins depends on what day of the month you have completed all of the following requirements:

•	You are eligible for insurance as a Participant; and

•	You are in a Covered Class for that insurance; and

•	You have met any evidence requirement for the insurance; and

•	That Coverage is part of the Group Contract; and

•	You have enrolled on a form approved by Prudential.

If you satisfy all of the above requirements prior to the twentieth day of a month, your insurance will begin on the first day of the month which next follows the date on which you meet all of the requirements. If you satisfy all of the above requirements on or after the twentieth day of a month, your Participant Insurance will begin on the first day of the month which follows the next following month on which you met all requirements.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form and when you satisfy any evidence requirements. If we approve your completed enrollment form and you have satisfied any evidence requirements prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form and you have satisfied any evidence requirements on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

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Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAXES section.

•
You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See the DEATH BENEFITS - Changes In Face Amount section. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the ADDITIONAL INSURANCE BENEFITS section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding. Prudential reserves the right to limit premiums and transactions during the free look period.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.
If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.
Prudential will honor the assignment only if:

•	You make the assignment in writing;

•	You sign it; and

•	Aon Securities LLC receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid. Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAXES section.

Premium Refunds

The Group Contract is eligible to receive Premium Refunds. We do not guarantee that we will pay Premium Refunds. We decide the amount and manner of calculating any Premium Refunds. This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract. If there is a Premium Refund, Prudential Insurance will pay it to your Group Contract Holder. The AICPA Insurance Trust will pass it on to the subscribers in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities LLC in writing.

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Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Securities LLC will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities LLC will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is misstated and updated in our records, the monthly cost of insurance will be revised starting with the next month. Also, we will adjust the first monthly cost of insurance deduction after we update our records. This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later). Misstatements of age or sex are not restricted to the incontestability provision described above.

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options on Termination of Coverage section below. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities LLC receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

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Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member. If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate. If you had Certificate Debt that is not carried forward as a loan on the new certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•
If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced; or

•
Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced; or

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy issued by The Prudential Insurance Company of America (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due;

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends; and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.
If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate, The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the Covered Person’s date of birth. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Securities LLC receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

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Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after the request for payment is received in Good Order. These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

•
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the appropriate location for that specific payment or transaction request as described in the paragraphs immediately below. There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

For premium payments (other than loan repayments) sent by mail: Your premium payment will be picked up at the address to which you are directed to send such payment on your billing statement, processed and transmitted to Aon Securities LLC. Your premium payment is considered “received” on the Business Day it is received in Good Order at Aon Securities LLC.

For transaction requests sent by mail: Your transaction request will be picked up at the address to which you are directed to send such transaction request on the appropriate transaction request form and delivered to Aon Securities LLC. Your transaction request is considered “received” on the Business Day it is received in Good Order at Aon Securities LLC. If you do not have the proper form, you may request one from Aon Securities LLC at (800) 223-7473.

For loan repayments sent by mail: Your loan repayment will be picked up at the address to which you are directed to send loan repayments on the loan repayment form, processed and transmitted to our service office. Your transaction request is considered “received” on the Business Day it is received in Good Order at our service office.
.
For transactions submitted via web or fax: Your transaction is considered “received” on the Business Day it is received in Good Order by the website or the fax machine.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

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Processing of Financial Transactions

Transactions received in Good Order before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit. This life insurance benefit covers your dependent child or children. The child must be unmarried, living at birth and less than 25 years old. You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option. Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk or Face Amount or Paid-up Coverage, plus a portion of the Covered Person's Certificate Fund. Generally, the minimum election is the lesser of 25% of the Face Amount or Paid-up Coverage and $50,000 and the maximum election is the lesser of 75% of the Face Amount or Net Amount at Risk or Paid-up Coverage and $1,000,000. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit. You may elect to decline an Accidental Death and Dismemberment Benefit. An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

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Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the LAPSE AND REINSTATEMENT section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the LAPSE AND REINSTATEMENT section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to AICPA Insurance Trust (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

PROCESSING AND VALUING TRANSACTIONS

Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than

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scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we may retain any such gain as additional compensation for these correction services.

Allocation of Premiums
Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the CHARGES AND EXPENSES section. Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which your payment is received in Good Order. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE. Any premium payment that is received before the Certificate Date and any premium payment that is not in Good Order will be held (on your behalf) in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•
DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will allocate any Net Premiums that we receive during the first 30 days to the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

•
AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will credit any Net Premium~~s~~ to your Certificate Fund and allocate it to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Subsequent premium payments received without the appropriate information will be held in a suspense account. If the appropriate information is received, the money will be applied to the Participant's account.  If the appropriate information is not received, the money will be returned. This applies to funds and information received from the Group Contract Holder where there is not sufficient Participant data necessary to apply the money to a Participant’s account.

Changing the Allocation of Future Premium Payments

You may ask to change the way your future premium payments will be allocated among the investment options. Aon Securities LLC will give you a form to use for this purpose. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.

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Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another). The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically. See the PROCEDURES - Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. We may charge an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the PREMIUMS - Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Your Group Contract may include Funds that are not currently accepting additional investments. See the section titled GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

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A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities LLC in Good Order on the form we require you to use for this purpose. Aon Securities LLC will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available Funds at monthly intervals, excluding any Funds that are not currently accepting additional investments. See the section titled GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio or have at least $1,000 in the Prudential Series Fund Government Money Market Portfolio.

Aon Securities LLC will give you a form to request DCA. If Aon Securities LLC receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Government Money Market Portfolio is not enough to complete the next transfer;

•	Aon Securities LLC receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when its price is low and when the price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.

DEATH BENEFITS

When Death Benefit Proceeds Are Paid

Generally, we will pay any Death Benefit to the beneficiary you have named after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. If we do not receive instructions on where to send the death benefit payment within 5 years (or less where required by state law) of the date of death, the funds will be escheated.

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Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal. If the date of death is not a business day, the Subaccount portion of the Certificate Fund will be valued using the next Business Day.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries. The standard method of settling group life insurance benefits for the AICPA Insurance Trust is payment via a lump sum check.

The following settlement options are also available (please note availability of options is subject to change). If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Prudential's Alliance Account®

Another way of settling claims of $5,000 or more is via a retained asset account, whereby Prudential establishes an interest bearing Alliance Account® in the beneficiary’s name while the funds are held in Prudential’s general account . The full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of Prudential’s Alliance Account®. Beneficiaries are notified of claim approval resulting in settlement via Prudential's Alliance Account® and are mailed a welcome kit containing a personalized draft book with drafts that the beneficiary can use as he/she would use bank checks. Prudential's Alliance Account® kits also contain disclosures explaining the operation of the account. The beneficiary can access all funds immediately by writing a draft for the entire amount, may leave funds in the account as long as desired, and preserves the ability to transfer all or some funds to other settlement options as available. Statements are mailed at least quarterly, or as frequently as monthly based on activity in the account. Prudential's Alliance Account® has no monthly charges, per draft charges or draft reorder charges but may incur fees for special services such as stop payment requests, requests for draft copies, or requests for priority delivery of additional drafts; a complete list of applicable fees is available upon request.

Prudential's Alliance Account® begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors and may be more or less than the rate Prudential earns on the funds in the account. Changes in the minimum interest rate, if any, are communicated to Prudential's Alliance accountholders in advance via their quarterly statements or by calling customer support. Prudential's Alliance Account® include dedicated customer support and can obtain information 24-hours a day via an automated system. State law requires that if there is no account activity and we have not had contact with the accountholder after a number of years (which time period varies by state), the account may be considered dormant. If Prudential's Alliance Account® becomes dormant, the accountholder will be mailed a check for the remaining balance plus interest, at their last address shown on our records. If the accountholder does not timely cash that check, their funds will be transferred to the state as unclaimed property. If the funds are transferred to the state, the accountholder may claim those funds from the state but they may be charged a fee by the state. Once the funds are transferred to the state, we no longer have any liability with respect to the accountholder’s Prudential's Alliance Account®.

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Prudential's Alliance Account® is backed by the financial strength of The Prudential Insurance Company of America. All funds are held within Prudential’s general account. It is not FDIC insured because it is not a bank product. Funds held in Prudential's Alliance Account® are guaranteed by State Guaranty Associations. Please contact the National Organization of Life and Health Insurance Guaranty Associations (www.nolhga.com) to learn more about coverage or limitations. State Guaranty Fund coverages are not determined by Prudential. For further information, the State Department of Insurance may also be contacted. Prudential may contract with third parties to provide check clearing, account servicing and processing support. Prudential's Alliance Account® is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, nor certain other payments. These payments will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.

Prudential’s Alliance Account® is a registered trademark of The Prudential Insurance Company of America. Questions about Prudential’s Alliance Account® can be directed to Alliance Customer Service toll free at 877-255-4262 or by writing to Prudential's Alliance Account® , PO BOX 535486, Pittsburgh, PA 15253.

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not select a guaranteed minimum payment period, then we will not make any additional payments upon your beneficiary’s death.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum Check

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response as of the date we received your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAXES section. You should consult your tax adviser before you change the Face Amount of your insurance.

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Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase. These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease. These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

1.	Five times the value of the Certificate Fund, or

2.	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

1.	Five times the value of the Certificate Fund, or

2.	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment. Reductions at ages 75 and above do not affect preferred rate eligibility as long as the reduced Face Amount is at least $190,000. We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

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But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end.

We will pay the proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAXES section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the Variable Investment Options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Securities LLC will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

We will pay you the amount withdrawn as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

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You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the last Business Day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•
We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Securities LLC.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the SURRENDERS AND WITHDRAWALS -Withdrawals section and the TAXES section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the LAPSE AND REINSTATEMENT section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAXES section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount

30	AICPA

of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Securities LLC will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. The grace period is currently 61 days. However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAXES section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member. (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Securities LLC:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section;

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability. See the OTHER GENERAL CONTRACT PROVISIONS - Incontestability section.

Currently, we do not charge for a reinstatement, but, we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available

31	AICPA

Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

The Certificate may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Certificate after the insured reaches age 100.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and premium refunds (passed on to you as an annual refund) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

32	AICPA

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

You should consult your tax adviser for guidance on your specific situation.

Sales of Issued Life Insurance Policies to Third Parties
Beginning in 2018, if you sell your Certificate to a third party, such as a life settlement company, that purchaser is required to report the amount of the sales proceeds to us and the IRS. We are then required to report your cost basis in that Certificate to you and the IRS.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law

33	AICPA

and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of The Prudential Insurance Company of America’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account, the ability of Prudential Investment Management Services, to perform its contract with the Separate Account; or The Prudential Insurance Company of America's ability to meet its obligations under the Certificates.

FINANCIAL STATEMENTS

The audited financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The audited financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus. For service or questions on your Certificate, please contact Aon Securities LLC at the phone number on the back cover.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Participants that reside outside of the United States.In addition, we   may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Cyber Security Risks

We provide more information about cyber security risks associated with the Group Contract in the Statement of Additional Information.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Securities LLC – The company which offers and administers the plan.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (after the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio." The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

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Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For example, if the Certificate's Death Benefit is $250,000 and the Certificate Fund is $100,000, the Net Amount at Risk is $150,000.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" or “Certificate Owner” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the fund that corresponds to that option. We hold these shares in the Account.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. The SAI contains additional information about the Prudential Variable Contract Account GI-2. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102 and is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, Newark, NJ 07102-4410, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation. Aon Insurance Services is the brand name for the brokerage and program administration operations of Affinity Insurance Services, Inc. (TX 13695) (AR 100106022); in CA & MN, AIS Affinity Insurance Agency, Inc. (CA 0795465); in OK, AIS Affinity Insurance Services Inc.; in CA, Aon Affinity Insurance Services, Inc. (CA 0G94493), Aon Direct Insurance Administrators, and Berkely Insurance Agency; and in NY, AIS Affinity Insurance Agency. Securities offered through Aon Securities LLC, Member FINRA/SIPC, 1100 Virginia Drive, Suite 250, Fort Washington, PA 19034-3278, 1-800-223-7473. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Securities LLC and Aon Insurance Services are not affiliated with either Prudential or PIMS.

Investment Company Act of 1940: Registration No.: 811-07545

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PROSPECTUS
May 1, 2019
For certificates effective on or after 01/01/2009

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life
for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company, to the Eligible Group Members of the AICPA and/or a State Society of CPAs and/or other qualifying organizations. This prospectus does not take into account the investment objectives or financial situation of any client or prospective clients.  The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product.  Clients seeking information regarding their particular investment needs should contact a financial professional .

You may choose to invest your Contract's premiums and its earnings in one or more of 13 Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). For a complete list of the Variable Investment Options, their investment objectives, and their investment advisers, see GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds .

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together. Current prospectuses for each of the funds accompany this prospectus. These prospectuses contain important information about the funds. Please read these prospectuses and keep them for reference.

__________________________________________________________________________________________________________
IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on our website ( www.prudential.com/gulgvul ), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by going to www.prudential.com/gulgvul . You may elect to receive all future reports in paper free of charge by calling 1-800-562-9874.

In compliance with US law, Prudential delivers this prospectus to Participants that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AB Variable Product Series Fund, Inc.:
AB VPS International Growth Portfolio	Appendix 1

Dreyfus Variable Investment Fund:
Dreyfus International Equity Portfolio	Appendix 2

DWS Variable Series II:
DWS Small Mid Cap Value VIP	Appendix 3

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 4

Prudential Series Fund:
PSF Government Money Market Portfolio	Appendix 5
PSF High Yield Bond Portfolio	Appendix 6
PSF Jennison 20/20 Focus Portfolio	Appendix 7
PSF Small Capitalization Stock Portfolio	Appendix 8
PSF Stock Index Portfolio	Appendix 9
PSF Value Portfolio	Appendix 10

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 11
T. Rowe Price Moderate Allocation Portfolio	Appendix 12
T. Rowe Price New America Growth Portfolio	Appendix 13

AICPA 2009

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes fees and expenses that we deduct from each premium payment, and fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	The maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50
1. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Certificate are reflected as a deduction in computing Premium Refunds. Prudential reserves the right to deduct a charge directly from premiums.

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance[2,3]:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $29.19 Minimum - $0.04
Charge for a Representative Participant		Representative guaranteed charge - $0.54[4]
Net Interest on Loans[5]	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits[3]:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.00[6] Minimum - $6.00[6]
Representative current charge - $6.00[7]

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Periodic Charges Other Than the Funds’ Operating Expenses
Accidental Death & Dismemberment	Monthly	Maximum - $0.03[6] Minimum - $0.02[6]
Representative current charge - $.02[7]
Waiver Benefit	Monthly	Maximum - $0.07[6] Minimum - $0.002[6]
Representative current charge - $.03[7]

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age, gender, and rate class. The amounts shown in the table may not be representative of the charge that a Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting Aon Securities LLC.

3.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.

4.	The representative guaranteed charge for cost of insurance is a sample rate currently charged for a 55-year old Covered Person, who is a male AICPA member in the preferred rate class.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.	The representative current charge for additional insurance benefits are sample rates currently charged.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.36%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through Variable Investment Options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which Variable Investment Options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

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We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities LLC in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. However, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the DEATH BENEFITS section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the Variable Investment Options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the Variable Investment Options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums. There is no guaranteed minimum balance for the Certificate Fund.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments and have those payments directed to the investment options you previously selected. See the PREMIUMS - Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges). This charge is currently 0.00%. The remainder is your Net Premium, which is then invested in the investment options. See the CHARGES AND EXPENSES section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 4%. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

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Transfers among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between Variable Investment Options, but we may charge for more than 12 transfers and require written requests if more than 20 transfers are requested in a Certificate Year. See the PREMIUMS - Transfers/Restrictions on Transfers section.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available investment options available under the Group Contract at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when the price is low and a lesser interest in the investment option when the price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the PREMIUMS - Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the SURRENDERS AND WITHDRAWALS section, and the TAXES section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See SURRENDERS AND WITHDRAWALS section, and the TAXES section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the LOANS section and the TAXES section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the OTHER GENERAL CONTRACT PROVISIONS - “Free Look” Period section.

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SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the Variable Investment Options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund is zero, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities LLC will notify you of the payment you need to make to prevent your insurance from terminating. Currently, Aon Securities LLC must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the TAXES section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Accessing your Certificate’s Cash Surrender Value

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through withdrawals may increase the chance that your certificate will lapse. Withdrawal of the Cash Surrender Value may have tax consequences. See the TAXES section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the TAXES section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds section and GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in an Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Variable Investment Options that you choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed

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discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the Variable Investment Options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Fixed Account is not a Subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of assets invested under the Group Contracts are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount. Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a Variable Investment Option.
You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.
Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.
Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Prospectus.  The Group Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because

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of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under the Group Contract in Prudential's role as issuer of the Group Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

There are currently 13 Variable Investment Options offered under Group Variable Universal Life. When you choose a Variable Investment Option, we purchase shares of a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional Variable Investment Options in the future.

We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. If this occurs, Prudential will provide you with prior notice of the change including any options available to you. You will have the opportunity to transfer any amount to the Fixed Account or any other investment option available to you.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Government Money Market Portfolio – Class I Style/Type: Money Market	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I Style/Type: Taxable - Fixed Income – High Yield	Seeks high total return.	PGIM Fixed Income
PSF Jennison 20/20 Focus Portfolio – Class I Style/Type: Large Cap Blend	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio– Class I Style/Type: Small Cap Blend	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I Style/Type: Large Cap Blend	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I Style/Type: Large Cap Value	Seeks capital appreciation.	Jennison Associates LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
AB VARIABLE PRODUCT SERIES FUND, INC.
AB VPS International Growth Portfolio – Class A1 Style/Type: International - Equity	Seeks long-term growth of capital.	AllianceBernstein L.P.
DREYFUS VARIABLE INVESTMENT FUND
Dreyfus International Equity Portfolio –Initial Shares Style/Type: International Equity	Seeks capital growth.	The Dreyfus Corporation/Newton Capital Management, Inc.
DWS VARIABLE SERIES II
DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP) – Class A Style/Type: Multi-Cap Value	Seeks long-term capital appreciation.	DWS Investment Management Americas, Inc.
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio - Service Shares Style/Type: Emerging Markets – Equity	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio Style/Type: Mid-Cap Growth	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. Rowe Price Moderate Allocation Portfolio (formerly T. Rowe Price Personal Strategy Balanced Portfolio) Style/Type:: Asset Allocation	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio Style/Type: Multi-Cap Growth	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Effective June 6, 2014, closed to all premium payments and transfers into this investment option.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Variable Investment Options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Fund; or

(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which

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are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Participants. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Certificate Owner voting instructions, we will advise Certificate Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute the shares of a Fund for another fund or a another portfolio or of an entirely different Variable Investment Option. We would not do this without any necessary SEC and/or state approval. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

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The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan. See LOANS. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, expenses, taxes and interest, investment experience and/or persistency, which is the length of time Certificates like this one and other certificates stay in effect to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Group Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Group Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Group Contract. If, as we expect, the charges that we collect from the Group Contract exceed our total costs in connection with the Group Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Group Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds. The deduction reflects that, for federal taxes, all of the premium is treated as for an individual life insurance policy which have higher factors. The definition of what premium is treated as for a group life certificate is found in IRC section 848.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

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Withdrawal Charge

Under the Group Contract, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20. We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•the Covered Person's age;

•the Covered Person's rate class (such as classes for standard, select, and preferred);

•the Covered Person’s gender (except for residents of Montana);

•the life expectancy of the people covered under your Group Contract;

•the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section;

•the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•The number of Certificates in effect;

•The number of new Certificates issued;

•The number of Certificates surrendered;

•The expected claims (Death Benefits, accelerated benefits and surrenders);

•The expected expenses; and

•The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the Table of Maximum Rates. See SUMMARY OF CHARGES AND BENEFITS section above. The Table of Maximum Rates are set out in the 2001 CSO Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $29.19, and applies to male Covered Persons age 99. The lowest current rate per thousand is $0.02, and applies to female Covered Persons under age 30.

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The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.04	$0.04
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.47	$1.02

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class, effective October 1, 2019 :

Covered Person	Males	Females
35	$0.03	$0.03
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.69	$1.37

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits: The ADDITIONAL INSURANCE BENEFITS section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage. This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month. The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s Life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk. We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section above. Currently, we do not charge for these other taxes.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the Variable Investment Options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for

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issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.
Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20. Currently, transfers that occur under the DCA feature are not counted when calculating the number of transfers in each Certificate Year

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago. The charge is currently $2.50 for each quarterly report. In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Fund Charges

The Funds pay fees and expenses as described in their prospectuses.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Group Contract Holder

The Group Contract Holder is the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations under his or her Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

1.	designate and change the beneficiary;

2.	make premium payments;

3.	access certificate values through loans and withdrawals;

4.	surrender his or her coverage;

5.	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and

6.	decrease Face Amount.

A Participant may assign his or her coverage. Any rights, benefits or privileges that the Participant has may be assigned without restriction. The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. If an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, then that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an “Applicant Owner” under a Certificate.

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An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If the Eligible Group Member satisfies all of the requirements to obtain coverage, including satisfactory evidence of insurability, we will approve the Eligible Group member for group variable universal life insurance. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions. In the event that you do not have a valid beneficiary on file at your death, the claim will be payable to the first of the following: your (a) surviving spouse; (b) surviving child(ren) in equal shares; (c) surviving parents in equal shares; (d) surviving siblings in equal shares; (e) estate.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. However, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your Group Variable Universal Life Insurance begins depends on what day of the month you have completed all of the following requirements:

•	You are eligible for insurance as a Participant; and

•	You are in a Covered Class for that insurance; and

•	You have met any evidence requirement for the insurance; and

•	That Coverage is part of the Group Contract; and

•	You have enrolled on a form approved by Prudential.

If you satisfy all of the above requirements prior to the twentieth day of a month, your insurance will begin on the first day of the month which next follows the date on which you meet all of the requirements. If you satisfy all of the above requirements on or after the twentieth day of a month, your Participant Insurance will begin on the first day of the month which follows the next following month on which you met all requirements.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form and when you satisfy any evidence requirements. If we approve your completed enrollment form and you have satisfied any evidence requirements prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form and you have satisfied any evidence requirements on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

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Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
    You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAXES section.

•
    You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See DEATH BENEFITS - Changes In Face Amount section. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the ADDITIONAL INSURANCE BENEFITS section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding. Prudential reserves the right to limit premiums and transactions during the free look period.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;

•	You sign it; and

•	Aon Securities LLC receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid. Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAXES section.

Premium Refunds

The Group Contract is eligible to receive Premium Refunds. We do not guarantee that we will pay Premium Refunds. We decide the amount and manner of calculating any Premium Refunds. This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract. If there is a Premium Refund, Prudential Insurance will pay it to your Group Contract Holder. The AICPA Insurance Trust will pass it on to the subscribers in the form of a refund. Ordinarily, any

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refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities LLC in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Securities LLC will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities LLC will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is misstated and updated in our records, the monthly cost of insurance will be revised starting with the next month. Also, we will adjust the first monthly cost of insurance deduction after we update our records. This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later). Misstatements of age or sex are not restricted to the incontestability provision described above.

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options on Termination of Coverage section below. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities LLC receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

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Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member. If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate. If you had Certificate Debt that is not carried forward as a loan on the new certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced; or

•
Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced; or

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy issued by The Prudential Insurance Company of America (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due;

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends; and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the Covered Person’s date of birth. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Securities LLC receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAXES section.

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Payment of Cash Surrender Value
You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after the request for payment is received in Good Order. These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

•
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the appropriate location for that specific payment or transaction request as described in the paragraphs immediately below. There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

For premium payments (other than loan repayments) sent by mail: Your premium payment will be picked up at the address to which you are directed to send such payment on your billing statement, processed and transmitted to Aon Securities LLC. Your premium payment is considered “received” on the Business Day it is received in Good Order at Aon Securities LLC.

For transaction requests sent by mail: Your transaction request will be picked up at the address to which you are directed to send such transaction request on the appropriate transaction request form and delivered to Aon Securities LLC. Your transaction request is considered “received” on the Business Day it is received in Good Order at Aon Securities LLC. If you do not have the proper form, you may request one from Aon Securities LLC at (800) 223-7473.

For loan repayments sent by mail: Your loan repayment will be picked up at the address to which you are directed to send loan repayments on the loan repayment form, processed and transmitted to our service office. Your transaction request is considered “received” on the Business Day it is received in Good Order at our service office.
.
For transactions submitted via web or fax: Your transaction is considered “received” on the Business Day it is received in Good Order by the website or the fax machine.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

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Processing of Financial Transactions

Transactions received in Good Order before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit. This life insurance benefit covers your dependent child or children. The child must be unmarried, living at birth and less than 25 years old. You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option. Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk or Face Amount or Paid-up Coverage, plus a portion of the Covered Person's Certificate Fund. Generally, the minimum election is the lesser of 25% of the Face Amount or Paid-up Coverage and $50,000 and the maximum election is the lesser of 75% of the Face Amount or Net Amount at Risk or Paid-up Coverage and $1,000,000. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit. You may elect to decline an Accidental Death and Dismemberment Benefit. An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

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Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that continues to provide you with protection while you are totally disabled. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and after you have been totally disabled nine continuous months.

We will extend your insurance coverage as long as you remain disabled for successive one-year periods, until age 75 if you were disabled before 10/1/2015. If you were disabled on or after 10/1/2015, we will extend your insurance coverage as long as you remain disabled for successive one-year periods, until age 80. At age 75 or 80 whichever is applicable, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the LAPSE AND REINSTATEMENT section.

You must provide satisfactory proof of continued total disability.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the LAPSE AND REINSTATEMENT section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to AICPA Insurance Trust (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

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PROCESSING AND VALUING TRANSACTIONS

Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we may retain any such gain as additional compensation for these correction services.

Allocation of Premiums

Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the CHARGES AND EXPENSES section. Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which your payment is received in Good Order. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE. Any premium payment that is received before the Certificate Date and any premium payment that is not in Good Order will be held (on your behalf) in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•
DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will allocate any Net Premiums that we receive during the first 30 days to the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

•
AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will credit any Net Premium~~s~~ to your Certificate Fund and allocate it to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Subsequent premium payments received without the appropriate information will be held in a suspense account. If the appropriate information is received, the money will be applied to the Participant's account.  If the appropriate information is not received, the money will be returned. This applies to funds and information received from the Group Contract Holder where there is not sufficient Participant data necessary to apply the money to a Participant’s account.

Changing the Allocation of Future Premium Payments

You may ask to change the way your future premium payments will be allocated among the investment options. Aon Securities LLC will give you a form to use for this purpose. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

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You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the LAPSE AND REINSTATEMENT section.

We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another). The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically. See the PROCEDURES - Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. We may charge an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Dollar Cost Averaging section below.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual

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limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities LLC in Good Order on the form we require you to use for this purpose. Aon Securities LLC will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you have to make a premium payment of at least $1,000 to the Series Fund Government Money Market Portfolio or have at least $1,000 in the Prudential Series Fund Government Money Market Portfolio.

Aon Securities LLC will give you a form to request DCA. If Aon Securities LLC receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Government Money Market Portfolio is not enough to complete the next transfer;

•	Aon Securities LLC receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy more of the Investment Option when its price is low and a lesser interest in the investment option when the price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.

DEATH BENEFITS

When Death Benefit Proceeds Are Paid

Generally, we will pay any Death Benefit to the beneficiary you have named after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. If we do not receive instructions on where to send the death benefit payment within 5 years (or less where required by state law) of the date of death, the funds will be escheated.

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Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal. If the date of death is not a business day, the Subaccount portion of the Certificate Fund will be valued using the next Business Day.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries. The standard method of settling group life insurance benefits for the AICPA Insurance Trust is payment via a lump sum check.

The following settlement options are also available (please note availability of options is subject to change). If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Prudential's Alliance Account®

Another way of settling claims of $5,000 or more in total benefits is via a retained asset account, whereby Prudential establishes an interest bearing Alliance Account® in the beneficiary’s name while the funds are held in Prudential’s general account. The full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of Prudential’s Alliance Account®. Beneficiaries are notified of claim approval resulting in settlement via Prudential's Alliance Account® and are mailed a welcome kit containing a personalized draft book with drafts that the beneficiary can use as he/she would use bank checks. Prudential's Alliance Account® kits also contain disclosures explaining the operation of the account. The beneficiary can access all funds immediately by writing a draft for the entire amount, may leave funds in the account as long as desired, and preserves the ability to transfer all or some funds to other settlement options as available. Statements are mailed at least quarterly, or as frequently as monthly based on activity in the account. Prudential's Alliance Account® has no monthly charges, per draft charges or draft reorder charges but may incur fees for special services such as stop payment requests, requests for draft copies, or requests for priority delivery of additional drafts; a complete list of applicable fees is available upon request.

Prudential's Alliance Account® begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors and may be more or less than the rate Prudential earns on the funds in the account. Changes in the minimum interest rate, if any, are communicated to Prudential's Alliance accountholders in advance via their quarterly statements or by calling customer support. Prudential Alliance Account® includes dedicated customer support and can obtain information 24-hours a day via an automated system. State law requires that if there is no account activity and we have not had contact with the accountholder after a number of years (which time period varies by state), the account may be considered dormant. If the Prudential Alliance Account® becomes dormant, the accountholder will be mailed a check for the remaining balance plus interest, at their last address shown on our records. If the accountholder does not timely cash that check, their funds will be transferred to the state as unclaimed property. If the funds are transferred to the state, the accountholder may claim those funds from the state but they may be charged a fee by the state. Once the funds are transferred to the state, we no longer have any liability with respect to the accountholder’s Prudential's Alliance Account® .

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Prudential's Alliance Account® is backed by the financial strength of The Prudential Insurance Company of America. All funds are held within Prudential’s general account. It is not FDIC insured because it is not a bank product. Funds held in Prudential's Alliance Account are guaranteed by State Guaranty Associations. Please contact the National Organization of Life and Health Insurance Guaranty Associations (www.nolhga.com) to learn more about coverage or limitations. State Guaranty Fund coverages are not determined by Prudential. For further information, the State Department of Insurance may also be contacted. Prudential may contract with third parties to provide a check clearing, account servicing and processing support. Prudential's Alliance Account is not available for payments less than $5,000 in total benefits, payments to individuals residing outside the United States and its territories, nor certain other payments. These payments will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.

Prudential’s Alliance Account® is a registered trademark of The Prudential Insurance Company of America. Questions about Prudential’s Alliance Account® can be directed to Alliance Customer Service toll free at 877-255-4262 or by writing to Prudential's Alliance Account®, PO BOX 535486, Pittsburgh, PA 15253.

Payments for a Fixed Period
The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum Check

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response as of the date we receive your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAXES section. You should consult your tax adviser before you change the Face Amount of your insurance.

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Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase. These factors include:

•your current Face Amount;.

•your age;

•your AICPA membership;

•Your State Society of CPA or other qualifying organization membership; and

•the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease. These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

1.	Five times the value of the Certificate Fund, or

2.	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

1.	Five times the value of the Certificate Fund, or

2.	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment. Reductions at ages 75 and above do not affect preferred rate eligibility as long as the reduced Face Amount is at least $190,000. We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

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But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at any time be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end.

We will pay the proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAXES section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the Variable Investment Options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Securities LLC will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

We will pay you the amount withdrawn as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

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You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the last business day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•
We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Securities LLC.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the SURRENDERS AND WITHDRWALS - Withdrawals section and the TAXES section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the LAPSE AND REINSTATEMENT section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

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LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Securities LLC will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. The grace period is currently 61 days. However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAXES section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member. (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Securities LLC:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section;

•
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability. See the OTHER GENERAL CONTRACT PROVISIONS - Incontestability section.

Currently, we do not charge for a reinstatement, but we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of

30	AICPA 2009

the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

The certificate may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the certificate after the insured reaches age 100.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and premium refunds (passed on to you as an annual refund) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

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•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under the Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

You should consult your tax adviser for guidance on your specific situation.

Sales of Issued Life Insurance Policies to Third Parties

Beginning in 2018, if you sell your Certificate to a third party, such as a life settlement company, that purchaser is required to report the amount of the sales proceeds to us and the IRS. We are then required to report your cost basis in that Certificate to you and the IRS.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These

32	AICPA 2009

benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of The Prudential Insurance Company of America’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Prudential Investment Management Services, to perform its contract with the Separate Account, or The Prudential Insurance Company of America's ability to meet its obligations under the Certificates.

FINANCIAL STATEMENTS

The audited financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The audited financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus. For service or questions on your Certificate, please contact Aon Securities LLC at the phone number on the back cover.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Participants that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Cyber Security Risks

We provide more information about cyber security risks associated with the Group Contract in the Statement of Additional Information.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Securities LLC – The company which offers and administers the plan.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day – Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (after the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Extended Death Benefit Protection During Total Disability - In your certificate this is referred to as Extension of Coverage and Waiver of Cost of Insurance Charges During Total Disability.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio." The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

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Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For example, if the Certificate's Death Benefit is $250,000 and the Certificate Fund is $100,000, the Net Amount at Risk is $150,000.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" or “Certificate Owner” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the fund that corresponds to that option. We hold these shares in the Account.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. The SAI contains additional information about the Prudential Variable Contract Account GI-2. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102 and is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, Newark, NJ 07102-4410, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation. Aon Insurance Services is the brand name for the brokerage and program administration operations of Affinity Insurance Services, Inc. (TX 13695) (AR 100106022); in CA & MN, AIS Affinity Insurance Agency, Inc. (CA 0795465); in OK, AIS Affinity Insurance Services Inc.; in CA, Aon Affinity Insurance Services, Inc. (CA 0G94493), Aon Direct Insurance Administrators, and Berkely Insurance Agency; and in NY, AIS Affinity Insurance Agency. Securities offered through Aon Securities LLC, Member FINRA/SIPC, 1100 Virginia Drive, Suite 250, Fort Washington, PA 19034-3278, 1-800-223-7473. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Securities LLC and Aon Insurance Services are not affiliated with either Prudential or PIMS.

Investment Company Act of 1940: Registration No.: 811-07545

36	AICPA 2009

Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
CBS Corporation

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the CBS Corporation Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 1

Janus Aspen Series:
Janus Henderson Research Portfolio	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 3

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 4
PSF Equity Portfolio	Appendix 5
PSF Flexible Managed Portfolio	Appendix 6
PSF Global Portfolio	Appendix 7
PSF Government Money Market Portfolio	Appendix 8
PSF Stock Index Portfolio	Appendix 9

1	CBS

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 10
T. Rowe Price New America Growth Portfolio	Appendix 11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.
Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2	CBS

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.18
Charge for a Representative Participant		Representative guaranteed charge – $0.43[4]
Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits[3]:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.12[6] Minimum - $0.12[6]
Representative current charge - $0.12[7]
* Spouse GVUL (Cost of Insurance)[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge – $0.43[4]
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age or smoker status. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 41-year old insured guaranteed under the contract.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.23%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

3	CBS

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND

PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC

4	CBS

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.
The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

5	CBS

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the CBS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For CBS the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $0.00.

The highest current rate per thousand is $29.94, and applies to insureds at age 95, who are smokers and have elected to continue their coverage. The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 30.

6	CBS

The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$0.06
45	$0.15
55	$0.39
65	$0.67

Spouse Group Variable Universal Life Coverage

The highest current rate per thousand is $29.94, and applies to insureds ages 95, who are smokers and whose spouses have elected to continue their coverage. The lowest current rate per thousand is $0.04, and applies to insured non-smoking spouses of active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for spouses of active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$0.06
45	$0.15
55	$0.39
65	$0.67

Dependent Term Insurance

The rate for child term insurance is currently $0.12 per thousand.

When Monthly Charges are Deducted

Your premium payments are credited to your Certificate Fund. We calculate and deduct the monthly charge from your Certificate Fund. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

We generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day.

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents enrolled in the CBS Group Variable Universal Life Insurance plan as of December 31, 2010 who elected to continue their coverage and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2010.

Exclusions

There are no exclusions in the CBS Corporation Group Variable Universal Life Insurance plan.

7	CBS

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was the amount inforce on December 31, 2010 or the amount of coverage eligible for reinstatement unless you requested a decrease after that date. The minimum Face Amount is $10,000.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After December 31, 2010, the Face Amount of insurance may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not be decreased unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Please refer to the prospectus for information on these and other features of the CBS Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8	CBS

Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II:
DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 3
Janus Henderson Research Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 7

1	Exec. Group

PSF Equity Portfolio	Appendix 8
PSF Flexible Managed Portfolio	Appendix 9
PSF Global Portfolio	Appendix 10
PSF Government Money Market Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2	Exec. Group

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%1 of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.18

Representative guaranteed charge - $0.55[4]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $50.48
Minimum - $0.10

Representative guaranteed charge - $0.19[5]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $0.40[6]

Net Interest on Loans[7]	Annually	2%
*Additional Insurance Benefits[3]:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.08[8] Minimum - $0.08[8] Representative current charge - $0.08[8]
Spouse Dependents Term Life Insurance	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $2.19
Minimum - $0.06

Representative guaranteed charge - $0.11[9]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $2.19
Minimum - $0.06

Representative guaranteed charge - $0.11[9]

Certificates effective on or after 01/01/2020:
Maximum - $2.19
Minimum - $0.03

Representative guaranteed charge - $0.11[9]

•
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $2,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age or smoker status. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

3	Exec. Group

4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 44-year old insured. The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 34-year old insured. The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

6.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 34-year old insured. The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

7.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

8.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

9.
The representative current charge for additional insurance benefits are sample rates currently charged. The representative current charge for spouse term insurance is a sample rate currently charged for a 42-year old insured, who is the spouse of an active employee.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.23%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

4	Exec. Group

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio - Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DWS VARIABLE SERIES II
DWS High Income VIP (formerly Deutsche High Income VIP) – Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company

5	Exec. Group

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.
The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

6	Exec. Group

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $19.56, and applies to insureds at age 99. The lowest current rate per thousand is $0.06, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.12
55	$0.32
65	$0.90
Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand. The highest current rate per thousand for spouse term insurance is currently $2.19 and applies to insureds age 70 and older. The lowest current rate per thousand is $0.06, and applies to insureds under age 24.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Qualified dependents may also be eligible for coverage under some plans, as determined by the Employer or Group Contract Holder.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

7	Exec. Group

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.

Coverage Information

Face Amount

The minimum Face Amount is $100,000. Terminated or retired Participants generally may reduce their Face Amount to not less than $10,000. The maximum face amount is determined by the Contract Holder and may vary by class. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to either 50% or 75% of the Face Amount or Net Amount at Risk, up to a maximum of $250,000 and up to either 50% or 75% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health. If you have continued your coverage, you are not eligible to increase your Face Amount.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

8	Exec. Group

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at
(800) 562-9874 to answer any questions or to obtain transaction forms.

9	Exec. Group

Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Ingersoll Rand

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Ingersoll Rand Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITION OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II:
DWS Government & Agency Securities VIP	Appendix 1
DWS High Income VIP	Appendix 2

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets VIP Fund	Appendix 3
Templeton Foreign VIP Fund	Appendix 4

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 5
Janus Henderson Research Portfolio	Appendix 6

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 7

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 8

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 9
PSF Equity Portfolio	Appendix 10

1	Ingersoll Rand

PSF Flexible Managed Portfolio	Appendix 11
PSF Global Portfolio	Appendix 12
PSF Government Money Market Portfolio	Appendix 13
PSF Jennison Portfolio	Appendix 14
PSF Stock Index Portfolio	Appendix 15
PSF Value Portfolio	Appendix 16

T. Rowe Price Equity Series, Inc
T. Rowe Price Equity Income Portfolio	Appendix 17
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 18
T. Rowe Price New America Growth Portfolio	Appendix 19

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 and 2% of the amount withdrawn. Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2	Ingersoll Rand

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.18 Representative guaranteed charge - $0.64[4]
Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits[3]:
Spouse Dependents Term Life Insurance	Monthly	Maximum -$38.11[6] Minimum - $0.08[6]
Representative current charge - $0.64[7]
Child Dependents Term Life Insurance	Monthly	Maximum - $0.06[6] Minimum - $0.06[6]
Representative current charge - $0.06[8]
AD&D on employee’s life	Monthly	Maximum- $0.03[6] Minimum - $0.03[6]
Representative current charge – 0.03[8]
AD&D on employee and family’s life	Monthly	Maximum - $0.05[6] Minimum - $0.03[6]
Representative current charge - 0.03[8]
•The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.The daily charge is based on the effective annual rate shown.
2.The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.
3.These benefits may not be available to some groups.
4.The representative guaranteed charge for cost of insurance is a sample rate charged for a 46-year old insured guaranteed under the contract.
5.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
6.These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7. The representative current charge for spouse term insurance is a sample rate currently charged for a 46-year old insured, who is the spouse of an active employee in Ingersoll Rand.
8.The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.43%

3	Ingersoll Rand

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income.; QMA LLC

4	Ingersoll Rand

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DWS VARIABLE SERIES II
DWS Government & Agency Securities VIP (formerly Deutsche Government & Agency Securities VIP) – Class A1	Seeks high current income consistent with preservation of capital.	DWS Investment Management Americas, Inc.
DWS High Income VIP (formerly Deutsche High Income VIP) – Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Developing Markets VIP Fund – Class 2	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[2]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Effective June 8, 2018, the DWS Government & Agency Securities VIP is closed to all new premium payments and transfers.
2 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses

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Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the Ingersoll Rand Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

For Ingersoll Rand, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

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Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Ingersoll Rand plan.

The highest current rate per thousand is $38.11 and applies to insureds at age 99, who have chosen to continue their coverage. The lowest current rate per thousand is $0.08, and applies to insured active employees under age 24.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.11
45	$0.26
55	$0.70
65	$2.05

Spouse Term Insurance: The highest current rate per thousand is $38.11, and applies to spouses at age 99. The lowest current rate per thousand currently offered for this benefit is $.08, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.11
45	$0.26
55	$0.70
65	$2.05

Child Term Insurance: The rate for child term insurance is currently $0.06 per thousand.

AD&D on the Employee’s Life: The rate per thousand currently offered for this coverage is $0.03. Generally, one rate is payable at all ages for a given group of insureds.

AD&D Family Rate: The rate per thousand currently offered for this coverage is $0.04. Generally, one rate is payable at all ages for a given group of insureds.

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents enrolled in the plan as of December 31, 2004 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2004.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion which would apply in the event of a reinstatement See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

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Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was the amount inforce on December 31, 2004 or the amount of coverage eligible for reinstatement unless you requested a decrease after that date. The minimum Face Amount is $10,000 See Changes in Face Amount.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

Payment of Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After January 1, 2005, the Face Amount of insurance may not be increased.

Decreases in Face Amount

Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Please refer to the prospectus for information on these and other features of the Ingersoll Rand Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at
(800) 562-9874 to answer any questions or to obtain transaction forms.

8	Ingersoll Rand

Supplement dated May 1, 2019
to Prospectus dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolio, Inc.:
American Century VP Balanced Fund	Appendix 1
American Century VP International Fund	Appendix 2
American Century VP Value Fund	Appendix 3

J.P. Morgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio	Appendix 4
JPMorgan Insurance Trust Small Cap Core Portfolio	Appendix 5
JPMorgan Insurance Trust U.S. Equity Portfolio	Appendix 6

Prudential Series Fund:
PSF Flexible Managed Portfolio	Appendix 7
PSF Global Portfolio	Appendix 8
PSF Government Money Market Portfolio	Appendix 9
PSF High Yield Bond Portfolio	Appendix 10
PSF Jennison Portfolio	Appendix 11

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Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5%. Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $2.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.18
Charge for a Representative Participant		Representative guaranteed charge - $0.37[3]
Net Interest on Loans[4]	Annually	2%

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* The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age or smoker status. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 39-year old insured guaranteed under the contract.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.35%	1.37%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

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The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income;QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks a high total return.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Balanced Fund – Class I	Seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century Investment Management, Inc.
American Century VP International Fund – Class I	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund – Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
J.P. MORGAN INSURANCE TRUST
JPMorgan Insurance Trust Core Bond Portfolio – Class 1	Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1	Seeks capital growth over the long term.	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1	Seeks to provide a high total return from a portfolio of selected equity securities.	J.P. Morgan Investment Management, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the

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Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

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Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $37.82, and applies to insureds at age 99, who are smokers. The lowest current rate per thousand is $0.06, and applies to insureds under age 30, who are nonsmokers.

The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.08
45	$0.19
55	$0.47
65	$1.30

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents enrolled in the plan as of December 31, 2001 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2001.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was inforce on December 31, 2001, or the amount eligible for reinstatement, unless you requested a decrease after that date.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to maximum $50,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

Payment of Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

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Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After January 1, 2002, the Face Amount may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts and Certificates. This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolio, Inc.:
American Century VP Value Fund	Appendix 1

Janus Aspen Series:
Janus Henderson Global Research Portfolio	Appendix 2

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 3
MFS® Total Return Bond Series	Appendix 4

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Sustainable Equity Portfolio	Appendix 5

Prudential Series Fund:
PSF Equity Portfolio	Appendix 6

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PSF Global Portfolio	Appendix 7
PSF Government Money Market Portfolio	Appendix 8
PSF High Yield Bond Portfolio	Appendix 9
PSF Jennison Portfolio	Appendix 10
PSF Small Capitalization Stock Portfolio	Appendix 11
PSF Stock Index Portfolio	Appendix 12

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 13
T. Rowe Price New America Growth Portfolio	Appendix 14

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $108.33 Minimum - $0.16
Charge for a Representative Participant		Representative guaranteed charge - $0.91[3]
Net Interest on Loans[4]	Annually	2%

•	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for the cost of insurance is a sample rate charged for a 52-year old insured guaranteed under the contract.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	0.97%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in

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determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Global – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks a high total return.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Value Fund – Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
JANUS ASPEN SERIES
Janus Henderson Global Research Portfolio – Institutional	Seeks long-term growth of capital.	Janus Capital Management LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Sustainable Equity Portfolio (includes all assets from Neuberger Berman AMT Large Cap Value Portfolio) – Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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Charges and Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 2.71%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and expenses. They are described earlier in this supplement.

Monthly COI Charge

Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The guaranteed maximum rates may be up to 130% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

The highest current rate per thousand is $15.92 and applies to certain insureds at age 99, who have terminated employment. The lowest current rate per thousand is $0.21, and applies to insureds under age 50, who are terminated.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
65	$0.86

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents who were enrolled in the plan who retired or terminated and elected to continue coverage as of November 05, 2003 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after the date they elected to continue their coverage.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion which would apply in the event of a reinstatement. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

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Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was inforce as of your retirement or termination, or the amount eligible for reinstatement, unless you requested a decrease after that date.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 6 months or less due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Changes in Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave the Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. Your rates for Continuation coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Continuation coverage.

Termination of the Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the OTHER GENERAL CONTRACT PROVISIONS - Options Upon Termination section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

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Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Changes in Face Amount

Increases in Face Amount

After 11/5/2003, the Face Amount of insurance may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Mayo Clinic

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.
Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 1
Janus Henderson Research Portfolio	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 3

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 4
PSF Global Portfolio	Appendix 5
PSF Government Income Portfolio	Appendix 6
PSF Government Money Market Portfolio	Appendix 7
PSF High Yield Bond Portfolio	Appendix 8
PSF Natural Resources Portfolio	Appendix 9
PSF Small Capitalization Stock Portfolio	Appendix 10
PSF Stock Index Portfolio	Appendix 11
PSF Value Portfolio	Appendix 12

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T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 13

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 14

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.64%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.64% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2019:
Maximum – $50.48
Minimum - $0.10

Representative guaranteed charge - $0.19[3]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $0.40[4]

Net Interest on Loans[5]	Annually	2%
*    The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 34-year old insured guaranteed under the contract.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 34-year old insured guaranteed under the contract.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.36%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential

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for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income
PSF Natural Resources Portfolio – Class I	Seeks long term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:
• The first part is for state and local premium taxes. Currently, it is 2.10% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

• The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

If payment is not received within 25 days of the payroll deduction date, we will deduct the charges from your Certificate Fund. The payroll deduction date is the first and fifteenth day of the month.

The highest current rate per thousand is $18.14, and applies to insureds at age 99. The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.07
55	$0.17
65	$0.54

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

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Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first or fifteenth of the month after satisfying all requirements.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Maximum Age

There are no maximum issue age limitations for this case.

Exclusions

There are no suicide exclusions.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of three times his or her annual earnings or salary or as listed in the contract to a maximum of $5,250,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 75% of the Face Amount or Net Amount at Risk up to a maximum of $50,000 and up to 75% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Changes in Personal Status

Continuing Coverage If You Become Disabled

If you become disabled and are unable to work, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you are no longer disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates and coverage amount will depend upon your age, date of hire, and years of service. You can choose to pay premiums via an electronic funds transfer or be billed directly. If we bill you directly for premium payments, there will be a charge of $3 per bill for administration expenses.

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Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an active Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the age of the Covered Person. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic. As a result, the entire PREMIUMS - How You Will Pay Premiums section of the prospectus does not apply to your Contract. You may, however, choose to pay additional premiums on your own at any time. Please see the PREMIUMS - Additional Premium Payments section of the prospectus for additional details and limitations.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test. Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS -Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us.

Decrease in Face Amount

If your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Mayo calculates your Face Amount. Prudential does not verify these calculations.

Face amounts may decrease if you wish to continue coverage after retirement. Decreases in coverage amounts will depend upon your age, date of hire, or years of service.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Mayo Clinic Retirees on or after 01/01/2010

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates. This is specific to the plan provided under Control Number 51001 – former employees enrolled in the Group Variable Universal Life Insurance plan provided under Control Number 46820, who were hired on or before 11/01/2003 and retired on or after 01/01/2010, and who were still enrolled at the time of retirement. If you continue coverage under 46820, you should keep the prospectus supplement for both certificates.
Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 1
Janus Henderson Research Portfolio	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 3

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 4
PSF Global Portfolio	Appendix 5
PSF Government Income Portfolio	Appendix 6
PSF Government Money Market Portfolio	Appendix 7
PSF High Yield Bond Portfolio	Appendix 8
PSF Natural Resources Portfolio	Appendix 9

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PSF Small Capitalization Stock Portfolio	Appendix 10
PSF Stock Index Portfolio	Appendix 11
PSF Value Portfolio	Appendix 12

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 13

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 14

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.64%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.64% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2019:
Maximum – $50.48
Minimum - $0.10

Representative guaranteed charge - $2.76[3]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $3.57[4]

Net Interest on Loans[5]	Annually	2%
•The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.The daily charge is based on the effective annual rate shown.
2.The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.
3. The representative guaranteed charge for cost of insurance is a sample rate charged for a 65-year old insured guaranteed under the contract.
4. The representative guaranteed charge for cost of insurance is a sample rate charged for a 65-year old insured guaranteed under the contract.
5.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.36%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including

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distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income
PSF Natural Resources Portfolio – Class I	Seeks long term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
JANUS ASPEN SERIES
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

• The first part is for state and local premium taxes. Currently, it is 2.10% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

• The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

If payment is not received within 25 days of the payroll deduction date, we will deduct the charges from your Certificate Fund. The payroll deduction date is the first and fifteenth day of the month.

The highest current rate per thousand is $18.14, and applies to insureds at age 99. The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.07
55	$0.17
65	$0.54

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

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Eligibility and Enrollment

Eligibility

Eligible Group Members are classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Maximum Age

There are no maximum issue age limitations for this case.

Exclusions

There are no suicide exclusions.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of one time his or her annual earnings or salary as of 11/01/2003 or as listed in the contract to a maximum of $5,250,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 75% of the Face Amount or Net Amount at Risk up to a maximum of $50,000 and up to 75% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the age of the Covered Person. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose.

7	Mayo Retiree

If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic. As a result, the entire PREMIUMS - How You Will Pay Premiums section of the prospectus does not apply to your Contract. You may, however, choose to pay additional premiums on your own at any time. Please see the PREMIUMS - Additional Premium Payments section of the prospectus for additional details and limitations.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

Increases in face amount are not allowed.

Decrease in Face Amount

Decreases in coverage amounts will depend upon your age or years of service as of November 1, 2003.

Mayo calculates the decreased face amount. Prudential does not verify these calculations.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8	Mayo Retiree

Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
The New Jersey Judicial Retirement System (JRS)
This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II:
DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 3
Janus Henderson Research Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

1	NJ JRS

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8
PSF Flexible Managed Portfolio	Appendix 9
PSF Global Portfolio	Appendix 10
PSF Government Money Market Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current charge - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

2	NJ JRS

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Bi-weekly	Maximum - $2.77 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.18

Representative guaranteed charge - $0.70[4]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $50.48
Minimum - $0.10

Representative guaranteed charge - $0.59[5]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $0.90[6]

Net Interest on Loans[7]	Annually	2%
*Additional Insurance Benefits[3]
Spouse and Child Dependents Term Life Insurance	Monthly	Maximum - $2.00[8] Minimum - $2.00[8]
Representative current charge - $2.00[9]

•
The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 47-year old insured guaranteed under the contract.

5.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49-year old insured guaranteed under the contract.

6.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49-year old insured guaranteed under the contract.

7.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

8.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

9.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.23%

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Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income; QMA LLC

4	NJ JRS

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DWS VARIABLE SERIES II
DWS High Income VIP (formerly Deutsche High Income VIP)– Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing”

5	NJ JRS

payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the JRS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

6	NJ JRS

Bi-Weekly Charges

Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $0.00 for administrative expenses from your Certificate Fund. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $30.28, and applies to insureds at age 99, who have chosen to continue their coverage. The lowest current rate per thousand is $0.06, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.10
45	$0.16
55	$0.46
65	$1.35

Spouse and child term insurance: The rate for spouse and child term insurance is currently $2.00 per unit. Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

When Monthly Charges Are Deducted

For participants who are not direct billed, if payment is not received within 25 days of the beginning of the payroll cycle we will deduct the charges from your Certificate Fund. The payroll cycle is bi-weekly.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility:

•
Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children..

We refer to each Eligible Group Member who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

•
Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the PERSONS HAVING RIGHTS UNDER THE CONTRACT - Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

•
In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

•
When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	If both parents are Judges of the JRS, a child may be covered by only one parent.

7	NJ JRS

Enrollment

There is no limited enrollment period. You may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential. Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). The minimum Face Amount is $10,000 and the maximum Face Amount is $3,000,000. See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

•A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

•	A Judge terminates service and opts to continue coverage.

•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

8	NJ JRS

•
A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge). Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

Additional Insurance Benefits

Accelerated Benefit Option

While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of your Certificate Fund, when you have been diagnosed with a life expectancy of 6 months or less due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Dependent Term Life Insurance

You may buy $5,000 of term life insurance for your eligible spouse. You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Retiree rates are identical to those of active Judges. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position as a Judge for Reasons Other Than Retirement

You may elect to continue your coverage if you leave the JRS for any reason. We call this “Continuation Coverage.” Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a continued coverage rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

9	NJ JRS

•
If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage or elect to receive the Cash Surrender Value of your Certificate.

See the OTHER GENERAL CONTRACT PROVISIONS - Options Upon Termination section of the prospectus.

Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose to continue their coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases in Face Amount

Generally, your face amount will not decrease unless you request a decrease from Prudential. However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Effect of Purchasing This Contributory Insurance on Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey. The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.

See the TAXES section of the prospectus.

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract. Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10	NJ JRS

Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Sears Holdings Corporation

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 1

Janus Aspen Series:
Janus Henderson Global Research Portfolio	Appendix 2

PIMCO Variable Insurance Trust:
PIMCO Total Return Portfolio	Appendix 3

Prudential Series Fund:
PSF Government Money Market Portfolio	Appendix 4
PSF High Yield Bond Portfolio	Appendix 5
PSF Jennison Portfolio	Appendix 6
PSF Small Capitalization Stock Portfolio	Appendix 7
PSF Stock Index Portfolio	Appendix 8

1	Sears

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 9
T. Rowe Price Moderate Allocation Portfolio	Appendix 10
T. Rowe Price New America Growth Portfolio	Appendix 11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, make a withdrawal, or request additional statements.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20.00 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $6.00 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20.00 per transfer after the twelfth Current - $20.00 per transfer after the twelfth
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20.00 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2	Sears

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $37.62 Minimum - $0.10 Representative guaranteed charge - $0.63[4]
Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits[3]:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.16[6] Minimum - $0.16[6]
Representative current charge - $0.16[7]
Spouse GVUL (Cost of Insurance)	Monthly	Maximum - $37.62[6] Minimum - $0.10[6]
Representative current charge - $0.63[8]
AD&D on employee’s life	Monthly	Maximum - $0.06[6] Minimum - $0.06[6] Representative current charge - $0.06[7]

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age and smoker status. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 50-year old insured under the contract.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.	The representative current charge for additional insurance benefits are sample rates currently charged.

8.	The representative current charge for spouse GVUL insurance is a sample rate currently charged for a 50-year old insured, who is the spouse of an active employee of Sears Holdings Corporation.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.10%

3	Sears

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC

4	Sears

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Global Research Portfolio – Institutional	Seeks long-term growth of capital.	Janus Capital Management LLC
PIMCO VARIABLE INSURANCE TRUST
PIMCO Total Return Portfolio – Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Moderate Allocation Portfolio (formerly T. Rowe Price Personal Strategy Balanced Portfolio)	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

5	Sears

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $29.68, and applies to insureds at age 94. The lowest current rate per thousand is $0.04, and applies to insureds age 15 and under.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.08
45	$0.13
55	$0.34
65	$0.92

6	Sears

Spouse Group Variable Universal Life Coverage

The highest current rate per thousand is $37.62, and applies to spouses at age 94. The lowest current rate per thousand currently offered for this benefit is $0.07, and applies to spouses under age 25.

The following table provides sample per thousand Spouse insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.12
45	$0.19
55	$0.50
65	$1.27

Child term insurance: The rate for child term insurance is currently $0.16 per thousand.

AD&D on the Employee’s Life: The rate per thousand currently offered for this coverage is $0.06. Generally, one rate is payable at all ages for a given group of insureds.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. There is no charge for surrendering your certificate.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents enrolled in the plan as of December 31, 2015 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2015.
We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

Maximum Age

Your coverage will mature when you attain age 95.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion which would apply in the event of a reinstatement. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was the amount inforce on December 31, 2015 or the amount eligible for reinstatement unless you requested a decrease after that date. The minimum Face Amount is $10,000. See Changes in Face Amount.

7	Sears

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 75% of the Face Amount or Net Amount at Risk and up to 75% of the Participant’s Certificate Fund when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Unisex Table (80% Male – 20% Female), and interest rates as described in The Internal Revenue Code, Section 7702.

Changes in Face Amount

Increases in Face Amount

After December 31, 2015, the Face Amount of insurance may not be increased.

Decrease in Face Amount

Generally, Face Amounts will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Loans

The minimum amount you may borrow at any one time is $100.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8	Sears

Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Sinclair Services

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Sinclair Services Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II:
DWS Government & Agency Securities VIP	Appendix 1
DWS Small Mid Cap Value VIP	Appendix 2

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 3

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 4

MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 5

1	Sinclair

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 6
PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8
PSF Government Income Portfolio	Appendix 9
PSF Government Money Market Portfolio	Appendix 10
PSF High Yield Bond Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Small Capitalization Stock Portfolio	Appendix 13
PSF Stock Index Portfolio	Appendix 14
PSF Value Portfolio	Appendix 15

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 16
T. Rowe Price New America Growth Portfolio	Appendix 17

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 18
Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
1. .For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2	Sinclair

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $3.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2019:
Maximum – $50.48
Minimum - $0.10

Representative guaranteed charge - $0.76[3]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $1.07[4]

Net Interest on Loans[5]	Annually	2%

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 52-year old insured under the contract.

4.	The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 52-year old insured under the contract.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.36%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available.

3	Sinclair

Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.
The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; QMA LLC
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DWS VARIABLE SERIES II
DWS Government & Agency Securities VIP (formerly Deutsche Government & Agency Securities VIP) – Class A1	Seeks high current income consistent with preservation of capital.	DWS Investment Management Americas, Inc.
DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP) – Class A	Seeks long-term capital appreciation.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund – Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Fund	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.
1 Effective June 8, 2018, the DWS Government & Agency Securities VIP is closed to all new premium payments and transfers.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

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In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%.

Charges

The current charges under your Sinclair Services Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $53.43 and applies to insureds at age 99. The lowest current rate per thousand is $0.05, and applies to insureds at age 20.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.15
55	$0.39
65	$1.07

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Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. There is no charge for surrendering your certificate.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.

Coverage Information

Face Amount

The minimum Face Amount is $50,000. Terminated or retired participants generally may reduce their Face Amount to not less than $10,000. The maximum Face Amount is the lesser of 700% of your annual earnings or $2,000,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

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Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 90% of the Face Amount or Net Amount at Risk up to a maximum of $500,000 and up to 90% of the Participant’s Certificate Fund when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease.

Loans

The minimum amount you may borrow at any one time is $100.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

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Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Willis Towers Watson

This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential”, “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Willis Towers Watson Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II:
DWS High Income VIP	Appendix 1

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 2
Janus Henderson Research Portfolio	Appendix 3

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 4
PSF Flexible Managed Portfolio	Appendix 5
PSF Global Portfolio	Appendix 6
PSF Government Money Market Portfolio	Appendix 7
PSF Jennison Portfolio	Appendix 8
PSF Small Capitalization Stock Portfolio	Appendix 9
PSF Stock Index Portfolio	Appendix 10
PSF Value Portfolio	Appendix 11

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T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 12

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum charge - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in any consecutive 12-month period.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current - 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.11
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.10

Representative guaranteed charge - $0.34[3]

Certificates effective on or after 01/01/2009:
Maximum - $47.38
Minimum - $0.04

Representative guaranteed charge - $0.18[4]

Net Interest on Loans[5]	Annually	2%
•The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1The daily charge is based on the effective annual rate shown.

2
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3The representative guaranteed charge for cost of insurance is a sample rate charged for a 38-year old insured guaranteed under the contract.
4The representative guaranteed charge for cost of insurance is a sample rate charged for a 33-year old insured guaranteed under the contract.
5    The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	0.94%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated

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Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DWS VARIABLE SERIES II
DWS High Income VIP (formerly Deutsche High Income VIP) – Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the Willis Towers Watson Group Contract are as follows:

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Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Willis Towers Watson Group Contract that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For Willis Towers Watson, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.11 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $27.77, and applies to insureds age 99, who are retired smokers and have chosen to continue their coverage. The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.14
55	$0.32
65	$0.81

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

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Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance include:

•	Active, full-time US employees of Willis Towers Watson.

•	Active, full-time reduced hour US employees of Willis Towers Watson.

Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2010. No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

•
For a Current Participant: Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

•
For a Newly Hired Eligible Group Member: You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

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Additional Insurance Benefits

Accelerated Benefit Option

You can generally elect to receive up to 100% of the Face Amount or Net Amount at Risk, subject to an aggregate maximum of $1,000,000 if your term life death benefit is also accelerated and up to 100% of the Participant’s Certificate Fund, when you have been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

Payment of Premiums

For active employees, Willis Towers Watson will send routine premium payments to Prudential by payroll deduction, and will make these payments monthly. Retirees, employees on an approved leave of absence, and Participants who choose continued coverage will be billed directly by Prudential (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health. You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from us. However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Willis Towers Watson. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

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Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may elect to continue your coverage if you leave Willis Towers Watson for any reason. Rates for Continuation coverage are higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either Willis Towers Watson or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Willis Towers Watson replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If Willis Towers Watson does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If Willis Towers Watson does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

See the OTHER GENERAL CONTRACT PROVISIONS - Options Upon Termination section of the prospectus.

Please refer to the prospectus for information on these and other features of the Willis Towers Watson Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2019
to Prospectus Dated May 1, 2019
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Yellow Roadway
This document is a supplement to the prospectus dated May 1, 2019 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.
Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II:
DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 3
Janus Henderson Research Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8

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PSF Flexible Managed Portfolio	Appendix 9
PSF Global Portfolio	Appendix 10
PSF Government Money Market Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The prospectus describes the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. The following tables provide the “current” and “maximum charge” applicable to the Group Contract. The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amounted Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current - $0.00
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - The lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement. Current - $0.00.
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
	Monthly	Maximum - $83.33 Minimum - $0.18
Charge for a Representative Participant		Representative guaranteed charge - $0.75[3]
Net Interest on Loans[4]	Annually	2%

•	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 48-year old insured guaranteed under the contract.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.23%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including

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distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
DWS VARIABLE SERIES II
DWS High Income VIP (formerly Deutsche High Income VIP)- Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC

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Unaffiliated Funds
Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2019, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $22.18, and applies to insureds at age 99, who have chosen to continue their coverage. The lowest current rate per thousand is $0.03, and applies to insureds under age 35 who have chosen to continue their coverage.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.11
55	$0.26
65	$0.45

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

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Eligibility and Enrollment

Eligibility

Any Participant in the plan as of November 30, 2007 and any former Participant who was eligible and was approved for reinstatement of their coverage on or after November 30, 2007.

Exclusions

There are no exclusions in the Yellow Roadway Group Variable Universal Life Insurance plan.

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was the amount inforce on November 30, 2007 or the amount eligible for reinstatement unless you requested a decrease after that date.

The minimum Face Amount is $10,000. See Changes in Face Amount.

Additional Insurance Benefits

Accelerated Benefit Option

You can generally elect to receive up to 75% of the Face Amount or Net Amount at Risk up to a maximum or $250,000 and up to 75% of the Participant’s Certificate Fund, when you have been diagnosed with a life expectancy of 6 months or less) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEIFTS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After November 30, 2007, the Face Amount of insurance may not be increased.

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Decreases in Face Amount

Generally, Face Amounts will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2019

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups. You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2019, as supplemented from time to time.

This SAI includes the consolidated financial statements of Prudential, which should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Account”).

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800)562-9874

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 under New Jersey law as a separate investment account. The Account meets the definition of a “separate account” under federal securities laws. Each Subaccount within the Account invests in a corresponding Fund from among the variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, these additional assets will be transferred to Prudential’s general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account. The assets held in the Account in support of client accounts are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential reserves the right to take all actions in connection with the operation of the Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102-4410. PIMS also acts as principal underwriter with respect to certain securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contract Holder about compensation that will be payable to applicable broker-dealers. The Group Contract Holder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Group Contract Holder with any broker of record change. In addition, Prudential will report annually to the Group Contract Holder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the representative to return all of the first-year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. We may also compensate other representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2018, December 31, 2017 and December 31, 2016 were $0, $0, and $0, respectively. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2018) received payment with respect to group life insurance business during 2018 (or as to which a payment amount was accrued during 2018). The firms listed include payments in connection with products issued by The Prudential Life Insurance Company of America.
During 2018, cash compensation received by Firms ranged from $14,895.98 to $50,875.17.

Services Performed By Third Parties

Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place. The Group Contract Holder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contract Holder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

The Prudential Insurance Company of America (“Prudential”) entered into an administrative agreement with Wells Fargo, in which Wells Fargo provides remittance processing expertise and research and development capabilities. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this agreement, Wells Fargo received from Prudential for remittance processing services rendered approximately $466 thousand in 2018, $702 thousand in 2017 and $770 thousand in 2016. For all banking operating services provided by Wells Fargo, Prudential has paid approximately $1.9 million in 2018, $2.2 million in 2017 and $2.2 million in 2016. Wells Fargo's principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107.

The Prudential Insurance Company of America (“Prudential”) entered into an investment accounting agreement with State Street Bank and Trust Company (“State Street”), in which State Street performs certain investment accounting and recordkeeping services to calculate the values and unit values of the subaccounts within the Account. Under this agreement, State Street received from Prudential for GVUL for investment accounting and recordkeeping services rendered approximately $181 thousand in 2018, $181 thousand in 2017, and $229 thousand in 2016. State Street’s principal business address in Massachusetts is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Aon Securities Inc., a New York corporation (“Aon”), through an Administrative Agreement with Prudential provides the following services: (1) distribution (via mail or e-mail) of current prospectus(es), any applicable supplements and statements of additional information to eligible members of the AICPA; and (2) upon approval for coverage by Prudential, distribute a Contract Certificate, which evidences coverage under the Contract, together with a current prospectus, any applicable supplements and statements of additional information, and privacy notice. Aon received $0.00 in 2018, $0.00 in 2017 and $0.00 in 2016 from the Company for services rendered. Aon’s principal business address is 1100 Virginia Drive, Suite 250, Fort Washington, PA 19034 - 3 2 7 8.

Cyber Security

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•
the sole function of the employer with respect to the program are, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•
the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or the Internal Revenue Code (the "Code"). Any plan fiduciary that proposes to cause a plan to acquire a Group Contract should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements under ERISA
If applicable, ERISA and the Code impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Code) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine how ERISA applies in these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes, but may not be limited to:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company;

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contract Holder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contract Holders to be made available to Participants. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the daily charges for mortality and expense risk. These charges are currently equal to an effective annual charge of 0.45%. The charge is guaranteed to not exceed an effective annual rate of 0.90%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of Death Benefits and Cash Surrender Values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.

Ratings and Advertisements

Independent financial rating services, including Moody’s, Standard & Poor’s, Duff & Phelps and A.M. Best Company, rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Experts

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 and the financial statements of The Prudential Variable Contract Account GI-2 as of December 31, 2018 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial Statements

The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Account”). The Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$4,620,359	$5,987,900	$24,133,565	$7,594,111	$1,434,528
Net Assets	$4,620,359	$5,987,900	$24,133,565	$7,594,111	$1,434,528

NET ASSETS, representing:
Equity of Participants	$4,620,359	$5,987,900	$24,133,565	$7,573,043	$1,434,528
Equity of The Prudential Insurance
Company of America	—	—	—	21,068	—
	$4,620,359	$5,987,900	$24,133,565	$7,594,111	$1,434,528

Units outstanding	345,924	222,375	844,014	440,274	96,371

Portfolio shares held	462,036	209,148	426,087	154,919	137,935
Portfolio net asset value per share	$10.00	$28.63	$56.64	$49.02	$10.40
Investment in portfolio shares, at cost	$4,620,359	$2,736,536	$11,249,654	$2,726,682	$1,456,813

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$71,351	$—	$—	$—	$23,226

EXPENSES
Charges for mortality and expense risk, and for
administration	21,484	28,983	119,732	37,012	6,439
NET INVESTMENT INCOME (LOSS)	49,867	(28,983)	(119,732)	(37,012)	16,787

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	102,793	319,516	266,097	(9,211)
Net change in unrealized appreciation (depreciation) on investments	—	(370,561)	(1,417,702)	(637,062)	948
NET GAIN (LOSS) ON INVESTMENTS	—	(267,768)	(1,098,186)	(370,965)	(8,263)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$49,867	$(296,751)	$(1,217,918)	$(407,977)	$8,524

The accompanying notes are integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	DWS High Income VIP (Class A)	MFS® Research Series (Initial Class)	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	Templeton Foreign VIP Fund (Class 2)	Templeton Developing Markets VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$3,793,393	$9,421,989	$3,515,255	$4,383,996	$3,781,429
Net Assets	$3,793,393	$9,421,989	$3,515,255	$4,383,996	$3,781,429

NET ASSETS, representing:
Equity of Participants	$3,793,393	$9,421,989	$3,515,255	$4,383,996	$3,781,429
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$3,793,393	$9,421,989	$3,515,255	$4,383,996	$3,781,429

Units outstanding	155,403	334,343	134,818	252,332	113,724

Portfolio shares held	664,342	377,938	85,322	344,113	442,790
Portfolio net asset value per share	$5.71	$24.93	$41.20	$12.74	$8.54
Investment in portfolio shares, at cost	$3,916,593	$5,992,164	$1,708,118	$3,677,172	$2,583,865

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	DWS High Income VIP (Class A)	MFS® Research Series (Initial Class)	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	Templeton Foreign VIP Fund (Class 2)	Templeton Developing Markets VIP Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$325,564	$74,843	$—	$139,202	$38,441

EXPENSES
Charges for mortality and expense risk, and for
administration	18,330	48,828	21,391	23,576	20,131
NET INVESTMENT INCOME (LOSS)	307,234	26,015	(21,391)	115,626	18,310

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,236,354	809,637	—	—
Net realized gain (loss) on shares redeemed	(51,616)	25,081	115,759	4,730	9,249
Net change in unrealized appreciation (depreciation) on investments	(373,719)	(1,743,539)	(1,739,460)	(965,994)	(795,458)
NET GAIN (LOSS) ON INVESTMENTS	(425,335)	(482,104)	(814,064)	(961,264)	(786,209)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(118,101)	$(456,089)	$(835,455)	$(845,638)	$(767,899)

The accompanying notes are integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$662,971	$1,350,808	$1,495,447	$4,202,393	$645,755
Net Assets	$662,971	$1,350,808	$1,495,447	$4,202,393	$645,755

NET ASSETS, representing:
Equity of Participants	$643,964	$1,350,808	$1,478,843	$4,202,393	$629,209
Equity of The Prudential Insurance
Company of America	19,007	—	16,604	—	16,546
	$662,971	$1,350,808	$1,495,447	$4,202,393	$645,755

Units outstanding	202,159	45,681	401,867	149,500	265,330

Portfolio shares held	50,531	272,340	52,380	68,655	20,294
Portfolio net asset value per share	$13.12	$4.96	$28.55	$61.21	$31.82
Investment in portfolio shares, at cost	$555,845	$1,303,480	$1,022,687	$1,024,998	$369,790

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$43,742	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	1,402	6,775	4,357	21,254	1,176
NET INVESTMENT INCOME (LOSS)	(1,402)	36,967	(4,357)	(21,254)	(1,176)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,163	(4,798)	(2,272)	153,083	4,363
Net change in unrealized appreciation (depreciation) on investments	(12,673)	(54,877)	(168,430)	(178,448)	(55,963)
NET GAIN (LOSS) ON INVESTMENTS	(510)	(59,675)	(170,702)	(25,365)	(51,600)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,912)	$(22,708)	$(175,059)	$(46,619)	$(52,776)

The accompanying notes are integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	American Century VP Balanced Fund (Class I)	American Century VP International Fund (Class I)	American Century VP Value Fund (Class I)	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	T. Rowe Price New America Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$78,607	$111,069	$346,376	$10,467,082	$1,651,827
Net Assets	$78,607	$111,069	$346,376	$10,467,082	$1,651,827

NET ASSETS, representing:
Equity of Participants	$78,607	$111,069	$346,376	$10,467,082	$1,651,827
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$78,607	$111,069	$346,376	$10,467,082	$1,651,827

Units outstanding	3,307	6,454	9,374	168,686	53,055

Portfolio shares held	11,087	11,642	34,603	441,649	64,298
Portfolio net asset value per share	$7.09	$9.54	$10.01	$23.70	$25.69
Investment in portfolio shares, at cost	$63,583	$82,453	$187,593	$9,801,759	$1,496,106

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	American Century VP Balanced Fund (Class I)	American Century VP International Fund (Class I)	American Century VP Value Fund (Class I)	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	T. Rowe Price New America Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$1,267	$1,606	$6,452	$—	$2,860

EXPENSES
Charges for mortality and expense risk, and for
administration	408	586	1,758	52,483	7,947
NET INVESTMENT INCOME (LOSS)	859	1,020	4,694	(52,483)	(5,087)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	605	8,305	24	1,521,828	181,309
Net realized gain (loss) on shares redeemed	556	(370)	(19)	23,135	425
Net change in unrealized appreciation (depreciation) on investments	(5,424)	(29,600)	(41,133)	(1,738,272)	(178,845)
NET GAIN (LOSS) ON INVESTMENTS	(4,263)	(21,665)	(41,128)	(193,309)	2,889

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,404)	$(20,645)	$(36,434)	$(245,792)	$(2,198)

The accompanying notes are integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio	MFS® Total Return Bond Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$3,280,268	$79,476	$8,980,958	$17,887	$312,978
Net Assets	$3,280,268	$79,476	$8,980,958	$17,887	$312,978

NET ASSETS, representing:
Equity of Participants	$3,280,268	$79,476	$8,980,958	$1,459	$312,978
Equity of The Prudential Insurance
Company of America	—	—	—	16,428	—
	$3,280,268	$79,476	$8,980,958	$17,887	$312,978

Units outstanding	59,049	3,437	312,985	9,696	17,484

Portfolio shares held	93,322	6,283	384,459	1,227	6,641
Portfolio net asset value per share	$35.15	$12.65	$23.36	$14.58	$47.13
Investment in portfolio shares, at cost	$1,704,624	$66,364	$7,157,204	$11,422	$137,404

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio	MFS® Total Return Bond Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$2,746	$215,439	$225	$3,969

EXPENSES
Charges for mortality and expense risk, and for
administration	17,691	371	49,914	8	1,600
NET INVESTMENT INCOME (LOSS)	(17,691)	2,375	165,525	217	2,369

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	896,024	2,003	—
Net realized gain (loss) on shares redeemed	77,472	(347)	(55,169)	221	20,447
Net change in unrealized appreciation (depreciation) on investments	(393,518)	(3,336)	(2,022,873)	(2,624)	(45,610)
NET GAIN (LOSS) ON INVESTMENTS	(316,046)	(3,683)	(1,182,018)	(400)	(25,163)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(333,737)	$(1,308)	$(1,016,493)	$(183)	$(22,794)

The accompanying notes are integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	AB VPS Real Estate Investment Portfolio (Class A)
ASSETS
Investment in the portfolios, at fair value	$37,927	$44,605	$36,194	$6,014,508	$119,457
Net Assets	$37,927	$44,605	$36,194	$6,014,508	$119,457

NET ASSETS, representing:
Equity of Participants	$37,927	$44,605	$36,194	$6,014,508	$119,457
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$37,927	$44,605	$36,194	$6,014,508	$119,457

Units outstanding	1,663	2,130	1,224	174,162	2,542

Portfolio shares held	1,125	1,670	5,603	89,742	14,515
Portfolio net asset value per share	$33.70	$26.71	$6.46	$67.02	$8.23
Investment in portfolio shares, at cost	$17,675	$30,293	$38,487	$2,438,978	$129,931

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	AB VPS Real Estate Investment Portfolio (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$227	$902	$8	$15,935	$2,460

EXPENSES
Charges for mortality and expense risk, and for
administration	190	233	194	30,391	587
NET INVESTMENT INCOME (LOSS)	37	669	(186)	(14,456)	1,873

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,968	—	4,335	309,140	5,149
Net realized gain (loss) on shares redeemed	3,647	1,390	(305)	38,595	(3,439)
Net change in unrealized appreciation (depreciation) on investments	(6,731)	(10,144)	(9,540)	(357,920)	(10,451)
NET GAIN (LOSS) ON INVESTMENTS	(1,116)	(8,754)	(5,510)	(10,185)	(8,741)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,079)	$(8,085)	$(5,696)	$(24,641)	$(6,868)

The accompanying notes are integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	DWS Government & Agency Securities VIP (Class A)	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)	Dreyfus VIF International Equity Portfolio (Initial Shares)	DWS Small Mid Cap Value VIP (Class A)
ASSETS
Investment in the portfolios, at fair value	$20,933	$2,921,563	$620,345	$1,446,193	$616,059
Net Assets	$20,933	$2,921,563	$620,345	$1,446,193	$616,059

NET ASSETS, representing:
Equity of Participants	$6,206	$2,898,036	$620,345	$1,446,193	$616,059
Equity of The Prudential Insurance
Company of America	14,727	23,527	—	—	—
	$20,933	$2,921,563	$620,345	$1,446,193	$616,059

Units outstanding	10,369	139,705	25,329	95,177	26,987

Portfolio shares held	1,919	110,248	21,014	81,845	50,455
Portfolio net asset value per share	$10.91	$26.50	$29.52	$17.67	$12.21
Investment in portfolio shares, at cost	$22,741	$1,737,511	$427,438	$1,356,617	$718,428
STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	DWS Government & Agency Securities VIP (Class A)	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)	Dreyfus VIF International Equity Portfolio (Initial Shares)	DWS Small Mid Cap Value VIP (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$580	$—	$—	$22,156	$9,362

EXPENSES
Charges for mortality and expense risk, and for
administration	30	13,682	2,975	7,815	3,110
NET INVESTMENT INCOME (LOSS)	550	(13,682)	(2,975)	14,341	6,252

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	120,922
Net realized gain (loss) on shares redeemed	(302)	40,453	678	16,328	(18,692)
Net change in unrealized appreciation (depreciation) on investments	(181)	(118,148)	(41,968)	(311,976)	(229,603)
NET GAIN (LOSS) ON INVESTMENTS	(483)	(77,695)	(41,290)	(295,648)	(127,373)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$67	$(91,377)	$(44,265)	$(281,307)	$(121,121)

The accompanying notes are integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	T. Rowe Price Personal Strategy Balanced Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio (Class I)	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,183,546	$1,174,618	$15,245	$10,769	$30,374
Net Assets	$2,183,546	$1,174,618	$15,245	$10,769	$30,374

NET ASSETS, representing:
Equity of Participants	$2,183,546	$1,174,618	$1,696	$6	$6,672
Equity of The Prudential Insurance
Company of America	—	—	13,549	10,763	23,702
	$2,183,546	$1,174,618	$15,245	$10,769	$30,374

Units outstanding	167,624	58,356	1,125	1,001	1,283

Portfolio shares held	116,146	64,152	1,200	490	2,329
Portfolio net asset value per share	$18.80	$18.31	$12.70	$21.99	$13.04
Investment in portfolio shares, at cost	$2,151,971	$1,224,086	$13,827	$12,092	$24,004

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	T. Rowe Price Personal Strategy Balanced Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio (Class I)	T. Rowe Price International Stock Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$46,597	$22,377	$—	$—	$469

EXPENSES
Charges for mortality and expense risk, and for
administration	11,440	5,600	67	135	152
NET INVESTMENT INCOME (LOSS)	35,157	16,777	(67)	(135)	317

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	80,130	—	—	3,301
Net realized gain (loss) on shares redeemed	(19,224)	(5,728)	—	931	(91)
Net change in unrealized appreciation (depreciation) on investments	(531,900)	(161,219)	96	(3,290)	(8,657)
NET GAIN (LOSS) ON INVESTMENTS	(551,124)	(86,817)	96	(2,359)	(5,447)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(515,967)	$(70,040)	$29	$(2,494)	$(5,130)

The accompanying notes are integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	Fidelity® VIP Equity-Income Portfolio (Service Class)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	DWS Capital Growth VIP (Class A)	Franklin Mutual Global Discovery VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$17,536	$15,969	$145,804	$461,601	$45,561
Net Assets	$17,536	$15,969	$145,804	$461,601	$45,561

NET ASSETS, representing:
Equity of Participants	$—	$—	$125,031	$435,650	$29,214
Equity of The Prudential Insurance
Company of America	17,536	15,969	20,773	25,951	16,347
	$17,536	$15,969	$145,804	$461,601	$45,561

Units outstanding	10,000	10,111	69,990	177,264	27,877

Portfolio shares held	567	788	12,548	16,927	2,688
Portfolio net asset value per share	$30.94	$20.26	$11.62	$27.27	$16.95
Investment in portfolio shares, at cost	$16,081	$11,450	$131,690	$359,449	$47,945

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	Fidelity® VIP Equity-Income Portfolio (Service Class)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	DWS Capital Growth VIP (Class A)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$177	$383	$3,186	$3,103	$1,220

EXPENSES
Charges for mortality and expense risk, and for
administration	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	177	383	3,186	3,103	1,220

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,267	788	677	39,446	646
Net realized gain (loss) on shares redeemed	—	—	(153)	(123)	9
Net change in unrealized appreciation (depreciation) on investments	(3,262)	(2,635)	(6,709)	(60,363)	(7,637)
NET GAIN (LOSS) ON INVESTMENTS	(1,995)	(1,847)	(6,185)	(21,040)	(6,982)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,818)	$(1,464)	$(2,999)	$(17,937)	$(5,762)

The accompanying notes are integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	PIMCO Total Return Portfolio (Administrative Class)	AB VPS International Growth Portfolio (Class A)	Fidelity® VIP Freedom 2015 Portfolio (Service Class)	Invesco V.I. International Growth Fund (Series I)	Templeton Global Bond VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$15,443	$59,333	$104,524	$44,933	$162,349
Net Assets	$15,443	$59,333	$104,524	$44,933	$162,349

NET ASSETS, representing:
Equity of Participants	$3,389	$49,313	$86,771	$31,690	$144,633
Equity of The Prudential Insurance
Company of America	12,054	10,020	17,753	13,243	17,716
	$15,443	$59,333	$104,524	$44,933	$162,349

Units outstanding	1,282	13,584	63,612	34,052	85,429

Portfolio shares held	1,474	3,124	8,540	1,362	9,646
Portfolio net asset value per share	$10.48	$18.99	$12.24	$32.98	$16.83
Investment in portfolio shares, at cost	$16,204	$45,106	$75,301	$33,213	$158,820

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	PIMCO Total Return Portfolio (Administrative Class)	AB VPS International Growth Portfolio (Class A)	Fidelity® VIP Freedom 2015 Portfolio (Service Class)	Invesco V.I. International Growth Fund (Series I)	Templeton Global Bond VIP Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$392	$506	$1,700	$1,049	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	70	289	—	—	—
NET INVESTMENT INCOME (LOSS)	322	217	1,700	1,049	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	185	—	4,358	355	—
Net realized gain (loss) on shares redeemed	(11)	4,172	(58)	(10)	(126)
Net change in unrealized appreciation (depreciation) on investments	(653)	(17,691)	(11,640)	(9,338)	3,239
NET GAIN (LOSS) ON INVESTMENTS	(479)	(13,519)	(7,340)	(8,993)	3,113

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(157)	$(13,302)	$(5,640)	$(7,944)	$3,113

The accompanying notes are integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	Fidelity® VIP Mid Cap Portfolio (Service Class)	Franklin Strategic Income VIP Fund (Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class)	Fidelity® VIP Government Money Market Portfolio (Service Class)
ASSETS
Investment in the portfolios, at fair value	$418,776	$469,437	$46,735	$259,156	$160,505
Net Assets	$418,776	$469,437	$46,735	$259,156	$160,505

NET ASSETS, representing:
Equity of Participants	$364,098	$448,662	$30,307	$243,681	$149,553
Equity of The Prudential Insurance
Company of America	54,678	20,775	16,428	15,475	10,952
	$418,776	$469,437	$46,735	$259,156	$160,505

Units outstanding	179,288	237,819	28,152	167,600	146,270

Portfolio shares held	17,384	15,700	4,546	23,368	160,505
Portfolio net asset value per share	$24.09	$29.90	$10.28	$11.09	$1.00
Investment in portfolio shares, at cost	$393,204	$491,780	$50,589	$229,620	$160,505

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	Fidelity® VIP Mid Cap Portfolio (Service Class)	Franklin Strategic Income VIP Fund (Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class)	Fidelity® VIP Government Money Market Portfolio (Service Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$3,097	$1,298	$3,502	$2,316

EXPENSES
Charges for mortality and expense risk, and for
administration	169	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(169)	3,097	1,298	3,502	2,316

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	28,212	45,695	—	18,905	—
Net realized gain (loss) on shares redeemed	5,747	376	(83)	(14,424)	—
Net change in unrealized appreciation (depreciation) on investments	(66,346)	(129,709)	(2,240)	(75,613)	—
NET GAIN (LOSS) ON INVESTMENTS	(32,387)	(83,638)	(2,323)	(71,132)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(32,556)	$(80,541)	$(1,025)	$(67,630)	$2,316

The accompanying notes are integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Fidelity® VIP Freedom 2025 Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)	Fidelity® VIP Freedom 2020 Portfolio (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)	PIMCO Low Duration Portfolio (Administrative Class)
ASSETS
Investment in the portfolios, at fair value	$63,064	$735,075	$59,201	$794,155	$74,321
Net Assets	$63,064	$735,075	$59,201	$794,155	$74,321

NET ASSETS, representing:
Equity of Participants	$46,218	$713,667	$42,950	$760,760	$60,526
Equity of The Prudential Insurance
Company of America	16,846	21,408	16,251	33,395	13,795
	$63,064	$735,075	$59,201	$794,155	$74,321

Units outstanding	37,156	351,045	36,427	372,787	52,879

Portfolio shares held	4,785	22,993	4,721	3,157	7,373
Portfolio net asset value per share	$13.18	$31.97	$12.54	$251.57	$10.08
Investment in portfolio shares, at cost	$50,047	$721,424	$49,058	$450,493	$74,122

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Fidelity® VIP Freedom 2025 Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)	Fidelity® VIP Freedom 2020 Portfolio (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)	PIMCO Low Duration Portfolio (Administrative Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$908	$5,004	$913	$14,054	$1,426

EXPENSES
Charges for mortality and expense risk, and for
administration	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	908	5,004	913	14,054	1,426

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,329	69,722	1,997	3,728	—
Net realized gain (loss) on shares redeemed	(14)	(696)	(22)	1,141	(18)
Net change in unrealized appreciation (depreciation) on investments	(6,692)	(123,354)	(6,655)	(52,324)	(1,156)
NET GAIN (LOSS) ON INVESTMENTS	(5,377)	(54,328)	(4,680)	(47,455)	(1,174)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,469)	$(49,324)	$(3,767)	$(33,401)	$252

The accompanying notes are integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	PIMCO Short-Term Portfolio (Administrative Class)	DWS Small Cap Index VIP (Class A)	Royce Micro-Cap Portfolio (Investment Class)	Royce Small-Cap Portfolio (Investment Class)	AB VPS Small Cap Growth Portfolio (Class A)
ASSETS
Investment in the portfolios, at fair value	$12,755	$39,299	$28,372	$45,856	$102,811
Net Assets	$12,755	$39,299	$28,372	$45,856	$102,811

NET ASSETS, representing:
Equity of Participants	$—	$20,279	$15,638	$28,961	$75,786
Equity of The Prudential Insurance
Company of America	12,755	19,020	12,734	16,895	27,025
	$12,755	$39,299	$28,372	$45,856	$102,811

Units outstanding	10,000	20,664	22,774	27,141	38,074

Portfolio shares held	1,240	2,625	3,163	5,827	6,201
Portfolio net asset value per share	$10.29	$14.97	$8.97	$7.87	$16.58
Investment in portfolio shares, at cost	$12,231	$29,887	$22,678	$51,639	$72,423

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	PIMCO Short-Term Portfolio (Administrative Class)	DWS Small Cap Index VIP (Class A)	Royce Micro-Cap Portfolio (Investment Class)	Royce Small-Cap Portfolio (Investment Class)	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$275	$435	$—	$395	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	275	435	—	395	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	16	3,085	1,480	648	5,688
Net realized gain (loss) on shares redeemed	—	22	20	(534)	8,017
Net change in unrealized appreciation (depreciation) on investments	(99)	(8,498)	(4,306)	(4,730)	(10,846)
NET GAIN (LOSS) ON INVESTMENTS	(83)	(5,391)	(2,806)	(4,616)	2,859

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$192	$(4,956)	$(2,806)	$(4,221)	$2,859

The accompanying notes are integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Invesco V.I. Small Cap Equity Fund (Series I)	Franklin Small Cap Value VIP Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)	Lazard Retirement International Equity Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$254,665	$478,567	$111,330	$19,366	$17,358
Net Assets	$254,665	$478,567	$111,330	$19,366	$17,358

NET ASSETS, representing:
Equity of Participants	$236,911	$456,124	$94,552	$—	$—
Equity of The Prudential Insurance
Company of America	17,754	22,443	16,778	19,366	17,358
	$254,665	$478,567	$111,330	$19,366	$17,358

Units outstanding	143,438	255,081	66,719	10,000	9,437

Portfolio shares held	15,987	32,779	8,597	2,252	1,012
Portfolio net asset value per share	$15.93	$14.60	$12.95	$8.60	$17.15
Investment in portfolio shares, at cost	$273,577	$467,357	$92,528	$19,167	$10,868

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Invesco V.I. Small Cap Equity Fund (Series I)	Franklin Small Cap Value VIP Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)	Lazard Retirement International Equity Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$6,545	$1,569	$346	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	—	6,545	1,569	346	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	19,004	111,455	3,109	1,129	—
Net realized gain (loss) on shares redeemed	(4,840)	(32,146)	(35)	—	—
Net change in unrealized appreciation (depreciation) on investments	(40,241)	(162,690)	(14,175)	(4,604)	(901)
NET GAIN (LOSS) ON INVESTMENTS	(26,077)	(83,381)	(11,101)	(3,475)	(901)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(26,077)	$(76,836)	$(9,532)	$(3,129)	$(901)

The accompanying notes are integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
ASSETS
Investment in the portfolios, at fair value	$14,686	$146,871	$10,368	$149,165	$29,058
Net Assets	$14,686	$146,871	$10,368	$149,165	$29,058

NET ASSETS, representing:
Equity of Participants	$—	$131,026	$10,368	$149,165	$29,058
Equity of The Prudential Insurance
Company of America	14,686	15,845	—	—	—
	$14,686	$146,871	$10,368	$149,165	$29,058

Units outstanding	8,111	90,877	631	6,142	835

Portfolio shares held	1,016	9,331	973	5,601	1,377
Portfolio net asset value per share	$14.45	$15.74	$10.66	$26.63	$21.10
Investment in portfolio shares, at cost	$8,143	$102,264	$10,500	$105,502	$16,449

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$264	$1,339	$131

EXPENSES
Charges for mortality and expense risk, and for
administration	—	—	48	742	158
NET INVESTMENT INCOME (LOSS)	—	—	216	597	(27)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	18	19,029	2,250
Net realized gain (loss) on shares redeemed	—	324	(200)	3	(70)
Net change in unrealized appreciation (depreciation) on investments	(772)	(4,617)	(97)	(30,020)	(6,245)
NET GAIN (LOSS) ON INVESTMENTS	(772)	(4,293)	(279)	(10,988)	(4,065)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(772)	$(4,293)	$(63)	$(10,391)	$(4,092)

The accompanying notes are integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2018

SUBACCOUNT
AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$11,563
Net Assets	$11,563

NET ASSETS, representing:
Equity of Participants	$21
Equity of The Prudential Insurance
Company of America	11,542
$11,563

Units outstanding	1,002

Portfolio shares held	1,049
Portfolio net asset value per share	$11.02
Investment in portfolio shares, at cost	$9,832

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

SUBACCOUNT
AST Cohen & Steers Realty Portfolio
1/1/2018
to
12/31/2018

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	54
NET INVESTMENT INCOME (LOSS)	(54)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	8
Net change in unrealized appreciation (depreciation) on investments	(587)
NET GAIN (LOSS) ON INVESTMENTS	(579)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(633)

The accompanying notes are integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$49,867	$(28,983)	$(119,732)	$(37,012)	$16,787
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	102,793	319,516	266,097	(9,211)
Net change in unrealized appreciation (depreciation) on investments	—	(370,561)	(1,417,702)	(637,062)	948

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	49,867	(296,751)	(1,217,918)	(407,977)	8,524

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	2,261,344	1,150,300	3,145,493	1,130,799	386,533
Policy loans, net of repayments and interest	51,519	(4,301)	(4,976)	(12,035)	(63)
Surrenders, withdrawals and death benefits	(668,645)	(238,979)	(1,471,303)	(367,150)	(56,575)
Net transfers between other subaccounts
or fixed rate option	367,892	173,915	1,201,451	232,196	137,587
Miscellaneous transactions	(167)	358	227	51	(51)
Other charges	(2,192,150)	(1,181,783)	(3,730,700)	(1,319,059)	(404,529)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(180,207)	(100,490)	(859,808)	(335,198)	62,902

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(130,340)	(397,241)	(2,077,726)	(743,175)	71,426

NET ASSETS
Beginning of period	4,750,699	6,385,141	26,211,291	8,337,286	1,363,102
End of period	$4,620,359	$5,987,900	$24,133,565	$7,594,111	$1,434,528

Beginning units	359,481	226,167	870,354	462,462	92,087
Units issued	217,633	48,925	170,642	56,322	37,632
Units redeemed	(231,190)	(52,717)	(196,982)	(78,510)	(33,348)
Ending units	345,924	222,375	844,014	440,274	96,371
The accompanying notes are integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	DWS High Income VIP (Class A)	MFS® Research Series (Initial Class)	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	Templeton Foreign VIP Fund (Class 2)	Templeton Developing Markets VIP Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$307,234	$26,015	$(21,391)	$115,626	$18,310
Capital gains distributions received	—	1,236,354	809,637	—	—
Net realized gain (loss) on shares redeemed	(51,616)	25,081	115,759	4,730	9,249
Net change in unrealized appreciation (depreciation) on investments	(373,719)	(1,743,539)	(1,739,460)	(965,994)	(795,458)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(118,101)	(456,089)	(835,455)	(845,638)	(767,899)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	738,727	1,052,099	—	1,054,739	1,048,773
Policy loans, net of repayments and interest	(754)	1,119	(6,480)	16,450	(29,219)
Surrenders, withdrawals and death benefits	(304,408)	(959,472)	(276,240)	(442,697)	(450,943)
Net transfers between other subaccounts
or fixed rate option	75,621	257,824	(44,415)	155,179	139,861
Miscellaneous transactions	85	433	17	49	(5,895)
Other charges	(832,024)	(1,253,322)	(341,718)	(1,136,280)	(983,643)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(322,753)	(901,319)	(668,836)	(352,560)	(281,066)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(440,854)	(1,357,408)	(1,504,291)	(1,198,198)	(1,048,965)

NET ASSETS
Beginning of period	4,234,247	10,779,397	5,019,546	5,582,194	4,830,394
End of period	$3,793,393	$9,421,989	$3,515,255	$4,383,996	$3,781,429

Beginning units	168,332	364,122	155,052	270,425	121,769
Units issued	37,214	43,964	3	67,119	34,689
Units redeemed	(50,143)	(73,743)	(20,237)	(85,212)	(42,734)
Ending units	155,403	334,343	134,818	252,332	113,724

The accompanying notes are integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,402)	$36,967	$(4,357)	$(21,254)	$(1,176)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,163	(4,798)	(2,272)	153,083	4,363
Net change in unrealized appreciation (depreciation) on investments	(12,673)	(54,877)	(168,430)	(178,448)	(55,963)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,912)	(22,708)	(175,059)	(46,619)	(52,776)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	157,751	343,986	359,641	761,415	72,577
Policy loans, net of repayments and interest	(1,513)	1,822	(11,517)	(39,738)	(1,748)
Surrenders, withdrawals and death benefits	(13,727)	(179,395)	(50,273)	(273,217)	(4,967)
Net transfers between other subaccounts
or fixed rate option	(43,131)	34,077	88,663	258,557	20,591
Miscellaneous transactions	8,345	(15)	8	165	(89)
Other charges	(143,470)	(360,660)	(336,629)	(864,118)	(58,081)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(35,745)	(160,185)	49,893	(156,936)	28,283

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,657)	(182,893)	(125,166)	(203,555)	(24,493)

NET ASSETS
Beginning of period	700,628	1,533,701	1,620,613	4,405,948	670,248
End of period	$662,971	$1,350,808	$1,495,447	$4,202,393	$645,755

Beginning units	193,581	50,980	388,624	154,812	241,810
Units issued	66,332	13,830	33,726	35,462	33,198
Units redeemed	(57,754)	(19,129)	(20,483)	(40,774)	(9,678)
Ending units	202,159	45,681	401,867	149,500	265,330

The accompanying notes are integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	American Century VP Balanced Fund (Class I)	American Century VP International Fund (Class I)	American Century VP Value Fund (Class I)	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	T. Rowe Price New America Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$859	$1,020	$4,694	$(52,483)	$(5,087)
Capital gains distributions received	605	8,305	24	1,521,828	181,309
Net realized gain (loss) on shares redeemed	556	(370)	(19)	23,135	425
Net change in unrealized appreciation (depreciation) on investments	(5,424)	(29,600)	(41,133)	(1,738,272)	(178,845)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,404)	(20,645)	(36,434)	(245,792)	(2,198)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	42,628	14,929	44,303	1,874,343	547,775
Policy loans, net of repayments and interest	—	—	—	(36,867)	(1,813)
Surrenders, withdrawals and death benefits	(10,265)	(677)	(2,098)	(641,982)	(89,264)
Net transfers between other subaccounts
or fixed rate option	1	—	2	273,462	126,176
Miscellaneous transactions	(22)	19	110	(9,078)	53
Other charges	(40,265)	(9,669)	(44,347)	(2,058,056)	(515,414)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(7,923)	4,602	(2,030)	(598,178)	67,513

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,327)	(16,043)	(38,464)	(843,970)	65,315

NET ASSETS
Beginning of period	89,934	127,112	384,840	11,311,052	1,586,512
End of period	$78,607	$111,069	$346,376	$10,467,082	$1,651,827

Beginning units	3,621	6,232	9,418	177,771	51,311
Units issued	1,696	730	1,122	36,827	20,443
Units redeemed	(2,010)	(508)	(1,166)	(45,912)	(18,699)
Ending units	3,307	6,454	9,374	168,686	53,055

The accompanying notes are integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio	MFS® Total Return Bond Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(17,691)	$2,375	$165,525	$217	$2,369
Capital gains distributions received	—	—	896,024	2,003	—
Net realized gain (loss) on shares redeemed	77,472	(347)	(55,169)	221	20,447
Net change in unrealized appreciation (depreciation) on investments	(393,518)	(3,336)	(2,022,873)	(2,624)	(45,610)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(333,737)	(1,308)	(1,016,493)	(183)	(22,794)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	668,070	61,709	1,775,611	1,280	39,835
Policy loans, net of repayments and interest	(10,307)	—	(35,439)	—	—
Surrenders, withdrawals and death benefits	(314,761)	—	(801,797)	—	(28,232)
Net transfers between other subaccounts
or fixed rate option	196,404	—	(396,300)	2	—
Miscellaneous transactions	(5,612)	(7)	(71)	(7)	81
Other charges	(696,127)	(62,823)	(2,103,214)	(1,838)	(47,972)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(162,333)	(1,121)	(1,561,210)	(563)	(36,288)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(496,070)	(2,429)	(2,577,703)	(746)	(59,082)

NET ASSETS
Beginning of period	3,776,338	81,905	11,558,661	18,633	372,060
End of period	$3,280,268	$79,476	$8,980,958	$17,887	$312,978

Beginning units	61,763	3,488	362,855	9,717	19,268
Units issued	15,570	2,684	71,625	49	2,022
Units redeemed	(18,284)	(2,735)	(121,495)	(70)	(3,806)
Ending units	59,049	3,437	312,985	9,696	17,484

The accompanying notes are integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	AB VPS Real Estate Investment Portfolio (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$37	$669	$(186)	$(14,456)	$1,873
Capital gains distributions received	1,968	—	4,335	309,140	5,149
Net realized gain (loss) on shares redeemed	3,647	1,390	(305)	38,595	(3,439)
Net change in unrealized appreciation (depreciation) on investments	(6,731)	(10,144)	(9,540)	(357,920)	(10,451)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,079)	(8,085)	(5,696)	(24,641)	(6,868)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	21,998	40,153	26,957	856,282	—
Policy loans, net of repayments and interest	(85)	(972)	(178)	(15,454)	(5)
Surrenders, withdrawals and death benefits	(5,032)	(3,682)	(3,942)	(295,828)	(5,448)
Net transfers between other subaccounts
or fixed rate option	(1)	1	—	15,968	(5,791)
Miscellaneous transactions	226	62	398	224	—
Other charges	(22,296)	(37,642)	(25,656)	(1,077,547)	(10,702)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(5,190)	(2,080)	(2,421)	(516,355)	(21,946)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,269)	(10,165)	(8,117)	(540,996)	(28,814)

NET ASSETS
Beginning of period	44,196	54,770	44,311	6,555,504	148,271
End of period	$37,927	$44,605	$36,194	$6,014,508	$119,457

Beginning units	1,879	2,215	1,294	188,185	3,011
Units issued	893	1,648	787	30,742	—
Units redeemed	(1,109)	(1,733)	(857)	(44,765)	(469)
Ending units	1,663	2,130	1,224	174,162	2,542

The accompanying notes are integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	DWS Government & Agency Securities VIP (Class A)	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)	Dreyfus VIF International Equity Portfolio (Initial Shares)	DWS Small Mid Cap Value VIP (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$550	$(13,682)	$(2,975)	$14,341	$6,252
Capital gains distributions received	—	—	—	—	120,922
Net realized gain (loss) on shares redeemed	(302)	40,453	678	16,328	(18,692)
Net change in unrealized appreciation (depreciation) on investments	(181)	(118,148)	(41,968)	(311,976)	(229,603)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	67	(91,377)	(44,265)	(281,307)	(121,121)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	8,200	714,612	199,096	430,563	247,853
Policy loans, net of repayments and interest	—	(3,933)	(63)	(9,944)	(446)
Surrenders, withdrawals and death benefits	(2,000)	(161,488)	(19,666)	(109,270)	(44,443)
Net transfers between other subaccounts
or fixed rate option	—	89,942	56,539	(121,828)	59,259
Miscellaneous transactions	(17)	(10)	(10)	(300)	(21)
Other charges	(8,378)	(794,637)	(185,191)	(402,709)	(191,238)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(2,195)	(155,514)	50,705	(213,488)	70,964

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,128)	(246,891)	6,440	(494,795)	(50,157)

NET ASSETS
Beginning of period	23,061	3,168,454	613,905	1,940,988	666,216
End of period	$20,933	$2,921,563	$620,345	$1,446,193	$616,059

Beginning units	10,501	146,633	23,615	107,165	24,397
Units issued	496	39,045	9,971	32,624	11,739
Units redeemed	(628)	(45,973)	(8,257)	(44,612)	(9,149)
Ending units	10,369	139,705	25,329	95,177	26,987

The accompanying notes are integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	T. Rowe Price Personal Strategy Balanced Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio (Class I)	T. Rowe Price International Stock Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$35,157	$16,777	$(67)	$(135)	$317
Capital gains distributions received	—	80,130	—	—	3,301
Net realized gain (loss) on shares redeemed	(19,224)	(5,728)	—	931	(91)
Net change in unrealized appreciation (depreciation) on investments	(531,900)	(161,219)	96	(3,290)	(8,657)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(515,967)	(70,040)	29	(2,494)	(5,130)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	544,740	498,092	2,397	636	5,491
Policy loans, net of repayments and interest	(5,066)	2,200	—	—	—
Surrenders, withdrawals and death benefits	(155,567)	(79,593)	—	—	—
Net transfers between other subaccounts
or fixed rate option	62,162	109,544	—	(25,774)	(1)
Miscellaneous transactions	(8,253)	(167)	—	—	6
Other charges	(539,091)	(511,910)	(2,320)	(725)	(3,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(101,075)	18,166	77	(25,863)	1,529

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(617,042)	(51,874)	106	(28,357)	(3,601)

NET ASSETS
Beginning of period	2,800,588	1,226,492	15,139	39,126	33,975
End of period	$2,183,546	$1,174,618	$15,245	$10,769	$30,374

Beginning units	174,322	57,575	1,120	2,964	1,225
Units issued	50,443	29,394	180	51	207
Units redeemed	(57,141)	(28,613)	(175)	(2,014)	(149)
Ending units	167,624	58,356	1,125	1,001	1,283

The accompanying notes are integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	Fidelity® VIP Equity-Income Portfolio (Service Class)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	DWS Capital Growth VIP (Class A)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$177	$383	$3,186	$3,103	$1,220
Capital gains distributions received	1,267	788	677	39,446	646
Net realized gain (loss) on shares redeemed	—	—	(153)	(123)	9
Net change in unrealized appreciation (depreciation) on investments	(3,262)	(2,635)	(6,709)	(60,363)	(7,637)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,818)	(1,464)	(2,999)	(17,937)	(5,762)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	8,800	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	22,743	73,053	—
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	(1,410)	(5,123)	(595)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	—	—	21,333	76,730	(595)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,818)	(1,464)	18,334	58,793	(6,357)

NET ASSETS
Beginning of period	19,354	17,433	127,470	402,808	51,918
End of period	$17,536	$15,969	$145,804	$461,601	$45,561

Beginning units	10,000	10,111	59,733	152,218	28,203
Units issued	—	—	11,991	28,582	—
Units redeemed	—	—	(1,734)	(3,536)	(326)
Ending units	10,000	10,111	69,990	177,264	27,877

The accompanying notes are integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	PIMCO Total Return Portfolio (Administrative Class)	AB VPS International Growth Portfolio (Class A)	Fidelity® VIP Freedom 2015 Portfolio (Service Class)	Invesco V.I. International Growth Fund (Series I)	Templeton Global Bond VIP Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$322	$217	$1,700	$1,049	$—
Capital gains distributions received	185	—	4,358	355	—
Net realized gain (loss) on shares redeemed	(11)	4,172	(58)	(10)	(126)
Net change in unrealized appreciation (depreciation) on investments	(653)	(17,691)	(11,640)	(9,338)	3,239

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(157)	(13,302)	(5,640)	(7,944)	3,113

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	—	—
Policy loans, net of repayments and interest	—	(1,486)	—	—	—
Surrenders, withdrawals and death benefits	—	(4,499)	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(27)	—	—	—
Miscellaneous transactions	—	(1)	—	—	—
Other charges	(207)	(6,987)	(1,660)	(650)	(2,615)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(207)	(13,000)	(1,660)	(650)	(2,615)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(364)	(26,302)	(7,300)	(8,594)	498

NET ASSETS
Beginning of period	15,807	85,635	111,824	53,527	161,851
End of period	$15,443	$59,333	$104,524	$44,933	$162,349

Beginning units	1,299	14,391	64,575	34,490	86,817
Units issued	—	—	—	—	—
Units redeemed	(17)	(807)	(963)	(438)	(1,388)
Ending units	1,282	13,584	63,612	34,052	85,429

The accompanying notes are integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	Fidelity® VIP Mid Cap Portfolio (Service Class)	Franklin Strategic Income VIP Fund (Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class)	Fidelity® VIP Government Money Market Portfolio (Service Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(169)	$3,097	$1,298	$3,502	$2,316
Capital gains distributions received	28,212	45,695	—	18,905	—
Net realized gain (loss) on shares redeemed	5,747	376	(83)	(14,424)	—
Net change in unrealized appreciation (depreciation) on investments	(66,346)	(129,709)	(2,240)	(75,613)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(32,556)	(80,541)	(1,025)	(67,630)	2,316

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	6,133	—	—	11,888	3,418
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	133,819	10,683	—	(127,878)	24,088
Miscellaneous transactions	—	—	—	—	(2,779)
Other charges	(2,658)	(7,309)	(559)	(4,343)	(1,358)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	137,294	3,374	(559)	(120,333)	23,369

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	104,738	(77,167)	(1,584)	(187,963)	25,685

NET ASSETS
Beginning of period	314,038	546,604	48,319	447,119	134,820
End of period	$418,776	$469,437	$46,735	$259,156	$160,505

Beginning units	121,517	236,376	28,485	239,046	124,768
Units issued	71,312	7,189	—	10,385	25,183
Units redeemed	(13,541)	(5,746)	(333)	(81,831)	(3,681)
Ending units	179,288	237,819	28,152	167,600	146,270

The accompanying notes are integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Fidelity® VIP Freedom 2025 Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)	Fidelity® VIP Freedom 2020 Portfolio (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)	PIMCO Low Duration Portfolio (Administrative Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$908	$5,004	$913	$14,054	$1,426
Capital gains distributions received	1,329	69,722	1,997	3,728	—
Net realized gain (loss) on shares redeemed	(14)	(696)	(22)	1,141	(18)
Net change in unrealized appreciation (depreciation) on investments	(6,692)	(123,354)	(6,655)	(52,324)	(1,156)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,469)	(49,324)	(3,767)	(33,401)	252

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	23,366	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	(927)	—
Net transfers between other subaccounts
or fixed rate option	—	(7,911)	—	62,299	—
Miscellaneous transactions	—	—	—	(2,856)	—
Other charges	(900)	(10,464)	(830)	(11,127)	(1,098)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(900)	(18,375)	(830)	70,755	(1,098)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,369)	(67,699)	(4,597)	37,354	(846)

NET ASSETS
Beginning of period	68,433	802,774	63,798	756,801	75,167
End of period	$63,064	$735,075	$59,201	$794,155	$74,321

Beginning units	37,653	358,511	36,909	338,962	53,665
Units issued	—	6,149	—	44,028	—
Units redeemed	(497)	(13,615)	(482)	(10,203)	(786)
Ending units	37,156	351,045	36,427	372,787	52,879
The accompanying notes are integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	PIMCO Short-Term Portfolio (Administrative Class)	DWS Small Cap Index VIP (Class A)	Royce Micro-Cap Portfolio (Investment Class)	Royce Small-Cap Portfolio (Investment Class)	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$275	$435	$—	$395	$—
Capital gains distributions received	16	3,085	1,480	648	5,688
Net realized gain (loss) on shares redeemed	—	22	20	(534)	8,017
Net change in unrealized appreciation (depreciation) on investments	(99)	(8,498)	(4,306)	(4,730)	(10,846)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	192	(4,956)	(2,806)	(4,221)	2,859

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	5,273	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	(842)	—
Net transfers between other subaccounts
or fixed rate option	1	—	—	—	(23,921)
Miscellaneous transactions	—	—	—	—	—
Other charges	—	(432)	(328)	(1,304)	(1,224)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	1	(432)	(328)	3,127	(25,145)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	193	(5,388)	(3,134)	(1,094)	(22,286)

NET ASSETS
Beginning of period	12,562	44,687	31,506	46,950	125,097
End of period	$12,755	$39,299	$28,372	$45,856	$102,811

Beginning units	10,000	20,858	23,002	25,471	45,913
Units issued	—	—	—	2,715	—
Units redeemed	—	(194)	(228)	(1,045)	(7,839)
Ending units	10,000	20,664	22,774	27,141	38,074

The accompanying notes are integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Invesco V.I. Small Cap Equity Fund (Series I)	Franklin Small Cap Value VIP Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)	Lazard Retirement International Equity Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$—	$6,545	$1,569	$346	$—
Capital gains distributions received	19,004	111,455	3,109	1,129	—
Net realized gain (loss) on shares redeemed	(4,840)	(32,146)	(35)	—	—
Net change in unrealized appreciation (depreciation) on investments	(40,241)	(162,690)	(14,175)	(4,604)	(901)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(26,077)	(76,836)	(9,532)	(3,129)	(901)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	9,594	23,594	—	—	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(16,759)	(179,508)	—	—	—
Miscellaneous transactions	(1,429)	(1,426)	—	—	—
Other charges	(2,857)	(7,599)	(1,870)	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(11,451)	(164,939)	(1,870)	—	—

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,528)	(241,775)	(11,402)	(3,129)	(901)

NET ASSETS
Beginning of period	292,193	720,342	122,732	22,495	18,259
End of period	$254,665	$478,567	$111,330	$19,366	$17,358

Beginning units	139,758	334,513	67,754	10,000	9,437
Units issued	48,726	10,829	—	—	—
Units redeemed	(45,046)	(90,261)	(1,035)	—	—
Ending units	143,438	255,081	66,719	10,000	9,437

The accompanying notes are integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$—	$—	$216	$597	$(27)
Capital gains distributions received	—	—	18	19,029	2,250
Net realized gain (loss) on shares redeemed	—	324	(200)	3	(70)
Net change in unrealized appreciation (depreciation) on investments	(772)	(4,617)	(97)	(30,020)	(6,245)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(772)	(4,293)	(63)	(10,391)	(4,092)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	4,052	18,590	9,435
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	(448)	(643)	—
Net transfers between other subaccounts
or fixed rate option	(1)	—	—	—	—
Miscellaneous transactions	—	—	(5)	(60)	(57)
Other charges	—	(2,459)	(4,452)	(17,428)	(9,343)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(1)	(2,459)	(853)	459	35

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(773)	(6,752)	(916)	(9,932)	(4,057)

NET ASSETS
Beginning of period	15,459	153,623	11,284	159,097	33,115
End of period	$14,686	$146,871	$10,368	$149,165	$29,058

Beginning units	8,111	92,356	683	6,117	834
Units issued	—	—	250	704	229
Units redeemed	—	(1,479)	(302)	(679)	(228)
Ending units	8,111	90,877	631	6,142	835

The accompanying notes are integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

SUBACCOUNT
AST Cohen & Steers Realty Portfolio
1/1/2018
to
12/31/2018

OPERATIONS
Net investment income (loss)	$(54)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	8
Net change in unrealized appreciation (depreciation) on investments	(587)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(633)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	1,050
Policy loans, net of repayments and interest	—
Surrenders, withdrawals and death benefits	—
Net transfers between other subaccounts
or fixed rate option	—
Miscellaneous transactions	1
Other charges	(1,047)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	4

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(629)

NET ASSETS
Beginning of period	12,192
End of period	$11,563

Beginning units	1,002
Units issued	88
Units redeemed	(88)
Ending units	1,002

The accompanying notes are integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$4,847	$(27,586)	$268,243	$(33,039)	$14,052
Capital gains distributions received	—	—	471,263	—	—
Net realized gain (loss) on shares redeemed	—	136,995	78,355	229,860	(9,957)
Net change in unrealized appreciation (depreciation) on investments	—	713,623	3,751,350	1,532,416	2,099

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,847	823,032	4,569,211	1,729,237	6,194

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	2,220,011	1,128,281	3,306,470	1,148,682	402,550
Policy loans, net of repayments and interest	(26,196)	(4,231)	15,796	(9,429)	1,178
Surrenders, withdrawals and death benefits	(227,697)	(422,399)	(1,450,221)	(555,884)	(122,923)
Net transfers between other subaccounts
or fixed rate option	390,043	178,870	1,214,643	229,408	88,198
Miscellaneous transactions	(11)	94	3,856	52	8
Other charges	(2,095,669)	(1,176,756)	(3,596,083)	(1,257,381)	(417,768)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	260,481	(296,141)	(505,539)	(444,552)	(48,757)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	265,328	526,891	4,063,672	1,284,685	(42,563)

NET ASSETS
Beginning of period	4,485,371	5,858,250	22,147,619	7,052,601	1,405,665
End of period	$4,750,699	$6,385,141	$26,211,291	$8,337,286	$1,363,102

Beginning units	339,772	237,511	889,359	490,981	95,380
Units issued	203,993	53,712	180,691	72,741	34,613
Units redeemed	(184,284)	(65,056)	(199,696)	(101,260)	(37,906)
Ending units	359,481	226,167	870,354	462,462	92,087

The accompanying notes are integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	DWS High Income VIP (Class A)	MFS® Research Series (Initial Class)	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	Templeton Foreign VIP Fund (Class 2)	Templeton Developing Markets VIP Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$230,764	$90,384	$(21,208)	$112,341	$22,717
Capital gains distributions received	—	666,498	56,598	—	—
Net realized gain (loss) on shares redeemed	(27,205)	42,977	362,830	22,586	35,011
Net change in unrealized appreciation (depreciation) on investments	79,670	1,250,666	631,132	653,165	1,326,073

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	283,229	2,050,525	1,029,352	788,092	1,383,801

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	824,738	1,024,092	—	1,041,955	901,597
Policy loans, net of repayments and interest	66,366	(15,354)	(50,497)	(990)	(7,294)
Surrenders, withdrawals and death benefits	(352,500)	(457,480)	(181,573)	(301,860)	(253,285)
Net transfers between other subaccounts
or fixed rate option	189,830	176,993	(40,144)	233,013	274,557
Miscellaneous transactions	11	171	28	335	67
Other charges	(842,588)	(1,209,501)	(382,334)	(1,131,024)	(957,650)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(114,143)	(481,079)	(654,520)	(158,571)	(42,008)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	169,086	1,569,446	374,832	629,521	1,341,793

NET ASSETS
Beginning of period	4,065,161	9,209,951	4,644,714	4,952,673	3,488,601
End of period	$4,234,247	$10,779,397	$5,019,546	$5,582,194	$4,830,394

Beginning units	172,969	382,124	178,111	278,747	122,942
Units issued	46,730	50,510	2	70,346	35,962
Units redeemed	(51,367)	(68,512)	(23,061)	(78,668)	(37,135)
Ending units	168,332	364,122	155,052	270,425	121,769

The accompanying notes are integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,609)	$82,086	$(3,947)	$(17,861)	$(1,050)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,011	1,096	17,646	119,994	899
Net change in unrealized appreciation (depreciation) on investments	41,290	17,652	213,836	1,090,181	130,715

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,692	100,834	227,535	1,192,314	130,564

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	170,767	315,101	353,296	769,775	78,174
Policy loans, net of repayments and interest	(1,357)	2,471	20,739	(5,028)	(1,649)
Surrenders, withdrawals and death benefits	(22,767)	(21,620)	(48,305)	(198,917)	—
Net transfers between other subaccounts
or fixed rate option	6,594	93,073	36,131	102,136	7,803
Miscellaneous transactions	1	17	70	199	16
Other charges	(153,537)	(336,931)	(305,588)	(831,002)	(51,288)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(299)	52,111	56,343	(162,837)	33,056

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,393	152,945	283,878	1,029,477	163,620

NET ASSETS
Beginning of period	656,235	1,380,756	1,336,735	3,376,471	506,628
End of period	$700,628	$1,533,701	$1,620,613	$4,405,948	$670,248

Beginning units	179,950	49,258	352,424	161,465	221,879
Units issued	23,213	14,308	58,362	40,776	29,115
Units redeemed	(9,582)	(12,586)	(22,162)	(47,429)	(9,184)
Ending units	193,581	50,980	388,624	154,812	241,810

The accompanying notes are integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	American Century VP Balanced Fund (Class I)	American Century VP International Fund (Class I)	American Century VP Value Fund (Class I)	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	T. Rowe Price New America Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$928	$453	$4,407	$(47,441)	$(4,626)
Capital gains distributions received	3,244	—	—	1,298,727	153,405
Net realized gain (loss) on shares redeemed	272	186	2,764	65,852	10,793
Net change in unrealized appreciation (depreciation) on investments	6,214	29,075	22,373	929,632	224,353

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,658	29,714	29,544	2,246,770	383,925

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	43,868	10,967	43,290	1,872,469	498,619
Policy loans, net of repayments and interest	—	—	—	682	2,672
Surrenders, withdrawals and death benefits	(3,507)	(611)	(2,608)	(720,736)	(38,666)
Net transfers between other subaccounts
or fixed rate option	—	—	—	423,155	75,322
Miscellaneous transactions	1	—	(6)	681	54
Other charges	(40,541)	(9,773)	(45,371)	(1,967,781)	(451,982)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(179)	583	(4,695)	(391,530)	86,019

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,479	30,297	24,849	1,855,240	469,944

NET ASSETS
Beginning of period	79,455	96,815	359,991	9,455,812	1,116,568
End of period	$89,934	$127,112	$384,840	$11,311,052	$1,586,512

Beginning units	3,628	6,201	9,538	184,619	48,333
Units issued	1,900	619	1,167	43,727	23,860
Units redeemed	(1,907)	(588)	(1,287)	(50,575)	(20,882)
Ending units	3,621	6,232	9,418	177,771	51,311

The accompanying notes are integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio	MFS® Total Return Bond Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(16,166)	$2,577	$141,471	$96	$1,265
Capital gains distributions received	—	—	1,085,559	493	—
Net realized gain (loss) on shares redeemed	40,233	17	18,590	183	4,464
Net change in unrealized appreciation (depreciation) on investments	399,332	686	319,838	1,439	73,004

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	423,399	3,280	1,565,458	2,211	78,733

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	704,028	76,953	1,828,293	1,281	45,428
Policy loans, net of repayments and interest	29,926	—	7,813	—	—
Surrenders, withdrawals and death benefits	(270,640)	—	(592,476)	—	—
Net transfers between other subaccounts
or fixed rate option	41,241	—	487,847	—	—
Miscellaneous transactions	(198)	—	3,139	—	16
Other charges	(666,075)	(78,797)	(2,076,648)	(1,656)	(53,590)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(161,718)	(1,844)	(342,032)	(375)	(8,146)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	261,681	1,436	1,223,426	1,836	70,587

NET ASSETS
Beginning of period	3,514,657	80,469	10,335,235	16,797	301,473
End of period	$3,776,338	$81,905	$11,558,661	$18,633	$372,060

Beginning units	64,672	3,564	374,778	9,732	19,745
Units issued	18,959	3,385	83,584	53	2,673
Units redeemed	(21,868)	(3,461)	(95,507)	(68)	(3,150)
Ending units	61,763	3,488	362,855	9,717	19,268

The accompanying notes are integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	AB VPS Real Estate Investment Portfolio (Class A)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(33)	$583	$(48)	$(11,994)	$1,999
Capital gains distributions received	419	—	4,067	375,252	8,119
Net realized gain (loss) on shares redeemed	6,238	4,799	779	22,522	(4,093)
Net change in unrealized appreciation (depreciation) on investments	4,475	9,677	700	1,027,985	3,582

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,099	15,059	5,498	1,413,765	9,607

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	26,975	41,376	23,973	891,259	—
Policy loans, net of repayments and interest	(79)	(981)	(167)	(2,760)	—
Surrenders, withdrawals and death benefits	(14,320)	(19,150)	(17,266)	(399,752)	(10,906)
Net transfers between other subaccounts
or fixed rate option	—	(7,883)	—	240,715	(10,072)
Miscellaneous transactions	7	39	2	119	1
Other charges	(30,128)	(40,279)	(25,235)	(1,038,194)	(16,480)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(17,545)	(26,878)	(18,693)	(308,613)	(37,457)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,446)	(11,819)	(13,195)	1,105,152	(27,850)

NET ASSETS
Beginning of period	50,642	66,589	57,506	5,450,352	176,121
End of period	$44,196	$54,770	$44,311	$6,555,504	$148,271

Beginning units	2,741	3,515	1,905	198,490	3,794
Units issued	1,672	1,881	776	38,872	—
Units redeemed	(2,534)	(3,181)	(1,387)	(49,177)	(783)
Ending units	1,879	2,215	1,294	188,185	3,011

The accompanying notes are integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	DWS Government & Agency Securities VIP (Class A)	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)	Dreyfus VIF International Equity Portfolio (Initial Shares)	DWS Small Mid Cap Value VIP (Class A)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$536	$(13,686)	$(2,323)	$10,118	$1,670
Capital gains distributions received	—	—	—	—	13,007
Net realized gain (loss) on shares redeemed	(230)	38,718	4,714	254	(1,308)
Net change in unrealized appreciation (depreciation) on investments	45	317,677	129,269	395,120	44,007

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	351	342,709	131,660	405,492	57,376

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	10,064	845,526	169,617	409,784	208,121
Policy loans, net of repayments and interest	—	(2,792)	14	(1,122)	—
Surrenders, withdrawals and death benefits	—	(90,268)	(27,731)	(141,566)	(23,053)
Net transfers between other subaccounts
or fixed rate option	—	(84,124)	46,432	148,204	52,343
Miscellaneous transactions	—	49	48	101	8
Other charges	(10,018)	(790,402)	(151,240)	(373,901)	(174,100)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	46	(122,011)	37,140	41,500	63,319

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	397	220,698	168,800	446,992	120,695

NET ASSETS
Beginning of period	22,664	2,947,756	445,105	1,493,996	545,521
End of period	$23,061	$3,168,454	$613,905	$1,940,988	$666,216

Beginning units	10,498	152,251	22,210	104,567	21,982
Units issued	601	47,735	10,025	37,865	10,530
Units redeemed	(598)	(53,353)	(8,620)	(35,267)	(8,115)
Ending units	10,501	146,633	23,615	107,165	24,397
The accompanying notes are integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	T. Rowe Price Personal Strategy Balanced Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio (Class I)	T. Rowe Price International Stock Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$33,838	$12,197	$(75)	$(167)	$217
Capital gains distributions received	—	59,763	—	—	1,308
Net realized gain (loss) on shares redeemed	1,897	4,443	144	(348)	10
Net change in unrealized appreciation (depreciation) on investments	542,952	94,728	360	296	5,661

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	578,687	171,131	429	(219)	7,196

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	541,149	461,120	2,173	911	4,052
Policy loans, net of repayments and interest	5,104	2,320	—	—	—
Surrenders, withdrawals and death benefits	(141,311)	(30,776)	—	—	(4)
Net transfers between other subaccounts
or fixed rate option	215,822	86,485	(14,838)	(4,888)	—
Miscellaneous transactions	106	(13)	—	—	—
Other charges	(513,010)	(465,369)	(2,111)	(884)	(3,352)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	107,860	53,767	(14,776)	(4,861)	696

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	686,547	224,898	(14,347)	(5,080)	7,892

NET ASSETS
Beginning of period	2,114,041	1,001,594	29,486	44,206	26,083
End of period	$2,800,588	$1,226,492	$15,139	$39,126	$33,975

Beginning units	167,464	54,960	2,235	3,328	1,198
Units issued	55,910	29,590	162	74	159
Units redeemed	(49,052)	(26,975)	(1,277)	(438)	(132)
Ending units	174,322	57,575	1,120	2,964	1,225

The accompanying notes are integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	Fidelity® VIP Equity-Income Portfolio (Service Class)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	DWS Capital Growth VIP (Class A)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$192	$269	$3,162	$2,603	$904
Capital gains distributions received	964	334	—	27,534	2,877
Net realized gain (loss) on shares redeemed	—	—	1,797	2,549	33
Net change in unrealized appreciation (depreciation) on investments	1,097	1,375	7,274	55,706	326

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,253	1,978	12,233	88,392	4,140

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	10,236	13,243	1
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	(23,903)	(66,030)	—
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	(2,016)	(4,551)	(601)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	—	—	(15,683)	(57,338)	(600)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,253	1,978	(3,450)	31,054	3,540

NET ASSETS
Beginning of period	17,101	15,455	130,920	371,754	48,378
End of period	$19,354	$17,433	$127,470	$402,808	$51,918

Beginning units	10,000	10,111	66,843	177,426	28,540
Units issued	—	—	10,619	5,625	—
Units redeemed	—	—	(17,729)	(30,833)	(337)
Ending units	10,000	10,111	59,733	152,218	28,203

The accompanying notes are integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	PIMCO Total Return Portfolio (Administrative Class)	AB VPS International Growth Portfolio (Class A)	Fidelity® VIP Freedom 2015 Portfolio (Service Class)	Invesco V.I. International Growth Fund (Series I)	Templeton Global Bond VIP Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$247	$618	$1,550	$728	$—
Capital gains distributions received	—	—	2,739	—	530
Net realized gain (loss) on shares redeemed	(6)	2,660	80	25	(132)
Net change in unrealized appreciation (depreciation) on investments	438	20,386	10,281	9,332	2,731

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	679	23,664	14,650	10,085	3,129

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	—	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(1,926)	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(377)	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(235)	(8,875)	(1,619)	(646)	(2,693)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(235)	(11,178)	(1,619)	(646)	(2,693)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	444	12,486	13,031	9,439	436

NET ASSETS
Beginning of period	15,363	73,149	98,793	44,088	161,415
End of period	$15,807	$85,635	$111,824	$53,527	$161,851

Beginning units	1,319	15,153	65,568	34,943	88,251
Units issued	—	—	—	—	—
Units redeemed	(20)	(762)	(993)	(453)	(1,434)
Ending units	1,299	14,391	64,575	34,490	86,817

The accompanying notes are integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	Fidelity® VIP Mid Cap Portfolio (Service Class)	Franklin Strategic Income VIP Fund (Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class)	Fidelity® VIP Government Money Market Portfolio (Service Class)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$—	$2,990	$1,405	$5,971	$767
Capital gains distributions received	5,675	18,443	—	107,703	—
Net realized gain (loss) on shares redeemed	953	(236)	(69)	(4,862)	—
Net change in unrealized appreciation (depreciation) on investments	58,440	65,539	788	(33,006)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	65,068	86,736	2,124	75,806	767

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	12,169	22,691	—	26,387	8,127
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(32,862)	75,692	—	(82,075)	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(2,591)	(6,921)	(576)	(4,912)	(1,318)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(23,284)	91,462	(576)	(60,600)	6,809

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	(143)	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,641	178,198	1,548	15,206	7,576

NET ASSETS
Beginning of period	272,397	368,406	46,771	431,913	127,244
End of period	$314,038	$546,604	$48,319	$447,119	$134,820

Beginning units	133,234	192,298	28,829	275,274	118,433
Units issued	5,825	51,744	—	15,353	7,271
Units redeemed	(17,542)	(7,666)	(344)	(51,581)	(936)
Ending units	121,517	236,376	28,485	239,046	124,768

The accompanying notes are integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Fidelity® VIP Freedom 2025 Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)	Fidelity® VIP Freedom 2020 Portfolio (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)	PIMCO Low Duration Portfolio (Administrative Class)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$909	$6,622	$876	$11,932	$1,008
Capital gains distributions received	1,724	36,030	1,645	2,088	—
Net realized gain (loss) on shares redeemed	49	(463)	43	229	(6)
Net change in unrealized appreciation (depreciation) on investments	7,753	91,993	6,523	119,454	6

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,435	134,182	9,087	133,703	1,008

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	45,193	—	27,109	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	49,435	—	(1,154)	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(868)	(10,660)	(804)	(9,994)	(1,129)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(868)	83,968	(804)	15,961	(1,129)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,567	218,150	8,283	149,664	(121)

NET ASSETS
Beginning of period	58,866	584,624	55,515	607,137	75,288
End of period	$68,433	$802,774	$63,798	$756,801	$75,167

Beginning units	38,166	317,904	37,407	330,634	54,475
Units issued	—	47,983	—	13,350	—
Units redeemed	(513)	(7,376)	(498)	(5,022)	(810)
Ending units	37,653	358,511	36,909	338,962	53,665

The accompanying notes are integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	PIMCO Short-Term Portfolio (Administrative Class)	DWS Small Cap Index VIP (Class A)	Royce Micro-Cap Portfolio (Investment Class)	Royce Small-Cap Portfolio (Investment Class)	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$211	$393	$208	$425	$—
Capital gains distributions received	—	1,520	3,254	—	—
Net realized gain (loss) on shares redeemed	—	11	23	(364)	(2,611)
Net change in unrealized appreciation (depreciation) on investments	83	3,698	(1,927)	2,463	36,769

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	294	5,622	1,558	2,524	34,158

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	6,014	7,077
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	(16,286)
Miscellaneous transactions	—	—	—	—	—
Other charges	—	(398)	(312)	(1,180)	(1,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	—	(398)	(312)	4,834	(10,686)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	294	5,224	1,246	7,358	23,472

NET ASSETS
Beginning of period	12,268	39,463	30,260	39,592	101,625
End of period	$12,562	$44,687	$31,506	$46,950	$125,097

Beginning units	10,000	21,059	23,238	22,634	50,026
Units issued	—	—	—	3,388	4,084
Units redeemed	—	(201)	(236)	(551)	(8,197)
Ending units	10,000	20,858	23,002	25,471	45,913

The accompanying notes are integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Invesco V.I. Small Cap Equity Fund (Series I)	Franklin Small Cap Value VIP Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)	Lazard Retirement International Equity Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$—	$3,420	$1,527	$534	$—
Capital gains distributions received	12,036	46,779	4,012	4,760	—
Net realized gain (loss) on shares redeemed	(582)	(209)	116	—	—
Net change in unrealized appreciation (depreciation) on investments	20,685	19,887	15,670	(1,187)	2,369

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,139	69,877	21,325	4,107	2,369

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	16,963	32,847	—	—	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	83,194	55,935	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(2,741)	(7,397)	(1,779)	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	97,416	81,385	(1,779)	—	—

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	129,555	151,262	19,546	4,107	2,369

NET ASSETS
Beginning of period	162,638	569,080	103,186	18,388	15,890
End of period	$292,193	$720,342	$122,732	$22,495	$18,259

Beginning units	88,725	292,419	68,821	10,000	9,437
Units issued	52,121	45,195	—	—	—
Units redeemed	(1,088)	(3,101)	(1,067)	—	—
Ending units	139,758	334,513	67,754	10,000	9,437

The accompanying notes are integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$—	$—	$259	$611	$(40)
Capital gains distributions received	—	—	—	1,419	216
Net realized gain (loss) on shares redeemed	—	221	(149)	283	272
Net change in unrealized appreciation (depreciation) on investments	1,850	14,028	276	26,405	3,825

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,850	14,249	386	28,718	4,273

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	3,163	16,649	8,824
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	(1,057)	(2,943)	(128)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	5	(3)
Other charges	—	(2,426)	(5,079)	(16,491)	(9,760)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	—	(2,426)	(2,973)	(2,780)	(1,067)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,850	11,823	(2,587)	25,938	3,206

NET ASSETS
Beginning of period	13,609	141,800	13,871	133,159	29,909
End of period	$15,459	$153,623	$11,284	$159,097	$33,115

Beginning units	8,111	93,883	866	6,236	864
Units issued	—	—	204	715	243
Units redeemed	—	(1,527)	(387)	(834)	(273)
Ending units	8,111	92,356	683	6,117	834

The accompanying notes are integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

SUBACCOUNT
AST Cohen & Steers Realty Portfolio
1/1/2017
to
12/31/2017

OPERATIONS
Net investment income (loss)	$—
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	8
Net change in unrealized appreciation (depreciation) on investments	710

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	718

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	984
Policy loans, net of repayments and interest	—
Surrenders, withdrawals and death benefits	—
Net transfers between other subaccounts
or fixed rate option	—
Miscellaneous transactions	—
Other charges	(978)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	6

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	(53)

TOTAL INCREASE (DECREASE) IN NET ASSETS	671

NET ASSETS
Beginning of period	11,521
End of period	$12,192

Beginning units	1,001
Units issued	84
Units redeemed	(83)
Ending units	1,002

The accompanying notes are integral part of these financial statements.
A48

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2018

Note 1:	General

The Prudential Variable Contract Account GI-2 (the “Account”) was established under the laws of the State of New Jersey on June 14, 1988 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts (individually a “Contract and collectively, the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for group insurance contracts which are generally issued to employers, associations, sponsoring organizations or trusts (individually a “Contractholder and collectively, the “Contractholders”) who make contributions on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a Contract is a “Participant.”

The Contracts offer the option to invest in various subaccounts listed below. The assets of each subaccount are invested in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
Prudential Flexible Managed Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio
Prudential Stock Index Portfolio	(Service Shares)
Prudential Equity Portfolio (Class I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)
Neuberger Berman AMT Short Duration Bond Portfolio (Class I)	AB VPS Real Estate Investment Portfolio (Class A)
DWS High Income VIP (Class A) (formerly Deutsche High	DWS Government & Agency Securities VIP (Class A)
Income VIP (Class A))	(formerly Deutsche Government & Agency Securities VIP
MFS® Research Series (Initial Class)	(Class A))
Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	Prudential Conservative Balanced Portfolio
Templeton Foreign VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)
Templeton Developing Markets VIP Fund (Class 2)	Dreyfus VIF International Equity Portfolio (Initial Shares)
Prudential Diversified Bond Portfolio	DWS Small Mid Cap Value VIP (Class A) (formerly Deutsche
Prudential High Yield Bond Portfolio	Small Mid Cap Value VIP (Class A))
Prudential Value Portfolio (Class I)	Lazard Retirement Emerging Markets Equity Portfolio (Service
Prudential Jennison Portfolio (Class I)	Shares)
Prudential Global Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio
American Century VP Balanced Fund (Class I)	Prudential Government Income Portfolio
American Century VP International Fund (Class I)	Prudential Natural Resources Portfolio (Class I)
American Century VP Value Fund (Class I)	T. Rowe Price International Stock Portfolio
T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	Invesco V.I. Core Equity Fund (Series I)
T. Rowe Price New America Growth Portfolio	Fidelity® VIP Equity-Income Portfolio (Service Class)
Prudential Small Capitalization Stock Portfolio	PIMCO Long-Term U.S. Government Portfolio (Administrative
MFS® Total Return Bond Series (Initial Class)	Class)
T. Rowe Price Equity Income Portfolio (Equity Income Class)	DWS Capital Growth VIP (Class A) (formerly Deutsche Capital
Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Growth VIP (Class A))
Janus Henderson VIT Global Research Portfolio (Institutional	Franklin Mutual Global Discovery VIP Fund (Class 2)
Shares)	PIMCO Total Return Portfolio (Administrative Class)
Janus Henderson VIT Research Portfolio (Institutional Shares)	AB VPS International Growth Portfolio (Class A)

A49

Note 1:	General (continued)

Fidelity® VIP Freedom 2015 Portfolio (Service Class)	Invesco V.I. Small Cap Equity Fund (Series I)
Invesco V.I. International Growth Fund (Series I)	Franklin Small Cap Value VIP Fund (Class 2)
Templeton Global Bond VIP Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)
Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	Lazard Retirement International Equity Portfolio (Service
Fidelity® VIP Mid Cap Portfolio (Service Class)	Shares)
Franklin Strategic Income VIP Fund (Class 2)	AST Balanced Asset Allocation Portfolio
Fidelity® VIP Value Strategies Portfolio (Service Class)	AST Wellington Management Hedged Equity Portfolio
Fidelity® VIP Government Money Market Portfolio (Service	AST Preservation Asset Allocation Portfolio
Class)	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)
Fidelity® VIP Freedom 2025 Portfolio (Service Class)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)
Fidelity® VIP Contrafund® Portfolio (Service Class)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
Fidelity® VIP Freedom 2020 Portfolio (Service Class)	AST Cohen & Steers Realty Portfolio
Fidelity® VIP Index 500 Portfolio (Service Class)	AST Neuberger Berman/LSV Mid-Cap Value Portfolio *
PIMCO Low Duration Portfolio (Administrative Class)	Invesco V.I. Government Securities Fund (Series I) *
PIMCO Short-Term Portfolio (Administrative Class)	Invesco V.I. Managed Volatility Fund (Series I) *
DWS Small Cap Index VIP (Class A) (formerly Deutsche	Neuberger Berman AMT International Equity (Class S) *
Small Cap Index VIP (Class A))	Neuberger Berman AMT Sustainable Equity Portfolio (Class I
Royce Micro-Cap Portfolio (Investment Class)	Shares) *
Royce Small-Cap Portfolio (Investment Class)	PIMCO VIT All Asset Portfolio (Administrative Class) *
AB VPS Small Cap Growth Portfolio (Class A)

* Subaccount was available for investment but had no assets as of December 31, 2018, and no activity during 2018.

There were no mergers during the period ended December 31, 2018.
The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust are managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on the Portfolios are available upon request to the appropriate companies.
New sales of PruBenefit Select which invests in the Account have been discontinued. However, premium payments made by Contractholders will continue to be received by the Account.

Note 2:     Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions—Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

A50

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2018, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2018, there were no transfers between fair value levels.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchase and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2018 were as shown below.

	Purchases	Sales
Prudential Government Money Market Portfolio	$6,664,629	$6,866,320
Prudential Flexible Managed Portfolio	758,754	888,227
Prudential Stock Index Portfolio	3,267,621	4,247,161
Prudential Equity Portfolio (Class I)	1,035,918	1,408,128
Neuberger Berman AMT Short Duration Bond Portfolio (Class I)	355,228	298,765
DWS High Income VIP (Class A)	533,006	874,091
MFS® Research Series (Initial Class)	768,632	1,718,781
Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	3	690,230
Templeton Foreign VIP Fund (Class 2)	786,113	1,162,249
Templeton Developing Markets VIP Fund (Class 2)	749,233	1,050,429
Prudential Diversified Bond Portfolio	192,196	229,344
Prudential High Yield Bond Portfolio	243,574	410,534
Prudential Value Portfolio (Class I)	301,034	255,497
Prudential Jennison Portfolio (Class I)	678,020	856,209
Prudential Global Portfolio	103,005	75,897
American Century VP Balanced Fund (Class I)	35,563	43,895
American Century VP International Fund (Class I)	14,767	10,750
American Century VP Value Fund (Class I)	39,642	43,431
T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	1,453,155	2,103,816

A51

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
T. Rowe Price New America Growth Portfolio	$450,247	$390,681
Prudential Small Capitalization Stock Portfolio	646,623	826,648
MFS® Total Return Bond Series (Initial Class)	39,632	41,124
T. Rowe Price Equity Income Portfolio (Equity Income Class)	1,340,560	2,951,684
Neuberger Berman AMT Large Cap Value Portfolio (Class I)	1,280	1,853
Janus Henderson VIT Global Research Portfolio (Institutional Shares)	27,354	65,242
Janus Henderson VIT Research Portfolio (Institutional Shares)	12,897	18,276
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	23,828	26,141
Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	17,646	20,261
Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	676,905	1,223,651
AB VPS Real Estate Investment Portfolio (Class A)	—	22,533
DWS Government & Agency Securities VIP (Class A)	4,873	7,097
Prudential Conservative Balanced Portfolio	570,714	739,910
Prudential Jennison 20/20 Focus Portfolio (Class I)	187,447	139,718
Dreyfus VIF International Equity Portfolio (Initial Shares)	392,278	613,580
DWS Small Mid Cap Value VIP (Class A)	215,278	147,424
Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	485,669	598,184
T. Rowe Price Personal Strategy Balanced Portfolio	389,290	376,726
Prudential Government Income Portfolio	183	173
Prudential Natural Resources Portfolio (Class I)	14	26,013
T. Rowe Price International Stock Portfolio	2,902	1,525
Invesco V.I. Core Equity Fund (Series I)	—	—
Fidelity® VIP Equity-Income Portfolio (Service Class)	—	—
PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	24,813	3,480
DWS Capital Growth VIP (Class A)	86,691	9,962
Franklin Mutual Global Discovery VIP Fund (Class 2)	—	596
PIMCO Total Return Portfolio (Administrative Class)	—	277
AB VPS International Growth Portfolio (Class A)	—	13,289
Fidelity® VIP Freedom 2015 Portfolio (Service Class)	—	1,661
Invesco V.I. International Growth Fund (Series I)	—	650
Templeton Global Bond VIP Fund (Class 2)	—	2,615
Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	170,629	33,504
Fidelity® VIP Mid Cap Portfolio (Service Class)	17,166	13,792
Franklin Strategic Income VIP Fund (Class 2)	—	559
Fidelity® VIP Value Strategies Portfolio (Service Class)	18,721	139,052
Fidelity® VIP Government Money Market Portfolio (Service Class)	27,373	4,005
Fidelity® VIP Freedom 2025 Portfolio (Service Class)	—	900
Fidelity® VIP Contrafund® Portfolio (Service Class)	14,019	32,394
Fidelity® VIP Freedom 2020 Portfolio (Service Class)	—	830
Fidelity® VIP Index 500 Portfolio (Service Class)	94,466	23,711
PIMCO Low Duration Portfolio (Administrative Class)	—	1,098
PIMCO Short-Term Portfolio (Administrative Class)	—	—
DWS Small Cap Index VIP (Class A)	—	432
Royce Micro-Cap Portfolio (Investment Class)	—	328
Royce Small-Cap Portfolio (Investment Class)	5,072	1,946
AB VPS Small Cap Growth Portfolio (Class A)	—	25,146
Invesco V.I. Small Cap Equity Fund (Series I)	88,939	100,391
Franklin Small Cap Value VIP Fund (Class 2)	22,706	187,644
Fidelity® VIP Freedom 2030 Portfolio (Service Class)	—	1,870
Lazard Retirement International Equity Portfolio (Service Shares)	—	—
AST Balanced Asset Allocation Portfolio	—	—
AST Wellington Management Hedged Equity Portfolio	—	—
AST Preservation Asset Allocation Portfolio	—	2,459
JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	3,675	4,577
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	16,921	17,204
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)	8,567	8,691
AST Cohen & Steers Realty Portfolio	47	97

A52

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent for each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and is implementing a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of the securities lending matter that would potentially involve charges under the Investment Advisers Act and financial remedies.

A53

Note 7:	Financial Highlights

Prudential sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the Contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded by the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges offered by Prudential as Contractholders may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio**	Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2018	346	$13.36	to	$13.36	$4,620	1.52%		0.45%	1.07%	to	1.07%
December 31, 2017	359	$13.22	to	$13.22	$4,751	0.56%		0.45%	0.11%	to	0.11%
December 31, 2016	340	$13.20	to	$13.20	$4,485	0.10%		0.45%	-0.35%	to	-0.35%
December 31, 2015	311	$13.25	to	$13.25	$4,116	0.00%	(2)	0.45%	-0.45%	to	-0.45%
December 31, 2014	273	$13.31	to	$13.31	$3,635	0.00%	(2)	0.45%	-0.45%	to	-0.45%

	Prudential Flexible Managed Portfolio
December 31, 2018	222	$26.93	to	$26.93	$5,988	0.00%		0.45%	-4.62%	to	-4.62%
December 31, 2017	226	$28.23	to	$28.23	$6,385	0.00%		0.45%	14.46%	to	14.46%
December 31, 2016	238	$24.67	to	$24.67	$5,858	0.00%		0.45%	8.04%	to	8.04%
December 31, 2015	245	$22.83	to	$22.83	$5,584	0.00%		0.45%	0.55%	to	0.55%
December 31, 2014	244	$22.70	to	$22.70	$5,529	0.00%		0.45%	10.56%	to	10.56%

	Prudential Stock Index Portfolio
December 31, 2018	844	$28.59	to	$28.59	$24,134	0.00%		0.45%	-5.05%	to	-5.05%
December 31, 2017	870	$30.12	to	$30.12	$26,211	1.56%		0.45%	20.93%	to	20.93%
December 31, 2016	889	$24.90	to	$24.90	$22,148	1.84%		0.45%	11.34%	to	11.34%
December 31, 2015	922	$22.37	to	$22.37	$20,618	1.47%		0.45%	0.75%	to	0.75%
December 31, 2014	957	$22.20	to	$22.20	$21,245	3.03%		0.45%	12.81%	to	12.81%

	Prudential Equity Portfolio (Class I) (4)
December 31, 2018	440	$2.11	to	$27.98	$7,594	0.00%		0.45%	-5.29%	to	-4.85%
December 31, 2017	462	$2.21	to	$29.55	$8,337	0.00%		0.45%	25.23%	to	25.78%
December 31, 2016	491	$1.76	to	$23.59	$7,053	0.00%		0.45%	3.32%	to	3.78%
December 31, 2015	521	$1.70	to	$22.84	$6,996	0.00%		0.45%	1.89%	to	2.36%
December 31, 2014	506	$1.66	to	$22.41	$6,921	0.00%		0.45%	7.23%	to	7.71%

	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
December 31, 2018	96	$14.89	to	$14.89	$1,435	1.64%		0.45%	0.56%	to	0.56%
December 31, 2017	92	$14.80	to	$14.80	$1,363	1.47%		0.45%	0.44%	to	0.44%
December 31, 2016	95	$14.74	to	$14.74	$1,406	1.21%		0.45%	0.77%	to	0.77%
December 31, 2015	98	$14.63	to	$14.63	$1,432	1.50%		0.45%	-0.26%	to	-0.26%
December 31, 2014	101	$14.66	to	$14.66	$1,477	1.73%		0.45%	0.16%	to	0.16%

	DWS High Income VIP (Class A)
December 31, 2018	155	$24.41	to	$24.41	$3,793	8.08%		0.45%	-2.96%	to	-2.96%
December 31, 2017	168	$25.15	to	$25.15	$4,234	5.95%		0.45%	7.03%	to	7.03%
December 31, 2016	173	$23.50	to	$23.50	$4,065	6.25%		0.45%	12.37%	to	12.37%
December 31, 2015	176	$20.92	to	$20.92	$3,683	6.34%		0.45%	-4.87%	to	-4.87%
December 31, 2014	191	$21.99	to	$21.99	$4,201	6.70%		0.45%	1.02%	to	1.02%

	MFS® Research Series (Initial Class)
December 31, 2018	334	$28.18	to	$28.18	$9,422	0.70%		0.45%	-4.81%	to	-4.81%
December 31, 2017	364	$29.60	to	$29.60	$10,779	1.35%		0.45%	22.83%	to	22.83%
December 31, 2016	382	$24.10	to	$24.10	$9,210	0.78%		0.45%	8.26%	to	8.26%
December 31, 2015	390	$22.26	to	$22.26	$8,678	0.72%		0.45%	0.34%	to	0.34%
December 31, 2014	396	$22.19	to	$22.19	$8,783	0.83%		0.45%	9.72%	to	9.72%

A54

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)
December 31, 2018	135	$26.07	to	$26.07	$3,515	0.00%	0.45%	-19.46%	to	-19.46%
December 31, 2017	155	$32.37	to	$32.37	$5,020	0.00%	0.45%	24.14%	to	24.14%
December 31, 2016	178	$26.08	to	$26.08	$4,645	0.00%	0.45%	16.57%	to	16.57%
December 31, 2015	210	$22.37	to	$22.37	$4,700	0.00%	0.45%	-2.73%	to	-2.73%
December 31, 2014	252	$23.00	to	$23.00	$5,795	0.00%	0.45%	1.15%	to	1.15%

	Templeton Foreign VIP Fund (Class 2)
December 31, 2018	252	$17.37	to	$17.37	$4,384	2.68%	0.45%	-15.83%	to	-15.83%
December 31, 2017	270	$20.64	to	$20.64	$5,582	2.56%	0.45%	16.18%	to	16.18%
December 31, 2016	279	$17.77	to	$17.77	$4,953	1.95%	0.45%	6.70%	to	6.70%
December 31, 2015	285	$16.65	to	$16.65	$4,747	3.17%	0.45%	-6.93%	to	-6.93%
December 31, 2014	292	$17.89	to	$17.89	$5,227	1.84%	0.45%	-11.53%	to	-11.53%

	Templeton Developing Markets VIP Fund (Class 2)
December 31, 2018	114	$33.25	to	$33.25	$3,781	0.87%	0.45%	-16.18%	to	-16.18%
December 31, 2017	122	$39.67	to	$39.67	$4,830	0.98%	0.45%	39.80%	to	39.80%
December 31, 2016	123	$28.38	to	$28.38	$3,489	0.83%	0.45%	16.93%	to	16.93%
December 31, 2015	122	$24.27	to	$24.27	$2,970	2.02%	0.45%	-19.99%	to	-19.99%
December 31, 2014	120	$30.33	to	$30.33	$3,653	1.44%	0.45%	-8.81%	to	-8.81%

	Prudential Diversified Bond Portfolio (4)
December 31, 2018	202	$1.90	to	$27.15	$663	0.00%	0.45%	-0.68%	to	-0.15%
December 31, 2017	194	$1.90	to	$27.34	$701	0.00%	0.45%	6.53%	to	7.00%
December 31, 2016	180	$1.78	to	$25.66	$656	0.00%	0.45%	5.12%	to	5.59%
December 31, 2015	151	$1.69	to	$24.41	$600	0.00%	0.45%	-0.71%	to	-0.26%
December 31, 2014	169	$1.69	to	$24.58	$786	1.16%	0.45%	6.61%	to	7.09%

	Prudential High Yield Bond Portfolio
December 31, 2018	46	$29.57	to	$29.57	$1,351	2.93%	0.45%	-1.71%	to	-1.71%
December 31, 2017	51	$30.08	to	$30.08	$1,534	6.11%	0.45%	7.33%	to	7.33%
December 31, 2016	49	$28.03	to	$28.03	$1,381	6.48%	0.45%	15.73%	to	15.73%
December 31, 2015	49	$24.22	to	$24.22	$1,189	6.21%	0.45%	-2.89%	to	-2.89%
December 31, 2014	46	$24.94	to	$24.94	$1,158	6.05%	0.45%	2.25%	to	2.25%

	Prudential Value Portfolio (Class I) (4)
December 31, 2018	402	$1.66	to	$30.96	$1,495	0.00%	0.45%	-10.30%	to	-9.88%
December 31, 2017	389	$1.84	to	$34.51	$1,621	0.00%	0.45%	16.47%	to	16.99%
December 31, 2016	352	$1.57	to	$29.63	$1,337	0.00%	0.45%	10.91%	to	11.39%
December 31, 2015	302	$1.41	to	$26.72	$1,050	0.00%	0.45%	-8.62%	to	-8.20%
December 31, 2014	280	$1.54	to	$29.24	$1,040	0.00%	0.45%	9.62%	to	10.10%

	Prudential Jennison Portfolio (Class I)
December 31, 2018	150	$28.11	to	$28.11	$4,202	0.00%	0.45%	-1.23%	to	-1.23%
December 31, 2017	155	$28.46	to	$28.46	$4,406	0.00%	0.45%	36.10%	to	36.10%
December 31, 2016	161	$20.91	to	$20.91	$3,376	0.00%	0.45%	-1.34%	to	-1.34%
December 31, 2015	168	$21.20	to	$21.20	$3,569	0.00%	0.45%	10.98%	to	10.98%
December 31, 2014	186	$19.10	to	$19.10	$3,559	0.00%	0.45%	9.51%	to	9.51%

	Prudential Global Portfolio (4)
December 31, 2018	265	$1.65	to	$22.59	$646	0.00%	0.45%	-7.78%	to	-7.31%
December 31, 2017	242	$1.79	to	$24.50	$670	0.00%	0.45%	24.29%	to	24.84%
December 31, 2016	222	$1.43	to	$19.71	$507	0.00%	0.45%	3.99%	to	4.44%
December 31, 2015	208	$1.37	to	$18.95	$479	0.00%	0.45%	1.91%	to	2.37%
December 31, 2014	193	$1.34	to	$18.60	$453	0.00%	0.45%	2.79%	to	3.25%

	American Century VP Balanced Fund (Class I)
December 31, 2018	3	$23.77	to	$23.77	$79	1.40%	0.45%	-4.29%	to	-4.29%
December 31, 2017	4	$24.84	to	$24.84	$90	1.54%	0.45%	13.41%	to	13.41%
December 31, 2016	4	$21.90	to	$21.90	$79	1.58%	0.45%	6.52%	to	6.52%
December 31, 2015	4	$20.56	to	$20.56	$79	1.66%	0.45%	-3.02%	to	-3.02%
December 31, 2014	5	$21.20	to	$21.20	$108	1.52%	0.45%	9.37%	to	9.37%

A55

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	American Century VP International Fund (Class I)
December 31, 2018	6	$17.21	to	$17.21	$111	1.24%	0.45%	-15.63%	to	-15.63%
December 31, 2017	6	$20.40	to	$20.40	$127	0.85%	0.45%	30.63%	to	30.63%
December 31, 2016	6	$15.61	to	$15.61	$97	1.07%	0.45%	-5.92%	to	-5.92%
December 31, 2015	6	$16.60	to	$16.60	$107	0.36%	0.45%	0.29%	to	0.29%
December 31, 2014	6	$16.55	to	$16.55	$103	1.65%	0.45%	-5.93%	to	-5.93%

	American Century VP Value Fund (Class I)
December 31, 2018	9	$36.95	to	$36.95	$346	1.66%	0.45%	-9.58%	to	-9.58%
December 31, 2017	9	$40.86	to	$40.86	$385	1.66%	0.45%	8.27%	to	8.27%
December 31, 2016	10	$37.74	to	$37.74	$360	1.74%	0.45%	19.96%	to	19.96%
December 31, 2015	10	$31.46	to	$31.46	$330	2.14%	0.45%	-4.33%	to	-4.33%
December 31, 2014	11	$32.89	to	$32.89	$357	1.54%	0.45%	12.58%	to	12.58%

	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)
December 31, 2018	169	$62.05	to	$62.05	$10,467	0.00%	0.45%	-2.48%	to	-2.48%
December 31, 2017	178	$63.63	to	$63.63	$11,311	0.00%	0.45%	24.23%	to	24.23%
December 31, 2016	185	$51.22	to	$51.22	$9,456	0.00%	0.45%	5.79%	to	5.79%
December 31, 2015	189	$48.41	to	$48.41	$9,170	0.00%	0.45%	6.08%	to	6.08%
December 31, 2014	193	$45.64	to	$45.64	$8,822	0.00%	0.45%	12.62%	to	12.62%

	T. Rowe Price New America Growth Portfolio
December 31, 2018	53	$31.13	to	$31.13	$1,652	0.16%	0.45%	0.69%	to	0.69%
December 31, 2017	51	$30.92	to	$30.92	$1,587	0.11%	0.45%	33.84%	to	33.84%
December 31, 2016	48	$23.10	to	$23.10	$1,117	0.04%	0.45%	0.86%	to	0.86%
December 31, 2015	47	$22.91	to	$22.91	$1,072	0.00%	0.45%	8.10%	to	8.10%
December 31, 2014	43	$21.19	to	$21.19	$906	0.00%	0.45%	8.85%	to	8.85%

	Prudential Small Capitalization Stock Portfolio
December 31, 2018	59	$55.55	to	$55.55	$3,280	0.00%	0.45%	-9.14%	to	-9.14%
December 31, 2017	62	$61.14	to	$61.14	$3,776	0.00%	0.45%	12.51%	to	12.51%
December 31, 2016	65	$54.35	to	$54.35	$3,515	0.00%	0.45%	25.96%	to	25.96%
December 31, 2015	65	$43.14	to	$43.14	$2,787	0.00%	0.45%	-2.74%	to	-2.74%
December 31, 2014	65	$44.36	to	$44.36	$2,885	0.00%	0.45%	4.93%	to	4.93%

	MFS® Total Return Bond Series (Initial Class)
December 31, 2018	3	$23.12	to	$23.12	$79	3.35%	0.45%	-1.54%	to	-1.54%
December 31, 2017	3	$23.48	to	$23.48	$82	3.54%	0.45%	3.99%	to	3.99%
December 31, 2016	4	$22.58	to	$22.58	$80	3.46%	0.45%	3.77%	to	3.77%
December 31, 2015	4	$21.76	to	$21.76	$80	3.03%	0.45%	-0.76%	to	-0.76%
December 31, 2014	6	$21.93	to	$21.93	$126	2.89%	0.45%	5.37%	to	5.37%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2018	313	$28.69	to	$28.69	$8,981	1.96%	0.45%	-9.92%	to	-9.92%
December 31, 2017	363	$31.85	to	$31.85	$11,559	1.76%	0.45%	15.51%	to	15.51%
December 31, 2016	375	$27.58	to	$27.58	$10,335	2.34%	0.45%	18.65%	to	18.65%
December 31, 2015	406	$23.24	to	$23.24	$9,440	1.83%	0.45%	-7.28%	to	-7.28%
December 31, 2014	415	$25.07	to	$25.07	$10,411	1.76%	0.45%	6.90%	to	6.90%

	Neuberger Berman AMT Large Cap Value Portfolio (Class I) (4)
December 31, 2018	10	$1.70	to	$25.97	$18	1.21%	0.45%	-1.80%	to	-1.04%
December 31, 2017	10	$1.72	to	$26.44	$19	0.60%	0.45%	12.84%	to	13.36%
December 31, 2016	10	$1.52	to	$23.43	$17	0.81%	0.45%	26.81%	to	27.36%
December 31, 2015	10	$1.19	to	$18.48	$14	0.77%	0.45%	-11.86%	to	-11.81%
December 31, 2014	10	$1.35	to	$20.97	$16	0.70%	0.45%	9.37%	to	9.85%

	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
December 31, 2018	17	$17.90	to	$17.90	$313	1.12%	0.45%	-7.30%	to	-7.30%
December 31, 2017	19	$19.31	to	$19.31	$372	0.82%	0.45%	26.47%	to	26.47%
December 31, 2016	20	$15.27	to	$15.27	$301	1.09%	0.45%	1.61%	to	1.61%
December 31, 2015	22	$15.03	to	$15.03	$332	0.65%	0.45%	-2.74%	to	-2.74%
December 31, 2014	23	$15.45	to	$15.45	$361	1.07%	0.45%	6.97%	to	6.97%

A56

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2018	2	$22.80	to	$22.80	$38	0.54%	0.45%	-3.06%	to	-3.06%
December 31, 2017	2	$23.52	to	$23.52	$44	0.38%	0.45%	27.32%	to	27.32%
December 31, 2016	3	$18.47	to	$18.47	$51	0.54%	0.45%	0.04%	to	0.04%
December 31, 2015	3	$18.47	to	$18.47	$52	0.64%	0.45%	4.87%	to	4.87%
December 31, 2014	3	$17.61	to	$17.61	$60	0.37%	0.45%	12.50%	to	12.50%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2018	2	$20.94	to	$20.94	$45	1.75%	0.45%	-15.34%	to	-15.34%
December 31, 2017	2	$24.73	to	$24.73	$55	1.52%	0.45%	30.55%	to	30.55%
December 31, 2016	4	$18.94	to	$18.94	$67	4.33%	0.45%	-6.87%	to	-6.87%
December 31, 2015	4	$20.34	to	$20.34	$79	0.58%	0.45%	-9.02%	to	-9.02%
December 31, 2014	4	$22.36	to	$22.36	$98	3.04%	0.45%	-12.27%	to	-12.27%

	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)
December 31, 2018	1	$29.57	to	$29.57	$36	0.02%	0.45%	-13.67%	to	-13.67%
December 31, 2017	1	$34.25	to	$34.25	$44	0.34%	0.45%	13.45%	to	13.45%
December 31, 2016	2	$30.19	to	$30.19	$58	0.00%	0.45%	15.28%	to	15.28%
December 31, 2015	2	$26.19	to	$26.19	$59	0.00%	0.45%	-2.83%	to	-2.83%
December 31, 2014	3	$26.95	to	$26.95	$74	0.00%	0.45%	10.54%	to	10.54%

	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)
December 31, 2018	174	$34.53	to	$34.53	$6,015	0.24%	0.45%	-0.87%	to	-0.87%
December 31, 2017	188	$34.84	to	$34.84	$6,556	0.25%	0.45%	26.86%	to	26.86%
December 31, 2016	198	$27.46	to	$27.46	$5,450	0.15%	0.45%	11.87%	to	11.87%
December 31, 2015	207	$24.55	to	$24.55	$5,084	0.64%	0.45%	3.55%	to	3.55%
December 31, 2014	209	$23.70	to	$23.70	$4,945	0.16%	0.45%	12.03%	to	12.03%

	AB VPS Real Estate Investment Portfolio (Class A)
December 31, 2018	3	$46.99	to	$46.99	$119	1.90%	0.45%	-4.56%	to	-4.56%
December 31, 2017	3	$49.24	to	$49.24	$148	1.71%	0.45%	6.06%	to	6.06%
December 31, 2016	4	$46.42	to	$46.42	$176	1.59%	0.45%	7.30%	to	7.30%
December 31, 2015	4	$43.27	to	$43.27	$194	1.51%	0.45%	0.36%	to	0.36%
December 31, 2014	6	$43.11	to	$43.11	$237	2.54%	0.45%	24.79%	to	24.79%

	DWS Government & Agency Securities VIP (Class A) (4)
December 31, 2018	10	$1.47	to	$16.81	$21	2.74%	0.45%	0.06%	to	0.55%
December 31, 2017	11	$1.46	to	$16.80	$23	2.48%	0.45%	1.22%	to	1.67%
December 31, 2016	10	$1.44	to	$16.59	$23	3.04%	0.45%	0.71%	to	1.15%
December 31, 2015	10	$1.42	to	$16.48	$22	2.77%	0.45%	-0.48%	to	-0.02%
December 31, 2014	10	$1.42	to	$16.56	$22	2.33%	0.45%	4.82%	to	5.29%

	Prudential Conservative Balanced Portfolio (4)
December 31, 2018	140	$2.35	to	$22.34	$2,922	0.00%	0.45%	-2.91%	to	-2.47%
December 31, 2017	147	$2.41	to	$23.01	$3,168	0.00%	0.45%	11.87%	to	12.37%
December 31, 2016	152	$2.15	to	$20.57	$2,948	0.00%	0.45%	6.80%	to	7.28%
December 31, 2015	145	$2.00	to	$19.26	$2,612	0.00%	0.45%	-0.04%	to	0.40%
December 31, 2014	142	$1.99	to	$19.27	$2,569	0.00%	0.45%	8.29%	to	8.77%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2018	25	$24.49	to	$24.49	$620	0.00%	0.45%	-5.79%	to	-5.79%
December 31, 2017	24	$26.00	to	$26.00	$614	0.00%	0.45%	29.72%	to	29.72%
December 31, 2016	22	$20.04	to	$20.04	$445	0.00%	0.45%	1.16%	to	1.16%
December 31, 2015	20	$19.81	to	$19.81	$390	0.00%	0.45%	5.79%	to	5.79%
December 31, 2014	17	$18.73	to	$18.73	$320	0.00%	0.45%	6.68%	to	6.68%

	Dreyfus VIF International Equity Portfolio (Initial Shares)
December 31, 2018	95	$15.19	to	$15.19	$1,446	1.29%	0.45%	-16.11%	to	-16.11%
December 31, 2017	107	$18.11	to	$18.11	$1,941	1.04%	0.45%	26.77%	to	26.77%
December 31, 2016	105	$14.29	to	$14.29	$1,494	0.97%	0.45%	-5.96%	to	-5.96%
December 31, 2015	105	$15.19	to	$15.19	$1,588	3.26%	0.45%	0.91%	to	0.91%
December 31, 2014	91	$15.06	to	$15.06	$1,375	2.15%	0.45%	-3.09%	to	-3.09%

A57

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	DWS Small Mid Cap Value VIP (Class A)
December 31, 2018	27	$22.83	to	$22.83	$616	1.37%	0.45%		-16.41%	to	-16.41%
December 31, 2017	24	$27.31	to	$27.31	$666	0.73%	0.45%		10.04%	to	10.04%
December 31, 2016	22	$24.82	to	$24.82	$546	0.59%	0.45%		16.38%	to	16.38%
December 31, 2015	19	$21.32	to	$21.32	$401	0.31%	0.45%		-2.37%	to	-2.37%
December 31, 2014	16	$21.84	to	$21.84	$344	0.76%	0.45%		5.06%	to	5.06%

	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)
December 31, 2018	168	$13.03	to	$13.03	$2,184	1.85%	0.45%		-18.92%	to	-18.92%
December 31, 2017	174	$16.07	to	$16.07	$2,801	1.81%	0.45%		27.26%	to	27.26%
December 31, 2016	167	$12.62	to	$12.62	$2,114	1.07%	0.45%		20.26%	to	20.26%
December 31, 2015	163	$10.50	to	$10.50	$1,716	1.12%	0.45%		-20.44%	to	-20.44%
December 31, 2014	166	$13.19	to	$13.19	$2,194	1.75%	0.45%		-5.07%	to	-5.07%

	T. Rowe Price Personal Strategy Balanced Portfolio
December 31, 2018	58	$20.13	to	$20.13	$1,175	1.81%	0.45%		-5.51%	to	-5.51%
December 31, 2017	58	$21.30	to	$21.30	$1,226	1.54%	0.45%		16.89%	to	16.89%
December 31, 2016	55	$18.22	to	$18.22	$1,002	1.70%	0.45%		5.99%	to	5.99%
December 31, 2015	51	$17.20	to	$17.20	$881	1.77%	0.45%		-0.50%	to	-0.50%
December 31, 2014	42	$17.28	to	$17.28	$727	1.68%	0.45%		4.73%	to	4.73%

	Prudential Government Income Portfolio
December 31, 2018	1	$13.55	to	$13.55	$15	0.00%	0.45%		0.18%	to	0.18%
December 31, 2017	1	$13.52	to	$13.52	$15	0.00%	0.45%		2.47%	to	2.47%
December 31, 2016	2	$13.19	to	$13.19	$29	0.00%	0.45%		1.71%	to	1.71%
December 31, 2015	1	$12.97	to	$12.97	$14	0.00%	0.45%		0.22%	to	0.22%
December 31, 2014	1	$12.94	to	$12.94	$14	0.35%	0.45%		5.39%	to	5.39%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2018	1	$10.76	to	$10.76	$11	0.00%	0.45%		-18.46%	to	-18.46%
December 31, 2017	3	$13.20	to	$13.20	$39	0.00%	0.45%		-0.63%	to	-0.63%
December 31, 2016	3	$13.28	to	$13.28	$44	0.00%	0.45%		24.92%	to	24.92%
December 31, 2015	1	$10.63	to	$10.63	$11	0.00%	0.00%	(3)	-28.56%	to	-28.56%
December 31, 2014	1	$14.88	to	$14.88	$15	0.00%	0.00%	(3)	-20.26%	to	-20.26%

	T. Rowe Price International Stock Portfolio
December 31, 2018	1	$23.67	to	$23.67	$30	1.39%	0.45%		-14.60%	to	-14.60%
December 31, 2017	1	$27.72	to	$27.72	$34	1.15%	0.45%		27.32%	to	27.32%
December 31, 2016	1	$21.77	to	$21.77	$26	1.09%	0.45%		1.66%	to	1.66%
December 31, 2015	1	$21.42	to	$21.42	$25	0.93%	0.45%		-1.36%	to	-1.36%
December 31, 2014	1	$21.71	to	$21.71	$26	1.06%	0.45%		-1.68%	to	-1.68%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2018	10	$1.75	to	$1.75	$18	0.91%	0.00%	(3)	-9.39%	to	-9.39%
December 31, 2017	10	$1.94	to	$1.94	$19	1.05%	0.00%	(3)	13.17%	to	13.17%
December 31, 2016	10	$1.71	to	$1.71	$17	0.77%	0.00%	(3)	10.26%	to	10.26%
December 31, 2015	10	$1.55	to	$1.55	$16	1.20%	0.00%	(3)	-5.69%	to	-5.69%
December 31, 2014	10	$1.64	to	$1.64	$16	0.78%	0.00%	(3)	8.15%	to	8.15%

	Fidelity® VIP Equity-Income Portfolio (Service Class)
December 31, 2018	10	$1.58	to	$1.58	$16	2.21%	0.00%	(3)	-8.40%	to	-8.40%
December 31, 2017	10	$1.72	to	$1.72	$17	1.65%	0.00%	(3)	12.80%	to	12.80%
December 31, 2016	10	$1.53	to	$1.53	$15	2.31%	0.00%	(3)	17.90%	to	17.90%
December 31, 2015	10	$1.30	to	$1.30	$13	0.54%	0.00%	(3)	-4.09%	to	-4.09%
December 31, 2014	103	$1.35	to	$1.35	$139	3.03%	0.00%		8.65%	to	8.65%

	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)
December 31, 2018	70	$2.08	to	$2.08	$146	2.40%	0.00%		-2.38%	to	-2.38%
December 31, 2017	60	$2.13	to	$2.13	$127	2.17%	0.00%		8.95%	to	8.95%
December 31, 2016	67	$1.96	to	$1.96	$131	1.96%	0.00%		0.67%	to	0.67%
December 31, 2015	84	$1.95	to	$1.95	$163	2.00%	0.00%		-1.39%	to	-1.39%
December 31, 2014	147	$1.97	to	$1.97	$290	2.32%	0.00%		24.01%	to	24.01%

A58

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return*** Lowest — Highest
	DWS Capital Growth VIP (Class A)
December 31, 2018	177	$2.60	to	$2.60	$462	0.69%		0.00%		-1.60%	to	-1.60%
December 31, 2017	152	$2.65	to	$2.65	$403	0.68%		0.00%		26.30%	to	26.30%
December 31, 2016	177	$2.10	to	$2.10	$372	0.83%		0.00%		4.25%	to	4.25%
December 31, 2015	143	$2.01	to	$2.01	$287	0.61%		0.00%		8.62%	to	8.62%
December 31, 2014	194	$1.85	to	$1.85	$360	0.61%		0.00%		12.97%	to	12.97%

	Franklin Mutual Global Discovery VIP Fund (Class 2)
December 31, 2018	28	$1.63	to	$1.63	$46	2.38%		0.00%		-11.22%	to	-11.22%
December 31, 2017	28	$1.84	to	$1.84	$52	1.79%		0.00%		8.60%	to	8.60%
December 31, 2016	29	$1.70	to	$1.70	$48	1.68%		0.00%		12.18%	to	12.18%
December 31, 2015	29	$1.51	to	$1.51	$44	1.25%		0.00%		-3.65%	to	-3.65%
December 31, 2014	105	$1.57	to	$1.57	$164	2.05%		0.00%		5.71%	to	5.71%

	PIMCO Total Return Portfolio (Administrative Class)
December 31, 2018	1	$12.05	to	$12.05	$15	2.55%		0.45%		-0.98%	to	-0.98%
December 31, 2017	1	$12.17	to	$12.17	$16	2.02%		0.45%		4.45%	to	4.45%
December 31, 2016	1	$11.65	to	$11.65	$15	2.07%		0.45%		2.22%	to	2.22%
December 31, 2015	2	$—	to	$11.40	$27	3.50%		0.45%	(4)	-0.01%	to	0.29%
December 31, 2014	13	$1.61	to	$11.40	$49	2.21%		0.45%	(4)	3.81%	to	4.28%

	AB VPS International Growth Portfolio (Class A) (4)
December 31, 2018	14	$1.00	to	$13.76	$59	0.67%		0.45%		-17.79%	to	-17.41%
December 31, 2017	14	$1.21	to	$16.74	$86	1.15%		0.45%		34.44%	to	35.02%
December 31, 2016	15	$0.90	to	$12.45	$73	0.00%		0.45%		-7.29%	to	-6.87%
December 31, 2015	17	$0.96	to	$13.43	$107	0.33%		0.45%		-2.32%	to	-1.87%
December 31, 2014	21	$0.98	to	$13.75	$155	0.00%		0.45%		-1.64%	to	-1.20%

	Fidelity® VIP Freedom 2015 Portfolio (Service Class)
December 31, 2018	64	$1.64	to	$1.64	$105	1.54%		0.00%		-5.11%	to	-5.11%
December 31, 2017	65	$1.73	to	$1.73	$112	1.46%		0.00%		14.93%	to	14.93%
December 31, 2016	66	$1.51	to	$1.51	$99	1.25%		0.00%		5.81%	to	5.81%
December 31, 2015	123	$1.42	to	$1.42	$175	1.75%		0.00%		-0.44%	to	-0.44%
December 31, 2014	125	$1.43	to	$1.43	$179	1.61%		0.00%		4.63%	to	4.63%

	Invesco V.I. International Growth Fund (Series I)
December 31, 2018	34	$1.32	to	$1.32	$45	2.07%		0.00%		-14.98%	to	-14.98%
December 31, 2017	34	$1.55	to	$1.55	$54	1.46%		0.00%		23.00%	to	23.00%
December 31, 2016	35	$1.26	to	$1.26	$44	1.32%		0.00%		-0.45%	to	-0.45%
December 31, 2015	47	$1.27	to	$1.27	$60	0.82%		0.00%		-2.36%	to	-2.36%
December 31, 2014	133	$1.30	to	$1.30	$172	1.65%		0.00%		0.33%	to	0.33%

	Templeton Global Bond VIP Fund (Class 2)
December 31, 2018	85	$1.90	to	$1.90	$162	0.00%		0.00%		1.94%	to	1.94%
December 31, 2017	87	$1.86	to	$1.86	$162	0.00%		0.00%		1.93%	to	1.93%
December 31, 2016	88	$1.83	to	$1.83	$161	0.00%		0.00%		2.94%	to	2.94%
December 31, 2015	70	$1.78	to	$1.78	$124	7.69%		0.00%		-4.30%	to	-4.30%
December 31, 2014	71	$1.86	to	$1.86	$131	5.20%		0.00%		1.83%	to	1.83%

	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)
December 31, 2018	179	$2.16	to	$33.00	$419	0.00%		0.45%	(4)	-6.83%	to	-6.40%
December 31, 2017	122	$2.31	to	$35.42	$314	0.00%		0.45%	(1)(4)	24.74%	to	25.29%
December 31, 2016	133	$1.85	to	$28.40	$272	0.00%		0.45%	(4)	3.94%	to	4.40%
December 31, 2015	126	$1.77	to	$27.32	$249	0.00%	(2)	0.45%	(1)(4)	-4.20%	to	1.28%
December 31, 2014	161	$1.75	to	$1.75	$280	0.00%		0.00%		7.59%	to	7.59%

	Fidelity® VIP Mid Cap Portfolio (Service Class)
December 31, 2018	238	$1.97	to	$1.97	$469	0.56%		0.00%		-14.64%	to	-14.64%
December 31, 2017	236	$2.31	to	$2.31	$547	0.66%		0.00%		20.70%	to	20.70%
December 31, 2016	192	$1.92	to	$1.92	$368	0.47%		0.00%		12.11%	to	12.11%
December 31, 2015	168	$1.71	to	$1.71	$288	0.44%		0.00%		-1.50%	to	-1.50%
December 31, 2014	154	$1.73	to	$1.73	$268	0.22%		0.00%		6.20%	to	6.20%

A59

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Franklin Strategic Income VIP Fund (Class 2)
December 31, 2018	28	$1.66	to	$1.66	$47	2.73%	0.00%		-2.13%	to	-2.13%
December 31, 2017	28	$1.70	to	$1.70	$48	2.93%	0.00%		4.56%	to	4.56%
December 31, 2016	29	$1.62	to	$1.62	$47	3.44%	0.00%		7.94%	to	7.94%
December 31, 2015	29	$1.50	to	$1.50	$44	6.37%	0.00%		-3.87%	to	-3.87%
December 31, 2014	30	$1.56	to	$1.56	$46	5.97%	0.00%		1.86%	to	1.86%

	Fidelity® VIP Value Strategies Portfolio (Service Class)
December 31, 2018	168	$1.55	to	$1.55	$259	0.83%	0.00%		-17.33%	to	-17.33%
December 31, 2017	239	$1.87	to	$1.87	$447	1.40%	0.00%		19.21%	to	19.21%
December 31, 2016	275	$1.57	to	$1.57	$432	1.13%	0.00%		9.48%	to	9.48%
December 31, 2015	238	$1.43	to	$1.43	$342	0.99%	0.00%		-3.05%	to	-3.05%
December 31, 2014	261	$1.48	to	$1.48	$387	1.06%	0.00%		6.69%	to	6.69%

	Fidelity® VIP Government Money Market Portfolio (Service Class)
December 31, 2018	146	$1.10	to	$1.10	$161	1.56%	0.00%		1.55%	to	1.55%
December 31, 2017	125	$1.08	to	$1.08	$135	0.58%	0.00%		0.57%	to	0.57%
December 31, 2016	118	$1.07	to	$1.07	$127	0.09%	0.00%		0.10%	to	0.10%
December 31, 2015	403	$1.07	to	$1.07	$432	0.01%	0.00%		0.01%	to	0.01%
December 31, 2014	905	$1.07	to	$1.07	$971	0.01%	0.00%		0.01%	to	0.01%

	Fidelity® VIP Freedom 2025 Portfolio (Service Class)
December 31, 2018	37	$1.70	to	$1.70	$63	1.34%	0.00%		-6.61%	to	-6.61%
December 31, 2017	38	$1.82	to	$1.82	$68	1.42%	0.00%		17.84%	to	17.84%
December 31, 2016	38	$1.54	to	$1.54	$59	1.51%	0.00%		6.11%	to	6.11%
December 31, 2015	33	$1.45	to	$1.45	$47	1.75%	0.00%		-0.36%	to	-0.36%
December 31, 2014	33	$1.46	to	$1.46	$48	1.58%	0.00%		4.98%	to	4.98%

	Fidelity® VIP Contrafund® Portfolio (Service Class)
December 31, 2018	351	$2.09	to	$2.09	$735	0.61%	0.00%		-6.49%	to	-6.49%
December 31, 2017	359	$2.24	to	$2.24	$803	0.95%	0.00%		21.76%	to	21.76%
December 31, 2016	318	$1.84	to	$1.84	$585	0.83%	0.00%		7.91%	to	7.91%
December 31, 2015	268	$1.70	to	$1.70	$456	1.02%	0.00%		0.56%	to	0.56%
December 31, 2014	242	$1.69	to	$1.69	$411	1.10%	0.00%		11.82%	to	11.82%

	Fidelity® VIP Freedom 2020 Portfolio (Service Class)
December 31, 2018	36	$1.63	to	$1.63	$59	1.45%	0.00%		-5.98%	to	-5.98%
December 31, 2017	37	$1.73	to	$1.73	$64	1.46%	0.00%		16.47%	to	16.47%
December 31, 2016	37	$1.48	to	$1.48	$56	1.54%	0.00%		6.04%	to	6.04%
December 31, 2015	30	$1.40	to	$1.40	$42	1.78%	0.00%		-0.37%	to	-0.37%
December 31, 2014	30	$1.40	to	$1.40	$43	1.61%	0.00%		4.66%	to	4.66%

	Fidelity® VIP Index 500 Portfolio (Service Class)
December 31, 2018	373	$2.13	to	$2.13	$794	1.78%	0.00%		-4.59%	to	-4.59%
December 31, 2017	339	$2.23	to	$2.23	$757	1.74%	0.00%		21.59%	to	21.59%
December 31, 2016	331	$1.84	to	$1.84	$607	1.45%	0.00%		11.75%	to	11.75%
December 31, 2015	313	$1.64	to	$1.64	$514	1.75%	0.00%		1.24%	to	1.24%
December 31, 2014	385	$1.62	to	$1.62	$626	1.70%	0.00%		13.46%	to	13.46%

	PIMCO Low Duration Portfolio (Administrative Class)
December 31, 2018	53	$1.41	to	$1.41	$74	1.92%	0.00%		0.34%	to	0.34%
December 31, 2017	54	$1.40	to	$1.40	$75	1.34%	0.00%		1.35%	to	1.35%
December 31, 2016	54	$1.38	to	$1.38	$75	1.49%	0.00%		1.41%	to	1.41%
December 31, 2015	55	$1.36	to	$1.36	$75	3.45%	0.00%		0.31%	to	0.31%
December 31, 2014	56	$1.36	to	$1.36	$76	1.13%	0.00%		0.85%	to	0.85%

	PIMCO Short-Term Portfolio (Administrative Class)
December 31, 2018	10	$1.28	to	$1.28	$13	2.17%	0.00%	(3)	1.53%	to	1.53%
December 31, 2017	10	$1.26	to	$1.26	$13	1.70%	0.00%	(3)	2.40%	to	2.40%
December 31, 2016	10	$1.23	to	$1.23	$12	1.58%	0.00%	(3)	2.37%	to	2.37%
December 31, 2015	10	$1.20	to	$1.20	$12	0.95%	0.00%	(3)	1.16%	to	1.16%
December 31, 2014	10	$1.18	to	$1.18	$12	0.80%	0.00%	(3)	0.71%	to	0.71%

A60

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	DWS Small Cap Index VIP (Class A)
December 31, 2018	21	$1.90	to	$1.90	$39	0.94%	0.00%		-11.23%	to	-11.23%
December 31, 2017	21	$2.14	to	$2.14	$45	0.95%	0.00%		14.33%	to	14.33%
December 31, 2016	21	$1.87	to	$1.87	$39	1.07%	0.00%		21.03%	to	21.03%
December 31, 2015	21	$1.55	to	$1.55	$33	1.01%	0.00%		-4.60%	to	-4.60%
December 31, 2014	21	$1.62	to	$1.62	$35	0.96%	0.00%		4.74%	to	4.74%

	Royce Micro-Cap Portfolio (Investment Class)
December 31, 2018	23	$1.25	to	$1.25	$28	0.00%	0.00%		-9.04%	to	-9.04%
December 31, 2017	23	$1.37	to	$1.37	$32	0.68%	0.00%		5.19%	to	5.19%
December 31, 2016	23	$1.30	to	$1.30	$30	0.56%	0.00%		19.69%	to	19.69%
December 31, 2015	61	$1.09	to	$1.09	$66	0.00%	0.00%		-12.46%	to	-12.46%
December 31, 2014	62	$1.24	to	$1.24	$77	0.00%	0.00%		-3.58%	to	-3.58%

	Royce Small-Cap Portfolio (Investment Class)
December 31, 2018	27	$1.69	to	$1.69	$46	0.78%	0.00%		-8.34%	to	-8.34%
December 31, 2017	25	$1.84	to	$1.84	$47	1.01%	0.00%		5.38%	to	5.38%
December 31, 2016	23	$1.75	to	$1.75	$40	1.65%	0.00%		20.96%	to	20.96%
December 31, 2015	34	$1.45	to	$1.45	$49	0.83%	0.00%		-11.79%	to	-11.79%
December 31, 2014	29	$1.64	to	$1.64	$47	0.14%	0.00%		3.24%	to	3.24%

	AB VPS Small Cap Growth Portfolio (Class A)
December 31, 2018	38	$2.70	to	$2.70	$103	0.00%	0.00%		-0.89%	to	-0.89%
December 31, 2017	46	$2.72	to	$2.72	$125	0.00%	0.00%		34.12%	to	34.12%
December 31, 2016	50	$2.03	to	$2.03	$102	0.00%	0.00%		6.46%	to	6.46%
December 31, 2015	42	$1.91	to	$1.91	$80	0.00%	0.00%		-1.25%	to	-1.25%
December 31, 2014	66	$1.93	to	$1.93	$128	0.00%	0.00%		-1.81%	to	-1.81%

	Invesco V.I. Small Cap Equity Fund (Series I)
December 31, 2018	143	$1.78	to	$1.78	$255	0.00%	0.00%		-15.08%	to	-15.08%
December 31, 2017	140	$2.09	to	$2.09	$292	0.00%	0.00%		14.06%	to	14.06%
December 31, 2016	89	$1.83	to	$1.83	$163	0.00%	0.00%		12.06%	to	12.06%
December 31, 2015	79	$1.64	to	$1.64	$130	0.00%	0.00%		-5.52%	to	-5.52%
December 31, 2014	56	$1.73	to	$1.73	$97	0.00%	0.00%		2.36%	to	2.36%

	Franklin Small Cap Value VIP Fund (Class 2)
December 31, 2018	255	$1.88	to	$1.88	$479	0.94%	0.00%		-12.88%	to	-12.88%
December 31, 2017	335	$2.15	to	$2.15	$720	0.53%	0.00%		10.65%	to	10.65%
December 31, 2016	292	$1.95	to	$1.95	$569	0.84%	0.00%		30.19%	to	30.19%
December 31, 2015	250	$1.49	to	$1.49	$373	0.51%	0.00%		-7.39%	to	-7.39%
December 31, 2014	357	$1.61	to	$1.61	$577	0.60%	0.00%		0.57%	to	0.57%

	Fidelity® VIP Freedom 2030 Portfolio (Service Class)
December 31, 2018	67	$1.67	to	$1.67	$111	1.29%	0.00%		-7.88%	to	-7.88%
December 31, 2017	68	$1.81	to	$1.81	$123	1.34%	0.00%		20.82%	to	20.82%
December 31, 2016	69	$1.50	to	$1.50	$103	1.57%	0.00%		6.52%	to	6.52%
December 31, 2015	30	$1.41	to	$1.41	$42	1.67%	0.00%		-0.34%	to	-0.34%
December 31, 2014	30	$1.41	to	$1.41	$43	1.48%	0.00%		4.86%	to	4.86%

	Lazard Retirement International Equity Portfolio (Service Shares)
December 31, 2018	10	$1.94	to	$1.94	$19	1.59%	0.00%	(3)	-13.91%	to	-13.91%
December 31, 2017	10	$2.25	to	$2.25	$22	2.60%	0.00%	(3)	22.33%	to	22.33%
December 31, 2016	10	$1.84	to	$1.84	$18	1.33%	0.00%	(3)	-4.29%	to	-4.29%
December 31, 2015	10	$1.92	to	$1.92	$19	1.68%	0.00%	(3)	1.75%	to	1.75%
December 31, 2014	10	$1.89	to	$1.89	$19	1.19%	0.00%	(3)	-4.21%	to	-4.21%

	AST Balanced Asset Allocation Portfolio
December 31, 2018	9	$1.84	to	$1.84	$17	0.00%	0.00%	(3)	-4.93%	to	-4.93%
December 31, 2017	9	$1.93	to	$1.93	$18	0.00%	0.00%	(3)	14.90%	to	14.90%
December 31, 2016	9	$1.68	to	$1.68	$16	0.00%	0.00%	(3)	6.30%	to	6.30%
December 31, 2015	9	$1.58	to	$1.58	$15	0.00%	0.00%	(3)	0.48%	to	0.48%
December 31, 2014	23	$1.58	to	$1.58	$36	0.00%	0.00%		6.52%	to	6.52%

A61

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return*** Lowest — Highest
	AST Wellington Management Hedged Equity Portfolio
December 31, 2018	8	$1.81	to	$1.81	$15	0.00%		0.00%	(3)	-5.00%	to	-5.00%
December 31, 2017	8	$1.91	to	$1.91	$15	0.00%		0.00%	(3)	13.59%	to	13.59%
December 31, 2016	8	$1.68	to	$1.68	$14	0.00%		0.00%	(3)	6.52%	to	6.52%
December 31, 2015	8	$1.58	to	$1.58	$13	0.00%		0.00%	(3)	-0.63%	to	-0.63%
December 31, 2014	112	$1.59	to	$1.59	$177	0.00%		0.00%		5.50%	to	5.50%

	AST Preservation Asset Allocation Portfolio
December 31, 2018	91	$1.62	to	$1.62	$147	0.00%		0.00%		-2.84%	to	-2.84%
December 31, 2017	92	$1.66	to	$1.66	$154	0.00%		0.00%		10.13%	to	10.13%
December 31, 2016	94	$1.51	to	$1.51	$142	0.00%		0.00%		5.52%	to	5.52%
December 31, 2015	85	$1.43	to	$1.43	$122	0.00%		0.00%		0.14%	to	0.14%
December 31, 2014	234	$1.43	to	$1.43	$335	0.00%		0.00%		5.78%	to	5.78%

	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)
December 31, 2018	1	$16.44	to	$16.44	$10	2.45%		0.45%		-0.45%	to	-0.45%
December 31, 2017	1	$16.52	to	$16.52	$11	2.53%		0.45%		3.11%	to	3.11%
December 31, 2016	1	$16.02	to	$16.02	$14	2.48%		0.45%		1.66%	to	1.66%
December 31, 2015	2	$15.76	to	$15.76	$26	3.59%		0.45%		0.67%	to	0.67%
December 31, 2014	2	$15.65	to	$15.65	$24	4.08%		0.45%		4.45%	to	4.45%

	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)
December 31, 2018	6	$24.28	to	$24.28	$149	0.82%		0.45%		-6.63%	to	-6.63%
December 31, 2017	6	$26.01	to	$26.01	$159	0.87%		0.45%		21.79%	to	21.79%
December 31, 2016	6	$21.35	to	$21.35	$133	0.98%		0.45%		10.45%	to	10.45%
December 31, 2015	6	$19.33	to	$19.33	$120	1.15%		0.45%		0.39%	to	0.39%
December 31, 2014	5	$19.26	to	$19.26	$92	0.90%		0.45%		13.41%	to	13.41%

	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
December 31, 2018	1	$34.79	to	$34.79	$29	0.37%		0.45%		-12.41%	to	-12.41%
December 31, 2017	1	$39.72	to	$39.72	$33	0.32%		0.45%		14.72%	to	14.72%
December 31, 2016	1	$34.62	to	$34.62	$30	0.50%		0.45%		19.63%	to	19.63%
December 31, 2015	1	$28.94	to	$28.94	$30	0.14%		0.45%		-5.72%	to	-5.72%
December 31, 2014	1	$30.69	to	$30.69	$32	0.15%		0.45%		9.12%	to	9.12%

	AST Cohen & Steers Realty Portfolio (became available October 31, 2014)
December 31, 2018	1	$11.54	to	$11.54	$12	0.00%		0.45%		-5.18%	to	-5.18%
December 31, 2017	1	$12.17	to	$12.17	$12	0.00%		0.00%	(3)	5.77%	to	5.77%
December 31, 2016	1	$11.51	to	$11.51	$12	0.00%		0.00%	(3)	4.36%	to	4.36%
December 31, 2015	1	$11.03	to	$11.03	$11	0.00%		0.00%	(3)	4.35%	to	4.35%
December 31, 2014	1	$10.57	to	$10.57	$11	0.00%	(2)	0.00%	(3)	3.06%	to	3.06%
     ________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contractholder accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders

A62

Note 7:	Financial Highlights (continued)

may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2018 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amounts for the years ended December 31, 2015 and 2017 were revised in the December 31, 2018 financial statement to correct previously reported amounts.

(2) Amount is less than 0.01%.

(3) All units are owned by Prudential and no expenses are charged.

(4) The expense ratio of 0.45% applies to the Group Variable Universal Life subaccounts only.
The expense ratio of 0.00% applies to the PruBenefit Select subaccounts only.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

The Account supports two types of group Contracts: (1) group variable universal life contracts issued to employers or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a “GVUL Contract”), and (2) group flexible premium variable universal life contracts issued to employers or trusts established by employers to insure employees (each, a “COLI Contract”). The COLI Contractholders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include nonqualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits.

GVUL Contract Charges

A.Mortality and Expense Risk Charge

The mortality and expense risk charge, currently equal to an effective annual rate of 0.45%, is applied daily against the net assets of each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is the risk that Contractholders may not live as long as estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges assessed by Prudential. The mortality and expense risk charge is assessed through reduction in unit values.

B.Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals—Not to exceed the lesser of $6 or 2% of the amount received.

Loans—Not to exceed $20 for each loan made.

Transfers—Not to exceed $20 for each transfer, after the twelfth transfer, in a certificate year.

Deferred Sales Charges—The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a Contractholder’s insurance—Not to exceed $20 per statement.

C.Cost of Insurance and Other Related Charges

Contractholder contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state taxes attributable to premiums, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales expenses, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the Contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the net

A63

Note 8:	Charges and Expenses (continued)

amount of risk applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the Contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units. Loans have a maximum net interest of 2%.

COLI Contracts Charges

A.Transaction Fees

Premium Load—This charge is deducted to compensate Prudential for the cost of selling the COLI Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The premium load is deducted from each premium contribution. For the first four coverage years of each basic insurance coverage segment, Prudential may charge up to 8.50% of premiums received each coverage year up to the target premium and 2.00% of excess premium. In coverage years five through nine, Prudential may charge up to 3.75% of premiums received each coverage year up to the target premium and 2.00% of excess premium. In coverage years ten and later, Prudential may charge up to 3.75% of any premiums received. The target premium is a factor per $1,000 of basic insurance, based on issue age and sex. Any premium received by Prudential in excess of the target premium in the same coverage year will be treated as excess premium. The total premium load equals the premium load on the target premium plus the premium load on excess premium, if any.

Surrenders and partial withdrawals-No charge.

Transfers-currently, there is no charge for transfers. Prudential may impose a transfer charge in the future of up to $25 per transfer.

B.Monthly Charges

Cost of Insurance—Prudential will deduct a charge for the cost of the insurance on a covered person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, underwriting class, extra rating class, if any, smoking status, and years from coverage effective date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

Mortality and Expense Risk Charge—The mortality and expense risk charge, currently equal to an effective annual rate of 0.24% of assets in the variable investment options in coverage years one through ten and 0.18% of assets in variable investment options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is the risk that covered persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is the risk that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. The mortality and expense risk charge is not a daily charge deducted from the Account. Instead, like the administrative charge, it is deducted on an individual basis from each coverage fund, and results in a reduction in the dollar amount of the coverage fund on that particular date.

To deduct the mortality and expense risk charge from the Variable Investment Options, on each monthly date, Prudential converts the dollar amount of the mortality and expense risk charge into units. The resulting number of units are deducted pro-rata from the variable investment options allocated to the Contractholder.
Administrative Charge—This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI Contractholders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per covered person, proportionately from the dollar amounts held in each of the chosen variable investment options and the fixed interest rate option.

Administrative Charge for Increases to Basic Insurance—Currently, there is no administrative processing charge being made in connection with an increase in basic insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in basic insurance.

A64

Note 8:	Charges and Expenses (continued)

Net Interest on Loans—1% annually. The net interest on loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

To deduct the cost of insurance and administrative charge from the variable investment options and fixed interest rate option, on each monthly date, for each coverage, Prudential calculates the amount of assets in each variable investment option and in the fixed interest rate option, and divides the coverage fund by the sum of assets to obtain an allocation factor.

Prudential then calculates the dollar amount of the cost of insurance and administrative charge for the coverage and multiplies the result by the allocation factor for each variable investment option and for the fixed interest rate option to determine the amount to be deducted from each variable investment option and from the fixed interest rate option. Prudential then converts the dollar amount to be deducted from the variable investment options into units, and then subtracts such units from the variable investment options, Prudential subtracts the dollar amount of the charges from the fixed interest rate option.

Note 9:	Other

Participant or Contractholder net payments—represent Contractholder and Participant contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Policy loans, net of repayments and interest—represent amounts borrowed by Participants using the Contract as the security for the loan and payments made by Contractholders to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals, and death benefits—are payments to Contractholders, Participants, and beneficiaries made under the terms of the Contracts, and amounts that Contractholders and Participants have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that Contractholders and Participants have directed to be moved among subaccounts, including permitted transfers to and from the fixed account.

Miscellaneous transactions-amount represents primarily timing related adjustments to contractholder transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contractholder account balances.

Other charges—are various Contract level charges as described in the Charges and Expenses section of Note 8, assessed through the redemptions of units.

A65

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The Prudential Insurance Company of America and
the Contractholders of The Prudential Variable Contract Account GI-2

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of The Prudential Variable Contract Account GI-2 indicated in the table below as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, and the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in The Prudential Variable Contract Account GI-2 as of December 31, 2018, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio	Prudential Natural Resources Portfolio (Class I)
Prudential Flexible Managed Portfolio	T. Rowe Price International Stock Portfolio
Prudential Stock Index Portfolio	Invesco V.I. Core Equity Fund (Series I)
Prudential Equity Portfolio (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class)
Neuberger Berman AMT Short Duration Bond Portfolio (Class I)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)
DWS High Income VIP (Class A)	DWS Capital Growth VIP (Class A)
MFS® Research Series (Initial Class)	Franklin Mutual Global Discovery VIP Fund (Class 2)
Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)	PIMCO Total Return Portfolio (Administrative Class)
Templeton Foreign VIP Fund (Class 2)	AB VPS International Growth Portfolio (Class A)
Templeton Developing Markets VIP Fund (Class 2)	Fidelity® VIP Freedom 2015 Portfolio (Service Class)
Prudential Diversified Bond Portfolio	Invesco V.I. International Growth Fund (Series I)
Prudential High Yield Bond Portfolio	Templeton Global Bond VIP Fund (Class 2)
Prudential Value Portfolio (Class I)	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)
Prudential Jennison Portfolio (Class I)	Fidelity® VIP Mid Cap Portfolio (Service Class)
Prudential Global Portfolio	Franklin Strategic Income VIP Fund (Class 2)
American Century VP Balanced Fund (Class I)	Fidelity® VIP Value Strategies Portfolio (Service Class)
American Century VP International Fund (Class I)	Fidelity® VIP Government Money Market Portfolio (Service Class)
American Century VP Value Fund (Class I)	Fidelity® VIP Freedom 2025 Portfolio (Service Class)
T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)
T. Rowe Price New America Growth Portfolio	Fidelity® VIP Freedom 2020 Portfolio (Service Class)
Prudential Small Capitalization Stock Portfolio	Fidelity® VIP Index 500 Portfolio (Service Class)
MFS® Total Return Bond Series (Initial Class)	PIMCO Low Duration Portfolio (Administrative Class)
T. Rowe Price Equity Income Portfolio (Equity Income Class)	PIMCO Short-Term Portfolio (Administrative Class)
Neuberger Berman AMT Large Cap Value Portfolio (Class I)	DWS Small Cap Index VIP (Class A)
Janus Henderson VIT Global Research Portfolio (Institutional Shares)	Royce Micro-Cap Portfolio (Investment Class)
Janus Henderson VIT Research Portfolio (Institutional Shares)	Royce Small-Cap Portfolio (Investment Class)

A66

Janus Henderson VIT Overseas Portfolio (Institutional Shares)	AB VPS Small Cap Growth Portfolio (Class A)
Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Invesco V.I. Small Cap Equity Fund (Series I)
Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	Franklin Small Cap Value VIP Fund (Class 2)
AB VPS Real Estate Investment Portfolio (Class A)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)
DWS Government & Agency Securities VIP (Class A)	Lazard Retirement International Equity Portfolio (Service Shares)
Prudential Conservative Balanced Portfolio	AST Balanced Asset Allocation Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST Wellington Management Hedged Equity Portfolio
Dreyfus VIF International Equity Portfolio (Initial Shares)	AST Preservation Asset Allocation Portfolio
DWS Small Mid Cap Value VIP (Class A)	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)
Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)
T. Rowe Price Personal Strategy Balanced Portfolio	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
Prudential Government Income Portfolio	AST Cohen & Steers Realty Portfolio

Basis for Opinions

These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2019

We have served as the auditor of one or more of the subaccounts in The Prudential Variable Contract Account GI-2 since 1996.

A67

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Financial Statements and Report of Independent Auditors
December 31, 2018 and 2017

CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Financial Position
December 31, 2018 and 2017 (in millions, except share amounts)

	2018	2017
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2018 - $185,196; 2017 - $172,579)	$186,452	$184,686
Fixed Maturities, trading, at fair value (amortized cost: 2018 - $1,882; 2017 - $1,500)(1)	1,766	1,518
Assets supporting experience-rated contractholder liabilities, at fair value(1)(2)	18,813	19,500
Equity securities, at fair value (cost: 2018 - $2,559; 2017 - $2,589)(1)	3,025	3,754
Commercial mortgage and other loans	44,129	42,552
Policy loans	8,645	8,674
Other invested assets (includes $5,033 and $3,560 measured at fair value as of December 31, 2018 and 2017, respectively)(1)	12,630	11,867
Short-term investments	2,855	3,731
Total investments	278,315	276,282
Cash and cash equivalents	5,419	7,262
Accrued investment income	2,221	2,156
Deferred policy acquisition costs	8,939	8,041
Value of business acquired	743	375
Reinsurance recoverables - affiliated	10,618	10,098
Reinsurance recoverables - unaffiliated	4,913	5,079
Other assets	5,067	5,933
Due from parent and affiliates	8,780	8,883
Separate account assets	244,975	265,733
TOTAL ASSETS	$569,990	$589,842
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$165,531	$155,076
Policyholders’ account balances	97,540	96,883
Policyholders’ dividends	4,004	6,321
Securities sold under agreements to repurchase	9,950	8,400
Cash collateral for loaned securities	3,928	4,336
Income taxes	1,965	3,561
Short-term debt	1,597	1,150
Long-term debt	7,247	8,233
Reinsurance payables - affiliated	205	159
Reinsurance payables - unaffiliated	3,094	3,320
Other liabilities(2)	6,159	7,238
Due to parent and affiliates	1,506	2,191
Separate account liabilities	244,975	265,733
Total liabilities	547,701	562,601
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)
EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2018 and 2017)	2	2
Additional paid-in capital	20,710	20,105
Accumulated other comprehensive income (loss)	(1,936)	3,599
Retained earnings	3,379	3,484
Total Equity of The Prudential Insurance Company of America	22,155	27,190
Noncontrolling interests	134	51
Total equity	22,289	27,241
TOTAL LIABILITIES AND EQUITY	$569,990	$589,842
__________

(1)	Prior period amounts have been reclassified to conform to current period presentation. See “Adoption of ASU 2016-01” in Note 2 for details.

(2)	See Note 4 for details of balances associated with variable interest entities.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Operations
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	2018	2017	2016
REVENUES
Premiums	$22,894	$19,353	$17,363
Policy charges and fee income	3,298	2,616	3,693
Net investment income	10,882	11,165	10,494
Asset management and service fees	548	553	588
Other income (loss)	(34)	1,229	667
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(259)	(251)	(257)
Other-than-temporary impairments on fixed maturity securities transferred to Other comprehensive income (loss)	0	3	48
Other realized investment gains (losses), net	325	528	1,115
Total realized investment gains (losses), net	66	280	906
Total revenues	37,654	35,196	33,711
BENEFITS AND EXPENSES
Policyholders’ benefits	28,241	22,985	22,243
Interest credited to policyholders’ account balances	2,325	2,695	2,786
Dividends to policyholders	1,275	2,048	1,975
Amortization of deferred policy acquisition costs	820	772	1,252
General and administrative expenses	5,087	4,831	4,962
Total benefits and expenses	37,748	33,331	33,218
INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(94)	1,865	493
Total income tax expense (benefit)	(265)	(2,058)	(237)
INCOME (LOSS) BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	171	3,923	730
Equity in earnings of operating joint ventures, net of taxes	(10)	(5)	(13)
NET INCOME (LOSS)	161	3,918	717
Less: Income (loss) attributable to noncontrolling interests	(6)	0	(3)
NET INCOME (LOSS) ATTRIBUTABLE TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$167	$3,918	$720

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	2018	2017	2016
NET INCOME (LOSS)	$161	$3,918	$717
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	(67)	69	(45)
Net unrealized investment gains (losses)	(6,953)	3,806	2,025
Defined benefit pension and postretirement unrecognized periodic benefit (cost)	(297)	182	(149)
Total	(7,317)	4,057	1,831
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(1,459)	1,302	574
Other comprehensive income (loss), net of taxes	(5,858)	2,755	1,257
Comprehensive income (loss)	(5,697)	6,673	1,974
Less: Comprehensive income (loss) attributable to noncontrolling interests	(4)	4	(4)
Comprehensive income (loss) attributable to The Prudential Insurance Company of America	$(5,693)	$6,669	$1,978

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Equity
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity of The Prudential Insurance Company of America	Noncontrolling Interests	Total Equity
Balance, December 31, 2015	$2	$19,385	$3,373	$(410)	$22,350	$45	$22,395
Cumulative effect of adoption of accounting changes						1	1
Capital contributions from parent		718			718		718
Dividends to parent			(3,704)		(3,704)		(3,704)
Contributions from noncontrolling interests						3	3
Assets purchased/transferred from affiliates		3			3		3
Stock-based compensation programs		11			11		11
Comprehensive income (loss):
Net income (loss)			720		720	(3)	717
Other comprehensive income (loss), net of tax				1,258	1,258	(1)	1,257
Total comprehensive income (loss)					1,978	(4)	1,974
Balance, December 31, 2016	2	20,117	389	848	21,356	45	21,401
Capital contributions from parent		164			164		164
Dividends to parent			(1,000)		(1,000)		(1,000)
Contributions from noncontrolling interests						4	4
Distributions to noncontrolling interests						(2)	(2)
Affiliated asset transfers		(177)	177		0		0
Stock-based compensation programs		1			1		1
Comprehensive income (loss):
Net income (loss)			3,918		3,918	0	3,918
Other comprehensive income (loss), net of tax				2,751	2,751	4	2,755
Total comprehensive income (loss)					6,669	4	6,673
Balance, December 31, 2017	2	20,105	3,484	3,599	27,190	51	27,241
Cumulative effect of adoption of ASU 2016-01			260	(207)	53		53
Cumulative effect of adoption of ASU 2018-02			(532)	532	0		0
Capital contributions from parent		605			605		605
Contributions from noncontrolling interests						89	89
Distributions to noncontrolling interests						(2)	(2)
Comprehensive income (loss):
Net income (loss)			167		167	(6)	161
Other comprehensive income (loss), net of tax				(5,860)	(5,860)	2	(5,858)
Total comprehensive income (loss)					(5,693)	(4)	(5,697)
Balance, December 31, 2018	$2	$20,710	$3,379	$(1,936)	$22,155	$134	$22,289

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$161	$3,918	$717
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(66)	(280)	(906)
Policy charges and fee income	(1,909)	(2,104)	(1,559)
Interest credited to policyholders’ account balances	2,325	2,695	2,786
Depreciation and amortization	163	214	311
(Gains) losses on assets supporting experience-rated contractholder liabilities, net	587	(116)	27
Change in:
Deferred policy acquisition costs	(544)	(476)	34
Future policy benefits and other insurance liabilities	11,233	5,642	4,839
Income taxes	(151)	(1,419)	(374)
Derivatives, net	281	(788)	1,299
Other, net	(1,594)	(2,077)	(1,490)
Cash flows from (used in) operating activities	10,486	5,209	5,684
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	44,241	42,907	32,579
Fixed maturities, trading(1)	29	72	110
Assets supporting experience-rated contractholder liabilities(1)	25,652	37,609	30,547
Equity securities(1)	2,678	3,215	3,030
Commercial mortgage and other loans	5,769	5,267	5,635
Policy loans	1,138	1,166	1,014
Other invested assets	1,317	1,015	909
Short-term investments	13,981	10,429	19,524
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(56,632)	(46,674)	(41,943)
Fixed maturities, trading(1)	(418)	(395)	(254)
Assets supporting experience-rated contractholder liabilities(1)	(25,513)	(37,377)	(31,670)
Equity securities(1)	(2,280)	(2,441)	(2,594)
Commercial mortgage and other loans	(7,565)	(6,267)	(6,196)
Policy loans	(739)	(646)	(646)
Other invested assets	(2,224)	(1,537)	(1,561)
Short-term investments	(12,904)	(10,788)	(17,245)
Due to/from parent and affiliates	26	(557)	17
Derivatives, net	43	(84)	(111)
Other, net(1)	(159)	(459)	(243)
Cash flows from (used in) investing activities	(13,560)	(5,545)	(9,098)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	20,382	19,761	22,089
Policyholders’ account withdrawals	(20,241)	(19,185)	(18,161)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	1,142	821	548
Net change in financing arrangements (maturities 90 days or less)	242	44	272
Proceeds from the issuance of debt (maturities longer than 90 days)	921	2,459	848
Repayments of debt (maturities longer than 90 days)	(1,628)	(1,992)	(144)
Excess tax benefits from share-based payment arrangements	0	0	9
Capital contributions from parent	590	149	298
Dividends to parent	0	(1,000)	(1,111)
Other, net	(187)	164	(95)
Cash flows from (used in) financing activities	1,221	1,221	4,553
Effect of foreign exchange rate changes on cash balances	0	0	33
NET INCREASE IN CASH, CASH EQUIVALENTS, RESTRICTED CASH AND RESTRICTED CASH EQUIVALENT(1)	(1,853)	885	1,172
CASH, CASH EQUIVALENTS, RESTRICTED CASH AND RESTRICTED CASH EQUIVALENT, BEGINNING OF YEAR(1)	7,277	6,392	5,220
CASH, CASH EQUIVALENTS, RESTRICTED CASH AND RESTRICTED CASH EQUIVALENT, END OF YEAR(1)	$5,424	$7,277	$6,392
See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2018, 2017 and 2016 (in millions)

	2018	2017	2016
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$(114)	$(634)	$111
Interest paid	$521	$311	$317
NON-CASH TRANSACTIONS DURING THE YEAR(2)
Pension Risk Transfer transactions
Assets received, excluding cash and cash equivalents	$816	$2,726	$3,228
Liabilities assumed	8,395	6,155	5,003
Net cash received	$7,579	$3,429	$1,775
Non-cash dividend to parent	$0	$0	$(2,593)
Non-cash capital contribution from parent	$16	$15	$620
Non-cash affiliated asset transfer	$15	$879	$0
RECONCILIATION TO STATEMENT OF FINANCIAL POSITION
Cash and cash equivalents	$5,419	$7,262	$6,382
Restricted cash and restricted cash equivalents (included in “Other assets”)	5	15	10
Total cash, cash equivalents, restricted cash and restricted cash equivalents	$5,424	$7,277	$6,392
__________

(1)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for detail.

(2)
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Prudential Insurance provides a wide range of insurance, investment management and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states.

Variable Annuities Recapture

Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. (“Pruco Re”). Effective April 1, 2016, the Company recaptured the risks related to the variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured certain variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation (“PALAC”). These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and the Company as applicable. These series of transactions are collectively referred to as the “Variable Annuities Recapture.”

As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016, and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.

As part of the Variable Annuities Recapture, the Company transferred invested assets of $6.7 billion to PALAC and established reinsurance recoverables of $9.4 billion. In addition, the Company received ceding commissions of $3.6 billion from PALAC, made up of affiliated receivables of $0.8 billion and reassignment of debt of $0.5 billion to PALAC. Also, the Company unwound its deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”) balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through “General and administrative expenses”. For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.6 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.

The Company subsequently paid a dividend of $2.6 billion to Prudential Financial.

The impact of these transactions on the Consolidated Statements of Operations and Comprehensive Income (Loss) were as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Day 1 Impact of the Variable Annuities Recapture in 2016(1)	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(832)	$(832)
Realized investment gains (losses), net	(2,135)	2,683	548
TOTAL REVENUES	(2,135)	1,851	(284)
BENEFITS AND EXPENSES
Policyholders’ benefits	0	(522)	(522)
General and administrative expenses	0	(188)	(188)
TOTAL BENEFITS AND EXPENSES	0	(710)	(710)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,135)	2,561	426
Income tax expense (benefit)	21	(78)	(57)
NET INCOME (LOSS)	$(2,156)	$2,639	$483
__________
(1)    Significant Non-Cash Transactions

•
Consideration transferred includes $6.7 billion of asset transfers related to the reinsurance transaction with PALAC, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

•	The Company received ceding commissions of $3.6 billion, made up of an issuance of debt of $0.8 billion and reassignment of debt of $0.5 billion to PALAC.

•	Retained earnings includes dividends of $2.8 billion to Prudential Financial as part of the Variable Annuities Recapture.

Basis of Presentation

The Company’s Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. See Note 4 for more information on the Company’s consolidated VIEs. The Company’s Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 22, 2019, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC and related amortization; value of business acquired (“VOBA”) and its amortization; amortization of DSI; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables/payables; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the year ended December 31, 2016, the Company recorded out of period adjustments resulting in an aggregate net decrease of $156 million to “Income (loss) before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2016. Such adjustments primarily consisted of a charge of $141 million to increase reserves, net of a related increase in DAC, for certain universal life products. Management evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they were not material to any previously reported financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 6 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income.” For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income (loss) (“OCI”). For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Fixed maturities, trading, at fair value consists of fixed maturities with embedded features and assets contained within consolidated variable interest entities. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and interest and dividend income from these investments is reported in “Net investment income.”

Assets supporting experience-rated contractholder liabilities, at fair value includes invested assets that consist of fixed maturities, equity securities, short-term investments and cash equivalents, that support certain products which are experience-rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income (loss).” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, at fair value is comprised of common stock, mutual fund shares and non-redeemable preferred stock, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.

Commercial mortgage and other loans consists of commercial mortgage loans, agricultural property loans, and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third-party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 3.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Other invested assets consists of the Company’s non-coupon investments in limited partnerships and limited liability companies (“LPs/LLCs”), other than operating joint ventures, as well as wholly-owned investment real estate, derivative assets and other investments. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income (loss).” The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss).” The Company consolidates LPs/LLCs in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 4 for additional information about variable interest entities.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to OTTI are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated useful lives of the properties and is included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Assets supporting experience-rated contractholder liabilities, at fair value.” These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government-sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above-mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates is not expected to recover in value before maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in “Other comprehensive income (loss)” and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, VOBA, DSI, certain future policy benefits, policyholders’ account balances, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Assets supporting experience-rated contractholder liabilities, at fair value,” and receivables related to securities purchased under agreements to resell (see also “Securities sold under agreements to repurchase” below).

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Deferred policy acquisition costs are costs related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance which are included in the Closed Block, DAC is amortized over the expected life of the contracts in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in the period such estimated gross margins are revised on a retrospective basis. DAC related to non-participating traditional individual life insurance and longevity reinsurance contracts is amortized in proportion to gross premiums.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company’s projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions.

In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of reinsurance agreements with those affiliated entities are also included. The Company is a direct subsidiary of Prudential Financial and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 21. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are generally deferred and amortized in proportion to lives insured. For single premium immediate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

annuities with life contingencies, single premium group annuities, including non-participating group annuity contracts, and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts (“GICs”), acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 7 for additional information regarding DAC.

Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. VOBA represents an adjustment to the stated value of in-force insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which they were acquired. As of December 31, 2018, the majority of the VOBA balance relates to the 2013 acquisition of The Hartford Financial Services Group’s individual life insurance business (“the Hartford Life Business”) and the 2004 acquisition of CIGNA’s defined contribution and defined benefit businesses. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “General and administrative expenses.” VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance recoverables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance recoverables are associated with the reinsurance arrangements between the Company and related parties. See Note 13 for additional information about the Company’s reinsurance arrangements. See also “Reinsurance payables” and “Reinsurance” below.

Other assets consist primarily of prepaid pension benefit costs (see Note 17), certain restricted assets, trade receivables, goodwill and other intangible assets, DSI, the Company’s investments in operating joint ventures, property and equipment, and receivables resulting from sales of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within a reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Accounting guidance provides for an optional qualitative assessment for testing goodwill impairment that may allow companies to skip the quantitative two-step test. The Company has elected the quantitative two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

The Company performed its goodwill impairment testing at December 31, 2018, which resulted in the full impairment of its goodwill asset of $47 million. This impairment was primarily due to the decline in the fair value of the Company driven by the deterioration in the financial markets during the fourth quarter of 2018, which negatively impacted the earnings multiples of the peer companies used in the impairment evaluation.

The Company offered various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 12 for additional information regarding sales inducements.

Identifiable intangible assets primarily include customer relationships and are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangible assets requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. See Note 10 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 9 for additional information on investments in operating joint ventures.

Due from parent and affiliates consist primarily of affiliated accrued receivables, affiliated notes receivable and affiliated derivative activity. See also “Due to parent and affiliates” below.

Separate account assets represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management and service fees.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations. See Note 12 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits liability is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity are generally based on Company

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. In certain instances, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or “PFL” liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. Currently, PFL liabilities are predominantly associated with certain universal life contracts that measure GAAP reserves using a dynamic approach and accordingly, are updated each quarter using current in-force and market data and as part of the annual assumption update such that the liability as of each measurement date represents the Company’s current estimate of the present value of the amount necessary to offset anticipated future losses. See Note 11 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 12, and deferred profits.

Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 11 for additional information regarding policyholders’ account balances.

Policyholders’ dividends liability includes dividends payable to policyholders and the policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. Any adjustments to the policyholder dividend obligation related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. For additional information on the policyholder dividend obligation, see Note 14.

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also “Cash and cash equivalents” above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income (loss).”

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to borrow funds. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income;” however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year and open audit years.

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 15 for a discussion of factors considered when evaluating the need for a valuation allowance.

The U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) includes two new tax provisions that could impact the Company’s effective tax rate and cash tax payments in future periods. The Base Erosion and Anti-Abuse Tax (“BEAT”) taxes modified taxable income at a rate of 5% in 2018, increasing to 10% in 2019 and 12.5% in 2026 and is due if the calculated BEAT amount that is determined without the benefit of foreign and certain tax credits is greater than the regular corporate tax in any given year. In general, modified taxable income is calculated by adding back to a taxpayer’s regular taxable income the amount of certain “base erosion tax benefits” with respect to payments to foreign affiliates, as well as the “base erosion percentage” of any net operating

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

loss deductions. It is possible that benefit and claim payments made by our U.S. insurance business to our foreign affiliates on reinsurance assumed by the U.S. affiliates could be considered base erosion payments and, in the future, cause the U.S. consolidated PFI group to be subject to the BEAT. The Global Intangible Low-Taxed Income (“GILTI”) provision applies a minimum U.S. tax to earnings of consolidated foreign subsidiaries in excess of a 10% deemed return on tangible assets of foreign subsidiaries by imposing the U.S. tax rate to 50% of earnings of such foreign affiliates and provides for a partial foreign tax credit for foreign income taxes. The amount of tax in any period on GILTI can depend on annual differences between U.S. taxable income recognition rules and taxable income recognition rules in the country of operations and the overall taxable income of U.S. operations, as well as U.S. expense allocation rules which limit the amount of foreign tax credits that can be applied to reduce the U.S. tax on the GILTI provision. Under certain circumstances the taxable income of U.S. operations may cause more than 50% of earnings of foreign affiliates to be subject to the GILTI provision. In years that the U.S. consolidated PFI group incurs a net operating loss or has a loss from domestic businesses, the GILTI provision would operate to cause a loss of U.S. tax benefits for some or all of those losses, effectively increasing the tax on foreign earnings. The Company accounts for the effects of the BEAT and GILTI provisions as a period cost if and when incurred.

In December of 2017, Securities and Exchange Commission (“SEC”) staff issued “SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act” (“SAB 118”), which allowed registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 15 to the Consolidated Financial Statements for a discussion of provisional amounts related to the Tax Act of 2017 recorded in 2017 and adjustments to provisional amounts recorded in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 15 for additional information regarding income taxes.

Short-term debt and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General and administrative expenses” in the Company’s Consolidated Statements of Operations. Interest expense may also be reported within “Net investment income” for certain activity, as prescribed by specialized industry guidance. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near-term. See Note 16 for additional information regarding short-term and long-term debt.

Reinsurance payables include corresponding payables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance payables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance payables are associated with the reinsurance arrangements between the Company and related parties. See also “Reinsurance recoverables” above and “Reinsurance” below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities (see Note 17), derivative liabilities (see “Derivative Financial Instruments” below), and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Due to parent and affiliates consist primarily of affiliated accrued payables and affiliated derivative activity.

Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities.”

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 12 for additional information regarding these contracts.

Amounts received as payment for universal or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than universal and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Asset management and service fees principally includes asset-based asset management fees, which are recognized in the period in which the services are performed.

Other income (loss) includes realized and unrealized gains or losses from investments classified “Fixed maturities, trading,” “Assets supporting experience-rated contractholder liabilities, at fair value,” “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

OTHER ACCOUNTING POLICIES

Foreign Currency

There are two distinct processes for expressing foreign transactions and balances in the Company’s financial statements: foreign currency measurement and foreign currency translation. Foreign currency measurement is the process by which transactions in foreign currencies are expressed in the functional currency. Gains and losses resulting from foreign currency measurement are reported in current earnings in “Other income (loss).” Foreign currency translation is the process of expressing a foreign entity’s functional currency financial statements in the reporting currency. Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Foreign currency translation adjustment,” a component of AOCI.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-functional currency earnings and net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 5, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets” or “Due to parent and affiliates,” or as liabilities, within “Other liabilities” or “Due to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the Consolidated Statements of Operations, generally in “Realized investment gains (losses), net.” When swaps are

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

used in hedge accounting relationships, periodic settlements are recorded in the same Consolidated Statements of Operations line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is accounted for in the same manner as a translation adjustment (i.e., reported in the cumulative translation adjustment account within AOCI).

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the Consolidated Statements of Operations line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Other invested assets” or “Other liabilities.”

Reinsurance

For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

The Company participates in reinsurance arrangements in various capacities as either the ceding entity or as the reinsurer (i.e., assuming entity). See Note 13 for additional information about the Company’s reinsurance arrangements. Reinsurance assumed business is generally accounted for consistent with direct business. Amounts currently recoverable under reinsurance agreements are included in “Other assets” and amounts payable are included in “Other liabilities.” Revenues and benefits and expenses include amounts assumed under reinsurance agreements and are reflected net of reinsurance ceded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company’s yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually entered into by the Company with the expectation that the contracts will be in force for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance for universal life products is generally recognized based on the gross assessments of the underlying direct policies. The cost of reinsurance for term insurance products is generally recognized in proportion to yearly renewable term premiums over the life of the underlying polices. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities and deposits made are included in Other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as Other income (loss) or General and administrative expenses, as appropriate.

Accounting for Certain Reinsurance Contracts in the Individual Life Business

In 2017, the Company recognized a charge of $237 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves, DAC and VOBA was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and is included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cashflow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASU”) to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-01

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available for sale” are to be reported in net income within “Other income (loss)” in the Consolidated Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available for sale” were reported in “Accumulated other comprehensive income (loss).”

The impacts of this ASU on the Company’s Consolidated Financial Statements can be categorized as follows: (1) Changes to the presentation within the Consolidated Statements of Financial Position; (2) Cumulative-effect Adjustment Upon Adoption; and (3) Changes to Accounting Policies. Each of these components is described below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(1) Changes to the presentation within the Consolidated Statements of Financial Position

Because of the fundamental accounting changes as described in section “—(3) Changes to Accounting Policies” below, the Company determined that changes to the presentation of certain balances in the investment section of the Company’s Consolidated Statements of Financial Position were also necessary to maintain clarity and logical presentation. The table below illustrates these changes by presenting the balances as previously reported in the Company’s Audited Consolidated Financial Statements for the year ended December 31, 2017 and the reclassifications that were made, along with a footnote explanation of each reclassification.

	December 31, 2017
	As previously reported	Reclassifications				As currently reported
Consolidated Statement of Financial Position Line Items		(1)	(2)	(3)	(4)
	(in millions)
Fixed maturities, available-for-sale, at fair value	$184,686					$184,686
* Fixed maturities, trading, at fair value	0			1,518		1,518
~~Trading account assets supporting insurance liabilities, at fair value~~	19,500	(19,500)				0
* Assets supporting experience-rated contractholder liabilities, at fair value	0	19,500				19,500
~~Other trading account assets, at fair value~~	3,830			(3,830)		0
~~Equity securities, available-for-sale, at fair value~~	3,429		(3,429)			0
* Equity securities, at fair value	0		3,429	325		3,754
Commercial mortgage and other loans	42,552					42,552
Policy loans	8,674					8,674
~~Other long-term investments~~	9,880				(9,880)	0
* Other invested assets	0			1,987	9,880	11,867
Short-term investments	3,731					3,731
Total investments	$276,282	$0	$0	$0	$0	$276,282
* — New line item effective January 1, 2018.
~~Strikethrough~~ — Eliminated line item effective January 1, 2018.
________

(1)
Retitled “Trading account assets supporting insurance liabilities, at fair value” to “Assets supporting experience-rated contractholder liabilities, at fair value” as equity securities are included in this line item, and they can no longer be described as trading.

(2)	Retitled “Equity securities, available-for-sale, at fair value” to “Equity securities, at fair value” as equity securities can no longer be described as available-for-sale.

(3)	Eliminated the line item “Other trading account assets, at fair value” and reclassified each component to another line item.

(4)	Retitled “Other long-term investments” to “Other invested assets.”

(2) Cumulative-effect Adjustment Upon Adoption

The provisions of ASU 2016-01 require that the Company apply the amendments through a cumulative-effect adjustment to the Consolidated Statements of Financial Position as of the beginning of the fiscal year of adoption. The following table illustrates the impact on the Company’s Consolidated Statement of Financial Position as a result of recording this cumulative-effect adjustment on January 1, 2018.

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statement
of Financial Position upon Adoption on January 1, 2018

(in millions)
Increase / (Decrease)

Other invested assets	$223
Total assets	$223

Policyholders’ dividends	$157
Income taxes	13
Total liabilities	170

Accumulated other comprehensive income (loss)	(207)
Retained earnings	260
Total equity	53

Total liabilities and equity	$223

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2018, including policies associated with the adoption of ASU 2016-01.

Other ASU adopted during the year ended December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.

		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss)
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.

The Company early adopted the ASU effective January 1, 2018 and elected to apply the ASU in the period of adoption subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $532 million. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

ASU issued but not yet adopted as of December 31, 2018 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The ASU is effective January 1, 2021 (with early adoption permitted), and will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters

Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.

The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

Amortization of deferred acquisition costs (DAC) and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value with changes in value attributable to changes in an entity’s NPR recognized in OCI.

An entity will apply a retrospective transition method which will include a cumulative-effect adjustment on the balance sheet as of the earliest period presented.
Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., Guaranteed Minimum Death Benefits (“GMDB”) on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other ASU issued but not yet adopted as of December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2016-02, Leases (Topic 842)
This ASU ensures that assets and liabilities from all outstanding lease contracts are recognized on the balance sheet (with limited exception). The ASU substantially changes a Lessee’s accounting for leases and requires the recording on balance sheet of a “right-of-use” asset and liability to make lease payments for most leases. A Lessee will continue to recognize expense in its income statement in a manner similar to the requirements under the current lease accounting standard. For Lessors, the standard modifies classification criteria and accounting for sales-type and direct financing leases and requires a Lessor to derecognize the carrying value of the leased asset that is considered to have been transferred to a Lessee and record a lease receivable and residual asset (“receivable and residual” approach). The standard also eliminates the real estate specific provisions of the current standard (i.e., sale-leaseback).

January 1, 2019 using either the modified retrospective method with a cumulative effect adjustment as of the earliest period presented or the optional transition method with a cumulative effect adjustment recorded as of the beginning of the fiscal year of adoption. Early adoption is permitted.

Upon adoption, the Company expects to apply the optional transition method and record a right-of-use asset and liability of approximately $400 million related to existing operating leases. Any new lease arrangements and/or significant modifications entered into subsequent to the adoption date will be accounted for in accordance with the new standard.

ASU 2016-13, Financial Instruments-Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces the existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
This ASU simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test in current U.S. GAAP, which measures a goodwill impairment by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of the goodwill. Under the ASU, a goodwill impairment should be recorded for the amount by which the carrying amount of a reporting unit exceeds its fair value (capped by the total amount of goodwill allocated to the reporting unit).
		January 1, 2020 using the prospective method (with early adoption permitted).	The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

3.	INVESTMENTS

Fixed Maturity Securities

The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$17,397	$1,380	$194	$18,583	$0
Obligations of U.S. states and their political subdivisions	9,363	449	61	9,751	0
Foreign government bonds	5,108	184	134	5,158	0
U.S. corporate public securities	65,820	2,483	2,232	66,071	(2)
U.S. corporate private securities(1)	23,996	642	381	24,257	0
Foreign corporate public securities	15,335	506	469	15,372	(3)
Foreign corporate private securities	22,124	223	1,151	21,196	0
Asset-backed securities(2)	11,214	150	62	11,302	(157)
Commercial mortgage-backed securities	12,667	89	168	12,588	0
Residential mortgage-backed securities(3)	2,172	34	32	2,174	(1)
Total fixed maturities, available-for-sale(1)	$185,196	$6,140	$4,884	$186,452	$(163)
__________

(1)	Excludes notes with amortized cost of $5,566 million (fair value, $5,566 million), which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $309 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$13,243	$1,769	$94	$14,918	$0
Obligations of U.S. states and their political subdivisions	8,879	860	6	9,733	0
Foreign government bonds	3,996	334	19	4,311	0
U.S. corporate public securities	63,623	6,173	271	69,525	(9)
U.S. corporate private securities(1)	24,117	1,290	104	25,303	0
Foreign corporate public securities	13,157	1,199	72	14,284	(5)
Foreign corporate private securities	20,618	937	322	21,233	0
Asset-backed securities(2)	10,673	243	4	10,912	(231)
Commercial mortgage-backed securities	11,805	212	78	11,939	0
Residential mortgage-backed securities(3)	2,468	69	9	2,528	(2)
Total fixed maturities, available-for-sale(1)	$172,579	$13,086	$979	$184,686	$(247)
__________

(1)	Excludes notes with amortized cost of $3,860 million (fair value, $3,860 million) which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $492 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,467	$13	$3,183	$181	$4,650	$194
Obligations of U.S. states and their political subdivisions	1,677	24	968	37	2,645	61
Foreign government bonds	1,542	56	1,037	78	2,579	134
U.S. corporate public securities	27,797	1,317	10,464	915	38,261	2,232
U.S. corporate private securities	5,998	159	5,921	222	11,919	381
Foreign corporate public securities	6,227	271	2,484	198	8,711	469
Foreign corporate private securities	11,253	658	4,073	493	15,326	1,151
Asset-backed securities	7,244	56	632	6	7,876	62
Commercial mortgage-backed securities	1,658	12	4,551	156	6,209	168
Residential mortgage-backed securities	221	1	1,005	31	1,226	32
Total	$65,084	$2,567	$34,318	$2,317	$99,402	$4,884

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,409	$23	$1,492	$71	$3,901	$94
Obligations of U.S. states and their political subdivisions	31	0	287	6	318	6
Foreign government bonds	1,000	11	178	8	1,178	19
U.S. corporate public securities	4,987	75	4,624	196	9,611	271
U.S. corporate private securities	2,705	40	1,463	64	4,168	104
Foreign corporate public securities	1,270	11	1,106	61	2,376	72
Foreign corporate private securities	994	16	5,075	306	6,069	322
Asset-backed securities	533	1	292	3	825	4
Commercial mortgage-backed securities	2,172	13	2,033	65	4,205	78
Residential mortgage-backed securities	540	3	263	6	803	9
Total	$16,641	$193	$16,813	$786	$33,454	$979

As of December 31, 2018 and 2017, the gross unrealized losses on fixed maturity securities were composed of $4,166 million and $726 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $718 million and $253 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2018, the $2,317 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the utility, consumer non-cyclical and finance sectors. As of December 31, 2017, the $786 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the energy, utility and consumer non-cyclical sectors and in U.S. government bonds. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2018 or 2017. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2018, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2018
	Amortized Cost	Fair Value
	(in millions)
Fixed maturities, available-for-sale:
Due in one year or less	$5,746	$5,731
Due after one year through five years	33,147	33,007
Due after five years through ten years	33,738	33,805
Due after ten years(1)	86,512	87,845
Asset-backed securities	11,214	11,302
Commercial mortgage-backed securities	12,667	12,588
Residential mortgage-backed securities	2,172	2,174
Total	$185,196	$186,452
__________

(1)	Excludes notes with amortized cost of $5,566 million (fair value, $5,566 million), which have been offset with the associated payables under a netting agreement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$28,387	$25,816	$19,169
Proceeds from maturities/prepayments	15,598	17,301	13,435
Gross investment gains from sales and maturities	545	579	370
Gross investment losses from sales and maturities	(572)	(184)	(398)
OTTI recognized in earnings(2)	(259)	(248)	(209)
__________

(1)	Includes $(256) million, $210 million and $25 million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2018, 2017 and 2016, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2018	2017
	(in millions)
Credit loss impairments:
Balance, beginning of period	$311	$333
New credit loss impairments	0	9
Additional credit loss impairments on securities previously impaired	0	10
Increases due to the passage of time on previously recorded credit losses	10	15
Reductions for securities which matured, paid down, prepaid or were sold during the period	(159)	(40)
Reductions for securities impaired to fair value during the period(1)	(23)	(12)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(4)	(4)
Balance, end of period	$135	$311
__________

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Assets Supporting Experience-Rated Contractholder Liabilities

The following table sets forth the composition of “Assets supporting experience-rated contractholder liabilities,” as of the dates indicated:

	December 31, 2018		December 31, 2017
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$215	$215	$245	$245
Fixed maturities:
Corporate securities	13,169	13,028	13,727	13,983
Commercial mortgage-backed securities	2,346	2,324	2,294	2,311
Residential mortgage-backed securities(1)	828	811	961	966
Asset-backed securities(2)	1,649	1,665	1,363	1,392
Foreign government bonds	354	346	356	349
U.S. government authorities and agencies and obligations of U.S. states	383	423	202	250
Total fixed maturities	18,729	18,597	18,903	19,251
Equity securities	1	1	4	4
Total assets supporting experience-rated contractholder liabilities	$18,945	$18,813	$19,152	$19,500
__________

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from assets supporting experience-rated contractholder liabilities still held at period end, recorded within “Other income (loss),” was $(480) million, $175 million and $57 million during the years ended December 31, 2018, 2017 and 2016, respectively.

Equity Securities

The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss),” was $(699) million during the year ended December 31, 2018. The net change in unrealized gains (losses) from equity securities, still held at period end, recorded within "Other comprehensive income (loss)", was $(333) million and $158 million during the years ended December 31, 2017 and 2016.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2018		December 31, 2017
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage and agricultural property loans by property type:
Office	$9,774	22.1%	$9,782	23.0%
Retail	6,628	15.1	6,701	15.7
Apartments/Multi-Family	11,351	25.7	10,969	25.8
Industrial	8,527	19.3	7,210	16.9
Hospitality	1,556	3.5	1,681	3.9
Other	3,055	6.9	3,090	7.3
Total commercial mortgage loans	40,891	92.6	39,433	92.6
Agricultural property loans	3,263	7.4	3,146	7.4
Total commercial mortgage and agricultural property loans by property type	44,154	100.0%	42,579	100.0%
Allowance for credit losses	(98)		(79)
Total net commercial mortgage and agricultural property loans by property type	44,056		42,500
Other loans:
Uncollateralized loans	58		52
Residential property loans	0		0
Other collateralized loans	15		0
Total other loans	73		52
Allowance for credit losses	0		0
Total net other loans	73		52
Total commercial mortgage and other loans	$44,129		$42,552

As of December 31, 2018, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (27%), Texas (9%) and New York (8%)) and included loans secured by properties in Europe (8%).

The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Balance at December 31, 2015	$83	$2	$0	$0	$0	$85
Addition to (release of) allowance for credit losses	(5)	0	0	0	0	(5)
Balance at December 31, 2016	78	2	0	0	0	80
Addition to (release of) allowance for credit losses	(1)	0	0	0	0	(1)
Balance at December 31, 2017	77	2	0	0	0	79
Addition to (release of) allowance for credit losses	19	0	0	0	0	19
Balance at December 31, 2018	$96	$2	$0	$0	$0	$98

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$19	$0	$0	$0	$0	$19
Collectively evaluated for impairment	77	2	0	0	0	79
Total ending balance(1)	$96	$2	$0	$0	$0	$98
Recorded investment(2):
Individually evaluated for impairment	$66	$31	$0	$0	$0	$97
Collectively evaluated for impairment	40,825	3,232	0	15	58	44,130
Total ending balance(1)	$40,891	$3,263	$0	$15	$58	$44,227
__________

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$7	$0	$0	$0	$0	$7
Collectively evaluated for impairment	70	2	0	0	0	72
Total ending balance(1)	$77	$2	$0	$0	$0	$79
Recorded investment(2):
Individually evaluated for impairment	$73	$34	$0	$0	$0	$107
Collectively evaluated for impairment	39,360	3,112	0	0	52	42,524
Total ending balance(1)	$39,433	$3,146	$0	$0	$52	$42,631
__________

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2018
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$22,835	$408	$147	$23,390
60%-69.99%	11,724	428	0	12,152
70%-79.99%	4,367	599	41	5,007
80% or greater	194	116	32	342
Total commercial mortgage loans	$39,120	$1,551	$220	$40,891

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Agricultural property loans

	December 31, 2018
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,948	$194	$57	$3,199
60%-69.99%	64	0	0	64
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$3,012	$194	$57	$3,263

Total commercial mortgage and agricultural property loans

	December 31, 2018
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$25,783	$602	$204	$26,589
60%-69.99%	11,788	428	0	12,216
70%-79.99%	4,367	599	41	5,007
80% or greater	194	116	32	342
Total commercial mortgage and agricultural property loans	$42,132	$1,745	$277	$44,154

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$23,776	$521	$240	$24,537
60%-69.99%	9,456	385	77	9,918
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage loans	$37,585	$1,411	$437	$39,433

Agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,936	$167	$3	$3,106
60%-69.99%	40	0	0	40
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$2,976	$167	$3	$3,146

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Total commercial mortgage and agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$26,712	$688	$243	$27,643
60%-69.99%	9,496	385	77	9,958
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage and agricultural property loans	$40,561	$1,578	$440	$42,579

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$40,891	$0	$0	$0	$0	$40,891	$66
Agricultural property loans	3,249	0	0	14	14	3,263	18
Residential property loans	0	0	0	0	0	0	0
Other collateralized loans	15	0	0	0	0	15	0
Uncollateralized loans	58	0	0	0	0	58	0
Total	$44,213	$0	$0	$14	$14	$44,227	$84
__________

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$39,433	$0	$0	$0	$0	$39,433	$71
Agricultural property loans	3,144	0	0	2	2	3,146	23
Residential property loans	0	0	0	0	0	0	0
Other collateralized loans	0	0	0	0	0	0	0
Uncollateralized loans	52	0	0	0	0	52	0
Total	$42,629	$0	$0	$2	$2	$42,631	$94
__________

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2018	2017
	(in millions)
LPs/LLCs:
Equity method:
Private equity	$3,220	$2,948
Hedge funds	1,324	903
Real estate-related	1,010	776
Subtotal equity method	5,554	4,627
Fair value:
Private equity	1,670	1,308
Hedge funds	1,410	1,545
Real estate-related	278	233
Subtotal fair value(1)	3,358	3,086
Total LPs/LLCs	8,912	7,713
Real estate held through direct ownership	1,430	1,524
Derivative instruments	1,646	2,015
Other(2)	642	615
Total other invested assets(3)	$12,630	$11,867
__________

(1)	As of December 31, 2017, $1,541 million was accounted for using the cost method.

(2)
Primarily includes leveraged leases, and member and activity stock held in the Federal Home Loan Banks of New York and Boston. For additional information regarding the Company’s holdings in the Federal Home Loan Banks of New York and Boston, see Note 16.

(3)	Prior period amounts have been reclassified to conform to current period presentation. For additional information, see Note 2.

Equity Method Investments
The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are described in more detail in Note 9. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2018	2017
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$70,763	$56,432
Total liabilities(2)	$8,293	$15,225
Partners’ capital	62,470	41,207
Total liabilities and partners’ capital	$70,763	$56,432
Total liabilities and partners’ capital included above	$4,913	$4,122
Equity in LP/LLC interests not included above	648	614
Carrying value	$5,561	$4,736
__________

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Liabilities consist primarily of third-party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Years Ended December 31,
	2018	2017	2016
	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$5,809	$5,736	$4,956
Total expenses(2)	(3,222)	(2,300)	(1,995)
Net earnings (losses)	$2,587	$3,436	$2,961
Equity in net earnings (losses) included above	$93	$286	$127
Equity in net earnings (losses) of LP/LLC interests not included above	39	142	86
Total equity in net earnings (losses)	$132	$428	$213
__________

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.

(2)	Expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Net Investment Income

The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Fixed maturities, available-for-sale(1)	$7,763	$7,318	$6,886
Fixed maturities, held-to-maturity(1)	200	188	168
Fixed maturities, trading	53	37	32
Assets supporting experience-rated contractholder liabilities, at fair value	674	695	721
Equity securities, at fair value	61	228	233
Commercial mortgage and other loans	1,850	1,843	1,881
Policy loans	472	477	487
Short-term investments and cash equivalents	182	109	68
Other invested assets	539	1,026	678
Gross investment income	11,794	11,921	11,154
Less: investment expenses	(912)	(756)	(660)
Net investment income(2)	$10,882	$11,165	$10,494
__________

(1)
Includes income on credit-linked notes which are reported on the same financial statement line items as related surplus notes, as conditions are met for right to offset. See Note 16 for additional information.

(2)	Prior period amounts have been reclassified to conform to current period presentation.

The carrying value of non-income producing assets included $145 million in fixed maturities, available-for-sale, $18 million in assets supporting experience-rated contractholder liabilities and less than $1 million in other invested assets as of December 31, 2018. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Fixed maturities(1)	$(286)	$147	$(237)
Equity securities(2)	0	526	276
Commercial mortgage and other loans	(21)	(3)	28
Investment real estate	83	5	15
LPs/LLCs	17	(23)	(94)
Derivatives(3)	272	(371)	918
Other	1	(1)	0
Realized investment gains (losses), net	$66	$280	$906
__________

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income (loss).”

(3)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.

Net Unrealized Gains (Losses) on Investments within AOCI

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2018	2017	2016
	(in millions)
Fixed maturity securities, available-for-sale—with OTTI	$146	$245	$234
Fixed maturity securities, available-for-sale—all other	1,197	11,862	5,196
Equity securities, available-for-sale(1)	0	1,083	1,416
Derivatives designated as cash flow hedges(2)	826	(15)	1,287
Other investments(3)	64	136	57
Net unrealized gains (losses) on investments	$2,233	$13,311	$8,190
__________

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income (loss).”

(2)	See Note 5 for more information on cash flow hedges.

(3)	Includes net unrealized gains on affiliated notes receivable and certain joint ventures that are strategic in nature and are included in “Other assets.”

Repurchase Agreements and Securities Lending

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. The following table sets forth the composition of “Securities sold under agreements to repurchase,” as of the dates indicated:

	December 31, 2018			December 31, 2017
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$975	$8,614	$9,589	$911	$7,349	$8,260
U.S. corporate public securities	19	0	19	1	0	1
Foreign corporate public securities	0	0	0	0	0	0
Residential mortgage-backed securities	0	342	342	0	139	139
Total securities sold under agreements to repurchase(1)	$994	$8,956	$9,950	$912	$7,488	$8,400
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table sets forth the composition of “Cash collateral for loaned securities” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2018			December 31, 2017
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$105	$0	$105	$87	$35	$122
Obligations of U.S. states and their political subdivisions	88	0	88	103	0	103
Foreign government bonds	325	0	325	325	0	325
U.S. corporate public securities	2,562	0	2,562	2,954	0	2,954
Foreign corporate public securities	693	0	693	655	0	655
Residential mortgage-backed securities	0	0	0	0	0	0
Equity securities	155	0	155	177	0	177
Total cash collateral for loaned securities(1)	$3,928	$0	$3,928	$4,301	$35	$4,336
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

Securities Pledged

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties, as of the dates indicated:

	December 31,
	2018	2017
	(in millions)
Fixed maturities(1)	$13,975	$13,354
Assets supporting experience-rated contractholder liabilities	123	380
Separate account assets	2,811	2,992
Equity securities	152	172
Total securities pledged(2)	$17,061	$16,898
__________

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Prior period amounts have been reclassified to conform to current period presentation.

The following table sets forth the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2018	2017
	(in millions)
Securities sold under agreements to repurchase	$9,950	$8,400
Cash collateral for loaned securities	3,928	4,336
Separate account liabilities	2,867	3,064
Policyholders’ account balances(1)	0	436
Total liabilities supported by the pledged collateral	$16,745	$16,236
__________

(1)	Represents amounts supporting outstanding funding agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and postings of collateral from OTC derivative counterparties. The fair value of this collateral was approximately $5,175 million as of December 31, 2018 (the largest components of which included $1,428 million of securities and $3,747 million of cash from OTC derivative counterparties) and $5,373 million as of December 31, 2017 (the largest components of which included $1,331 million of securities and $4,042 million of cash from OTC derivative counterparties). A portion of the aforementioned securities, for both periods, had either been sold or repledged.

Assets on Deposit, Held in Trust, and Restricted as to Sale

The following table provides assets on deposit, assets held in trust, and securities restricted as to sale, as of the dates indicated:

	December 31,
	2018	2017
	(in millions)
Assets on deposit with governmental authorities or trustees	$18	$19
Assets held in voluntary trusts(1)	609	606
Assets held in trust related to reinsurance and other agreements(2)	20,764	16,979
Securities restricted as to sale(3)	40	59
Total assets on deposit, assets held in trust and securities restricted as to sale	$21,431	$17,663
 __________

(1)	Represents assets held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.

(2)
Represents assets held in trust related to reinsurance agreements excluding reinsurance agreements between wholly-owned subsidiaries. Assets valued at $8.6 billion and $9.2 billion were held in trust related to reinsurance agreements between wholly-owned subsidiaries as of December 31, 2018 and 2017, respectively.

(3)	Includes member and activity-based stock associated with memberships in the Federal Home Loan Banks of New York and Boston.

4.	VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special-purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If the Company determines that it is the VIE’s primary beneficiary, it consolidates the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs.

The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIEs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31,
	2018	2017
	(in millions)
Assets supporting experience-rated contractholder liabilities	$8	$9
Total assets of consolidated VIEs(1)	$8	$9
Other liabilities	0	0
Total liabilities of consolidated VIEs	$0	$0
__________

(1)	Prior period amounts have been reclassified to conform to current period presentation. See “Adoption of ASU 2016-01” in Note 2 for details.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager. These VIEs consist primarily of investment funds for which the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs that are managed by affiliates is limited to its investment in the VIEs, which was $65 million and $87 million at December 31, 2018 and 2017, respectively. These investments are reflected in “Fixed maturities, available-for-sale,” “Fixed maturities, trading,” “Equity securities” and “Other invested assets.” There are no liabilities associated with these unconsolidated VIEs on the Company’s Consolidated Statements of Financial Position.

In the normal course of its activities, the Company will invest in LPs/LLCs, which include hedge funds, private equity funds and real estate-related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other invested assets” and its maximum exposure to loss associated with these entities was $8,912 million and $7,713 million as of December 31, 2018 and 2017, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 3 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

5.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and London Inter-Bank Offered Rate (“LIBOR”), plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar-equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

The Company writes credit default swaps to gain exposure similar to investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Contracts

TBAs. The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost-effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells certain products (for example, variable annuities), which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to offset certain risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors and other instruments.

Synthetic Guarantees. The Company sells synthetic GICs, through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. The synthetic GICs are issued in respect of assets that are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

Primary Risks Managed by Derivatives

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral and NPR. This netting impact results in total derivative assets of $1,647 million and $2,015 million as of December 31, 2018 and 2017, respectively, and total derivative liabilities of $420 million and $1,568 million as of December 31, 2018 and 2017, respectively, reflected in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2018			December 31, 2017
		Gross Fair Value			Gross Fair Value
Primary Underlying/Instrument Type	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$3,886	$302	$(65)	$3,052	$256	$(86)
Interest Rate Forwards	600	26	0	0	0	0
Foreign Currency
Foreign Currency Forwards	415	23	0	336	0	(3)
Currency/Interest Rate
Foreign Currency Swaps	18,339	1,386	(277)	15,679	707	(635)
Total Qualifying Hedges	$23,240	$1,737	$(342)	$19,067	$963	$(724)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$232,058	$8,160	$(7,283)	$259,582	$10,238	$(8,778)
Interest Rate Futures	12,529	18	0	21,822	16	(1)
Interest Rate Options	43,365	397	(454)	36,212	353	(378)
Interest Rate Forwards	2,632	57	(57)	0	0	0
Foreign Currency
Foreign Currency Forwards	64,475	737	(711)	75,678	790	(821)
Foreign Currency Options	3	0	0	118	0	0
Currency/Interest Rate
Foreign Currency Swaps	30,799	1,585	(1,278)	30,852	1,574	(1,582)
Credit
Credit Default Swaps	5,238	33	(23)	1,368	21	(5)
Equity
Equity Futures	266	0	(1)	37	0	0
Equity Options	85,656	802	(830)	70,067	910	(836)
Total Return Swaps	32,477	1,185	(1,117)	30,017	375	(378)
Synthetic GICs	79,215	2	0	77,290	0	(1)
Total Non-Qualifying Derivatives	$588,713	$12,976	$(11,754)	$603,043	$14,277	$(12,780)
Total Derivatives(1)	$611,953	$14,713	$(12,096)	$622,110	$15,240	$(13,504)
__________

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $5,924 million and $5,604 million as of December 31, 2018 and 2017, respectively, primarily included in “Future policy benefits.”

Most of the Company’s derivatives do not qualify for hedge accounting for various reasons. For example: (i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income; (ii) derivatives that are utilized as macro hedges of the Company’s exposure to various risks typically do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedge accounting rules; and (iii) synthetic GIC, which are product standalone derivatives, do not qualify as hedging instruments under hedge accounting rules.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$14,711	$(13,036)	$1,675	$(679)	$996
Securities purchased under agreement to resell	307	0	307	(307)	0
Total assets	$15,018	$(13,036)	$1,982	$(986)	$996
Offsetting of Financial Liabilities:
Derivatives(1)	$12,096	$(11,665)	$431	$53	$484
Securities sold under agreement to repurchase	9,950	0	9,950	(9,950)	0
Total liabilities	$22,046	$(11,665)	$10,381	$(9,897)	$484

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$15,239	$(13,183)	$2,056	$(672)	$1,384
Securities purchased under agreement to resell	233	0	233	(233)	0
Total assets	$15,472	$(13,183)	$2,289	$(905)	$1,384
Offsetting of Financial Liabilities:
Derivatives(1)	$13,501	$(11,903)	$1,598	$(447)	$1,151
Securities sold under agreement to repurchase	8,400	0	8,400	(8,400)	0
Total liabilities	$21,901	$(11,903)	$9,998	$(8,847)	$1,151
__________

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above, see “—Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. See Note 2 for additional information.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Policyholders’ Benefits	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$(65)	$(9)	$0	$0	$(65)	$35	$0
Total fair value hedges	(65)	(9)	0	0	(65)	35	0
Cash flow hedges
Interest Rate	0	0	0	(1)	0	0	32
Currency	0	0	0	0	0	0	20
Currency/Interest Rate	0	193	243	0	0	0	789
Total cash flow hedges	0	193	243	(1)	0	0	841
Net investment hedges
Currency	0	0	0	0	0	0	0
Total net investment hedges	0	0	0	0	0	0	0
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(282)	0	0	0	0	0	0
Currency	158	0	0	0	0	0	0
Currency/Interest Rate	477	0	3	0	0	0	0
Credit	(55)	0	0	0	0	0	0
Equity	42	0	0	0	0	0	0
Embedded Derivatives	14	0	0	0	0	0	0
Total non-qualifying hedges	354	0	3	0	0	0	0
Total	$289	$184	$246	$(1)	$(65)	$35	$841

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$16	$(19)	$0	$0	$(1)	$0
Total fair value hedges	16	(19)	0	0	(1)	0
Cash flow hedges
Interest Rate	0	0	0	(2)	0	7
Currency	0	0	0	0	0	(3)
Currency/Interest Rate	0	174	(292)	0	0	(1,306)
Total cash flow hedges	0	174	(292)	(2)	0	(1,302)
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	596	0	0	0	0	0
Currency	(171)	0	0	0	0	0
Currency/Interest Rate	(356)	0	(5)	0	0	0
Credit	8	0	0	0	0	0
Equity	(390)	0	0	0	0	0
Embedded Derivatives	(60)	0	0	0	0	0
Total non-qualifying hedges	(373)	0	(5)	0	0	0
Total	$(357)	$155	$(297)	$(2)	$(1)	$(1,303)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$26	$(31)	$0	$0	$0	$0
Total fair value hedges	26	(31)	0	0	0	0
Cash flow hedges
Interest Rate	0	0	0	(3)	0	(4)
Currency/Interest Rate	0	120	260	0	0	140
Total cash flow hedges	0	120	260	(3)	0	136
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	286	0	0	0	0	0
Currency	73	0	0	0	0	0
Currency/Interest Rate	194	0	3	0	0	0
Credit	36	0	0	0	0	0
Equity	(192)	0	0	0	0	0
Embedded Derivatives	518	0	0	0	0	0
Total non-qualifying hedges	915	0	3	0	0	0
Total	$941	$89	$263	$(3)	$0	$135
__________

(1)	Amounts deferred in AOCI.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

For the years ended December 31, 2018, 2017, and 2016, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in millions)
Balance, December 31, 2015	$1,151
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	578
Amount reclassified into current period earnings	(442)
Balance, December 31, 2016	1,287
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(1,327)
Amount reclassified into current period earnings	25
Balance, December 31, 2017	(15)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2018	1,356
Amount reclassified into current period earnings	(515)
Balance, December 31, 2018	$826

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Comprehensive Income; these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2018 values, it is estimated that a pre-tax gain of approximately $258 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2019, offset by amounts pertaining to the hedged items.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of future cash flows from forecasted transactions denominated in foreign currencies, the purchases of invested assets, and the receipt or payment of variable interest on existing financial instruments. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 5 years.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within AOCI were $116 million in 2018, $116 million in 2017, and $117 million in 2016, respectively.

Credit Derivatives

Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $115 million and $170 million as of December 31, 2018 and 2017, respectively. These credit derivatives are reported at fair value as an asset of $1 million and $2 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018, these credit derivatives’ notionals had the following NAIC ratings: $36 million in NAIC 1, $65 million in NAIC 2, $4 million in NAIC 3 and $10 million NAIC 4. The Company has also written credit protection on certain index reference and had outstanding notional amounts of $4,978 million and $1,020 million, as of December 31, 2018 and 2017, respectively. These credit derivatives are reported at fair value as an asset of $10 million and $19 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $5 million in NAIC 2, $4,408 million in NAIC 3, $5 million in NAIC 4 and $510 million NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These single name credit derivatives have maturities of less than 2 years, while the credit protection on the index references have maturities of less than 29 years.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2018 and 2017, the Company had $145 million and $178 million of outstanding notional amounts, reported at fair value as a liability of $1 million and $5 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. In addition, certain of the Company’s derivative agreements contain credit-risk related contingent features; if the credit rating of one of the parties to the derivative agreement is to fall below a certain level, the party with positive fair value could request termination at the then fair value or demand immediate full collateralization from the party whose credit rating fell and is in a net liability position.

As of December 31, 2018, there were no net liability derivative positions with counterparties with credit risk-related contingent features; as such, all derivatives have been appropriately collateralized by the Company or the counterparty in accordance with the terms of the derivative agreements.

6.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain consolidated real estate funds for which the Company is the general partner and embedded derivatives resulting from certain products with guaranteed benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level—The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$18,510	$73	$	$18,583
Obligations of U.S. states and their political subdivisions	0	9,746	5		9,751
Foreign government bonds	0	5,145	13		5,158
U.S. corporate public securities	0	65,999	72		66,071
U.S. corporate private securities(2)	0	22,589	1,668		24,257
Foreign corporate public securities	0	15,356	16		15,372
Foreign corporate private securities	0	20,556	640		21,196
Asset-backed securities(3)	0	10,455	847		11,302
Commercial mortgage-backed securities	0	12,575	13		12,588
Residential mortgage-backed securities	0	2,172	2		2,174
Subtotal	0	183,103	3,349		186,452
Assets supporting experience-rated contractholder liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	227	0		227
Obligations of U.S. states and their political subdivisions	0	196	0		196
Foreign government bonds	0	121	225		346
Corporate securities	0	12,584	444		13,028
Asset-backed securities(3)	0	1,516	149		1,665
Commercial mortgage-backed securities	0	2,324	0		2,324
Residential mortgage-backed securities	0	811	0		811
Equity securities	0	0	1		1
All other(5)	0	215	0		215
Subtotal	0	17,994	819		18,813
Fixed maturities, trading	0	1,726	40		1,766
Equity securities	2,008	583	307		2,898
Other invested assets(6)	19	14,690	2	(13,036)	1,675
Short-term investments	362	2,063	89		2,514
Cash equivalents	914	3,089	77		4,080
Other assets	0	0	0		0
Reinsurance recoverables - affiliated	0	0	5,096		5,096
Reinsurance recoverables - unaffiliated	0	0	15		15
Due from parent and affiliates	0	2,437	100		2,537
Separate account assets(7)(8)	35,872	181,731	1,534		219,137
Total assets	$39,175	$407,416	$11,428	$(13,036)	$444,983
Future policy benefits(9)	$0	$0	$5,897	$	$5,897
Other liabilities	1	5,376	13	(5,278)	112
Due to parent and affiliates	0	6,708	0	(6,387)	321
Total liabilities	$1	$12,084	$5,910	$(11,665)	$6,330

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$14,871	$47	$	$14,918
Obligations of U.S. states and their political subdivisions	0	9,728	5		9,733
Foreign government bonds	0	4,285	26		4,311
U.S. corporate public securities	0	69,508	17		69,525
U.S. corporate private securities(2)	0	23,534	1,769		25,303
Foreign corporate public securities	0	14,252	32		14,284
Foreign corporate private securities	0	20,637	596		21,233
Asset-backed securities(3)	0	5,370	5,542		10,912
Commercial mortgage-backed securities	0	11,926	13		11,939
Residential mortgage-backed securities	0	2,525	3		2,528
Subtotal	0	176,636	8,050		184,686
Assets supporting experience-rated contractholder liabilities(4):
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42	0		42
Obligations of U.S. states and their political subdivisions	0	208	0		208
Foreign government bonds	0	126	223		349
Corporate securities	0	13,521	462		13,983
Asset-backed securities(3)	0	670	722		1,392
Commercial mortgage-backed securities	0	2,311	0		2,311
Residential mortgage-backed securities	0	965	1		966
Equity securities	0	0	4		4
All other(5)	25	105	7		137
Subtotal	25	17,948	1,419		19,392
Fixed maturities, trading(4)	0	1,481	37		1,518
Equity securities(4)	2,866	542	346		3,754
Other invested assets(4)(6)	16	15,181	1	(13,183)	2,015
Short-term investments	1,529	1,394	7		2,930
Cash equivalents	619	4,348	0		4,967
Other assets	0	1	0		1
Reinsurance recoverables - affiliated	0	0	4,973		4,973
Reinsurance recoverables - unaffiliated	0	0	13		13
Due from parent and affiliates	0	2,629	100		2,729
Separate account assets(7)(8)	41,761	195,699	2,122		239,582
Total assets	$46,816	$415,859	$17,068	$(13,183)	$466,560
Future policy benefits(9)	$0	$0	$5,768	$	$5,768
Other liabilities	1	5,942	50	(5,307)	686
Due to parent and affiliates	0	7,524	0	(6,596)	928
Total liabilities	$1	$13,466	$5,818	$(11,903)	$7,382
__________

(1)
“Netting” amounts represent cash collateral of $1,371 million and $1,280 million as of December 31, 2018 and 2017, respectively. and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Excludes notes with both fair value and carrying amount of $5,566 million and $3,860 million as of December 31, 2018 and 2017, respectively, which have been offset with the associated payables under a netting agreement.

(3)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(4)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

(5)	All other represents cash equivalents and short-term investments.

(6)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2018 and 2017, the fair values of such investments were $3,358 million and $1,545 million respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(7)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and other invested assets. At December 31, 2018 and 2017, the fair value of such investments were $25,838 million and $26,151 million, respectively.

(8)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(9)
As of December 31, 2018, the net embedded derivative liability position of $5.9 billion includes $0.6 billion of embedded derivatives in an asset position and $6.5 billion of embedded derivatives in a liability position. As of December 31, 2017, the net embedded derivative liability position of $5.8 billion includes $0.8 billion of embedded derivatives in an asset position and $6.6 billion of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2018 and 2017, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including but not limited to observed prices and spreads for similar publicly-traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Assets Supporting Experience-Rated Contractholder Liabilities—Assets supporting experience-rated contractholder liabilities consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly-traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Invested Assets—Other invested assets primarily include investments in LPs/LLCs, derivatives and certain limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are primarily investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. For the unconsolidated fund investments, the fair value is primarily determined by the fund managers and is measured at NAV as a practical expedient.

Reinsurance Recoverables - Affiliated—Reinsurance recoverables carried at fair value and reflected in Level 3 primarily consist of the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. The methods and assumptions used to estimate the fair value are consistent with those described in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Assets supporting experience-rated contractholder liabilities,” or “Other invested assets,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate account assets include mutual funds, fixed maturity securities, treasuries, equity securities, real estate and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Commercial Mortgage and Other Loans.”

Other Liabilities—Other liabilities include certain derivative instruments, including embedded derivatives associated with certain Policyholders’ account balances. The fair values are primarily determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to/from Parent and Affiliates—Due to/from parent and affiliates consist primarily of notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Future Policy Benefits—The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts offered by the Company’s Individual Annuities segment, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

 Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities—The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum			Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,163	Discounted cash flow	Discount rate	3.51%		-	20.00%		9.14%		Decrease
		Market comparables	EBITDA multiples(3)	8.5	X	-	8.5	X	8.5	X	Increase
		Liquidation	Liquidation value	11.77%		-	43.00%		30.33%		Increase
Separate account assets-commercial mortgage loans(4)	$785	Discounted cash flow	Spread	1.12%		-	2.55%		1.29%		Decrease
Reinsurance recoverables - affiliated	$5,096	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,897	Discounted cash flow	Lapse rate(6)	1%		-	13%				Decrease
			Spread over LIBOR(7)	0.36%		-	1.60%				Decrease
			Utilization rate(8)	50%		-	97%				Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%		-	15%				Decrease
			Equity volatility curve	18%		-	22%				Increase

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,148	Discounted cash flow	Discount rate	2.68%	-	22.23%	7.75%	Decrease
		Liquidation	Liquidation value	13.10%	-	25.00%	14.68%	Increase
Separate account assets-commercial mortgage loans(4)	$821	Discounted cash flow	Spread	1.08%	-	2.78%	1.20%	Decrease
Reinsurance recoverables - affiliated	$4,973	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,768	Discounted cash flow	Lapse rate(6)	1%	-	12%		Decrease
			Spread over LIBOR(7)	0.12%	-	1.10%		Decrease
			Utilization rate(8)	52%	-	97%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	-	14%		Decrease
			Equity volatility curve	13%	-	24%		Increase
__________

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale, assets supporting experience-rated contractholder liabilities and fixed maturities, trading.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(4)
Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments are not reflected in the Company’s Consolidated Statements of Operations.

(5)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(7)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2018 and 2017, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits—The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Changes in Level 3 Assets and Liabilities––The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate. During the second quarter of 2018, $4,444 million of investments in collateralized loan obligations (“CLOs”) reported as “Asset-backed securities” were transferred from Level 3 to Level 2 as market activity, liquidity and overall observability of valuation inputs of CLOs have increased.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2018(1)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(4)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(6)
	(in millions)
Fixed maturities, available-for-sale:
U.S. government	$47	$0	$26	$0	$0	$0	$0	$0	$0	$73	$0
U.S. states	5	0	0	0	0	0	0	0	0	5	0
Foreign government	26	(2)	5	0	0	0	0	15	(31)	13	0
Corporate securities(1)	2,414	(92)	880	(23)	0	(920)	(20)	391	(234)	2,396	(53)
Structured securities(2)	5,558	(19)	2,329	(182)	0	(1,454)	1	1,081	(6,452)	862	0
Assets supporting experience-rated contractholder liabilities(5):
Foreign government	223	7	0	0	0	(5)	0	0	0	225	2
Corporate securities(1)	462	(35)	147	0	0	(179)	0	72	(23)	444	(37)
Structured securities(2)	723	(1)	98	0	0	(166)	0	33	(538)	149	(2)
Equity securities	4	1	0	(4)	0	0	0	0	0	1	0
All other activity	7	(1)	90	(3)	0	(93)	0	0	0	0	0
Other assets:
Fixed maturities, trading(5)	37	7	1	0	0	(3)	0	0	(2)	40	6
Equity securities(5)	346	(2)	35	(48)	0	(5)	1	5	(25)	307	(11)
Other invested assets(5)	1	3	0	0	0	0	(2)	0	0	2	2
Short-term investments	7	0	287	0	0	(201)	(4)	0	0	89	(1)
Cash equivalents	0	(1)	95	(2)	0	(15)	0	0	0	77	0
Reinsurance recoverables - affiliated	4,973	(678)	801	0	0	0	0	0	0	5,096	(486)
Reinsurance recoverables - unaffiliated	13	(34)	36	0	0	0	0	0	0	15	(34)
Due from parent and affiliates	100	(1)	0	0	0	0	0	348	(347)	100	0
Separate account assets(3)	2,122	(64)	587	(36)	0	(358)	0	287	(1,004)	1,534	(52)
Liabilities:
Future policy benefits	(5,768)	819	0	0	(948)	0	0	0	0	(5,897)	597
Other liabilities	(50)	26	0	0	0	10	1	0	0	(13)	27

	Year Ended December 31, 2018(1)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(6)
	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances
	(in millions)
Fixed maturities, available-for-sale	$(23)	$0	$0	$(106)	$16	$(53)	$0	$0
Assets supporting experience-rated contractholder liabilities(5)	0	(37)	0	0	8	0	(37)	0
Other assets:
Fixed maturities, trading(5)	0	6	0	0	1	0	6	0
Equity securities(5)	0	(2)	0	0	0	0	(11)	0
Other invested assets(5)	3	0	0	0	0	2	0	0
Short-term investments	0	0	0	0	0	(1)	0	0
Cash equivalents	(1)	0	0	0	0	0	0	0
Reinsurance recoverables - affiliated	(678)	0	0	0	0	(486)	0	0
Reinsurance recoverables - unaffiliated	(34)	0	0	0	0	(34)	0	0
Due from parent and affiliates	0	0	0	(1)	0	0	0	0
Separate account assets(3)	0	0	(66)	0	2	0	0	(52)
Liabilities:
Future policy benefits	819	0	0	0	0	597	0	0
Other liabilities	26	0	0	0	0	27	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017(7)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(4)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(6)
	(in millions)
Fixed maturities, available-for-sale:
U.S. government	$0	$0	$38	$0	$0	$0	$9	$0	$0	$47	$0
U.S. states	5	0	7	0	0	0	0	0	(7)	5	0
Foreign government	2	2	0	0	0	0	0	36	(14)	26	0
Corporate securities(1)	1,731	(99)	417	(134)	0	(591)	(31)	1,328	(207)	2,414	(146)
Structured securities(2)	3,930	92	4,234	(524)	0	(2,511)	(2)	3,478	(3,139)	5,558	0
Assets supporting experience-rated contractholder liabilities(5)
Foreign government	227	0	0	0	0	(4)	0	0	0	223	(5)
Corporate securities(1)	154	(31)	123	(2)	0	(114)	(3)	353	(18)	462	(33)
Structured securities(2)	290	4	614	(19)	0	(318)	0	548	(396)	723	4
Equity securities	0	0	0	0	0	0	4	0	0	4	0
All other activity	0	0	46	0	0	(39)	0	0	0	7	0
Other assets:
Fixed maturities, trading(5)	10	3	1	0	0	(38)	4	83	(26)	37	2
Equity securities(5)	297	25	19	(13)	0	(4)	18	38	(34)	346	34
Other invested assets(5)	6	0	0	0	0	0	(5)	0	0	1	0
Short-term investments	0	0	30	0	0	(23)	0	0	0	7	0
Cash equivalents	0	2	93	0	0	(99)	0	4	0	0	0
Reinsurance recoverables - affiliated	4,607	(401)	767	0	0	0	0	0	0	4,973	(263)
Reinsurance recoverables - unaffiliated	0	(20)	33	0	0	0	0	0	0	13	(21)
Due from parent and affiliates	845	0	100	0	0	(500)	0	0	(345)	100	0
Separate account assets(3)	1,849	83	1,121	(97)	0	(725)	0	353	(462)	2,122	78
Liabilities:
Future policy benefits	(5,341)	480	0	0	(907)	0	0	0	0	(5,768)	314
Other liabilities	(22)	(37)	0	0	0	4	5	0	0	(50)	(37)

	Year Ended December 31, 2017(7)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(6)
	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances
	(in millions)
Fixed maturities, available-for-sale	$(20)	$0	$0	$(5)	$20	$(146)	$0	$0
Assets supporting experience-rated contractholder liabilities(5)	0	(35)	0	0	8	0	(34)	0
Other assets:
Fixed maturities, trading(5)	0	2	0	0	1	0	2	0
Equity securities(5)	(2)	23	0	4	0	(4)	38	0
Other invested assets(5)	0	0	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	2	0	0	0
Reinsurance recoverables - affiliated	(401)	0	0	0	0	(263)	0	0
Reinsurance recoverables - unaffiliated	(20)	0	0	0	0	(21)	0	0
Due from parent and affiliates	0	0	0	0	0	0	0	0
Separate account assets(3)	0	0	81	0	2	0	0	78
Liabilities:
Future policy benefits	480	0	0	0	0	314	0	0
Other liabilities	(37)	0	0	0	0	(37)	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2016, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2016.

	Year Ended December 31, 2016(7)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(6)
	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income	Interest credited to policyholders’ account balances
	(in millions)
Fixed maturities, available-for-sale	$(111)	$0	$0	$63	$19	$(115)	$0	$0
Assets supporting experience-rated contractholder liabilities(5)	0	(18)	0	0	5	0	(17)	0
Other assets:
Fixed maturities, trading(5)	0	(4)	0	0	0	0	0
Equity securities(5)	50	14	0	(60)	0	0	13	0
Other invested assets(5)	(1)	0	0	0	0	(1)	0	0
Reinsurance recoverables - affiliated	(388)	0	0	0	0	3,923	0	0
Reinsurance recoverables - unaffiliated	(30)	0	0	0	0	(30)	0	0
Due from parent and affiliates	(1)	0	0	31	0	0	0	0
Separate account assets(3)	1	0	22	0	17	0	0	3
Liabilities:
Future policy benefits	1,034	0	0	0	0	815	0	0
Other liabilities	(8)	0	0	0	0	(9)	0	0
__________

(1)	Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.

(2)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.

(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(4)	Other for the period ended December 31, 2018 and December 31, 2017 primarily represents reclassifications of certain assets between reporting categories.

(5)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

(6)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(7)	Prior period amounts have been updated to conform to current period presentation.

Derivative Fair Value Information

The following tables present the balances of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying risk. These tables include NPR and exclude embedded derivatives and associated reinsurance recoverables. The derivative assets and liabilities shown below are included in “Other invested assets” or “Other liabilities” in the tables contained within the sections “—Assets and Liabilities by Hierarchy Level” and “—Changes in Level 3 Assets and Liabilities,” above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$18	$8,912	$2	$	$8,932
Currency	0	760	0		760
Credit	0	33	0		33
Currency/Interest Rate	0	2,971	0		2,971
Equity	0	1,987	0		1,987
Netting(1)				(13,036)	(13,036)
Total derivative assets	$18	$14,663	$2	$(13,036)	$1,647
Derivative liabilities:
Interest Rate	$0	$7,848	$0	$	$7,848
Currency	0	711	0		711
Credit	0	23	0		23
Currency/Interest Rate	0	1,555	0		1,555
Equity	1	1,947	0		1,948
Netting(1)				(11,665)	(11,665)
Total derivative liabilities	$1	$12,084	$0	$(11,665)	$420

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$16	$10,805	$0	$	$10,821
Currency	0	790	0		790
Credit	0	21	0		21
Currency/Interest Rate	0	2,281	0		2,281
Equity	0	1,284	1		1,285
Netting(1)				(13,183)	(13,183)
Total derivative assets	$16	$15,181	$1	$(13,183)	$2,015
Derivative liabilities:
Interest Rate	$1	$9,207	$3	$	$9,211
Currency	0	824	0		824
Credit	0	5	0		5
Currency/Interest Rate	0	2,217	0		2,217
Equity	0	1,214	0		1,214
Netting(1)				(11,903)	(11,903)
Total derivative liabilities	$1	$13,467	$3	$(11,903)	$1,568
__________

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreement.

Changes in Level 3 Derivative Assets and Liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2018(5)
	Fair Value, beginning of period	Total realized and unrealized gains (losses) (4)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3 (2)	Transfers out of Level 3 (2)	Fair Value, end of period	Unrealized gains (losses) for assets still held (4)
	(in millions)
Net Derivative - Equity	$1	$0	$0	$0	$0	$0	$(1)	$0	$0	$0	$0
Net Derivative - Interest Rate	(3)	5	0	0	0	0	0	0	0	2	1

	Year Ended December 31, 2017(5)
	Fair Value, beginning of period	Total realized and unrealized gains (losses) (4)	Purchases	Sales	Issuances	Settlements	Other(3)	Transfers into Level 3 (2)	Transfers out of Level 3 (2)	Fair Value, end of period	Unrealized gains (losses) for assets still held (4)
	(in millions)
Net Derivative - Equity	$0	$0	$0	$0	$0	$0	$1	$0	$0	$1	$0
Net Derivative - Interest Rate	4	(7)	0	0	0	0	0	0	0	(3)	0

	Year Ended December 31, 2016(5)
	Fair Value, beginning of period	Total realized and unrealized gains (losses) (4)	Purchases	Sales	Issuances	Settlements	Other(6)	Transfers into Level 3 (2)	Transfers out of Level 3 (2)	Fair Value, end of period	Unrealized gains (losses) for assets still held (4)
	(in millions)
Net Derivative - Equity	$30	$0	$0	$0	$0	$0	$(30)	$0	$0	$0	$0
Net Derivative - Interest Rate	5	(1)	0	0	0	0	0	0	0	4	0
__________

(1)	Represents conversion of warrants to equity shares.

(2)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such positions still held at the end of the quarter.

(3)	Related to warrants received in restructuring a certain asset that resulted in reclassification of reporting category.

(4)	Total realized and unrealized gains (losses) as well as unrealized gains (losses) for assets still held at the end of the period are recorded in “Realized investment gains (losses), net.”

(5)	Prior period amounts have been updated to conform to current period presentation.

(6)	Related to private warrants reclassified from derivatives to trading securities.

Nonrecurring Fair Value Measurements—The following table represents information for assets measured at fair value on a nonrecurring basis. The fair value measurement is nonrecurring as these assets are measured at fair value only when there is a triggering event (e.g., an evidence of impairment). Assets included in the table are those that were impaired during the respective reporting periods and that are still held as of the reporting date. The estimated fair values for these amounts were determined using significant unobservable inputs (Level 3).

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Realized investment gains (losses) net
Commercial mortgage loans(1):	$(12)	$(2)	$(5)
Cost method investments(2):	$0	$(28)	$(85)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Years Ended December 31,
	2018	2017
	(in millions)
Carrying value as of period end
Commercial mortgage loans(1):	$47	$64
Cost method investments(2):	$0	$141
__________

(1)	Commercial mortgage loans are valued based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral.

(2)
Due to the adoption of ASU 2016-01 effective January 1, 2018, LPs/LLCs (formerly accounted for under the cost method) are carried at fair value at each reporting date with changes in fair value reported in “Other income.” Therefore, these assets are no longer reported in this table because they are no longer carried at fair value on a non-recurring basis.

Fair Value Option

The fair value option allows the Company to elect fair value as an alternative measurement for selected financial assets and financial liabilities not otherwise reported at fair value. Such elections have been made by the Company to help mitigate volatility in earnings that result from different measurement attributes. Electing the fair value option also allows the Company to achieve consistent accounting for certain assets and liabilities. Changes in fair value are reflected in "Other income" for other invested assets.

The following tables present information regarding assets and liabilities where the fair value option has been elected.

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Assets:
Other invested assets(1):
Changes in fair value	$0	$117	$52

	Years Ended December 31,
	2018	2017
	(in millions)
Assets:
Other invested assets(1):
Fair value as of period end	$0	$1,545
__________

(1)	Effective January 1, 2018, LPs/LLCs are reported at fair value due to adoption of ASU 2016-01, which in prior period were reported at fair value option. See Note 2 for details.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2018(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Assets supporting experience-rated contractholder liabilities	$0	$0	$0	$0	$0
Commercial mortgage and other loans	0	0	44,255	44,255	44,129
Policy loans	0	0	8,645	8,645	8,645
Other invested assets	0	40	0	40	40
Other affiliated notes receivable	0	6,049	202	6,251	5,991
Short-term investments	325	16	0	341	341
Cash and cash equivalents	1,026	313	0	1,339	1,339
Accrued investment income	0	2,221	0	2,221	2,221
Reinsurance recoverables - affiliated	0	0	231	231	238
Reinsurance recoverables - unaffiliated	0	0	483	483	483
Due from parent and affiliates	0	252	0	252	252
Other assets	5	928	0	933	933
Total assets	$1,356	$9,819	$53,816	$64,991	$64,612
Liabilities:
Policyholders’ account balances—investment contracts	$0	$26,430	$39,038	$65,468	$65,375
Securities sold under agreements to repurchase	0	9,950	0	9,950	9,950
Cash collateral for loaned securities	0	3,928	0	3,928	3,928
Short-term debt	0	979	659	1,638	1,597
Long-term debt(3)	0	6,248	1,298	7,546	7,247
Reinsurance payables - unaffiliated	0	0	510	510	510
Other liabilities	0	3,521	0	3,521	3,521
Due to parent and affiliates	0	155	0	155	155
Separate account liabilities—investment contracts	0	66,914	26,022	92,936	92,936
Total liabilities	$0	$118,125	$67,527	$185,652	$185,219

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Assets supporting experience-rated contractholder liabilities	$58	$50	$0	$108	$108
Commercial mortgage and other loans	0	0	43,563	43,563	42,552
Policy loans	0	0	8,674	8,674	8,674
Other affiliated notes receivable	0	6,690	210	6,900	5,953
Short-term investments	785	16	0	801	801
Cash and cash equivalents	2,122	173	0	2,295	2,295
Accrued investment income	0	2,156	0	2,156	2,156
Reinsurance recoverables - affiliated	0	0	234	234	237
Reinsurance recoverables - unaffiliated	0	0	685	685	685
Due from parent and affiliates	0	199	0	199	199
Other assets	15	1,333	0	1,348	1,348
Total assets	$2,980	$10,617	$53,366	$66,963	$65,008
Liabilities:
Policyholders’ account balances—investment contracts	$0	$28,036	$39,597	$67,633	$66,709
Securities sold under agreements to repurchase	0	8,400	0	8,400	8,400
Cash collateral for loaned securities	0	4,336	0	4,336	4,336
Short-term debt	0	1,141	0	1,141	1,150
Long-term debt(3)	0	7,393	2,170	9,563	8,233
Reinsurance payables - unaffiliated	0	0	715	715	715
Other liabilities	0	3,768	0	3,768	3,768
Due to parent and affiliates	0	282	0	282	282
Separate account liabilities—investment contracts	0	71,335	30,490	101,825	101,825
Total liabilities	$0	$124,691	$72,972	$197,663	$195,418
__________

(1)
The information presented as of December 31, 2017, excludes certain hedge funds, private equity funds and other funds that were accounted for using the cost method and for which the fair value was measured at NAV per share (or its equivalent) as a practical expedient. The fair value and the carrying value of these cost method investments were $1,755 million and $1,535 million, respectively. Due to the adoption of ASU 2016-01 effective January 1, 2018, these assets are carried at fair value at each reporting date with changes in fair value reported in “Other income.” Therefore, as of December 31, 2018, these assets are excluded from this table but are reported in the fair value recurring measurement table.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

(3)
As of December 31, 2018, includes notes with both fair value and carrying amount of $5,566 million. As of December 31, 2017, includes notes with both fair value and carrying amount of $3,860 million. These amounts have been offset with the associated receivables under a netting agreement.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Policy Loans

The Company’s valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.
Reinsurance Recoverables and Reinsurance Payables

Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 13 for additional information about the Company's reinsurance arrangements.

Policyholders’ Account Balances—Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature and, therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities—Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

7.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2018	2017	2016
	(in millions)
Balance, beginning of year	$8,041	$7,771	$10,943
Capitalization of commissions, sales and issue expenses	1,364	1,248	1,218
Amortization—Impact of assumption and experience unlocking and true-ups	(59)	(35)	243
Amortization—All other	(761)	(737)	(1,495)
Change in unrealized investment gains and losses	356	(208)	(9)
Foreign currency translation	(2)	2	(3)
Other(1)	0	0	(3,126)
Balance, end of year	$8,939	$8,041	$7,771
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DAC. See Note 13 for additional information.

8.	VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2018	2017	2016
	(in millions)
Balance, beginning of year	$375	$991	$1,460
Amortization—Impact of assumption and experience unlocking and true-ups	(2)	(67)	(248)
Amortization—All other	(129)	(144)	(162)
Change in unrealized investment gains and losses	448	(461)	(117)
Interest	51	55	58
Foreign currency translation	0	1	0
Balance, end of year	$743	$375	$991

The following table provides VOBA balances and the weighted average remaining expected life for the year ended December 31, 2018.

	VOBA Balance	Weighted Average Remaining Expected Life In Years
	(in millions)
CIGNA	$238	12
The Hartford Life Business	$500	11
Gibraltar BSN Life Berhad	$5	7

The following table provides the interest accrual rates varying by acquisition for the years ended December 31.

	2018			2017			2016
CIGNA			6.40%			6.40%			6.40%
The Hartford Life Business	3.00%	to	6.17%	3.00%	to	6.17%	3.00%	to	6.17%
Gibraltar BSN Life Berhad	4.07%	to	5.51%	4.07%	to	5.51%	4.07%	to	5.51%

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2019	2020	2021	2022	2023
	(in millions)
Estimated future VOBA amortization	$69	$62	$57	$49	$42

9.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 3.

10.	OTHER INTANGIBLES

Other intangible balances at December 31, are as follows:

	2018			2017
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$101	$(49)	$52	$101	$(44)	$57
Other	45	(18)	27	81	(41)	40
Total	$146	$(67)	$79	$182	$(85)	$97

Amortization expense for other intangibles was $19 million, $10 million and $11 million for the years ending December 31, 2018, 2017 and 2016, respectively. Amortization expense for other intangibles is expected to be approximately $7 million in 2019, $8 million in 2020, and $7 million in 2021, 2022 and 2023, respectively.

11.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 for the years indicated are as follows:

	2018	2017
	(in millions)
Life insurance	$83,174	$80,423
Individual and group annuities and supplementary contracts	66,546	61,060
Other contract liabilities	13,138	10,933
Subtotal future policy benefits excluding unpaid claims and claim settlement expenses	162,858	152,416
Unpaid claims and claim settlement expenses	2,673	2,660
Total future policy benefits	$165,531	$155,076

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 5% and 6% of direct individual life insurance in force at December 31, 2018 and 2017, respectively, and 56%, 60% and 62% of direct individual life insurance premiums for 2018, 2017 and 2016, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 0.5% to 7.8%.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.2% to 11.3%. Less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 3.1% to 7.3%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in “other contract liabilities” in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 12 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional PFL liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long-term care; certain individual health policies; and certain interest-sensitive life products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unpaid claims and claim settlement expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 2.6% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 for the years indicated are as follows:

	2018	2017
	(in millions)
Individual annuities	$11,667	$11,279
Group annuities	25,854	26,354
Guaranteed investment contracts and guaranteed interest accounts	12,950	13,333
Funding agreements	3,785	4,631
Interest-sensitive life contracts	24,694	22,892
Dividend accumulation and other	18,590	18,394
Total policyholders’ account balances	$97,540	$96,883

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2018 and 2017 are $3,755 million and $4,165 million, respectively, related to the Company’s Funding Agreement Notes Issuance Program (“FANIP”). Under this program, which has a maximum authorized amount of $15 billion of medium-term notes and $3 billion of commercial paper, Delaware statutory trusts issue short-term commercial paper and/or medium-term notes to investors that are secured by funding agreements issued to the trusts by Prudential Insurance. The outstanding commercial paper and notes have fixed or floating interest rates that range from 0.0% to 3.5% and original maturities ranging from two months to five years. Included in the amounts at December 31, 2018 and 2017 is the medium-term note liability, which is carried at amortized cost, of $2,764 million and $3,211 million, respectively, and short-term note liability of $997 million and $957 million, respectively.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”), which at December 31, 2018 and 2017 totaled $0 and $436 million, respectively. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 1.2% to 2.1% and original maturities ranging from five to seven years. For additional details on the FHLBNY program, see Note 16.

Interest crediting rates range from 0% to 5.8% for interest-sensitive life contracts and from 0% to 13.3% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

12.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2018 and 2017, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2018		December 31, 2017
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death	At Annuitization / Accumulation(1)
	($ in millions)
Annuity Contracts
Return of net deposits
Account value	$88,169	$16	$95,534	$17
Net amount at risk	$663	$0	$31	$0
Average attained age of contractholders	66 years	74 years	65 years	73 years
Minimum return or contract value
Account value	$22,242	$100,454	$25,686	$109,669
Net amount at risk	$3,781	$4,971	$1,755	$1,964
Average attained age of contractholders	70 years	67 years	69 years	66 years
Average period remaining until earliest expected annuitization	N/A	0.02 years	N/A	0.1 years
__________

(1)	Includes income and withdrawal benefits.

	December 31,
	2018	2017
	In the Event of Death
	($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$7,078	$7,738
General account value	$13,783	$12,808
Net amount at risk	$223,508	$217,785
Average attained age of contractholders	58 years	58 years

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2018	2017
	(in millions)
Equity funds	$60,246	$70,343
Bond funds	45,997	46,215
Money market funds	2,044	2,877
Total	$108,287	$119,435

In addition to the amounts invested in separate account investment options above, $4,203 million at December 31, 2018, and $3,941 million at December 31, 2017 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2018, 2017 and 2016, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed GMDB, and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB, and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 6 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company reinsures most of these embedded derivatives to an affiliate that maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 13 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Annuity	Annuity	Annuity
	(in millions)
Balance at December 31, 2015	$3,090	$467	$53	$5,532
Incurred guarantee benefits(1)	902	74	(6)	(191)
Paid guarantee benefits	(36)	(63)	(15)	0
Change in unrealized investment gains and losses	102	1	0	0
Balance at December 31, 2016	4,058	479	32	5,341
Incurred guarantee benefits(1)	664	25	(1)	428
Paid guarantee benefits	(15)	(45)	(13)	0
Change in unrealized investment gains and losses	290	11	0	0
Balance at December 31, 2017	4,997	470	18	5,769
Incurred guarantee benefits(1)	748	94	3	129
Paid guarantee benefits	(77)	(58)	(4)	0
Change in unrealized investment gains and losses	(406)	(14)	0	0
Balance at December 31, 2018	$5,262	$492	$17	$5,898
__________

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with GMDB, GMIB, GMAB, GMWB and GMIWB guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Other assets.” The Company has offered various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Sales Inducements
(in millions)
Balance at December 31, 2015	$735
Capitalization	46
Amortization—Impact of assumption and experience unlocking and true-ups	19
Amortization—All other	(152)
Change in unrealized gains and losses on investments	(1)
Other(1)	(500)
Balance at December 31, 2016	147
Capitalization	0
Amortization—Impact of assumption and experience unlocking and true-ups	12
Amortization—All other	(11)
Change in unrealized gains and losses on investments	(2)
Other	0
Balance at December 31, 2017	146
Capitalization	0
Amortization—Impact of assumption and experience unlocking and true-ups	0
Amortization—All other	(17)
Change in unrealized gain and losses on investments	4
Other	0
Balance at December 31, 2018	$133
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DSI. See Note 13 for additional information.

13.	REINSURANCE

The Company participates in reinsurance with affiliates and third parties primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, and to acquire or dispose of businesses. The Company also uses reinsurance with affiliates as part of its risk management and capital management strategies for certain of its variable annuity optional living benefit features.

Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re, as discussed below. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC as applicable.

Effective December 31, 2015, the Company entered into an agreement to assume the majority of the New York business from PALAC, a subsidiary of Prudential Financial. Concurrently, PALAC surrendered its New York license.

Effective April 1, 2015, the Company entered into an agreement with Union Hamilton Reinsurance, Ltd. (“Union Hamilton”) an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covered most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, with Union Hamilton’s cumulative quota share amounting to $2.9 billion of new rider premiums as of December 31, 2016. Reinsurance on business subject to this agreement remains in force for the duration of the underlying annuity contracts. New sales subsequent to December 31, 2016 are not covered by this external reinsurance agreement. These guaranteed benefit features are accounted for as embedded derivatives.

In January 2013, the Company acquired the Hartford Life Business through reinsurance transactions with three subsidiaries of Hartford Financial Services Group, Inc. (“Hartford Financial”). Under the related agreements, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

arrangement. In December 2017, Hartford Financial announced a definitive agreement to sell a group of operating subsidiaries, which includes two of the Company’s counterparties to these reinsurance arrangements. The sale occurred in May 2018 and there was no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.

Since 2011, the Company has entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain specified beneficiaries.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Consolidated Statements of Financial Position.

From 2005 through March 31, 2016, the Company maintained various automatic coinsurance agreements with Pruco Re to reinsure its living benefit features sold on certain of its variable annuities.

In 2004, the Company acquired the retirement business of CIGNA and subsequently entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company is authorized and has historically retained up to $30 million per life, but reduced its operating retention limit to $20 million per life in 2013. Retention in excess of the operating limit is on an exception basis.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd. (“Prudential of Japan”), Pramerica Life S.p.A., The Prudential Gibraltar Financial Life Insurance Co. Ltd. (“PGFL”), Prudential Annuities Life Assurance Corporation (“PALAC”), Prudential Seguros Mexico, S.A. de C.V., Pramerica Seguros, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd. The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fee income, and policyholders’ benefits for the years ended December 31, are as follows:

	2018	2017	2016
	(in millions)
Direct premiums	$18,722	$16,012	$15,239
Reinsurance assumed	5,967	5,109	4,677
Reinsurance ceded	(1,795)	(1,768)	(2,553)
Premiums	$22,894	$19,353	$17,363

Direct policy charges and fee income	$4,159	$3,441	$3,926
Reinsurance assumed	1,230	1,218	1,287
Reinsurance ceded	(2,091)	(2,043)	(1,520)
Policy charges and fee income	$3,298	$2,616	$3,693

Direct policyholders’ benefits	$23,934	$19,744	$19,714
Reinsurance assumed	6,708	5,933	5,504
Reinsurance ceded	(2,401)	(2,692)	(2,975)
Policyholders’ benefits	$28,241	$22,985	$22,243

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reinsurance recoverables at December 31, are as follows:

	2018	2017
	(in millions)
PALAC	$8,911	$8,449
Prudential of Taiwan	1,419	1,410
Prudential of Japan	210	173
PGFL	77	62
Other affiliates	1	4
Unaffiliated(1)	4,913	5,079
Total reinsurance recoverables	$15,531	$15,177
__________

(1)
Includes $2,035 million and $481 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2018, respectively. Includes $2,145 million and $682 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2017, respectively. The Company has also recorded reinsurance payables related to the Hartford Life Business of $1,259 million and $1,301 million at December 31, 2018 and 2017, respectively. Also included is $15 million and $13 million of reinsurance recoverables at December 31, 2018 and 2017, respectively, established under the reinsurance agreement with Union Hamilton related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Financial Position at December 31, are as follows:

	2018		2017
	Assumed	Ceded	Assumed	Ceded
	(in millions)
Policy loans	$492	$0	$445	$0
Deferred policy acquisition costs	2,144	(3,768)	1,928	(3,842)
Reinsurance recoverables - affiliated(1)	288	10,207	236	9,757
Other assets	33	(379)	39	(593)
Future policy benefits	16,900	0	14,191	0
Policyholders’ account balances	1,132	0	1,001	0
Reinsurance payables - affiliated	108	14	94	4
Other liabilities	80	0	0	0
__________

(1)	Primarily represents the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Operations for the years ended December 31, are as follows:

	2018		2017		2016
	Assumed	Ceded	Assumed	Ceded	Assumed	Ceded
	(in millions)
Premiums	$3,413	$(56)	$3,017	$(70)	$2,625	$(898)
Policy charges and fee income	41	(1,661)	42	(1,632)	29	(1,154)
Net investment income	21	0	19	0	16	0
Asset management and service fees	9	(302)	10	(293)	10	(205)
Realized investment gains (losses), net(1)	20	(823)	25	(555)	32	(533)
Policyholders’ benefits	3,065	(121)	2,710	(65)	2,404	(574)
Interest credited to policyholders’ account balances	23	(132)	13	(24)	9	1
Amortization of deferred policy acquisition costs	372	(474)	309	(30)	265	210
General and administrative expenses	108	(706)	78	(699)	67	(501)
__________

(1)	Represents the change in fair values of the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Excluding the reinsurance recoverable associated with the acquisition of the Hartford Life Business, the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 55% of the reinsurance recoverable at December 31, 2018. The Company periodically reviews the financial condition of its reinsurers, amounts recoverable therefrom, and unearned reinsurance premium, in order to reduce its exposure to loss from reinsurer insolvencies. If

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

deemed necessary, the Company obtains collateral in the form of a trust, letter of credit, or funds withheld arrangement to ensure collectability; otherwise, an allowance for uncollectible reinsurance is recorded. Under the Company’s longevity reinsurance transactions, the Company obtains collateral from its counterparties to mitigate counterparty default risk.

14.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a closed block for certain in-force participating insurance policies and annuity products, along with corresponding assets used for the payment of benefits and policyholders’ dividends on these products, (collectively the “Closed Block”), and ceased offering these participating products. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block division. The insurance policies and annuity contracts comprising the Closed Block are managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance (“NJDOBI”) on December 18, 2001, and Prudential Insurance is directly obligated for the insurance policies and annuity contracts in the Closed Block.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the date of demutualization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to Prudential Financial. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from Prudential Insurance’s assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block liabilities over Closed Block assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income.

As of December 31, 2018 and 2017, the Company recognized a policyholder dividend obligation of $2,252 million and $1,790 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $899 million and $3,656 million at December 31, 2018 and 2017, respectively, to be paid to Closed Block policyholders unless offset by future experience, with a corresponding amount reported in AOCI.

On December 9, 2016, Prudential Insurance’s Board of Directors approved a continuation of the dividends payable on Closed Block policies for 2017. On December 8, 2017, Prudential Insurance’s Board of Directors acted to decrease the 2018 dividends payable on Closed Block policies. On December 7, 2018, Prudential Insurance’s Board of Directors approved a continuation of the dividends payable on Closed Block policies for 2019. These actions resulted in an increase of approximately $32 million for the year ended December 31, 2016 and a decrease of approximately $86 million for both years ending December 31, 2017 and 2018 in the liability for policyholders’ dividends recognized.

Closed Block liabilities and assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from these liabilities and assets, are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2018	2017
	(in millions)
Closed Block liabilities
Future policy benefits	$48,282	$48,870
Policyholders’ dividends payable	812	829
Policyholders’ dividend obligation	3,150	5,446
Policyholders’ account balances	5,061	5,146
Other Closed Block liabilities	3,955	5,070
Total Closed Block liabilities	61,260	65,361
Closed Block assets
Fixed maturities, available-for-sale, at fair value	38,538	41,043
Fixed maturities, trading, at fair value(1)	195	339
Equity securities, at fair value(1)	1,784	2,340
Commercial mortgage and other loans	8,782	9,017
Policy loans	4,410	4,543
Other invested assets(1)	3,316	3,159
Short-term investments	477	632
Total investments	57,502	61,073
Cash and cash equivalents	467	789
Accrued investment income	466	474
Other Closed Block assets	105	249
Total Closed Block assets	58,540	62,585
Excess of reported Closed Block liabilities over Closed Block assets	2,720	2,776
Portion of above representing accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	857	3,627
Allocated to policyholder dividend obligation	(899)	(3,656)
Future earnings to be recognized from Closed Block assets and Closed Block liabilities	$2,678	$2,747
__________

(1)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

Information regarding the policyholder dividend obligation is as follows:

	2018	2017
	(in millions)
Balance, January 1	$5,446	$4,658
Cumulative-effect adjustment from the adoption of ASU 2016-01(1)	157	0
Impact from earnings allocable to policyholder dividend obligation	(508)	142
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(1,945)	646
Balance, December 31	$3,150	$5,446
__________

(1)	See Note 2 for details.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31, are as follows:

	2018	2017	2016
	(in millions)
Revenues
Premiums	$2,301	$2,524	$2,619
Net investment income	2,298	2,669	2,597
Realized investment gains (losses), net	130	534	433
Other income (loss)	(39)	113	36
Total Closed Block revenues	4,690	5,840	5,685
Benefits and Expenses
Policyholders’ benefits	2,972	3,220	3,283
Interest credited to policyholders’ account balances	132	133	132
Dividends to policyholders	1,236	2,007	1,941
General and administrative expenses	364	382	402
Total Closed Block benefits and expenses	4,704	5,742	5,758
Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	(14)	98	(73)
Income tax expense (benefit)	(78)	43	(120)
Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$64	$55	$47

15.	INCOME TAXES

The following schedule discloses significant components of income tax expense (benefit) for the years presented:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
Current tax expense (benefit):
U.S.	$(224)	$(341)	$(314)
State and local	0	1	3
Foreign	16	17	10
Total current tax expense (benefit)	(208)	(323)	(301)
Deferred tax expense (benefit):
U.S.	(57)	(1,735)	63
State and local	0	0	0
Foreign	0	0	1
Total deferred tax expense (benefit)	(57)	(1,735)	64
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(265)	(2,058)	(237)
Income tax expense (benefit) on equity in earnings of operating joint ventures	1	(2)	0
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(1,459)	1,302	574
Additional paid-in capital	0	0	2
Stock-based compensation programs	0	(1)	(11)
Total income taxes	$(1,723)	$(759)	$328

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)

The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2018 and 35% applicable for the periods prior to 2018, and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Expected federal income tax expense	$(20)	$653	$173
Non-taxable investment income	(196)	(313)	(283)
Low income housing and other tax credits	(107)	(106)	(98)
Domestic production activity deduction, net	0	(11)	(20)
Settlements with taxing authorities	31	0	0
Prior year audit true-up	6	36	(14)
Changes in tax law	0	(2,283)	0
Non-deductible goodwill impairment	10	0	0
Non-deductible expenses	20	10	7
FAS123R_Windfall/Shortfall	(8)	(21)	0
Other	(1)	(23)	(2)
Reported income tax expense (benefit)	$(265)	$(2,058)	$(237)
Effective tax rate	283.1%	(110.4)%	(48.1)%

The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income before income taxes and equity in earnings of operating joint ventures”. The Company’s effective tax rate for fiscal years 2018, 2017, and 2016 was 283.1%, -110.4%, and -48.1%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2018 and 35% applicable for the periods prior to 2018, and the Company’s effective tax rate during the periods presented:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $2,283 million tax benefit in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $4 million reduction in income tax expense.

The financial statement impact related to the adoption of Tax Act of 2017 for the twelve months ended December 31, 2017 and twelve months ended December 31, 2018 was as follows:

	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2018	Total
Deferred tax revaluation from tax law change	$(2,323)	$(1)	$(2,324)
Adoption of modified territorial system	32	0	32
Deemed repatriation	8	(3)	5
Total provision for income tax expense (benefit)	$(2,283)	$(4)	$(2,287)

2018 Industry Issue Resolution (IIR). In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an accelerated deduction for the Company’s 2017 tax return, that would have otherwise been deductible in future years. Prior to the adoption of this Directive, the Company accounted for these future deductions as deferred tax assets measured using the current 21% corporate income tax rate. Upon adoption of the Directive, the tax benefits were revalued using the 35% tax rate applicable for the 2017 tax year in which they will now be recognized resulting in a reduction in income tax expense of $5 million.

Change to Prior Year Tax Return. In 2018, the Company submitted an audit adjustment that increased taxable income related to insurance reserves in its 2016 tax return. The remeasurement of the deferred tax assets resulted in an increase in income tax expense of $8 million.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $103 million of the total $196 million of 2018 non-taxable investment income, $233 million of the total $313 million of 2017 non-taxable investment income, and $216 million of the total $283 million of 2016 non-taxable investment income. The DRD for the current period was estimated using information from 2017, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Low-Income Housing and Other Tax Credits. These amounts include incentives within the U.S. tax code for the development of affordable housing aiming at low-income Americans. The Company routinely make such investments that generate a tax credit which reduces the Company’s effective tax rate.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2018	2017
	(in millions)
Deferred tax assets:
Policyholders’ dividends	$770	$1,260
Insurance reserves	0	0
Employee benefits	115	61
Deferred tax assets before valuation allowance	885	1,321
Valuation allowance	(4)	(4)
Deferred tax assets after valuation allowance	881	1,317
Deferred tax liabilities:
Net unrealized investment gains including cash flow hedges	430	2,668
Deferred policy acquisition costs	1,017	871
Insurance reserves	659	569
Investments	692	637
Value of business acquired	160	79
Other	7	79
Deferred tax liabilities	2,965	4,903
Net deferred tax liability	$(2,084)	$(3,586)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets as follows:

	As of December 31,
	2018	2017
	(in millions)
Valuation allowance related to foreign operations deferred tax assets	$4	$4

The Company has no tax attribute carryforwards as of December 31, 2018 and 2017.

Consistent with the Tax Act of 2017, the Company provides applicable U.S. income tax for all unremitted earnings of the Company’s foreign affiliates. For certain foreign affiliates organized in withholding tax jurisdictions, the Company considers the unremitted foreign earnings of those affiliates to be indefinitely reinvested, and therefore does not provide for the withholding tax when calculating its current and deferred tax obligations. For certain other foreign affiliates organized in withholding tax jurisdictions, the Company does not consider unremitted earnings indefinitely reinvested, and therefore provides for foreign withholding tax when calculating its current and deferred tax obligations. The following table summarizes the Company’s indefinite reinvestment assertions for jurisdictions in which the Company operates that impose a withholding tax on dividends or may be subject to other foreign country tax upon a remittance:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unremitted earnings are indefinitely reinvested	Unremitted earnings are not indefinitely reinvested
Insurance operations in China	Non-insurance operations in Taiwan

Tax Audit and Unrecognized Tax Benefits

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2018	2017	2016
	(in millions)
Balance at January 1,	$45	$26	$6
Increases in unrecognized tax benefits—prior years	20	11	10
(Decreases) in unrecognized tax benefits—prior years	0	(5)	0
Increases in unrecognized tax benefits—current year	0	14	10
(Decreases) in unrecognized tax benefits—current year	0	0	0
Settlements with taxing authorities	(45)	(1)	0
Balance at December 31,	$20	$45	$26
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$45	$26

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).

The Company recognized $0, $1, and $0 million of interest and penalties in the Consolidated Statement of Operations for 2018, 2017, and 2016, respectively.

The company recognized no interest and penalties in 2018 and 2017 in the Consolidated Statement of Financial Positions.

Listed below are the tax years that remain subject to examination, by major tax jurisdiction, as of December 31, 2018:

Major Tax Jurisdiction	Open Tax Years
United States	2015-2017

The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

16.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

The table below presents the Company’s short-term debt at December 31, for the years indicated as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2018	2017
	($ in millions)
Commercial paper	$727	$500
Other notes payable(1)	260	581
Current portion of long-term debt(2)	557	69
Short-term Mortgage debt(3)	53	0
Total short-term debt	$1,597	$1,150
Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$286	$227
Daily average commercial paper outstanding	$1,217	$856
Weighted average maturity of outstanding commercial paper, in days	12	24
Weighted average interest rate on outstanding short-term debt(4)	2.23%	1.54%
__________

(1)
Includes notes due to related parties of $260 million and $581 million at December 31, 2018 and 2017, respectively. $10 million and $71 million of the related party notes are denominated in foreign currency at December 31, 2018 and 2017, respectively.

(2)
Includes notes due to related parties of $1 million and $69 million at December 31, 2018 and 2017, respectively. The related party notes payable have interest rates varying from 8.15% to 14.85% in 2018. The related party notes include $0 and $69 million of notes denominated in foreign currency at December 31, 2018 and 2017, respectively.

(3)	Includes $53 million of notes denominated in foreign currency at December 31, 2018.

(4)	Excludes the current portion of long-term debt.

At December 31, 2018 and 2017, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program, with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings generally have served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the NJDOBI. Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the FHLBNY. Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if any of Prudential Insurance’s financial strength ratings decline below A-/A3/A- Negative by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $30 million and $49 million as of December 31, 2018 and 2017, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2017, the 5% limitation equates to a maximum amount of pledged assets of $6.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.6 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

Prudential Insurance had no advances outstanding under the FHLBNY facility as of December 31, 2018.

Federal Home Loan Bank of Boston

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of Prudential Insurance, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings, depending on the maturity date of the obligation. All FHLBB stock purchased by PRIAC is classified as restricted general account investments within “Other long-term investments”, and the carrying value of these investments was $10 million as of December 31, 2018 and 2017. As of December 31, 2018, PRIAC had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $241 million as of December 31, 2018.

Surplus Notes

The Company’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes became exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning on September 18, 2014. The initial exchange rate for the surplus notes was 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes. This was equivalent to 5.1 million shares and an initial exchange price per share of Common Stock of $98.78. The exchange rate is subject to customary anti-dilution adjustments and is accordingly revalued during the fourth quarter of each year. As of December 31, 2018, the exchange rate is 12.1719 shares of Common Stock per each $1,000 principal amount of surplus notes. This is equivalent to 6.09 million shares and an exchange price per share of Common Stock of $82.16. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014, to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. As of December 31, 2018, this reduction value is $23.77 per $1,000 principal amount of surplus notes. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

Credit Facilities

As of December 31, 2018, the Company maintained a syndicated, unsecured committed credit facility as described below.

Borrower	Original Term	Expiration Date	Capacity	Amount Outstanding
			($ in millions)
Prudential Financial and Prudential Funding	5 years	July 2022	$4,000	$0

The $4.0 billion five-year credit facility contains customary representations and warranties, covenants and events of default and borrowings are not contingent on the borrowers’ credit ratings nor subject to material adverse change clauses. Borrowings under this facility are conditioned on the continued satisfaction of customary conditions, including Prudential Financial’s maintenance of consolidated net worth of at least $20.958 billion, which is calculated as U.S. GAAP equity, excluding AOCI, equity of noncontrolling interests and equity attributable to the Closed Block. The Company expects that it may borrow under the facility from time to time to fund its working capital needs. In addition, amounts under this credit facility may be drawn in the form of standby letters of credit that can be used to meet the Company’s operating needs.

Borrowings under this credit facility may be used for general corporate purposes. As of December 31, 2018, the Company was in compliance with the covenants under this credit facility.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In addition to the above credit facility, the Company had access to $85 million of certain other lines of credit at December 31, 2018, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants, and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2018, $5 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

The table below presents the Company’s long-term debt at December 31, for the years indicated as follows:

	Maturity Dates	Rate(1)	2018	2017
			($ in millions)
Fixed-rate notes:
Surplus notes(2)	2024-2047	3.20%-8.30%	$6,400	$7,239
Surplus notes subject to set-off arrangements(3)	2021-2038	2.55%-5.26%	9,245	7,387
Senior notes(4)	2022-2027	0.37%-14.85%	180	195
Mortgage debt(5)	2020-2027	0.89%-4.50%	237	226
Floating-rate notes:
Surplus notes subject to set-off arrangements	2024-2037	2.74%-3.80%	2,200	2,100
Mortgage debt(6)	2020-2025	0.26%-4.79%	430	573
Subtotal			18,692	17,720
Less: assets under set-off arrangements(7)			11,445	9,487
Total long-term debt			$7,247	$8,233
__________

(1)	Ranges of interest rates are for the year ended December 31, 2018.

(2)
Fixed-rate surplus notes at December 31, 2018 and 2017 include $6,059 million and $6,399 million, respectively, due to a related party. Maturities of these notes range from 2024 through 2047. The interest rates ranged from 3.20% to 8.30% in 2018.

(3)
Fixed-rate surplus notes subject to set-off arrangements at December 31, 2018 and 2017 include $2,350 million and $2,200 million due to a related party, respectively. Maturities of these notes range from 2022 through 2034. The interest rate ranged from 2.55% to 4.43% in 2018.

(4)
Fixed-rate senior notes at December 31, 2018 and 2017 include $8 million and $22 million, respectively, due to related parties. Maturities of these notes range from 2022 through 2027 and interest rates ranged from 0.37% to 14.85% in 2018. These related party notes included $6 million and $20 million at December 31, 2018 and 2017, respectively, of notes which were denominated in foreign currency.

(5)	Includes $101 million and $107 million of debt denominated in foreign currency at December 31, 2018 and 2017, respectively.

(6)	Includes $206 million and $245 million of debt denominated in foreign currency at December 31, 2018 and 2017, respectively.

(7)
Assets under set-off arrangements represent a reduction in the amount of surplus notes included in long-term debt, resulting from an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements. These assets include available-for-sale securities that are valued at market and held-to-maturity securities that are valued at book value.

At December 31, 2018 and 2017, the Company was in compliance with all debt covenants related to the borrowings in the table above.

The following table presents the contractual maturities of the Company’s long-term debt as of December 31, 2018:

	Calendar Year
	2020	2021	2022	2023	2024 and thereafter	Total
	(in millions)
Long-term debt	$211	$159	$78	$245	$6,554	$7,247

Surplus Notes

As of December 31, 2018, the Company had $341 million of fixed-rate surplus notes outstanding. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the NJDOBI. The NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2018 and 2017, the Company met these statutory capital requirements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

From 2011 through 2013, a captive reinsurance subsidiary entered into agreements providing for the issuance and sale of up to $2 billion of ten-year fixed-rate surplus notes. The aggregate amount available to be issued under these agreements was reduced to $1.75 billion in 2018. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special-purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting the non-economic portion of the statutory reserve required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The non-economic portion of the statutory reserve equals the difference between the statutory reserve required under Regulation XXX and the amount the Company considers necessary to maintain solvency for moderately adverse experience. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2018, an aggregate of $1.75 billion of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

In December 2013, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $3.5 billion, but can be increased to a maximum potential size of $4.5 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility. As of December 31, 2018, an aggregate of $3.13 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December 2014, a captive reinsurance subsidiary entered into a financing facility with external counterparties, pursuant to which the captive agreed to issue and sell a surplus note with a ten-year term in an aggregate principal amount of up to $1.75 billion in return for an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In December 2017, the Company increased the maximum potential size of the facility to $2.4 billion, of which $650 million has a twenty-year term. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2018, an aggregate of $2.2 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Another captive reinsurance subsidiary maintains a financing facility with external counterparties, pursuant to which the captive has available $2.5 billion in principal amount of surplus notes and received in return an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In November 2017, the Company repaid $500 million of senior notes issued by a special purpose affiliate and held by one of the external counterparties. The remaining term of the financing is sixteen years. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The captive can redeem the credit-linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting the captive. External counterparties have agreed to fund any such credit-linked notes payments in an amount of up to $2.5 billion. Prudential Financial has agreed to make capital contributions to the captive and to the special-purpose affiliate to reimburse them for investment losses in excess of specified amounts. Prudential Financial has also agreed to reimburse one of the external counterparties for any payments under the credit-linked notes funded by it in an amount up to $1 billion. As of December 31, 2018, $2.35 billion of surplus notes were outstanding under the facility and no credit-linked payments have been required.

In March 2017, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $1.0 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

payment. In June 2018, the Company amended this captive financing facility by increasing the maximum potential size of the facility to $2.0 billion. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2018, an aggregate of $1.5 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

During the first quarter of 2018, the Company established a new $1.6 billion captive financing facility to finance non-economic reserves required under Regulation XXX. Similar to the Company’s other captive financing facilities, a captive reinsurance subsidiary issues surplus notes under the facility in exchange for credit-linked notes issued by a special-purpose affiliate that are held to support non-economic reserves. The credit-linked notes are redeemable for cash upon the occurrence of a liquidity stress event affecting the captive and external counterparties have agreed to fund these payments. As of December 31, 2018, $550 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

As of December 31, 2018, captive reinsurance subsidiaries had a total outstanding $6.06 billion of fixed-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of offset exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

In February 2015, Prudential Legacy Insurance Company of New Jersey (“PLIC”) entered into a twenty-year financing facility with certain external counterparties and a special-purpose company affiliate, pursuant to which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to the affiliate up to $4.0 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit-linked notes. Upon issuance, PLIC would hold any credit-linked notes as assets to finance future statutory surplus needs within PLIC. As of December 31, 2018, there were no surplus notes outstanding under the facility.

Other

Funding Agreement Notes Issuance Program. The Company maintains a FANIP in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and are not included in the foregoing table. See Note 11 for further discussion of these obligations.

Mortgage Debt. As of December 31, 2018, the Company’s subsidiaries had mortgage debt of $776 million that has recourse only to real estate property held for investment by those subsidiaries. This represents a decrease of $24 million from December 31, 2017, due to new borrowings in 2018 of $118 million, offset by foreign exchange fluctuations of $17 million and $125 million of prepayment activity.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments is not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense increased by $0.4 million, $2 million and $3.0 million for the years ended December 31, 2018, 2017 and 2016, respectively. See Note 5 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $889 million, $822 million and $743 million for the years ended December 31, 2018, 2017 and 2016, respectively. Interest expense related to affiliated debt was $419 million, $433 million and $419 million for the years ended December 31, 2018, 2017 and 2016, respectively. “Due to parent and affiliates” included $40 million and $49 million associated with the affiliated long-term interest payable at December 31, 2018 and 2017, respectively.

17.	EMPLOYEE BENEFIT PLANS
Pension and Other Postretirement Plans
The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees as well as employees of certain affiliates. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain affiliates), their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2018 and 2017 is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2018	2017	2018	2017
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(12,063)	$(11,309)	$(1,957)	$(2,049)
Service cost	(227)	(208)	(21)	(18)
Interest cost	(432)	(462)	(69)	(81)
Plan participants’ contributions	0	0	(25)	(30)
Medicare Part D subsidy receipts	0	0	(9)	(9)
Amendments	(2)	0	(32)	(9)
Actuarial gains (losses), net	662	(733)	87	70
Settlements	7	25	0	0
Special termination benefits	(1)	(4)	0	0
Benefits paid	711	652	182	171
Foreign currency changes and other	16	(24)	1	(2)
Benefit obligation at end of period	$(11,329)	$(12,063)	$(1,843)	$(1,957)
Change in plan assets
Fair value of plan assets at beginning of period	$13,398	$12,601	$1,607	$1,527
Actual return on plan assets	(223)	1,324	(66)	212
Employer contributions	115	117	11	9
Plan participants’ contributions	0	0	25	30
Disbursement for settlements	(7)	(25)	0	0
Benefits paid	(711)	(652)	(182)	(171)
Foreign currency changes and other	(21)	33	0	0
Fair value of plan assets at end of period	$12,551	$13,398	$1,395	$1,607
Funded status at end of period	$1,222	$1,335	$(448)	$(350)
Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,450	$2,634	$0	$0
Accrued benefit liability	(1,228)	(1,299)	(448)	(350)
Net amount recognized	$1,222	$1,335	$(448)	$(350)
Items recorded in “Accumulated other comprehensive income (loss)” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	0	(4)	41	10
Net actuarial loss	3,283	3,090	402	333
Net amount not recognized	$3,283	$3,086	$443	$343
Accumulated benefit obligation	$(10,736)	$(11,443)	$(1,843)	$(1,957)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($1,180 million and $1,253 million benefit obligation at December 31, 2018 and 2017, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pre-tax basis to participants in the plans. The Company did not make any discretionary payments to the trust in 2018 and 2017. As of December 31, 2018 and 2017, the assets in the trust had a carrying value of $861 million and $881 million, respectively.
Pension benefits for foreign plans comprised 2% of the ending benefit obligation for both 2018 and 2017. Foreign pension plans comprised 3% of the ending fair value of plan assets for both 2018 and 2017. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2018	2017
	(in millions)
Projected benefit obligation	$1,228	$1,299
Fair value of plan assets	$0	$0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2018	2017
	(in millions)
Accumulated benefit obligation	$1,100	$1,139
Fair value of plan assets	$0	$0

There were no purchases of annuity contracts in 2018 and 2017 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $18 million and $21 million as of December 31, 2018 and 2017, respectively.
Components of Net Periodic Benefit Cost
The Company uses market related value to determine components of net periodic (benefit) cost. Market related value recognizes certain changes in fair value of plan assets over a period of five years. Changes in the fair value of U.S equities, international equities, real estate and other assets are recognized over a five year period. However, the fair value for fixed maturity assets (including short-term investments) are recognized immediately for the purposes of market related value.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2018	2017	2016	2018	2017	2016
	(in millions)
Service cost	$227	$208	$186	$21	$18	$16
Interest cost	432	462	479	69	81	90
Expected return on plan assets	(815)	(779)	(751)	(108)	(102)	(105)
Amortization of transition obligation	0	0	0	0	0	0
Amortization of prior service cost	(2)	(2)	(2)	1	0	(2)
Amortization of actuarial (gain) loss, net	179	165	163	16	35	41
Settlements	1	4	0	0	0	0
Special termination benefits(1)	1	4	0	0	0	0
Net periodic (benefit) cost	$23	$62	$75	$(1)	$32	$40
__________

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Accumulated Other Comprehensive Income
The benefit obligation is based upon actuarial assumptions such as discount, termination, retirement, mortality and salary growth rates. Changes at year-end in these actuarial assumptions, along with experience changes based on updated participant census data are deferred in AOCI. Plan assets generate actuarial gains and losses when actual returns on plan assets differ from expected returns on plan assets, and these differences are also deferred in AOCI. The cumulative deferred gain (loss) within AOCI is amortized into earnings if it exceeds 10% of the greater of the benefit obligation or plan assets at the beginning of the year, and the amortization period is based upon the actuarially calculated expected future years of service for a given plan.

The amounts recorded in AOCI as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in OCI are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2015	$0	$(8)	$2,860	$0	$(1)	$611
Amortization for the period	0	2	(163)	0	2	(41)
Deferrals for the period	0	0	366	0	0	(25)
Impact of foreign currency changes and other	0	0	6	0	0	2
Balance, December 31, 2016	0	(6)	3,069	0	1	547
Amortization for the period	0	2	(165)	0	0	(35)
Deferrals for the period	0	0	188	0	9	(180)
Impact of foreign currency changes and other	0	0	(2)	0	0	1
Balance, December 31, 2017	0	(4)	3,090	0	10	333
Amortization for the period	0	2	(179)	0	(1)	(16)
Deferrals for the period	0	2	376	0	32	87
Impact of foreign currency changes and other	0	0	(4)	0	0	(2)
Balance, December 31, 2018	$0	$0	$3,283	$0	$41	$402

The amounts included in AOCI expected to be recognized as components of net periodic (benefit) cost in 2019 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(2)	$4
Amortization of actuarial (gain) loss, net	182	24
Total	$180	$28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2018	2017	2016	2018	2017	2016
Weighted average assumptions
Discount rate (beginning of period)	3.65%	4.15%	4.50%	3.60%	4.05%	4.35%
Discount rate (end of period)	4.30%	3.65%	4.15%	4.30%	3.60%	4.05%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.25%	6.25%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	6.20%	6.60%	7.00%
Health care cost trend rates (end of period)	N/A	N/A	N/A	6.00%	6.20%	6.60%
For 2018, 2017 and 2016, the ultimate health care cost trend rate after gradual decrease until: 2024, 2021, 2021, (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2018, 2017 and 2016, the ultimate health care cost trend rate after gradual decrease until: 2024, 2024, 2021 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2018 and December 31, 2017 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The December 31, 2018 portfolio is selected from a compilation of approximately 590 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2018 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2017. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected rate of return on plan assets in 2019. The expected rate of return for 2019 is 6.50% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$5
Increase in postretirement benefit obligation	$111
One percentage point decrease
Decrease in total service and interest costs	$4
Decrease in postretirement benefit obligation	$91

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement plan risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2018 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	9%	26%	61%
International Equities	2%	9%	2%	21%
Fixed Maturities	53%	65%	8%	54%
Short-term Investments	0%	12%	0%	41%
Real Estate	2%	17%	0%	0%
Other	6%	28%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2018 and December 31, 2017 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 6.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds—Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities—See Note 6 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt—See Note 6 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps—See Note 6 for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds)—Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral—This value is the contractual position relative to the investment of securities lending collateral.

Real Estate—The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments—Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Partnerships—Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds—Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies—These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2018
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$448	$0	$0	$448
Common/collective trusts(1)	0	70	0	0	70
Subtotal					518
International Equities:
Pooled separate accounts(2)	0	315	0	0	315
Common/collective trusts(3)	0	283	0	0	283
United Kingdom insurance pooled funds(4)	0	42	0	0	42
Subtotal					640
Fixed Maturities:
Pooled separate accounts(5)	0	1,326	0	0	1,326
Common/collective trusts(6)	0	288	0	0	288
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	712	0	0	712
U.S. government securities (state & other)	0	519	0	0	519
Non-U.S. government securities	0	1	0	0	1
United Kingdom insurance pooled funds(7)	0	289	0	0	289
Corporate Debt:
Corporate bonds(8)	0	3,476	2	0	3,478
Asset-backed	0	24	0	0	24
Collateralized Mortgage Obligations(9)	0	474	0	0	474
Collateralized Loan Obligations	0	293	0	0	293
Interest rate swaps (Notional amount: $1,694)	0	11	0	0	11
Other(10)	299	5	62	0	366
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					7,782
Short-term Investments:
Pooled separate accounts	0	74	0	0	74
United Kingdom insurance pooled funds	0	3	0	0	3
Subtotal					77
Real Estate:
Pooled separate accounts(12)	0	0	760	0	760
Partnerships	0	0	0	478	478
Subtotal					1,238
Other:
Partnerships	0	0	0	831	831
Hedge funds	0	0	0	1,465	1,465
Subtotal					2,296
Total	$299	$8,654	$824	$2,774	$12,551

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$552	$0	$0	$552
Common/collective trusts(1)	0	79	0	0	79
Subtotal					631
International Equities:
Pooled separate accounts(2)	0	365	0	0	365
Common/collective trusts(3)	0	314	0	0	314
United Kingdom insurance pooled funds(4)	0	56	0	0	56
Subtotal					735
Fixed Maturities:
Pooled separate accounts(5)	0	1,319	38	0	1,357
Common/collective trusts(6)	0	300	0	0	300
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	1,402	0	0	1,402
U.S. government securities (state & other)	0	556	0	0	556
Non-U.S. government securities	0	10	0	0	10
United Kingdom insurance pooled funds(7)	0	324	0	0	324
Corporate Debt:
Corporate bonds(8)	0	3,621	1	0	3,622
Asset-backed	0	5	0	0	5
Collateralized Mortgage Obligations(9)	0	492	0	0	492
Interest rate swaps (Notional amount: $1,498)	0	12	0	0	12
Other(10)	578	1	39	0	618
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					8,699
Short-term Investments:
Pooled separate accounts	0	56	0	0	56
United Kingdom insurance pooled funds	0	1	0	0	1
Subtotal					57
Real Estate:
Pooled separate accounts(12)	0	0	714	0	714
Partnerships	0	0	0	435	435
Subtotal					1,149
Other:
Partnerships	0	0	0	706	706
Hedge funds	0	0	0	1,421	1,421
Subtotal					2,127
Total	$578	$9,466	$792	$2,562	$13,398
__________

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.

(2)	This category invests in a large cap international equity funds whose objective is to track an index.

(3)
This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes. This category also includes a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

(4)	This category invests in an international equity fund whose objective is to track an index.

(5)	This category invests in bond funds, primarily highly rated private placement securities.

(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

(7)	This category invests in bond funds, primarily highly rated corporate securities.

(8)	This category invests in highly rated corporate securities.

(9)	This category invests in highly rated Collateralized Mortgage Obligations.

(10)	Primarily cash and cash equivalents, short-term investments, payables and receivables, and open future contract positions (including fixed income collateral).

(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $157 million and $411 million and the liability for securities lending collateral is $157 million and $411 million for the years ended December 31, 2018 and 2017, respectively.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2018
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$38	$1	$39	$714
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	56
Relating to assets sold during the period	0	0	0	8
Purchases, sales and settlements	(38)	(1)	23	(18)
Transfers in and/or out of Level 3	0	2	0	0
Fair Value, end of period	$0	$2	$62	$760

	Year Ended December 31, 2017
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$36	$0	$49	$666
Actual Return on Assets:
Relating to assets still held at the reporting date	2	0	0	50
Relating to assets sold during the period	0	0	0	6
Purchases, sales and settlements	0	0	(10)	(8)
Transfers in and/or out of Level 3	0	1	0	0
Fair Value, end of period	$38	$1	$39	$714

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2018
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$538	$0	$0	$538
Common trusts(2)	0	75	0	0	75
Subtotal					613
International Equities:
Variable Life Insurance Policies(3)	0	91	0	0	91
Common trusts(4)	0	53	0	0	53
Subtotal					144
Fixed Maturities:
Variable Life Insurance Policies(5)	0	157	0	0	157
Common trusts(5)	0	130	0	0	130
U.S. government securities (federal):
Other U.S. government securities	0	25	0	0	25
Corporate Debt:
Corporate bonds(6)	0	120	0	0	120
Asset-backed	0	26	1	0	27
Collateralized Mortgage Obligations(7)	0	17	1	0	18
Collateralized Loan Obligations(8)	0	18	0	0	18
Interest rate swaps (Notional amount: $188,463)	0	(1)	0	0	(1)
Other(9)	3	0	3	0	6
Subtotal					500
Short-term Investments:
Registered investment companies	138	0	0	0	138
Subtotal					138
Total	$141	$1,249	$5	$0	$1,395

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$605	$0	$0	$605
Common trusts(2)	0	182	0	0	182
Subtotal					787
International Equities:
Variable Life Insurance Policies(3)	0	106	0	0	106
Common trusts(4)	0	110	0	0	110
Subtotal					216
Fixed Maturities:
Variable Life Insurance Policies(5)	0	163	0	0	163
Common trusts(5)	0	52	0	0	52
U.S. government securities (federal):
Other U.S. government securities	0	87	0	0	87
Corporate Debt:
Corporate bonds(6)	0	151	0	0	151
Asset-backed	0	28	0	0	28
Collateralized Mortgage Obligations(7)	0	27	2	0	29
Collateralized Loan Obligations(8)	0	28	2	0	30
Other(9)	6	0	1	0	7
Subtotal					547
Short-term Investments:
Registered investment companies	57	0	0	0	57
Subtotal					57
Total	$63	$1,539	$5	$0	$1,607
__________

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

(2)	This category invests in U.S. equity funds, primarily large cap equities.

(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.

(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.

(5)	This category invests in U.S. government and corporate bond funds.

(6)	This category invests in highly rated corporate bonds.

(7)	This category invests in highly rated Collateralized Mortgage Obligations.

(8)	This category invests in highly rated Collateralized Loan Obligations.

(9)	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2018
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Corporate Debt - Collateralized Loan	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$0	$2	$2	$1
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	0
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	(1)	(1)	0	2
Transfers in and/or out of Level 3(1)	2	0	(2)	0
Fair Value, end of period	$1	$1	$0	$3

	Year Ended December 31, 2017
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Corporate Debt - Collateralized Loan	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$5	$0	$1
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	0
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	(3)	2	0
Transfers in and/or out of Level 3(1)	(1)	0	0	0
Fair Value, end of period	$0	$2	$2	$1
__________

(1)	The transfers from Level 3 to Level 2 are due to the availability of external pricing sources.

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2018	2017	2018	2017
Asset Category
U.S. Equities	4%	5%	44%	49%
International Equities	5	5	10	13
Fixed Maturities	62	65	36	34
Short-term Investments	1	0	10	4
Real Estate	10	9	0	0
Other	18	16	0	0
Total	100%	100%	100%	100%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefit Payments	Other Postretirement Benefit Payments	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2019	$735	$144	$8
2020	658	147	8
2021	687	148	8
2022	711	149	8
2023	728	149	7
2024-2028	3,898	728	35
Total	$7,417	$1,465	$74

The Company anticipates that it will make cash contributions in 2019 of approximately $170 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2018 and 2017 was $1 million and $0 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $89 million, $74 million and $72 million for the years ended December 31, 2018, 2017 and 2016, respectively.

18.	EQUITY

Common Stock

As of December 31, 2018 and 2017, Prudential Insurance had 500,000 shares of common stock authorized, issued and outstanding. The total shares of common stock outstanding are 100% owned by Prudential Financial, the parent holding company of Prudential Insurance.

Additional paid-in capital

Additional paid-in capital (“APIC”) is primarily comprised of the cumulative excess between: (a) the total cash received by the Company in conjunction with past issuances of Common Stock shares and (b) the total par value associated with those shares ($5.00 per share).

Accumulated Other Comprehensive Income (Loss)

AOCI represents the cumulative other comprehensive income (“OCI”) items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)) and Note 17 (Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss) Attributable to The Prudential Insurance Company of America
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2015	$(3)	$1,795	$(2,202)	$(410)
Change in OCI before reclassifications	(58)	2,506	(349)	2,099
Amounts reclassified from AOCI	14	(481)	200	(267)
Income tax benefit (expense)	10	(632)	48	(574)
Balance, December 31, 2016	(37)	3,188	(2,303)	848
Change in OCI before reclassifications	62	4,454	(16)	4,500
Amounts reclassified from AOCI	3	(648)	198	(447)
Income tax benefit (expense)	(16)	(1,135)	(151)	(1,302)
Balance, December 31, 2017	12	5,859	(2,272)	3,599
Change in OCI before reclassifications	(70)	(6,724)	(491)	(7,285)
Amounts reclassified from AOCI	1	(229)	194	(34)
Income tax benefit (expense)	10	1,390	59	1,459
Cumulative effect of adoption of ASU 2016-01	0	(207)	0	(207)
Cumulative effect of adoption of ASU 2018-02	8	914	(390)	532
Balance, December 31, 2018	$(39)	$1,003	$(2,900)	$(1,936)
__________

(1)	Includes cash flow hedges of $826 million, $(15) million and $1,287 million as of December 31, 2018, 2017 and 2016, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,			Affected line item in Consolidated Statements of Operations
	2018	2017	2016
	(in millions)
Amounts reclassified from AOCI(1)(2):
Foreign currency translation adjustment:
Foreign currency translation adjustment	$(1)	$(5)	$(14)	Realized investment gains (losses), net
Foreign currency translation adjustment	0	2	0	Other income
Total foreign currency translation adjustment	(1)	(3)	(14)
Net unrealized investment gains (losses):
Cash flow hedges—Interest Rate	1	(2)	(3)	(3)
Cash flow hedges—Currency	8	0	0	(3)
Cash flow hedges—Currency/Interest rate	506	(23)	445	(3)
Net unrealized investment gains (losses) on available-for-sale securities	(286)	673	39
Total net unrealized investment gains (losses)	229	648	481	(4)
Amortization of defined benefit items:
Prior service cost	1	2	4	(5)
Actuarial gain (loss)	(195)	(200)	(204)	(5)
Total amortization of defined benefit items	(194)	(198)	(200)
Total reclassifications for the period	$34	$447	$267
__________

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 5 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2015	$156	$6	$13	$(31)	$(56)	$88
Net investment gains (losses) on investments arising during the period	87				(27)	60
Reclassification adjustment for (gains) losses included in net income	6				(2)	4
Reclassification adjustment for OTTI losses excluded from net income(1)	(15)				5	(10)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(9)			3	(6)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(20)		7	(13)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(16)	6	(10)
Balance, December 31, 2016	234	(3)	(7)	(47)	(64)	113
Net investment gains (losses) on investments arising during the period	73				(22)	51
Reclassification adjustment for (gains) losses included in net income	(61)				18	(43)
Reclassification adjustment for OTTI losses excluded from net income(1)	(1)				0	(1)
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		2			(1)	1
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			9		(3)	6
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1	0	1
Balance, December 31, 2017	245	(1)	2	(46)	(72)	128
Net investment gains (losses) on investments arising during the period	(27)				9	(18)
Reclassification adjustment for (gains) losses included in net income	(71)				24	(47)
Reclassification adjustment for OTTI losses excluded from net income(1)	(1)				0	(1)
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		1			0	1
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			1		0	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				23	(9)	14
Balance, December 31, 2018	$146	$0	$3	$(23)	$(48)	$78
__________

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2015	$6,182	$(29)	$(905)	$(2,785)	$(756)	$1,707
Net investment gains (losses) on investments arising during the period	2,246				(695)	1,551
Reclassification adjustment for (gains) losses included in net income	(487)				151	(336)
Reclassification adjustment for OTTI losses excluded from net income(2)	15				(5)	10
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(90)			32	(58)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			489		(170)	319
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(181)	63	(118)
Balance, December 31, 2016	7,956	(119)	(416)	(2,966)	(1,380)	3,075
Net investment gains (losses) on investments arising during the period	5,696				(1,709)	3,987
Reclassification adjustment for (gains) losses included in net income	(587)				175	(412)
Reclassification adjustment for OTTI losses excluded from net income(2)	1				0	1
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		(522)			164	(358)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			(152)		53	(99)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(653)	190	(463)
Balance, December 31, 2017	13,066	(641)	(568)	(3,619)	(2,507)	5,731
Net investment gains (losses) on investments arising during the period	(9,740)				2,737	(7,003)
Reclassification adjustment for (gains) losses included in net income	(158)				54	(104)
Reclassification adjustment for OTTI losses excluded from net income(2)	1				0	1
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		637			(193)	444
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			453		(187)	266
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1,928	(874)	1,054
Cumulative effect of adoption of ASU 2016-01	(1,082)			813	(109)	(378)
Cumulative effect of adoption of ASU 2018-02					914	914
Balance, December 31, 2018	$2,087	$(4)	$(115)	$(878)	$(165)	$925
__________

(1)	Includes cash flow hedges. See Note 5 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Retained earnings

Retained earnings primarily represents the cumulative net income earned by the Company that has been retained by the Company as of the reporting date. Other unique items, included but not limited to the adoption of new accounting standards updates, may also impact retained earnings. In any given period, retained earnings may increase due to net income and may decrease due to net losses or the declaration of dividends.

Non-controlling interests

For certain subsidiaries, the Company owns a controlling interest that is less than 100% ownership of the subsidiary but must consolidate 100% of the subsidiary’s financial statements in accordance with U.S. GAAP. Non-controlling interests represent the portion of equity ownership in a consolidated subsidiary that is not attributable to the Company.

Statutory Financial Information and Restrictions on Payments of Dividends

Statutory Financial Information

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The risk-based capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and the Company’s other domestic insurance subsidiaries. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. Insurers that have less statutory capital than required are considered to have inadequate capital and are subject to varying degrees of regulatory action depending upon the level of capital inadequacy. As of December 31, 2018, the Company reported RBC ratios above the regulatory required minimums that would require corrective action and above the Company's “AA” financial strength target levels.

Prudential Insurance and its insurance subsidiaries have capital and surplus levels that exceed their respective regulatory minimum requirements, and none utilized prescribed or permitted practices that vary materially from the practices prescribed by the NAIC or equivalent regulatory bodies for results reported as of December 31, 2018 and 2017, respectively, or for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table summarizes certain statutory financial information for Prudential Insurance for the periods indicated:

	Prudential Insurance
In millions and presented as of or for the year ended	December 31, 2018	December 31, 2017	December 31, 2016
Statutory net income (loss)	$1,324	$(217)	$5,214
Statutory capital and surplus	$10,695	$9,948	$11,174

Restrictions on Payment of Dividends to Prudential Financial, the Parent Holding Company

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2018, Prudential Insurance’s unassigned surplus less applicable adjustments for cumulative unrealized investment gains was $8,097 million. Prudential Insurance must give prior notification to the NJDOBI of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of statutory capital and surplus as of the preceding December 31 or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an “extraordinary dividend” and requires the prior approval of the NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay an ordinary dividend of up to $1,404 million in 2019, without prior approval of the NJDOBI.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The laws regulating dividends of Prudential Insurance’s insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by the Board of Directors and may be affected by market conditions and other factors.

19.	STOCK-BASED COMPENSATION

In 2018 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in its financial statements in accordance with the authoritative guidance on accounting for stock-based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2018, 2017 and 2016, include allocated costs of $2 million, $2 million and $5 million, respectively, associated with employee stock options and $74 million, $102 million and $79 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

20.	COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2018, 2017 and 2016 was $92 million, $86 million and $83 million, respectively.

The following table presents, at December 31, 2018, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income
	(in millions)
2019	$99	$1
2020	84	1
2021	66	1
2022	50	0
2023	35	0
2024 and thereafter	82	0
Total	$416	$3

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. There were no accruals of non-cancelable operating leases and sub-lease income as of December 31, 2018.

Commercial Mortgage Loan Commitments

	December 31,
	2018	2017
	(in millions)
Total outstanding mortgage loan commitments	$1,456	$1,702

In connection with the Company’s investment strategy, it originates commercial mortgage loans.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	December 31,
	2018	2017
	(in millions)
Expected to be funded from the general account and other operations outside the separate accounts	$6,189	$5,787
Expected to be funded from separate accounts	$144	$141

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Credit Derivatives Written

As discussed further in Note 5, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	December 31,
	2018	2017
	(in millions)
Guaranteed value of third parties’ assets	$79,215	$77,290
Fair value of collateral supporting these assets	$77,897	$77,651
Asset (liability) associated with guarantee, carried at fair value	$2	$(1)

Certain contracts underwritten by the Company’s retirement business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s Consolidated Statements of Financial Position.

Other Guarantees

	December 31,
	2018	2017
	(in millions)
Other guarantees where amount can be determined	$13	$31
Accrued liability for other guarantees and indemnifications	$0	$0

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $13 million and $31 million as of December 31, 2018 and 2017, respectively, of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Assets and liabilities held for insolvency assessments were as follows:

	December 31,
	2018	2017
	(in millions)
Other assets:
Premium tax offset for future undiscounted assessments	$54	$64
Premium tax offset currently available for paid assessments	3	6
Total	$57	$70
Other liabilities:
Insolvency assessments	$33	$35

Contingent Liabilities

On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “—Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if potentially material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2018, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $250 million. Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Individual Annuities, Individual Life and Group Insurance

Wells Fargo MyTerm Sales

In December 2016, the Company announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Company-initiated review of how the product was being sold through Wells Fargo. The Company has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial’s total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.

The Company has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the NJDOBI, state attorneys general and federal legislators, and is responding to these requests. The Company has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. The Company may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. The Company has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers. In November 2018, the Company and Wells Fargo resolved the Company’s claims emanating from the MyTerm distribution agreement. This matter is now closed.

Broderick v. The Prudential Insurance Company of America, et al.

In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint.

Huffman v. The Prudential Insurance Company of America

In September 2010, Huffman v. The Prudential Insurance Company of America, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by the Employee Retirement Income Security Act (“ERISA”)-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential Insurance’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the court stayed the case

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals. In August 2014, the court lifted the stay, and in September 2014, plaintiffs filed a motion seeking leave to amend the complaint. In July 2015, the court granted plaintiffs’ motion to file an amended complaint. Plaintiffs’ amended complaint added two new class representatives, a new common law breach of fiduciary duty claim, and a prohibited transactions claim under Section 406(a)(1)(C) of ERISA. In August 2015, Prudential Insurance filed its answer to the first amended complaint. In February 2016, plaintiffs filed a class certification motion. In September 2016, plaintiffs’ motion for class certification was denied, and in October 2016, plaintiffs filed a motion for reconsideration. In December 2016, the motion for reconsideration was denied. In February 2017, all parties filed motions for summary judgment. In December 2017, the court granted plaintiffs’ motion for summary judgment as to their breach of fiduciary duty claims under ERISA, dismissed plaintiffs’ state law claim, and denied the motions for summary judgment on the prohibited transaction claim. In December 2017, plaintiffs filed a motion to alter or amend the prior orders denying class certification. In January 2018, the court denied in part, and granted in part, plaintiffs’ class certification motion and certified a class limited to participants in the two employer plans involving the named plaintiffs. In February 2018, Prudential Insurance filed a petition with the Third Circuit Court of Appeals seeking permission to appeal the class certification decision. In April 2018, the Third Circuit Court of Appeals denied Prudential Insurance’s request for leave to appeal the class certification decision. In November 2018, the court issued an order granting preliminary approval of plaintiffs’ proposed Settlement and Distribution Plan.

Behfarin v. Pruco Life

In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification.

Escheatment Litigation

State of West Virginia ex. Rel. John D. Perdue v. The Prudential Insurance Company of America

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit against Prudential Insurance in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Prudential Insurance’s rehearing petition. In November 2015, Prudential Insurance filed its answer. In September 2018, the case was dismissed with prejudice. This matter is now closed.

State of West Virginia ex. Rel. John D. Perdue v. Pruco Life

In October 2012, the State of West Virginia commenced a second action against Pruco Life making the same allegations stated in the action against Prudential Insurance. In April 2013, Pruco Life filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the court granted Pruco Life’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Pruco Life’s rehearing petition. In November 2015, Pruco Life filed its answer. In September 2018, the case was dismissed with prejudice. This matter is now closed.

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC

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Notes to Consolidated Financial Statements

In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint.

Other Matters

Rosen v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen, on behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (ii) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return. In April 2016, plaintiff filed an amended complaint: (i) removing Prudential Investment Management Services, LLC, as a defendant; (ii) withdrawing all claims concerning Stable Value Accounts; and (iii) adding as defendants the employer/sponsor of plaintiff’s retirement plan (Ferguson Enterprises, Inc.), and the investment advisor for plaintiff’s retirement plan (Capital Partners, LLC d/b/a Captrust Financial Advisors). In May 2016, the Muir v. PRIAC complaint was consolidated with this lawsuit. In June 2016, PRIAC, along with the other named defendants, filed motions to dismiss the amended complaint. In December 2016, the court granted defendants’ motions to dismiss with prejudice. In January 2017, plaintiff filed a Notice of Appeal to the Second Circuit. In March 2017, plaintiff filed a voluntary notice of dismissal with prejudice as to Ferguson Enterprises, Inc. and Capital Partners, LLC d/b/a Captrust Financial Advisors. In October 2017, a three judge panel from the Second Circuit Court of Appeals affirmed the judgment of the district court, and plaintiff subsequently filed a petition for rehearing before the entire Court of Appeals. In December 2017, the Court of Appeals denied plaintiff’s request for a rehearing. In March 2018, plaintiff’s time to appeal the decision of the Court of Appeals expired. This case is now closed.

Residential Mortgage-Backed Securities (“RMBS”) Trustee Litigation

In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939. In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State Court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:

PICA et al. v. Bank of New York Mellon (“BONYM”)

In March 2015, defendants filed a motion to dismiss the amended complaint. In March 2016, the court issued a decision involving BONYM’s motion to dismiss: (i) denying the motion to dismiss the Pooling and Servicing Agreement (“PSA”) trust claims for lack of jurisdiction; (ii) denying the motion regarding claims for violations of the Trust Indenture Act of 1939 and breach of contract; and (iii) granting the motion regarding claims for negligence and breach of fiduciary duty.

PICA et al. v. Citibank N.A.

In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the court issued a decision involving Citibank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; (ii) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the Trust Indenture Act of 1939, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (iii) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In

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Notes to Consolidated Financial Statements

February 2016, Citibank filed a motion to dismiss the state court complaint. In August 2016, plaintiffs filed an amended complaint in state court, and in September 2016, Citibank filed a motion to dismiss the amended complaint and plaintiffs filed in federal court a motion for class certification. In April 2017, Citibank filed a motion for summary judgment in the federal court action. In June 2017, the state court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning Citibank’s pre-Event of Default obligations; (ii) dismissing plaintiffs’ breach of contract claims concerning Citibank’s post-Event of Default obligations; (iii) sustaining plaintiffs’ implied covenant of good faith and fair dealing claim; (iv) dismissing plaintiffs’ claim for breach of fiduciary duty; and (v) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In July 2017, Citibank filed an appeal to the Appellate Division of the Supreme Court of New York, First Department, from the June 2017 decision denying, in part, its motion to dismiss. In January 2018, the First Department: (i) affirmed the trial court’s ruling upholding the breach of contract claim based on the trustee’s failure to give written notice of breaches of representations and warranties; and (ii) reversed the trial court’s order that sustained plaintiffs’ breach of contract and implied covenant of good faith and fair dealing claims concerning servicing violations. In March 2018, the federal court granted Citibank’s motion for summary judgment. In April 2018, plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit from the March 2018 decision granting summary judgment.

PICA et al. v. Deutsche Bank, et al.

In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Deutsche Bank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Deutsche Bank Trust Company Americas, asserting claims relating to the PSA trusts. In May 2016, the Company, together with other institutional investors, filed an amended class action complaint in California State Superior Court. In July 2016, defendant filed a motion to dismiss the amended federal court complaint. In August 2016, defendant filed a demurrer and motion to strike the amended state court class action complaint. In October 2016, the court issued a decision regarding defendants' motion to dismiss: (i) sustaining plaintiffs’ breach of contract claims concerning the trust at issue; (ii) dismissing plaintiffs’ tort claims for breach of fiduciary duty; and (iii) dismissing plaintiffs’ claims of breach of duty to avoid conflicts of interest. The court granted plaintiffs’ leave to file an amended complaint. In January 2017, the federal court issued a decision involving Deutsche Bank’s motion to dismiss: (i) granting the motion with respect to plaintiff’s conflicts of interest claims; and (ii) denying the motion with respect to plaintiffs’ representations-and-warranties claims, servicer-notification claims, event-of-default claims and Trust Indenture Act claims. In February 2017, the court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning the failure to remedy known servicing violations as to all sixty-two trusts at issue; (ii) sustaining plaintiffs’ breach of contract claims concerning the failure to enforce seller representation and warranty claims as to forty-one trusts, and dismissing such claims as to the remaining twenty-one trusts; (iii) dismissing plaintiffs’ claim for breach of fiduciary duty; and (iv) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In January 2018, plaintiffs filed motions for class certification in the state and federal court actions. In May 2018, plaintiffs’ motion for class certification was denied in the state court action. In June 2018, plaintiffs filed a Notice of Appeal to the California Court of Appeal of the denial of their class certification motion. In December 2018, the California Court of Appeal entered the parties’ stipulation dismissing plaintiffs’ appeal of the class certification decision. In December 2018, the federal court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice.

PICA et al. v. HSBC, et al.
In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint. In January 2017, plaintiffs filed a motion seeking class certification and appointing class representatives and class counsel. In February 2018, the court denied plaintiffs’ motion for class certification, and plaintiffs filed a petition with the Second Circuit Court of Appeals seeking permission to appeal the class certification decision. In May 2018, the Second Circuit denied plaintiffs’ request for permission to appeal the denial of their class certification motion.
PICA et al. v. U.S. Bank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the court granted defendants’ motion to dismiss: (i) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (ii) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

the court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (i) upholding the breach of contract and Trust Indenture Act claims; and (ii) dismissing the breach of fiduciary duty and extra-contractual claims. In September 2016, the Company together with other institutional investor plaintiffs filed an amended complaint in state court. In October 2016, U.S. Bank filed a motion to dismiss the amended state court complaint. In November 2016, plaintiffs filed in federal court motions seeking class certification and appointing class representatives and class counsel. In January 2018, the state court issued a decision on U.S. Bank’s motion to dismiss the amended complaint: (i) upholding the representation and warranty breach of contract claims for all 770 trusts; (ii) upholding the breach of contract claims related to servicer violations for 77 trusts; and (iii) dismissing the breach of fiduciary duty, negligence, and implied covenant of good faith and fair dealing claims. In January 2018, the court denied plaintiffs’ motion for class certification in the federal court action. In February 2018, the federal court entered a stipulated order: (i) dismissing all claims involving three trusts with prejudice; (ii) with respect to twenty trusts, dismissing with prejudice the Trust Indenture Act (“TIA”) claims for lack of standing, and the breach of contract claims without prejudice; and (iii) dismissing without prejudice the TIA and breach of contract claims concerning the four remaining trusts. In February 2018, U.S. Bank filed an appeal from the state court’s order concerning U.S. Bank’s motion to dismiss the amended complaint. In March 2018, plaintiffs filed a cross-appeal of the state court’s order concerning the motion to dismiss. In August 2018, plaintiffs filed a second class action complaint in New York state court against U.S. Bank, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, and breach of duty of care. In October 2018, the New York State Supreme Court, First Department, modified the lower court’s January 2018 order, by dismissing plaintiffs’ breach of contract claims for servicer violations involving 56 of 77 trusts, and otherwise affirmed the remainder of the lower court’s January 2018 order.
PICA et al. v. Wells Fargo Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Wells Fargo’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims relating to the PSA trusts. In May 2016, defendant filed a motion to dismiss or to stay the state court action. In July 2016, defendant filed a motion to dismiss the amended complaint filed previously in federal court. In October 2016, the court dismissed the state court complaint. In December 2016, the Company, together with other institutional investors, filed a complaint in New York State Court, captioned BlackRock Core Bond Portfolio, et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims related to the PSA trusts. In March 2017, the federal court issued an order concerning defendant’s motion to dismiss as to the Indenture trusts: (i) sustaining plaintiffs’ breach of contract claims; plaintiffs’ claims for violations of the Trust Indenture Act of 1939; and plaintiffs’ claims for breach of the duty to avoid conflicts of interest; and (ii) dismissing plaintiffs’ claims for breach of fiduciary duty as duplicative of the sustained contract claims. In May 2017, Wells Fargo filed a third-party complaint for contribution against PGIM, Inc., alleging that, in the event the Prudential plaintiff Funds prevail on their claims for damages against Wells Fargo, PGIM must contribute to the award due to PGIM’s alleged breach of fiduciary duties owed to the Funds in managing the Funds’ RMBS investments. In June 2017, Wells Fargo filed a motion to dismiss the complaint in New York State Court. In October 2017, PGIM filed a motion to dismiss the third-party complaint filed by Wells Fargo seeking contribution. In January 2018, plaintiffs filed a motion for class certification in the federal court action. In November 2018, plaintiffs filed an amended complaint in New York state court against Wells Fargo, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, breach of duty of due care, and violation of the Trust Indenture Act of 1939.
Regulatory Matters

Unclaimed Property

In 2011, the New York Attorney General subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, in 2011 the New York Office of Unclaimed Funds commenced an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending and Foreign Tax Reclaim Matter

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial's review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.

The DOL’s review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of both matters that would potentially involve charges under the Investment Advisers Act and financial remedies. We cannot predict the outcome of the discussions with the SEC regarding these matters.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

21.	RELATED PARTIES

Service Agreements—Services Provided

The Company has extensive service agreements with Prudential Financial and certain of its subsidiaries. The Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $984 million, $1,033 million and $949 million for the years ended December 31, 2018, 2017 and 2016, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $190 million and $140 million at December 31, 2018 and 2017, respectively, due primarily to these agreements.

Affiliated Asset Management Fee Income

The Company has a revenue sharing agreement with Advanced Series Trust Investment Services, Inc. (“ASTSI”) and PGIM Investments LLC (“PGIM Investments”), whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTSI and PGIM Investments related to this agreement was $333 million, $323 million and $295 million for the years ended December 31, 2018, 2017 and 2016, respectively. These revenues are recorded as “Asset management and service fees” in the Consolidated Statements of Operations.

The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $26 million, $31 million and $29 million for the years ended December 31, 2018, 2017 and 2016, respectively. These revenues are recorded as “Asset management and service fees” in the Consolidated Statements of Operations.

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Notes to Consolidated Financial Statements

Service Agreements—Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from PGIM Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $424 million, $408 million and $403 million as contra-revenue in “Net investment income” and $179 million, $254 million and $194 million in “General and administrative expenses” for the years ended December 31, 2018, 2017 and 2016, respectively. Included in “Due to parent and affiliates” are payables of $59 million and $70 million at December 31, 2018 and 2017, respectively, due primarily to these agreements.

Affiliated Investment Management Expenses

In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $303 million, $300 million and $275 million for the years ended December 31, 2018, 2017 and 2016, respectively. These expenses are recorded as a reduction to “Other income” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell and service the Company’s products. Commissions and fees paid by the Company to PAD were $743 million, $637 million and $713 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31 are as follows:

	Maturity Dates	Rate	2018	2017
			(in millions)
U.S. Dollar floating rate notes	2019 - 2021	1.96% - 3.65%	$70	$48
U.S. Dollar fixed rate notes(1)	2019 - 2044	2.08% - 6.34%	6,552	6,697
Euro-denominated fixed rate notes	2031	2.39%	17	92
Japanese Yen fixed rate notes	2022	0.01%	2	3
Chilean Peso fixed rate notes	2026	6.51%	374	433
GBP denominated fixed rate notes	2030	3.12%	11	11
Total long-term notes receivable - affiliated(2)			7,026	7,284
Short-term notes receivable - affiliated(3)			1,502	1,400
Total notes receivable - affiliated			$8,528	$8,684
__________

(1)	Includes current portion of the long-term notes receivable of $142 million at December 31, 2018 and $44 million at December 31, 2017.

(2)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

(3)	Short-term notes receivable have variable rates, which averaged 3.18% and 2.07% at December 31, 2018 and 2017, respectively.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $61 million and $59 million at December 31, 2018 and 2017, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $360 million, $338 million and $324 million for the years ended December 31, 2018, 2017 and 2016, respectively, and are included in “Other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $102 million and $206 million associated with these transactions at December 31, 2018 and 2017, respectively. Revenues related to this lending activity were immaterial for years ended 2018, 2017 and 2016.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2025; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to the Company and subsequently contributed to PRIAC, an insurance subsidiary, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial.

Sales and Purchases of Assets between Related Parties

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within APIC and Realized investment gains (losses), net, respectively. The table below shows affiliated asset trades as of December 31, 2018 and 2017.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Realized Investment Gain/(Loss)
				(in millions)
Prudential Annuities Life Assurance Corporation	Oct-17	Transfer In	Commercial Mortgage & Other Loans	$132	$129	$3
Prudential Annuities Life Assurance Corporation	Oct-17	Transfer Out	Fixed Maturities	114	97	17
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer In	Fixed Maturities	14	7	7
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer Out	Derivatives	171	171	0
Prudential Financial Inc	Dec-17	Transfer In	Fixed Maturities	879	879	2
The Gibraltar Life Insurance Co Ltd	Jan-18	Transfer In	Fixed Maturities	300	281	19
Prudential Annuities Life Assurance Corporation	Feb-18	Transfer Out	Fixed Maturities	137	149	12
The Gibraltar Life Insurance Co Ltd	Mar-18	Transfer Out	Fixed Maturities	50	50	2
Hirakata LLC	Mar-18	Transfer In	Fixed Maturities	20	20	0
Hirakata LLC	Mar-18	Transfer In	Fixed Maturities	4	4	0
Prudential Annuities Life Assurance Corporation	Apr-18	Transfer In	Fixed Maturities	64	65	0
Prudential Annuities Life Assurance Corporation	Apr-18	Transfer In	Fixed Maturities	58	43	14
Prudential Annuities Life Assurance Corporation	May-18	Transfer In	Fixed Maturities	78	76	2
Prudential Annuities Life Assurance Corporation	May-18	Transfer In	Commercial Mortgage & Other Loans	84	83	1
Prudential Annuities Life Assurance Corporation	Jun-18	Transfer In	Other Invested Assets	15	15	0
Prudential Annuities Life Assurance Corporation	Jul-18	Transfer In	Fixed Maturities	11	9	2
Prudential Annuities Life Assurance Corporation	Aug-18	Transfer In	Commercial Mortgage & Other Loans	13	13	0
Prudential Annuities Life Assurance Corporation	Dec-18	Transfer Out	Fixed Maturities	33	33	0
Prudential Annuities Life Assurance Corporation	Dec-18	Transfer Out	Fixed Maturities	10	10	0

Derivatives

Prudential Global Funding, LLC, an indirect, wholly-owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other invested assets” were $577 million and $929 million at December 31, 2018 and 2017, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $321 million and $928 million at December 31, 2018 and 2017, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other invested assets” includes $268 million and $198 million at December 31, 2018 and 2017, respectively. “Net investment income” includes gains of $9 million, $17 million and $5 million for the years ended December 31, 2018, 2017 and 2016, respectively, related to these ventures.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Noncontrolling Interest

The Company consolidates certain entities for which it exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner. “Due to parent and affiliates” includes $1,031 million and $984 million at December 31, 2018 and 2017, respectively, related to affiliated investor’s noncontrolling interest in such entities. “General and administrative expenses” include $99 million, $2 million and $5 million for the years ended December 31, 2018, 2017 and 2016, respectively, representing the portion of earnings attributable to affiliated noncontrolling interests.

Reinsurance

As discussed in Notes 13 and 14, the Company participates in reinsurance transactions with certain affiliates.

Short-term and Long-term Debt

As discussed in Note 16, the Company participates in debt transactions with certain affiliates.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2018 and December 31, 2017, and the related consolidated statements of operations, of comprehensive income (loss), of equity, and of cash flows for each of the three years in the period ended December 31, 2018.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2018 and December 31, 2017, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2018 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matters

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain reinsurance costs in 2017.

As discussed in Note 21 to the consolidated financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliates of the Company, all related parties.

Our opinion is not modified with respect to these matters.

/s/ PricewaterhouseCoopers LLP

March 22, 2019

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286-6000, www.pwc.com/us

PART C:
OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 2)
(ii)	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

(b)	Custodian Agreements.
Not Applicable

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 4)
(ii)	Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
(iii)	Schedules of Commissions. (Note 3)

(d)	Contracts:
(i)	Group Contract. (Note 4)
(ii)	Individual Certificate. (Note 4)
(iii)	Group VUL Contract (Note 10)
(iv)	Group GVUL Contractual Certificate Termination Rules (Note 9)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 2)
(ii)	Enrollment Form for Certificate. (Note 3)
(iii)	Form of Investment Division Allocation Supplement. (Note 3)
(iv)	Enrollment Form for GVUL Certificate. (Note 12)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 7)
(ii)	By‑laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 9)

(g)	Reinsurance Contracts:
(i)	Group Life Surplus Share Reinsurance Contract issued to The Prudential Insurance Company of America U1G30006 dated January 1, 2019 (Note 1)
(ii)	Swiss Re Swiss Re Life & Health America Inc. Attachment to Group Life Surplus Share Reinsurance Contract U1G30006, dated January 1, 2019. (Note 1)
(iii)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America 19/AQUA0004 effective January 1, 2019. (Note 1)
(iv)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America B11089AQUA0004 effective January 1, 2019. (Note 1)
(v)	Group Business Travel Accident Special Risk Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America 18AQUA1007 effective May 1, 2018. (Note 1)
(vi)	Addendums to Group Business Travel Accident Special Risk Reinsurance Agreement Contract 18AQUA1007, dated May 1, 2018. (Note 1)

(h)	Participation Agreements:
(i)	Representative Fund Participation Agreements. (Note 5)
(ii)	Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 8)
(iii)	Participation Agreement between Prudential Insurance Company of America and Van Eck Global Worldwide Insurance Trust (Note 8)
(iv)	Supplement #1 To Participation Agreement dated January 1, 2007 between Prudential Insurance Company of America and DWS Variable Series (Note 11)
(v)	Novation of and Amendment #1 to Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 11)
(vi)	Amendment #2 to Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 11)
(vii)	Fifth Amendment to the Participation Agreement dated April 11, 1997 Prudential Insurance Company of America and the Dreyfus Variable Investment Fund (Note 12)
(viii)
Amendment to the Participation Agreement dated March 8, 2007 Prudential Insurance Company of America and JPMorgan Insurance Trust, J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (Note 12)

(ix)
Amendment to the Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and
Franklin/Templeton Distributors, Inc Effective 5/1/2011 (Note 12)

(x)
Amendment to the Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and
Franklin/Templeton Distributors, Inc effective May 1, 2008 (Note 16)

(xi)
Amendment to the Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc effective December 21, 2012 (Note 14)

(xii)
Amendment to the Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc effective May 1, 2013 (Note 14)

(xiii)
Amendment to the Participation Agreement dated April 25,1997 Prudential Insurance Company of America and T. Rowe Price Equity Series Inc. and T. Rowe Price Investment Services, Inc. effective May 1, 2013. (Note 16)

(xiv)
Amendment to the Participation Agreement dated March 13, 2007 The Prudential Insurance Company of America and Fidelity Distributors Corporation and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V, effective February 20, 2014. (Note 16)

(xv)
Amendment (the NSCC Services Amendment) to the Participation Agreement between Prudential Insurance Company of America and T. Rowe Price International Series Inc. and T. Rowe Price Equity Series Inc. and T. Rowe Price Investment Services, Inc. effective May 12, 2014. (Note 16)

(xvi)	Participation Agreement between Prudential Insurance Company of America and Advanced Series Trust, AST Investment Services, Inc. and Prudential Investments LLC. (Note 15)
(xvii)
Amendment to Fund Participation Agreement between Prudential Insurance Company of America and Advanced Series Trust, AST Investment Services, Inc. and Prudential Investments LLC effective June 20, 2012. (Note 16)

(xviii)	Amendment to Fund Participation Agreement between Prudential Insurance Company of America and Janus Aspen Series, and Janus Capital Management LLC effective May 29, 2014. (Note 17)
(xix)
Amendment to Fund Participation Agreement between Prudential Insurance Company of America and American Century Investment Management, Inc and American Century Investment Services, Inc. effective June 1, 2014. (Note 17)

(xx)
Amendment to Fund Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc effective October 20, 2016 (Note 19)

(xxi)	Participation Agreement between Prudential Insurance Company of America and BlackRock Variable Series Funds, Inc. BlackRock Investments, LLC effective March 1, 2016. (Note 19)
(xxii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and Prudential Series Fund effective April 16, 2007 (Note 1)
(xxiii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and AIM Investment Services (Invesco) effective October 16, 2007 (Note 20)
(xxiv)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and American Century Investment Services, Inc, effective April 16, 2007 (Note 20)

(xxv)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and American Skandia Trust, effective October 16, 2007 (Note 20)
(xxvi)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and Dreyfus Service Corporation, effective March 22, 2007 (Note 20)
(xxvii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and DWS Scudder Distributors, Inc (Deutsche), effective October 16, 2007 (Note 20)
(xxviiI)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and Franklin/Templeton Distributors, Inc., effective April 16, 2007 (Note 20)
(xxix)
Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and Janus Services LLC, Janus Distributors LLC, Janus Capital Management LLC, and Janus Aspen Series, effective March 12, 2007 (Note 20)

(xxx)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and J.P. Morgan Series Trust II, JPMorgan Insurance Trust, effective April 16, 2007 (Note 20)
(xxxi)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and Lazard Asset Management Securities LLC, effective March 15, 2007 (Note 20)
(xxxii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and MFS Fund Distributors, Inc., effective April 16, 2007 (Note 20)
(xxxiii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and Neuberger Berman Management Inc., effective March 9, 2007 (Note 20)
(xxxiv)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and Allianz Global Investors Distributors LLC (PIMCO), effective March 21, 2007 (Note 20)
(xxxv)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance Company of America and T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective April 16, 2007 (Note 20)
(xxxvi)
Amendment to Fund Participation Agreement dated March 9, 2007 between Prudential Insurance Company of America and Neuberger Berman Advisers Management Trust and Neuberger Berman BD LLC effective October 23, 2017 (Note 20)

(xxxvii)
Fund Participation Agreement among Prudential Insurance Company of America, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC effective May 1, 2005 (Note 20)

(i)	Administrative Contracts.
(i)	Service Agreement between Prudential and Wells Fargo (Note 17)
(ii)	Service Agreement between Prudential and State Street (Note 17)

(j)	Other Material Contracts
(i)	Powers of Attorney (Note 1)
R. Axel, T. Baltimore, G. Casellas, R. Falzon, M. Grier, M. Hund-Mejean, K. Krapek, P. Lighte, C. Lowrey, G. Paz, S. Pianalto, C. Poon, D Scovanner, K. Tanji, M. Todman

(k)	Legal Opinion and Consent of Lisa G. Baltazar, Esq. (Note 1)

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable

(n)	Other Opinions.
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Registrant’s Form S-6, filed February 16, 1996.
(Note 3)	Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 4)	Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 23, 2007 on behalf of The Prudential Variable Contract Account GI-2.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 8)	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-6, Registration No. 333-137572, filed April 24, 2008 on behalf of The Prudential Variable Contract Account GI-2.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement, filed April 29, 2009 on behalf of The Prudential Variable Contract Account GI-2.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed April 30, 2010 on behalf of The Prudential Variable Contract Account GI-2.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, filed April 19, 2011 on behalf of The Prudential Variable Contract Account GI-2.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed April 25, 2012 on behalf of The Prudential Variable Contract Account GI-2.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed April 15, 2013 on behalf of The Prudential Variable Contract Account GI-2.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6, Registration No. 333-112808 filed June 28, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-1137572 filed April 19, 2011 on behalf of The Prudential Variable Contract Account GI-2.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 20 to this Registration Statement, filed April 14, 2014 on behalf of The Prudential Variable Contract Account GI-2.
(Note 17)	Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement, filed April 14, 2015 on behalf of The Prudential Variable Contract Account GI-2.
(Note 18)	Incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, filed April 15, 2016 on behalf of The Prudential Variable Contract Account GI-2.
(Note 19)	Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement, filed April 14, 2017 on behalf of The Prudential Variable Contract Account GI-2.
(Note 20)	Incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, filed April 13, 2018 on behalf of The Prudential Variable Contract Account GI-2.

Item 27. Directors and Officers of Prudential

The directors and officers of Prudential, listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL
THOMAS J. BALTIMORE, JR.- Director. Chair, Investment Committee; Chair, Executive Committee; Chair, Risk Committee; Member, Compensation Committee. Mr. Baltimore is Chairman, President and Chief Executive Officer of Park Hotels & Resorts, Inc.

GILBERT F. CASELLAS- Director. Chair, Corporate Governance and Business Ethics Committee; Member, Executive Committee; Member, Risk Committee. Mr. Casellas is the former Chairman of OMNITRU.

MARK B. GRIER- Director. Member, Risk Committee. Mr. Grier is the Vice Chairman of the Board of Prudential Financial, Inc. and The Prudential Insurance Company of America.

MARTINA T. HUND-MEJEAN- Director. Member, Audit Committee. Ms. Hund-Mejean is the former Chief Financial Officer of Mastercard Worldwide.

KARL J. KRAPEK- Director. Chair, Compensation Committee; Member, Executive Committee; Member, Risk Committee. Mr. Krapek is the former President and Chief Operating Officer, United Technologies Corporation, and a director of Northrop Grumman Corporation and Pensare Acquisition Corporation

PETER R. LIGHTE- Director. Member, Investment Committee; Member, Corporate Governance and Business Ethics Committee. Mr. Lighte is the former Vice Chairman, J.P. Morgan Corporate Bank, and the founding Chairman of J.P. Morgan Chase Bank, China.

CHARLES F. LOWREY- Director. Mr. Lowrey is the Chairman, Chief Executive Officer and President of Prudential Financial, Inc. and The Prudential Insurance Company of America.

GEORGE PAZ- Director. Member, Audit Committee. Mr. Paz is the former Chairman and former Chief Executive Officer of Express Scripts Holding Company, and a director of Honeywell International Inc.

SANDRA PIANALTO- Director. Member, Corporate Governance and Business Ethics Committee; Member, Finance Committee. Ms. Pianalto is the former President and Chief Executive Officer of the Federal Reserve Bank of Cleveland, and a director of Eaton Corporation, The J.M. Smucker Company and FirstEnergy Corp.

CHRISTINE A. POON- Director. Chair, Finance Committee; Member, Investment Committee; Member, Executive Committee; Member, Risk Committee. Ms. Poon is the Executive-In-Residence at the Max M. Fisher College of Business at The Ohio State University, and a director of Koninklijke Phillips Electronics NV, Regeneron Pharmaceuticals and The Sherwin-Williams Company.

DOUGLAS A. SCOVANNER- Director. Chair, Audit Committee; Member, Executive Committee; Member, Risk Committee. Mr. Scovanner is the Founder and Managing Member of Comprehensive Financial Strategies, LLC.

MICHAEL A. TODMAN- Director. Member, Compensation Committee; Member, Finance Committee. Mr Todman is former Vice Chairman of Whirlpool Corporation, and a director of Brown-Forman Corporation and Newell Brands.

PRINCIPAL OFFICERS
LUCIEN A. ALZIARI- Executive Vice President and Chief Human Resources Officer, Prudential.
ROBERT D. AXEL – Senior Vice President, Principal Accounting Officer and Controller, Prudential.
JOSEPH D. EMANUEL - Senior Vice President, Chief Compliance Officer, and Chief Ethics Officer, Prudential.
ROBERT M. FALZON – Vice Chairman, Prudential.
MARGARET M. FORAN – Senior Vice President, Chief Governance Officer and Corporate Secretary, Prudential.
MARK B. GRIER – Vice Chairman, Prudential.
TIMOTHY P. HARRIS – Executive Vice President and General Counsel, Prudential.
BARBARA G. KOSTER – Senior Vice President and Chief Information Officer, Prudential.
CHARLES F. LOWREY – Chairman, Chief Executive Officer and President, Prudential.
NANDINI MONGIA - Senior Vice President and Treasurer, Prudential.
STEPHEN PELLETIER – Executive Vice President and Chief Operating Officer, U.S. Businesses, Prudential.
NICHOLAS C. SILITCH – Senior Vice President and Chief Risk Officer, Prudential.
SCOTT G. SLEYSTER – Executive Vice President and Chief Operating Officer, International Business, Prudential.
TIMOTHY L. SCHMIDT - Senior Vice President and Chief Investment Officer, Prudential.
KENNETH Y. TANJI – Executive Vice President and Chief Financial Officer, Prudential.
CANDACE J. WOODS– Senior Vice President and Chief Actuary, Prudential.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed in the Exhibits to the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 29, 2009 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

Prudential Investment Management Services LLC (PIMS)

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Adam Scaramella (Note 6)	President

Susan Unvarsky (Note 2)	Executive Vice President

Gary Neubeck (Note 1)	Executive Vice President

Stuart Parker (Note 1)	Executive Vice President

James Gemus (Note 5)	Executive Vice President

Peter Boland (Note 1)	Senior Vice President and Chief Administrative Officer

Hansjerg Schlenker (Note 1)	Senior Vice President and Chief Operations Officer

Mark R. Hastings (Note 1)	Senior Vice President and Chief Compliance Officer

Francine B. Boucher (Note 6)	Senior Vice President, Secretary, and Chief Legal Officer

Robert Smit (Note 4)	Senior Vice President and Chief Financial Officer

John Christolini (Note 7)	Senior Vice President and Co-Chief Compliance Officer

Peter Puzio (Note 7)	Senior Vice President and Co-Chief Operations Officer

Charles Smith (Note 3)	Vice President/Anti-Money Laundering Officer

Elizabeth Marin (Note 3)	Treasurer

(Note 1) 655 Broad Street, Newark, NJ 07102
(Note 2) 30 Scranton Office Park, Scranton PA 18507
(Note 3) 751 Broad Street, Newark, NJ 07102
(Note 4) Three Gateway Center, Newark, New Jersey 07102
(Note 5) 80 Livingston Avenue, Roseland, New Jersey 07068
(Note 6) 213 Washington Street, Newark, New Jersey 07102
(Note 7) 280 Trumbull Street, Hartford, Connecticut 06103

PIMS serves as a principal underwriter of the Group Contracts and Certificate. PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $0 in 2018, $0 in 2017, and $0 in 2016. The Group Contracts and Certificates are offered on a continuous basis

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.

The Principal Underwriter, Prudential Investment Management Services, LLC. (“PIMS”) is located at 655 Broad Street, 19th Floor, Newark, NJ 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Roseland, and State of New Jersey on this 12th day of April, 2019.

(Seal)

The Prudential Variable Contract Account GI-2
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

By: /s/ Lisa G. Baltazar Lisa G. Baltazar Vice President and Corporate Counsel
Pursuant to the requirements of the Securities Act of 1933, this Post‑Effective Amendment No. 25 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 12th day of April, 2019.

Signature and Title

/s/ * Charles F. Lowrey President, Chief Executive Officer and Director

/s/ * Kenneth Y. Tanji Chief Financial Officer and Executive Vice President

/s/ * Robert M. Falzon Vice Chairman	* By: /s/ Lisa G. Baltazar Lisa G. Baltazar (Attorney-in-Fact)

/s/ * Robert D. Axel Controller, Principal Accounting Officer and Senior Vice President

s/ * Thomas J. Baltimore Director

/s/ * Gilbert F. Casellas Director

/s/ * Mark B. Grier Director

/s/ * Martina Hund-Mejean Director	* By: /s/ Lisa G. Baltazar Lisa G. Baltazar (Attorney-in-Fact)

/s/* Karl J. Krapek Director

/s/* Peter R. Lighte Director

s/* George Paz Director

s/* Sandra Pianalto Director

/s/* Christine A. Poon Director

/s/ * Douglas A. Scovanner Director

/s/ * Michael A. Todman Director

EXHIBIT INDEX

Item 26.

(g) Reinsurance Agreements	(i) Group Life Surplus Share Reinsurance Contract issue to The Prudential Insurance Company of America U1G30006 dated January 1, 2019
(ii) Swiss Re Life & Health America Inc. Attachment to Group Life Surplus Share Reinsurance Contract U1G30006, dated January 1, 2019
(iii) Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America 19/AQUA0004 effective January 1, 2019
(iv) Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America B110819AQUA0004 effective January 1, 2019
(v) Group Business Travel Accident Special Risk Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America 18AQUA1007 effective May 1, 2018
(vi) Addendums to Group Business Travel Accident Special Risk Reinsurance Agreement Contract 18AQUA1007 dated May 1, 2018

(j) Powers of Attorney:	R. Axel, T. Baltimore, G. Casellas, R. Falzon, M. Grier, M. Hund-Mejean, K. Krapek, P. Lighte, C. Lowrey, G. Paz, S. Pianalto, C. Poon, D Scovanner, K. Tanji, M. Todman

(k) Legal Opinion and Consent:	Opinion and Consent of Lisa G. Baltazar, Esq.

(n) Auditor Consent:	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(q) Redeemability Exemption:	(i) Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii)